SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement
 ☐    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☒    Definitive Proxy Statement
 ☐    Definitive Additional Materials
 ☐    Soliciting Material Pursuant to § 240.14a-12

SUN HEALTHCARE GROUP, INC.
 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐    No fee required.
 ☒ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock, $0.01 par value per share

(2)	Aggregate number of securities to which transaction applies: 8,975,724

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $6.14 (average of the high and low sales price of the Common Stock of Sun Healthcare Group, Inc. on July 5, 2005)

(4)	Proposed maximum aggregate value of transaction: $55,110,945

(5)	Total fee paid: $6,486.56

☒    Fee paid previously with preliminary materials.
 ☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

[Logo]

Sun Healthcare Group, Inc.
18831 Von Karman, Suite 400
Irvine, California  92612

September 16, 2005

Dear Stockholders:

          On behalf of the Board of Directors, it is my pleasure to invite you to attend a Special Meeting of Stockholders of Sun Healthcare Group, Inc.  The meeting will be held on October 31, 2005 at 18831 Von Karman, Suite 400, Irvine, California 92612, at 9:00 a.m., local time.

          The business to be conducted at the meeting is to vote on a proposal to approve the issuance of shares of Sun's common stock in connection with Sun's proposed acquisition of Peak Medical Corporation.  The proposal and the proposed acquisition of Peak are described in detail in the attached proxy statement.  Your Board of Directors has unanimously approved the acquisition of Peak and recommends that the stockholders approve the proposal to issue the shares of Sun's common stock in the acquisition.

          Whether or not you plan to attend the meeting in person, your shares should be represented and voted at the meeting.  Accordingly, after reading the enclosed proxy statement, please complete, sign, date and promptly return the accompanying proxy card in the enclosed self-addressed envelope.  No postage is required if it is mailed in the United States.  If you later decide to attend the meeting and wish to vote your shares personally, you may revoke your proxy at any time before it is exercised.

          We look forward to seeing you on October 31.

Sincerely,

/s/ Richard K. Matros
Richard K. Matros
Chairman of the Board
and Chief Executive Officer

SUN HEALTHCARE GROUP, INC.
18831 Von Karman, Suite 400
Irvine, California  92612

 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 31, 2005

To the Stockholders of Sun Healthcare Group, Inc.:

          A Special Meeting of Stockholders of Sun Healthcare Group, Inc., a Delaware corporation, will be held on October 31, 2005 at 18831 Von Karman, Suite 400, Irvine, California 92612, at 9:00 a.m., local time, to consider and vote on a proposal to issue up to 8,975,724 shares of Sun's Common Stock, $0.01 par value per share, to the stockholders of Peak Medical Corporation in connection with the proposed acquisition of Peak Medical Corporation.

          The Board of Directors has fixed the close of business on September 16, 2005 as the record date for determining stockholders entitled to receive notice of and to vote at the meeting and at any adjournments or postponements thereof.  All stockholders are cordially invited to attend the meeting in person.  Whether or not you plan to attend the meeting, you are urged to mark, date and sign the enclosed proxy card and return it at your earliest convenience in the enclosed envelope.  If you attend the meeting and wish to vote your own shares in person, you may withdraw your proxy at that time.

For the Board of Directors

/s/ Michael T. Berg
Michael T. Berg
Secretary

September 16, 2005

i

TABLE OF CONTENTS
(continued)

ii

TABLE OF CONTENTS
(continued)

iii

SUN HEALTHCARE GROUP, INC.
18831 Von Karman, Suite 400
Irvine, California  92612
_______________

PROXY STATEMENT
_______________

 INTRODUCTION

          This proxy statement is furnished by the Board of Directors of Sun Healthcare Group, Inc., a Delaware corporation (referred to in this proxy statement as "Sun"), in connection with its solicitation of proxies for use at the Special Meeting of Stockholders (the "Meeting") to be held on October 31, 2005 at 18831 Von Karman, Suite 400, Irvine, California 92612, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof.  This proxy statement, the attached Notice of Special Meeting of Stockholders and the accompanying proxy card are first being mailed to Sun's stockholders on or about September 23, 2005.

          The only business scheduled to come before the Meeting is a proposal to approve the issuance of up to 8,975,724 shares of Sun's Common Stock, $0.01 par value per share (referred to in this proxy statement as the "Common Stock"), in connection with the proposed acquisition of Peak Medical Corporation (referred to in this proxy statement as "Peak").

PROXY PROCEDURES

          The persons named to serve as proxy holders were selected by the Board of Directors of Sun. If a proxy card is properly executed and returned before the Meeting, and not revoked, all shares represented thereby will be voted at the Meeting, including any adjournments thereof.  If a proxy card specifies the manner in which shares are to be voted, the shares will be voted in accordance with such specifications.  If no such specification is made on a proxy card that is signed and returned, such shares will be voted as recommended in this proxy statement by the Board of Directors.  As to any other business that may properly come before the Meeting, the persons named in the accompanying proxy card will vote the shares in accordance with their best judgment.  Sun does not presently know of any other business to come before the Meeting.

          Execution of a proxy card will not in any way affect a stockholder's right to attend the Meeting and vote in person, and any person giving a proxy has the right to revoke it at any time before it is exercised by filing with the Secretary of Sun an instrument revoking it or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

          Sun will pay the cost of solicitation of proxies. In addition, Sun may reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for expenses incurred in forwarding solicitation materials to the beneficial holders of stock held of record by such persons.  Although it is contemplated that proxies will be solicited primarily through the mail, Sun may use its directors, officers and employees, without additional compensation, to conduct solicitation by telephone, facsimile and other means.  Sun has also retained Innisfree M&A Incorporated to assist in the solicitation of proxies. We expect that the related expense will not exceed $10,000 plus reimbursement of customary out-of-pocket expenses.

OUTSTANDING SHARES AND VOTING RIGHTS

          At the close of business on September 16, 2005, there were outstanding 15,352,767 shares of Sun's Common Stock.  Only the holders of Common Stock on September 16, 2005, the record date for stockholders entitled to notice of and to vote at the Meeting, are entitled to vote at the Meeting.  Each share of Common Stock is entitled to one vote on each matter to be voted upon.  The presence in person or by proxy of a majority of the shares of Common Stock entitled to vote will constitute a quorum for the transaction of business at the meeting.  Abstentions and broker non-votes (defined below) will be counted as present for quorum purposes.

          The persons appointed by Sun to act as election inspectors for the Meeting will count votes cast by proxy or in person at the Meeting.  The election inspectors will treat shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum.  A "broker non-vote" occurs when a broker votes on some matters on a proxy card but not on others because the broker does not have discretionary power to vote on a particular matter.  Abstentions with respect to any proposal will have the effect of votes "against" that proposal.  Broker non-votes, however, do not constitute votes "for" or "against" any matter proposed for consideration at the Meeting and thus will be disregarded and have no effect in the calculation of "votes cast" with respect to such matters and, accordingly, will not affect the outcome of the vote.

VOTE REQUIRED

          Approval of the proposal to approve the issuance of up to 8,975,724 shares of Sun's Common Stock in connection with the proposed acquisition of Peak will require the affirmative vote of a majority of the total votes cast on the proposal.

SUMMARY

          This Summary highlights selected information from this proxy statement and may not contain all of the information that is important to you.  You should carefully read this entire proxy statement and the documents to which we have referred you.  See "Where to Find More Information."

Proposed Acquisition

             Pursuant to the terms of an Agreement and Plan of Merger, dated as of May 16, 2005, as amended (referred to in this proxy statement as the "Merger Agreement"), by and among Sun, Pinnacle Acquisition Corp., a wholly owned subsidiary of Sun (referred to in this proxy statement as "Merger Sub"), Peak and the stockholders of Peak:

-	Merger Sub will merge with and into Peak and Peak will become a wholly owned subsidiary of Sun;
-	Sun will exchange up to 8,871,890 shares of Sun's Common Stock for all the outstanding shares of the capital stock of Peak; and
-	Sun will assume options to acquire shares of Peak's capital stock and convert those options into options to acquire up to 103,834 shares of Sun's Common Stock.

Peak Medical Corporation (see pages 16 to 19)

           Peak, an Albuquerque-based healthcare company, primarily operates or manages 62 inpatient facilities that include skilled nursing facilities and independent and assisted living residences.  Peak's operations are located in seven states with 5,264 licensed beds, 242 unlicensed units and 902 managed beds at August 31, 2005.  The seven states are contiguous to Sun's western operating locations.  Peak's facilities were 80.6% occupied as of July 31, 2005. At August 31, 2005, Peak had approximately 4,900 employees serving more than 4,800 residents and patients in its operating facilities on a daily basis.  Peak's principal executive offices are located at 5635 Jefferson NE, Albuquerque, New Mexico 87109 and its telephone number is (505) 342-0235.

Pro Forma Combined Inpatient Operations (see page 16 for a description of Peak's facilities)

           At August 31, 2005, our inpatient services operations consisted of 102 long-term care facilities (comprised of 85 skilled nursing facilities, eight assisted living facilities, six mental health facilities, and three specialty acute care hospitals) with an aggregate of 10,551 licensed beds.  As of August 31, 2005, we had approximately 15,900 full-time and part-time employees, of which approximately 10,600 employees were in our long-term and subacute care operations.

          If our acquisition of Peak had been completed as of August 31, 2005, then (i) our pro forma combined inpatient services operations would have consisted of 164 inpatient facilities (comprised of 124 operated skilled nursing facilities, 10 managed skilled nursing facilities, 12 assisted living facilities, nine independent living facilities, six mental health facilities, and three specialty acute care hospitals) with an aggregate of 15,815 licensed beds, 902 managed beds and 242 unlicensed units, and (ii) our pro forma combined number of employees would have been approximately 20,800 full-time and part-time employees, of which approximately 15,400 employees would be in the long-term and subacute care operations.

          The following table sets forth certain information concerning the number of beds and units for the pro forma combined inpatient operations of Sun and Peak assuming the acquisition of Peak occurred as of August 31, 2005.

			Number of Beds/Units Per Type of Facility (1)
State	Total Number of Beds/Units(1)	Operator/ Manager	Skilled Nursing Facilities		Assisted Living Facilities	Independent and Senior Living Facilities(2)	Mental Health Facilities	Specialty Acute Care Hospitals
New Mexico	1,967	Peak	1,807	(3)	100	60	-	-
California	1,677	Sun	1,034		-	-	473	170
Oklahoma	1,747	Peak	1,420		182	85	60	-
Colorado	1,276	Peak	1,179		-	97	-	-
Idaho	1,201	Sun/Peak	1,179		-	-	-	22
Georgia	1,097	Sun	1,065		32	-	-	-
New Hampshire	1,068	Sun	865		203	-	-	-
Massachusetts	1,024	Sun	967		57	-	-	-
North Carolina	1,021	Sun	1,021		-	-	-	-
Tennessee	919	Sun	897		22	-	-	-
Alabama	783	Sun	757		26	-	-	-
West Virginia	739	Sun	739		-	-	-	-
Montana	650	Peak	538		97	15	-	-
Washington	608	Sun	552		56	-	-	-
Ohio	575	Sun	575		-	-	-	-
Utah	231	Peak	204		27	-	-	-
Arizona	161	Sun	161		-	-	-	-
Maryland	169	Sun	169		-	-	-	-
Wyoming	46	Peak	46		-	-	-	-
Total	16,959		15,175		802	257	533	192
	======		======		======	======	======	======

(1)

The total number of licensed beds and unlicensed units may vary in some instances from beds available for use, which is used in the computation of occupancy. The total number of available beds and units would have been as follows: all 164 facilities, 16,226; the skilled nursing facilities, 14,502; the assisted living facilities, 770; the independent living facilities, 257; the mental health facilities, 505; and the specialty acute care hospitals, 192.

(2)

The 242 units in the independent living facilities and senior living apartments in New Mexico, Oklahoma and Colorado are not required to be licensed. The 15 units in Montana are required to be licensed.

(3)	902 of these licensed beds are located in facilities that we manage.

Reasons for the Acquisition (see pages 32 to 35)

          Your Board has recognized anticipated potential benefits from the acquisition of Peak. These anticipated potential benefits include:

-	the potential addition of substantial incremental revenue from increases in occupancy, improvements in patient mix and provision of services not provided by Peak that are currently provided by Sun;

-

the potential ability to realize synergies related to the reduction of corporate office and field overhead, reduction of workers' compensation costs, enhanced purchasing discounts and the rationalization of operational practices of the combined companies; and

-	the expansion of Sun's presence in the states in which Peak operates.

          Your Board also has recognized potential negative factors and risks inherent in the proposed acquisition, including:

-	the risk that the dollar value of the total consideration we pay to acquire Peak will increase if the price of our Common Stock increases prior to closing of the acquisition of Peak;

-	the fact that certain stockholders of Peak will have substantial ownership interests in the combined companies and may have the ability to exercise influence and control over the combined companies;

-	the risk that some or all of the potential benefits of the acquisition may not be realized for a prolonged time, if at all;

-	the risk that the costs of the acquisition of Peak and the integration of its operations with our operations may require more capital and other resources than anticipated;

-	the risk that consents from lenders or landlords will not be obtained, resulting in a refinancing of indebtedness or the inability to operate one or more of Peak's facilities; and

-

the costs of compliance with additional regulatory requirements, including those of states in which Peak now operates but Sun does not, and those under our Corporate Integrity Agreement, which does not currently apply to Peak's facilities.

Recommendation to Sun's Stockholders

          Your Board believes that the acquisition of Peak and the issuance of the shares of Sun's Common Stock in connection with the acquisition of Peak are in the best interest of Sun and its stockholders and unanimously recommends that you vote FOR the issuance of Sun's Common Stock in connection with the acquisition of Peak.

Financial Advisor Opinion (see pages 35 to 43)

          In deciding to approve the acquisition of Peak, your Board of Directors considered the opinion of MTS Health Partners, L.P., our financial advisor.  MTS Health Partners, L.P. has rendered an opinion that, based on and subject to the limitations contained in the opinion, the consideration of up to 8,975,724 shares of Sun's Common Stock to be issued by Sun in the acquisition of Peak is fair to Sun from a financial point of view.  This opinion is dated May 16, 2005 and is attached to this proxy statement as Appendix A.  We encourage you to read this opinion.

Transaction Documents

          The Merger Agreement is attached as Appendix B to this proxy statement.  The two other primary agreements are the Stockholders Agreement, dated as of May 16, 2005, as amended (referred to in this proxy statement as the "Stockholders Agreement"), by and among Sun, the stockholders of Peak and James A. Parsons, as Stockholder Agent, and the Registration Rights Agreement, dated as of May 16, 2005, as amended (referred to in this proxy statement as the "Registration Rights Agreement"), by and among Sun, the stockholders of Peak and James A. Parsons, as Stockholders Agent.  Copies of the

Stockholders Agreement and Registration Rights Agreement are attached as Appendices C and D, respectively, to this proxy statement.

Conversion of Securities (see page 46)

          No Conversion of Sun Stock.  Nothing will happen to your shares of Common Stock as a result of the acquisition of Peak.  However, because the number of shares of Sun's Common Stock will increase by up to 8,975,724 shares if the acquisition of Peak is completed, the percentage ownership of Sun now represented by your shares of Common Stock will be reduced.

          Conversion of Peak Stock.  As a result of the acquisition of Peak, stockholders of Peak will receive up to 8,871,890 shares of Sun's Common Stock and Sun will assume options to acquire up to 103,834 shares of Sun's Common Stock.

Ownership After the Acquisition (see page 28)

          We expect to issue up to 8,871,890 shares of Sun's Common Stock in the acquisition of Peak, representing approximately 36.6% of Sun's outstanding Common Stock after the acquisition, excluding Peak's options to be assumed by Sun.  Our existing stockholders will own the remaining 63.4% of Sun's outstanding Common Stock after the acquisition.  RFE Investment Partners V, L.P. and RFE VI SBIC, L.P. (collectively referred to in this proxy statement as "RFE") and DFW Capital Partners, L.P. (referred to in this proxy statement as "DFW") are the major stockholders of Peak and, after the consummation of the acquisition of Peak, will be the largest stockholders of Sun, beneficially owning approximately 24.5% and 8.7%, respectively, of Sun's then outstanding Common Stock.

Representation on Board of Directors (see page 46)

          Each of RFE and DFW will be entitled to nominate one individual to the Board of Directors of Sun until such time as RFE or DFW, as the case may be, ceases to own at least 50% of the shares of Sun's Common Stock acquired by it in the acquisition of Peak.  The initial nominee for RFE is expected to be Michael J. Foster and the initial nominee for DFW is expected to be Keith W. Pennell.  Information regarding Messrs. Foster and Pennell appear on page 27 of this proxy statement.

Voting Restrictions (see pages 54 to 55)

          Each of RFE and DFW has agreed, after consummation of the acquisition of Peak, so long as it is entitled to nominate a director to Sun's Board of Directors, unless an Early Release Event (as defined in the Stockholders Agreement) occurs, (A) to vote its shares of Sun's Common Stock in the election of directors (other than for its nominee) in proportion to the vote of the other stockholders of Sun, (B) not to propose any matter to Sun's Board of Directors or stockholders that requires or contemplates the vote or consent of the stockholders of Sun or propose nominees to the Board of Directors other than its designate as described above, (C) not to acquire the beneficial ownership of any additional shares of the voting power of Sun, and (D) not to knowingly assist, advise or encourage any other person in acquiring, directly or indirectly, control of Sun, without, in the case of each of (A) through (D) above, the prior approval of Sun's Board of Directors.

Transfer Restrictions (see pages 55 to 56)

          None of the stockholders of Peak may sell or transfer any shares of Sun's Common Stock acquired in the acquisition of Peak until the earlier of the first anniversary of the closing of the acquisition of

Peak and an Early Release Event (as defined in the Registration Rights Agreement).  After the first anniversary of the closing of the acquisition of Peak, until the earlier of the third anniversary of the closing of the acquisition of Peak and an Early Release Event, each of RFE and DFW has agreed not to sell or transfer shares of Sun's Common Stock acquired in the acquisition of Peak in any three-month period in excess of specified percentages that are calculated based upon no more than an aggregate of 4% of Sun's then outstanding shares of Common Stock being eligible for sale by RFE and DFW in any three-month period, subject to certain specified exceptions.

          In addition, after the date of the closing of the acquisition of Peak, each of Richard K. Matros, Sun's Chief Executive Officer, William A. Mathies, the President of SunBridge Healthcare Corporation, Sun's wholly owned subsidiary that operates its inpatient facilities, L. Bryan Shaul, Sun's Executive Vice President and Chief Financial Officer, and Michael Newman, Sun's Executive Vice President and General Counsel, has agreed not to sell or otherwise transfer any of the shares of Sun's Common Stock or options to acquire shares of Sun's Common Stock he beneficially owns until the earlier of the first anniversary of the closing of the acquisition of Peak and an Executive Early Release Date (as defined), subject to specified exceptions.

Registration Rights (see pages 56 to 57)

          We have agreed to provide "piggyback" registration rights to the stockholders of Peak, which means that upon completion of the acquisition the former stockholders of Peak will have the right to register and sell their shares of Sun's Common Stock acquired in the acquisition of Peak in the event that Sun registers the sale of shares of Sun's Common Stock for other stockholders in an underwritten public offering.  In addition, after the first anniversary of the closing of the acquisition of Peak, Sun has agreed to put in place a shelf registration statement that will allow the former stockholders to sell their shares of Sun's Common Stock, subject, in the case of RFE and DFW, to the limitations described above under "Transfer Restrictions."

No Dissenters' or Appraisal Rights (see page 45)

          Stockholders of Sun will not have dissenters' or appraisal rights as a result of the acquisition of Peak.

Regulatory Approvals (see pages 43 to 44)

          Under the Hart-Scott-Rodino Antitrust Improvement Act, the acquisition of Peak cannot be completed until both companies have notified the Federal Trade Commission and the Department of Justice of the transaction and a required waiting period has expired or been terminated.  Sun and Peak submitted pre-merger notification and report forms by June 13, 2005 and the waiting period was terminated on June 27, 2005.

          The operations of Sun and Peak are extensively regulated by federal and state healthcare regulatory bodies.  In connection with the acquisition of Peak, Sun is required to file notices with, and in some jurisdictions obtain approvals or consents from, various agencies responsible for the licensure or certification of healthcare facilities in states where Peak conducts its businesses.  In some cases, these filings must be made, and approvals obtained, prior to the completion of this acquisition.  In other cases, filings cannot be made until the acquisition has been completed. We anticipate that making requisite filings and obtaining the necessary licenses and certifications will be accomplished within appropriate time frames to enable us to operate Peak's business immediately following the completion of the acquisition. No assurance can be given, however, that we will obtain the requisite approvals to enable us to close the acquisition immediately upon receipt of a favorable vote by the stockholders.

Conditions to the Acquisition (see pages 51 to 52)

           The consummation of the acquisition of Peak is conditioned on the meeting of a number of conditions, including:

-	obtaining the approval of the stockholders of Sun;
-	the absence of any governmental order, law or action preventing the transaction or seeking to prevent it;
-	the receipt of all necessary government and third party consents; and
-	satisfying other conditions customary in such transactions.

Termination of the Acquisition (see pages 52 to 53)

          The Merger Agreement can be terminated by the mutual agreement of Sun and Peak at any time and by either Sun or Peak in the event that the acquisition is not completed by December 31, 2005.  Either Sun or Peak can terminate the Merger Agreement in the event that the other party breaches any of the representations, warranties, covenants or agreements in the Merger Agreement that are not cured.  The Merger Agreement may also be terminated by Peak if Sun enters into a transaction to sell Sun to a third party prior to the closing of the acquisition of Peak or the Board of Directors of Sun changes its recommendation of the acquisition of Peak to the stockholders of Sun, in which case Sun will be obligated to pay Peak a termination fee of $2.2 million.

Fees and Expenses (see page 53)

          Sun and Peak have agreed to pay all their respective expenses incurred in connection with the acquisition, except that Peak's fees and expenses will not exceed $1,750,000.  Because Peak will become a subsidiary of Sun, Peak's liabilities, including expenses payable by Peak in connection with the acquisition, will be part of the consolidated liabilities of Sun.  Sun has agreed to pay an aggregate of $2,500,000 of bonuses to two senior executive officers of Peak payable pursuant to existing bonus agreements with Peak if the acquisition is completed and to pay the expenses of Peak if Sun's stockholders do not approve the issuance of shares of Sun's Common Stock in connection with the acquisition of Peak.

Risk Factors (see pages 28 to 29)

          Before deciding how to vote on the proposal to approve the issuance of shares of Sun's Common Stock in connection with the acquisition of Peak, you should review "Risk Factors."

Comparative Market Price and Dividend Information (see page 45)

           Sun.  Shares of Sun's Common Stock are quoted on the Nasdaq National Market under the symbol "SUNH." On May 16, 2005, the last trading day before the public announcement of the proposed acquisition of Peak, Sun's Common Stock closed at $6.49 per share. On September 12, 2005, Sun's Common Stock closed at $6.73 per share. We urge you to obtain current market quotations.

          We currently are prohibited from paying dividends under our existing credit facility and we do not expect to pay dividends in the foreseeable future.

          Peak.  No market value information is available for the common stock of Peak since there is no established trading market for it.

Sun Summary Historical Consolidated Financial Data

           The following summary historical consolidated financial data for Sun for the years ended and as of December 31, 2000 and 2001, the two months ended February 28, 2002, the ten months ended December 31, 2002 and the years ended December 31, 2003 and 2004 is derived from our audited consolidated financial statements.  The following summary historical consolidated financial data for Sun for the six months ended and as of June 30, 2004 and 2005 is derived from our unaudited consolidated financial statements.  This summary historical consolidated financial data is only a summary and should be read in conjunction with "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the consolidated financial statements and related notes thereto contained in our Annual Report on Form 10-K for the year ended December 31, 2004 and our Quarterly Report on Form 10-Q for the six months ended June 30, 2005, which are incorporated by reference in this proxy statement.  See "Where to Find More Information."

	Predecessor Company (1)			Reorganized Company (1)
	As of and	As of and	As of and	As of and	As of and	As of and
	For the Year	For the Year	For the Two	For the Ten	For the Year	For the Year	As of and
	Ended	Ended	Months Ended	Months Ended	Ended	Ended	For the Six Months
	December 31,	December 31,	February 28,	December 31,	December 31,	December 31,	Ended June 30,
	2000(2)	2001(3)	2002(4)	2002(5)	2003(6)	2004(7)	2004(8)	2005(9)
(in thousands, except per share data)
Statement of
Operations Data:
Total net revenues	$ 2,458,928	$ 2,075,234	$ 301,846	$ 640,924	$ 785,600	$ 820,072	$ 409,418	$ 421,656
(Loss) income before
income taxes	(545,455)	(69,116)	1,493,157	(297,017)	(29,345)	7,649	6,592	(1,087)
(Loss) income from
continuing operations	(545,711)	(69,437)	1,493,010	(297,427)	(30,010)	8,807	7,714	(271)
(Loss) income on
discontinued operations	-	-	(7,639)	(140,559)	30,364	(27,434)	(10,839)	6,033
Net (loss) income	$ (545,711)	$ (69,437)	$ 1,485,371	$ (437,986)	$ 354	$ (18,627)	$ (3,125)	$ 5,762
	=========	=========	==========	=========	==========	=========	=======	========
Basic earnings per
common and common
equivalent share:
(Loss) income from
continuing operations	$ (9.04)	$ (1.14)	$ 24.44	$ (29.74)	$ (2.98)	$ 0.61	$ 0.57	$ (0.02)
(Loss) income on
discontinued operations	-	-	(0.12)	(14.06)	3.02	(1.90)	(0.80)	0.39
	=========	=========	==========	=========	=========	=========	=======	========
Net (loss) income	$ (9.04)	$ (1.14)	$ 24.32	$ (43.80)	$ 0.04	$ (1.29)	$ (0.23)	$ 0.37
	=========	=========	==========	=========	=========	=========	=======	========
Diluted earnings per
common and common
equivalent share:
(Loss) income from
continuing operations	$ (9.04)	$ (1.14)	$ 24.44	$ (29.74)	$ (2.98)	$ 0.61	$ 0.57	$ (0.02)
(Loss) income on
discontinued operations			(0.12)	(14.06)	3.02	(1.89)	(0.80)	0.39
	=========	=========	==========	=========	=========	=========	=======	========
Net (loss) income	$ (9.04)	$ (1.14)	$ 24.32	$ (43.80)	$ 0.04	$ (1.28)	$ (0.23)	$ 0.37
	=========	=========	==========	=========	=========	=========	=======	========
Weighted average
number of common
and common
equivalent shares:
Basic	60,347	61,096	61,080	10,000	10,050	14,456	13,627	15,332
Diluted	60,347	61,096	61,080	10,000	10,050	14,548	13,673	15,332
	=========	=========	==========	=========	=========	=========	=======	=======
Balance Sheet Data:
Working capital (deficit)	$ (138,901)	$ (13,259)	$ 69,762	$ (66,412)	$ (57,377)	$ (30,595)	$ (19,565)	$ (25,924)
	=========	========	==========	=========	=========	=========	=======	=======
Total assets	$ 849,988	$ 649,804	$ 828,416	$ 475,835	$ 300,398	$ 315,915	$ 312,193	$ 324,331
	=========	========	==========	=========	=========	=========	=======	=======
Liabilities subject to
compromise	$ 1,529,928	$ 1,549,139	$ -	$ -	$ -	$ -	$ -	$ -
	=========	========	==========	=========	=========	=========	=======	=======
Long-term debt	$ 157,227	$ 78,235	$ 190,146	$ 196,223	$ 78,878	$ 107,182	$ 57,094	$ 124,897
	=========	========	==========	=========	=========	=========	=======	=======
Stockholders' (deficit)
equity	$ (1,545,338)	$ (1,602,290)	$ 237,600	$ (187,218)	$ (166,398)	$ (123,380)	$ (108,242)	$ (117,463)
	=========	========	==========	=========	=========	=========	=======	=======

(1)

On October 14, 1999, we commenced chapter 11 bankruptcy proceedings. On February 6, 2002, the Bankruptcy Court approved our Plan of Reorganization that was filed with the Bankruptcy Court on November 7, 2001.  On February 28, 2002, we emerged from proceedings under the Bankruptcy Code pursuant to the terms of our Plan of Reorganization.

(2)

Results for the year ended December 31, 2000 include a non-cash charge of $191.3 million representing an impairment to our carrying values of goodwill and other long-lived assets, a net non-cash gain on sale of assets of $21.4 million, a $335.9 million charge for reorganization items due to our chapter 11 filings, which included the losses on discontinued operations due to the pre-petition termination of 86 facility lease and management agreements and the reduction of the carrying amount of the assets associated with the above described facilities, which facilities and assets were determined not to be integral to our core business operations, a $1.1 million non-cash recovery of previously recorded cost for corporate and financial restructuring and a $2.5 million charge for legal and regulatory charges due to our chapter 11 filings.

(3)

Results for the year ended December 31, 2001 include a non-cash charge of $18.8 million representing an impairment to our carrying values of goodwill and other long-lived assets, a charge of $11.0 million due to legal and regulatory matters, a $1.1 million charge related to restructuring, a net non-cash gain on sale of assets of $0.8 million and a $42.9 million charge for reorganization items due to our chapter 11 filings, which included the losses for discontinued operations due to the pre-petition termination of 45 facility lease agreements and the reduction of the carrying amount of the assets associated with the above described facilities, which facilities and assets were determined not to be integral to our core business operations.

(4)

Results for the two month period ended February 28, 2002 include a $1.5 billion non-cash gain on extinguishment of debt and a $1.5 million gain for reorganization items due to our chapter 11 filings, a net non-cash loss on discontinued operations of $7.6 million due to the anticipated termination of ten facility lease agreements and the reduction of the carrying amount of the assets associated with the above described facilities, which facilities and assets were determined not to be integral to our core business operations.

(5)

Results for the ten month period ended December 31, 2002 include a non-cash charge of $275.5 million representing an impairment to our carrying values of goodwill and other long-lived assets for continuing operations, a net gain on sale of assets of $8.7 million due to the termination of ten facility lease agreements and the reduction of the carrying amount of the assets associated with the above described facilities, which facilities and assets were determined not to be integral to our core business operations and a net loss of $140.6 million from discontinued operations, of which $132.3 million relates to the impairment to our carrying values of goodwill and other long-lived assets for discontinued operations.

(6)

Results for the year ended December 31, 2003 include a non-cash charge of $2.8 million representing an impairment to our carrying values of lease intangibles and other long-lived assets, a $14.7 million charge related to current year restructuring, a net gain on sale of assets of $4.2 million mainly due to the sale of land and buildings, a net loss of $25.3 million from discontinued operations and a net gain of $55.6 million from disposal of discontinued operations due primarily to the sale of our pharmaceutical and software development operations, termination of 126 facility lease agreements, sale of one other facility and the reductions of the carrying amount of the assets associated with the above described facilities, which facilities and assets were determined not to be integral to our core business operations.

(7)

Results for the year ended December 31, 2004 include a non-cash charge of $1.0 million representing an impairment to our carrying values of other long-lived assets, a $2.0 million charge related to restructuring, a net loss on sale of assets of $1.5 million mainly due to the write-down of a property held for sale, a net gain on extinguishment of debt of $3.4 million related to mortgage restructurings, a net loss of $22.1 million from discontinued operations and a net loss of $5.3 million from disposal of discontinued operations due primarily to the sale of our clinical laboratory and radiology operations located in California and a reserve recorded in connection with the sale of a previously divested segment.

(8)

Results for the six months ended June 30, 2004 include a $1.3 million charge related to current year restructuring, a $0.4 million gain on sale of assets, a $3.7 million gain on extinguishment of debt related to mortgage restructurings, a $1.1 million benefit for income taxes of which $1.4 million of IRS refunds were offset by $0.3 million of estimated state tax liabilities for the period, a net loss of $1.1 million from discontinued operations and a net gain of $1.3 million from disposal of discontinued operations due to the divestiture of four skilled nursing facilities in the period.

(9)

Results for the six months ended June 30, 2005 include a non-cash charge of $0.4 million representing an impairment to our carrying values of other long-lived assets, a $0.1 million charge related to restructuring, a net loss on sale of assets of $0.9 million associated with write-downs of land and buildings held for sale, a $0.4 million charge for loss on extinguishment of debt related to the refinancing of a mortgage, a $0.8 million benefit for income taxes of which $0.9 million of IRS refunds were offset by $0.1 million of estimated state tax liabilities for the period, net income of $5.0 million from discontinued operations and a net gain on disposal of discontinued operations of $1.0 million due to the divestiture of one skilled nursing facility in the period.

 Peak Summary Historical Consolidated Financial Data

           The following summary historical consolidated financial data for Peak for the years ended and as of December 31, 2000, 2001 and 2002 has been derived from the audited consolidated financial statements of Peak not included elsewhere in this proxy statement.  The following summary historical consolidated financial data for Peak for the years ended and as of December 31, 2003 and 2004 has been derived from the audited consolidated financial statements for Peak included elsewhere in this proxy statement.  The following summary historical consolidated financial data for Peak for the six months ended and as of June 30, 2004 and 2005 has been derived from the unaudited financial statements of Peak included elsewhere in this proxy statement (other than balance sheet data as of June 30, 2004).  The following summary historical consolidated financial data should be read in conjunction with "Acquisition of Peak - Peak's Management's Discussion and Analysis of Financial Condition and Results of Operations" and Peak's financial statements and related notes included elsewhere in this proxy statement.

As of and For the
Six Months
	As of and For the					Ended
	Year Ended December 31,					June 30,
	2000(1)	2001(2)	2002(3)	2003(4)	2004(5)	2004(6)	2005(7)
(in thousands)
Statement of Operations Data:
Total operating revenue	$ 82,904	$ 109,402	$ 120,368	$ 174,231	$ 229,030	$ 111,652	$ 121,920
(Loss) income before income
Taxes	(1,771)	(3,242)	(5,388)	568	2,964	2,720	4,094
(Loss) income from continuing
operations	(1,771)	(3,242)	(5,388)	568	2,964	2,720	4,094
(Loss) income on discontinued
operations	(3,361)	(4,048)	(2,749)	2,700	(1,302)	1,634	(153)
Net (loss) income	$ (5,132)	$ (7,290)	$ (8,137)	$ 3,268	$ 1,662	$ 4,354	$ 3,941
	======	========	========	========	========	========	=======

Balance Sheet Data:
Working capital (deficit)	$ (1,701)	$ (3,324)	$ (11,621)	$ (8,362)	$ (5,188)	$ (5,460)	$ (1,860)
	======	=======	=======	=======	=======	=======	=======
Total assets	$ 148,937	$ 148,928	$ 119,826	$ 133,482	$ 130,922	$ 136,424	$ 132,947
	=======	=======	=======	=======	=======	=======	=======
Long-term debt, including
current portion	$ 67,788	$ 73,775	$ 82,390	$ 89,623	$ 86,385	$ 88,567	$ 84,119
	=======	=======	=======	=======	=======	=======	=======
Capital lease obligations	$ 70,233	$ 70,408	$ 12,204	$ 12,204	$ 12,204	$ 12,204	$ 12,204
	=======	=======	=======	=======	=======	=======	=======
Deferred gain on disposal of
capital lease obligations	$ -	$ -	$ 5,227	$ 2,376	$ -	$ 950	$ -
	=======	=======	=======	=======	=======	=======	=======
Redeemable preferred stock	$ 6,977	$ 7,552	$ 26,688	$ 29,861	$ 33,034	$ 31,448	$ 34,357
	=======	=======	=======	=======	=======	=======	=======
Stockholders' deficit	$ (5,102)	$ (12,967)	$ (21,680)	$ (21,653)	$ (23,128)	$ (18,875)	$ (20,598)
	=======	=======	=======	=======	=======	=======	=======

(1)	Results for the year ended December 31, 2000 include losses of $3.4 million related to discontinued operations due to the termination of eight facility leases in Oklahoma.

(2)	Results for the year ended December 31, 2001 include losses of $4.1 million related to discontinued operations due to the termination of eight facility leases in Oklahoma.

(3)

Results for the year ended December 31, 2002 include losses of $2.8 million related to discontinued operations due to the termination of eight facility leases in Oklahoma.  Included in the loss on discontinued operations is $0.5 million of amortization of deferred gain on the disposal of capital leases for seven related leased properties located in Oklahoma.

(4)

Results for the year ended December 31, 2003 include income of $2.7 million from discontinued operations due to the termination of eight facility leases in Oklahoma.  Included in the income from discontinued operations is $2.9 million of amortization of deferred gain on the disposal of capital leases for seven related leased properties located in Oklahoma.

(5)

Results for the year ended December 31, 2004 include losses of $1.3 million related to discontinued operations due to the termination of eight facility leases in Oklahoma.  Included in the loss on discontinued operations is $2.4 million of amortization of the remaining deferred gain on the disposal of capital leases for seven related leased properties located in Oklahoma.

(6)

Results for the six months ended June 30, 2004 include income of $1.6 million related to discontinued operations due to the termination of eight facility leases in Oklahoma. Included in the income from discontinued operations is $1.4 million of amortization of deferred gain on the disposal of capital leases.

(7)	Results for the six months ended June 30, 2005 include losses of $0.2 million related to discontinued operations due to the termination of eight facility leases in Oklahoma.

Summary Unaudited Pro Forma Consolidated Financial Data

          This summary unaudited pro forma consolidated financial data shows financial results as if Sun and Peak had been combined for the periods shown.  Pro forma combined figures give effect to the purchase of Peak based upon the assumptions set forth under "Unaudited Pro Forma Consolidated Financial Statements" below.  Transaction costs will be incurred to complete the acquisition of Peak.  These costs include legal, financial advisor and accounting fees, and printing, mailing and proxy expenses.  This acquisition will create goodwill in the pro forma consolidated results.  The amount of goodwill will be based on the difference between the fair value of the consideration transferred to Peak's stockholders in the acquisition and the fair value of Peak's identifiable net assets.  You should not assume that the two companies would have achieved the depicted results if they actually had been combined at the dates and for the periods shown or that they will achieve these results in the future.  This summary unaudited pro forma consolidated financial data should be read along with the unaudited pro forma consolidated financial statements on pages 57 to 66.

	For the Year	For the Six
	Ended	Months Ended
	December 31, 2004	June 30, 2005
(in thousands, except per share data)
Statement of Operations Data:
Total net revenues	$ 1,045,038	$ 543,137
	=========	=========

Income before income taxes	10,300	2,712

Income from continuing operations	$ 11,458	$ 3,528
	=========	=========
Basic earnings per common and common equivalent share:
Income from continuing operations	$ 0.49	$ 0.15
	=========	=========
Diluted earnings per common and common equivalent share:
Income from continuing operations	$ 0.49	$ 0.15
	=========	=========
Weighted average number of common and common equivalent shares:
Basic	23,328	24,204
Diluted	23,488	24,261
	=========	==========

June 30, 2005
(in thousands)
Balance Sheet Data:
Working capital deficit	$ (33,296)
=======
Total assets	$ 499,058
=======
Long-term debt	$ 208,842
=======
Capital lease obligations	$ 12,204
=======
Stockholders' deficit	$ (61,924)
=======

Unaudited Comparative Per Share Data

          The following table presents comparative per share data for Sun on a historical basis and for Sun and Peak on a pro forma combined basis.  The equivalent historical per share data for Peak has not been presented as it is not material to the proposed transaction.  The data gives effect to the acquisition of Peak as if it had occurred at the beginning of the earliest period presented.  Neither we nor Peak paid any cash dividends during the periods presented. The unaudited pro forma combined financial data does not reflect any cost savings or other synergies anticipated by our management as a result of the acquisition.

          This data should be read in conjunction with the unaudited pro forma consolidated financial statements of Sun and Peak on pages 57 to 66, the separate historical consolidated financial statements and related notes of Sun contained in our reports filed with the Securities and Exchange Commission, and the separate historical consolidated financial statements and related notes of Peak included in this proxy statement.  The unaudited pro forma consolidated financial data does not necessarily indicate the operating results or financial position that would have occurred had the acquisition been completed at the beginning of the earliest period presented and should not be construed as indicating future operations.

	For the Year	For the Six
	Ended	Months Ended
	December 31,	June 30,
	2004	2005
Diluted earnings (loss) per share:
Sun	$ 0.61	$ (0.02)
Pro Forma Combined Sun and Peak	$ 0.49	$ 0.15

June 30,
2005
Book value per share:
Sun		$ (7.66)
Pro Forma Combined Sun and Peak		$ (2.55)

ACQUISITION OF PEAK

General

          Sun has entered into the Merger Agreement pursuant to which Peak will merge with Merger Sub, a wholly owned subsidiary of Sun, which will result in Peak becoming a wholly owned subsidiary of Sun.  In the acquisition of Peak, the stockholders of Peak will receive up to 8,871,890 shares of Sun's Common Stock.  Sun will also assume options to acquire shares of Peak's capital stock and convert those options into options to acquire up to 103,834 shares of Sun's Common Stock.

Business of Peak

          Overview

          Peak was incorporated in the State of Delaware and began operations as a holding company on June 2, 1998.  Peak's wholly owned subsidiaries operate a total of 52 facilities including 38 skilled nursing facilities, four assisted living facilities, two independent living facilities, seven senior apartment complexes located adjacent to skilled nursing facilities and one facility for the mentally retarded and developmentally disabled as of August 31, 2005.  These facilities contain a total of 5,264 licensed beds and 242 unlicensed units and were located in seven states.  In addition, pursuant to management contracts with the facilities' licensed operators, a Peak subsidiary provide management services to 10 skilled nursing facilities in New Mexico with a total of 902 beds.  Peak receives a fee to manage these facilities, which is reported in Peak's Consolidated Statements of Operations as Other Revenue. The results of operations for these managed facilities are not consolidated with Peak's operations. For the majority of its operations, Peak maintains centralized payroll, accounts payable, accounting, legal and information services functions in its Albuquerque, New Mexico headquarters.

          While the significant majority of Peak's revenue is derived from inpatient services, Peak also has hospice operations in Oklahoma, New Mexico and Colorado as well as an oxygen supply wholesaler in Colorado.  Peak itself does not directly own or operate any of the aforementioned facilities.  Rather, Peak is a holding company that owns the capital stock of the subsidiaries and provides certain administrative support services to and on behalf of the subsidiaries to enable them to operate such facilities.  For purposes of this discussion, Peak shall also refer to its subsidiaries, as appropriate.

          The following table sets forth certain information concerning the facilities that Peak operated or managed as of August 31, 2005:

	Number of
	Licensed Beds
	and Unlicensed	Number of Facilities
State	Units (1)(2)	Leased(3)(4)	Owned(4)	Managed	Total

New Mexico	1,967	8	4	10	22
Oklahoma	1,747	12	6	-	18
Colorado	1,276	7	2	-	9
Montana	650	1	4	-	5
Idaho	491	4	-	-	4
Utah	231	3	-	-	3
Wyoming	46	-	1	-	1
Total	6,408	35	17	10	62
	======	=======	=======	=======	======

________________
(1)

"Licensed Beds" refers to the number of beds for which a license has been issued, which may vary in some instances from licensed beds available for use, which is used in the computation of occupancy.  Available beds for the 62 facilities were 6,074.

(2)

The total number of beds and units consists of 5,745 licensed beds for skilled nursing and mental health facilities (of which 5,421 were available), 421 licensed beds for assisted and independent living facilities (of which 411 were available) and 242 unlicensed units for independent living facilities and senior living apartments (of which 242 were available).  Certain states require licensure of independent living facilities and others do not.  Unlicensed unit counts were made without consideration of the number of possible occupants of any given unit.

(3)	Peak holds options to acquire ownership of nine facilities that it currently leases and operates.

(4)	Peak leases an aggregate of 30 properties that comprise the 35 leased facilities and it owns an aggregate of 13 properties that comprise the 17 owned facilities.

          Description of Services

          Inpatient Services.  Peak's inpatient services include skilled nursing inpatient services, assisted living services and independent living services.  The skilled nursing facilities provide services that include daily nursing, therapeutic rehabilitation, social services, housekeeping, dietary and administrative services for individuals requiring certain assistance for activities in daily living.  The assisted living facilities provide services that include minimal nursing assistance, housekeeping, dietary, laundry and administrative services for individuals requiring minimal assistance for activities in daily living.  The independent living facilities provide services that include security, housekeeping, dietary and limited laundry services for individuals requiring no assistance for activities in daily living.  Several of Peak's skilled nursing facilities contain wings dedicated to the care of residents afflicted with Alzheimer's disease.

          Hospice Services.  Peak's hospice services provide palliative services for individuals facing end of life issues including spiritual counseling, social services and pain management.

          Oxygen Supply Services.  Peak's oxygen supply services include the distribution and maintenance of oxygen equipment and supplies to individual patients residing in Peak's skilled nursing facilities and assisted living facilities.

          Services at the Facility for the Mentally Retarded and Developmentally Disabled.  Peak's Lake Drive facility, licensed in Oklahoma as an intermediate care facility/mental retardation facility, provides custodial healthcare, educational and workshop training, community employment, social services counseling, housekeeping, laundry and dietary services to individuals suffering from mild to moderate mental retardation.

          History

          Peak was founded in 1998 by Charles H. Gonzales, formerly Senior Vice President of Subsidiary Operations for Horizon/CMS Healthcare and Chief Executive Officer for Rehabworks, and Ernest A. Schofield, formerly a senior executive with Horizon/CMS Healthcare, where he served in a variety of roles, including Treasurer, Controller, Vice President of Finance and Chief Financial Officer.

          Since its inception, Peak has followed a plan of gradual growth by acquiring and developing geographically-concentrated elder care networks designed to meet the needs of seniors in midsize and smaller markets.  Peak began its operations in 1998 by acquiring nine long-term care facilities located in Colorado, Idaho, Montana, Utah and Wyoming.  Later that year, two additional long-term care facilities, located in Idaho and Utah, were acquired.  In November 1998, Peak expanded into Oklahoma by acquiring several long-term care facilities in Oklahoma City and Tulsa.  Also in November 1998, Peak opened its first independent and assisted living facility in New Mexico, which subsequently added long-term care and skilled nursing units.  Peak acquired its second Utah long-term care center in April 2000.  The next month Peak opened its second assisted living facility on the campus of an Oklahoma long-term care facility.  Peak's expansion into the Oklahoma market continued in January 2001, when it acquired six long-term care facilities and one facility for the mentally retarded and developmentally disabled.  In July 2001, construction of Peak's third assisted living facility, located in Montana, was completed.  In November 2002, Peak acquired four additional long-term care facilities and an independent living community in Colorado.  In June 2003, two additional Colorado facilities were added.  In July 2003, Peak acquired an independent and assisted living facility in Utah.  In September 2003, Peak acquired eight New Mexico long-term care facilities and entered into a management agreement to manage an additional ten long-term care facilities in New Mexico operated by subsidiaries of Silverstone Healthcare, Inc.  In November 2004, Peak divested eight leased skilled nursing facilities in Oklahoma when the leases for such properties expired.

          Regulatory Oversight

          The operations of Peak and its subsidiaries are governed by comprehensive and extensive federal, state and local healthcare regulations and are subject to federal, state and local investigations, examinations, audits, site visits and surveys, some of which are non-routine.  Sanctions for violating these regulations include criminal penalties, civil sanctions, fines and possible exclusion from governmental programs such as Medicare and Medicaid.

          Peak's participation in government-sponsored Medicare and Medicaid third-party payor programs subjects Peak's facilities to unannounced annual and complaint surveys by state and federal agencies.  Continued participation in such programs is contingent upon a facility's successful completion of such surveys, including timely correction of any cited deficiencies.  Peak's policies, procedures and training programs are intended to achieve compliance at all times.  When an agency does cite a facility for non-compliance, Peak endeavors to correct all deficiencies as soon as possible and, in all cases, within agency-established deadlines.  On certain occasions, Peak may contest deficiencies that Peak believes were cited in error.

          Peak is subject to Federal and state statutes that prohibit the payment of any kickback, bribe or other remuneration in return for or to induce the referral of an individual to a person for the furnishing of any item or service which may be paid for in whole or in part by the Medicare or Medicaid programs.  Such laws also prohibit the referral of patients by physicians to entities in which the physician has a financial interest.

          Peak is subject to the Federal False Claims Act, which prohibits participants in the Medicare and Medicaid programs from knowingly filing false claims or making false statements in order to receive certification or payment under the programs.

          As a recipient of "protected health information," Peak must comply with the provisions of the Health Insurance Portability and Accountability Act of 1996 ("HIPAA").  This Federal statute and the rules promulgated thereunder govern a health care provider's use, protection and disclosure of "protected health information," which is generally defined as individually identifiable health information transmitted or maintained in any form of medium, excluding certain education records and student medical records.

          Various states in which Peak operates facilities have established minimum staffing requirements or may establish minimum staffing requirements in the future.

          Management of Peak believes that Peak is in compliance with fraud and abuse laws and regulations as well as other applicable government laws and regulations.  Compliance with such laws and regulations can be subject to future review and interpretation as well as regulatory actions unknown or unasserted at this time.

          Insurance

           Peak maintains general and professional liability insurance with respect to its operations, except in Oklahoma where it is self-insured.  With respect to operations in Colorado, the insurance limits are $1.0 million per occurrence and $3.0 million in the aggregate, per facility, per year.  With respect to operations in Utah, New Mexico, Idaho, Montana and Wyoming, the limits are $1.0 million per occurrence and $3.0 million in the aggregate per facility, per year.  There is an overall policy aggregate limit of $20.0 million.

          Peak carries workers' compensation coverage as required by each state in which Peak operates.  Peak also maintains employee liability coverage with limits of $1.0 million per occurrence and $1.0 million per employee, per year.

          Peak is self-insured with respect to a portion of health insurance benefits made available to its employees.  Provisions for estimated claim payments are provided in the period of the related coverage.

          Lease of Certain Facilities from Affiliates

          Peak Medical of Oklahoma No. 7, Inc., a wholly owned subsidiary of Peak, leases the Harrah Nursing Center located in Harrah, Oklahoma from GEMS Holdings, L.L.C. ("GEMS"), an Oklahoma limited liability company.  Peak Medical of Oklahoma No. 8, Inc, also a wholly owned subsidiary of Peak, leases the Meeker Nursing Center located in Meeker, Oklahoma from GEMS.  The members of GEMS are Charles H. Gonzales (Chairman of the Board of Directors and Chief Executive Officer of Peak and also a stockholder), Ernest A. Schofield (a member of Peak's Board of Directors and President and Chief Financial Officer of Peak and also a stockholder), G&N Elliott Family Limited Partnership (Gail W. Elliott is a member of the Board of Directors of Peak and is also a stockholder), and Eva G. Elliott (a former employee of Peak and daughter of Gail W. Elliott).

Peak Selected Consolidated Financial Data

          The selected consolidated financial data for Peak has been derived from Peak's audited and unaudited consolidated financial statements and the related notes.  Peak's audited consolidated financial statements as of December 31, 2004 and 2003 and for each of the two years in the period ended December 31, 2004 and its unaudited consolidated financial statements as of June 30, 2004 and 2005 and for the six month periods ended June 30, 2004 and 2005 are included elsewhere in this proxy statement (other than balance sheet data as of June 30, 2004).

	As of and For		As of and For
	the Year Ended		the Six Months
	December 31,		Ended June 30,
	2003	2004	2004	2005
Statement of Operations Data:	(in thousands)
Operating revenue:
Net patient service revenue	$ 171,806	$ 225,759	$ 109,495	$ 119,572
Other revenue	2,425	3,271	2,157	2,348
Total operating revenue	174,231	229,030	111,652	121,920
Operating expenses:
Cost of services	151,084	198,230	95,386	103,859
Facility operating leases	10,199	14,562	7,042	7,419
Depreciation and amortization	4,434	5,134	2,481	2,564
Total operating expenses	165,717	217,926	104,909	113,842
Operating income	8,514	11,104	6,743	8,078
Other (expense) income:
Interest expense	(8,048)	(8,193)	(4,048)	(4,027)
Interest income	102	53	25	43
Total other expense	(7,946)	(8,140)	(4,023)	(3,984)
Income before income taxes	568	2,964	2,720	4,094
Provision for income taxes	-	-	-	-
Income from continuing operations	568	2,964	2,720	4,094
Discontinued operations:
(Loss) income from discontinued operations	(151)	(748)	208	(153)
Amortization of deferred gain on disposal of
capital leases - discontinued operations	2,851	2,376	1,426	-
Loss on exit of operating leases - discontinued
operations	-	(2,930)	-	-
Net income	$ 3,268	$ 1,662	$ 4,354	$ 3,941
	========	========	========	=======
Balance Sheet Data:
Working capital (deficit)	$ (8,362)	$ (5,188)	$ (5,460)	$ (1,860)
	========	========	========	========
Total assets	$ 133,482	$ 130,922	$ 136,424	$ 132,947
	========	========	========	========
Long-term debt, including current portion	$ 89,623	$ 86,385	$ 88,567	$ 84,119
	========	========	========	========
Capital leases	$ 12,204	$ 12,204	$ 12,204	$ 12,204
	========	========	========	========
Deferred gain on disposal of capital lease
obligations	$ 2,376	$ -	$ 950	$ -
	========	========	========	========
Redeemable preferred stock	$ 29,861	$ 33,034	$ 31,448	$ 34,357
	========	========	========	========
Stockholders' deficit	$ (21,653)	$ (23,128)	$ (18,875)	$ (20,598)
	========	========	========	========

Peak's Management's Discussion and Analysis of Financial Condition and Results of Operations

          The following discussion should be read in conjunction with Peak's financial statements and related notes and the other financial information included elsewhere in this proxy statement.  This discussion does not take into account the impact of the contemplated merger with Sun.

          Overview

          Peak is a holding company that, through its wholly owned subsidiaries, operates a total of 52 facilities including 38 skilled nursing facilities, four assisted living facilities, two independent living facilities, seven senior apartment complexes located adjacent to skilled nursing facilities and one facility for the mentally retarded and developmentally disabled, as of August 31, 2005.  These facilities contain a total of 5,506 licensed beds and/or unlicensed units and were located in seven states.  In addition, pursuant to management contracts, a Peak subsidiary provides management services to the licensed operators of 10 skilled nursing facilities in New Mexico with a total of 902 beds.

          Peak itself does not directly own or operate any of the aforementioned facilities.  Rather, Peak is a holding company that owns the capital stock of the subsidiaries and provides certain administrative support services to and on behalf of the subsidiaries to enable them to operate such facilities.  For purposes of this discussion, Peak also refers to its subsidiaries, as appropriate.

          Net Patient Service Revenue.  Net patient service revenue is reported at the estimated net realizable amounts due from residents, third-party commercial and government payors, and others for services rendered.  Net patient service revenues are recognized as services are provided.  Payor percentages for the six months ended June 30, 2005 and the years ended December 31, 2004 and 2003 are identified in the table below:

	Medicaid	Medicare	Private	Other
June 30, 2005	46%	30%	17%	7%
December 31, 2004	49%	26%	18%	7%
December 31, 2003	50%	23%	22%	5%

          For all payor types with the exception of Medicare (i.e., Medicaid, private, HMO, and other insurance), the subsidiaries' long-term care facilities are paid a per diem prospective rate.  Payments due from these payor sources are recorded as patient care accounts receivable.  With respect to the Medicare program, providers are also paid a per diem prospective rate based on predetermined amounts dependent upon a patient's acuity classification.  Payments due from Medicare are also recorded as patient care accounts receivable.  In most cases, Medicare residents are responsible for reimbursing the nursing facility for a portion of their stay, in the form of a co-insurance payment.  The co-insurance is a per diem amount set annually by the Medicare program.  Should a resident fail to settle his or her co-insurance obligation, the Medicare program has a policy of reimbursing providers for Medicare Part-A co-insurance bad debts through annual cost report filings.  Peak establishes third-party settlement accounts to cover any estimated Medicare Part-A co-insurance bad debts.

          Estimated settlements reflected expected amounts receivable from third parties offset by expected amounts payable to third parties.  The subsidiaries' total net settlement position was anticipated to vary from period to period due to several factors including: the recording of bad debts, recording Medicare interim payments for bad debts, and the recording of tentative or final settlement payments related to provider cost reports.

          While settlement adjustments are common after third-party intermediary cost-report examination, Peak is currently unaware of any matters that may result in a retroactive cost-report adjustment that may be material to Peak's financial condition or results of operations.

          There have been, and Peak expects there will continue to be, a number of legislative and regulatory proposals to limit Medicare and Medicaid reimbursement.  Peak cannot predict at this time whether any of these proposals will be adopted, or if adopted and implemented, what effect such proposals would have on Peak's operations.  Significant future reductions in Medicaid and Medicare reimbursement, if enacted, would have an adverse impact on Peak's financial condition.

          Peak determines its allowance for doubtful accounts and evaluates the allowance for doubtful accounts for adequacy by applying estimated historical loss factors to the various accounts receivable aging categories.  Management believes this methodology provides a reasonable estimate of overall accounts receivable bad debts.

          Discontinued Operations.  The provisions of SFAS No. 144 require the results of operations, including any gain or loss recognized of disposed assets, of a component entity be reported as a separate component of income before extraordinary items and cumulative effect of accounting changes, if applicable.  During 2004, certain subsidiaries chose not to renew eight operating leases in the state of Oklahoma.  In accordance with these provisions, the results of operations of the disposed assets for the year ended December 31, 2004 are reported as discontinued operations for all periods presented in the accompanying consolidated statements of operations for Peak.

          The allowance for uncollectible accounts receivables related to discontinued operations is based on a percentage of outstanding accounts receivable at October 31, 2004 and is included in the loss on discontinued operations.  The allowance will be adjusted as collections are recognized.

          Results Of Operations

Six Months Ended June 30, 2005 Compared to Six Months Ended June 30, 2004

          Operating Revenues.  Operating Revenues.  Operating revenues increased $10.3 million for the six months ended June 30, 2005, or 9.2%, to $121.9 million from $111.6 million for the six months ended June 30, 2004. This increase in operating revenues was primarily the result of:

-

an increase of $7.5 million in Medicare revenues, of which $7.2 million was due to an improvement in Medicare mix to 12.3% from 9.9% of total occupancy, and the balance to higher per diem Medicare rates;

-	an increase of $1.7 million in private and commercial insurance due to rate increases, offset by a decrease of $1.5 million from lower occupancy; and

-	an increase of $1.5 million in Medicaid revenues, of which $2.2 million was due to higher per diem Medicaid rates, offset by a decrease of $0.7 million from lower Medicaid occupancy.

          Cost of Services.  Salaries and benefits increased $2.5 million for the six months ended June 30, 2005, or 4.3%, to $61.0 million from $58.5 million for the six months ended June 30, 2004. Average wage rates increased approximately 3.0% annually. It was expected that, as total Medicare occupancy increased, additional higher wage staff would be required, and therefore salaries and benefit costs would increase at a slightly higher rate than underlying wage rates.

          Other cost of services increased $5.9 million for the six months ended June 30, 2005, or 15.9%, to $42.9 million from $37.0 million for the six months ended June 30, 2004. Of the total increase, $1.7 million was attributable to ancillary services costs, principally pharmacy and rehabilitation therapy costs related to the higher Medicare occupancy, $1.5 million was attributable to provider taxes which were implemented in New Mexico and Utah effective July 2004, $0.5 million was due to the decline in management fee revenue related to the eight facilities for which the leases expired in November 2004, $0.4 million was non-salary direct patient care costs, $0.4 million was attributable to professional fees in connection with our initiative to enhance medicare occupancy, $0.3 million was an increase in our bad debt expense, $0.2 million was attributable to dietary department costs, $0.2 million was due to facility repairs and maintenance costs, $0.2 million was for utility costs, $0.2 was for other property costs, principally equipment rentals and real estate taxes and $0.1 was for consultant costs.

          Facility Operating Leases.  In 1998, Peak entered into leases for nine skilled nursing facilities. These leases were accounted for as capital leases. In October 2002, Peak purchased two of the facilities and modified the terms of the leases of the other seven facilities. Such modifications resulted in a change in the accounting to operating leases. This change created a gain of approximately $5.7 million, which was amortized over the new remaining lease term of 24 months. The operating results for the six months ended June 30, 2004 reflected six months, or $1.4 million, of amortization. This gain was fully amortized as of October 31, 2004, and therefore no amortization was reflected in the results of operations for the six months ended June 30, 2005.

          Depreciation and Amortization. Depreciation and amortization increased $0.1 million for the six months ended June 30, 2005 as compared to the six months ended June 30, 2004. The increase was principally attributable to expenses related to asset additions made during the quarter.

          Other Expense.  Interest expense remained flat at $4.0 million for the six months ended June 30, 2005 and June, 2004.

          Discontinued Operations. The net loss from discontinued operations, primarily related to residual expenses incurred after the divestiture date of the eight facilities in Oklahoma, for the six months ended June 30, 2005 was $0.2 million as compared to net income of $0.2 million for the six months ended June 30, 2004.

Year Ended December 31, 2004 Compared to Year Ended December 31, 2003

          Operating Revenues.  Operating revenues increased $54.8 million, or 31.5%, to $229.0 million for the year ended December 31, 2004 from $174.2 million for the year ended December 31, 2003.  Of the total increase in revenue in 2004, $39.7 million was attributable to the full year effect of Peak's acquisition of eight skilled nursing facilities in September 2003.  The increase in revenue not related to the acquisitions was $15.1 million.  This remaining increase in operating revenues was primarily the result of:

-

an increase of $9.1 million in Medicare revenues, of which $7.2 million was due to an improvement in Medicare mix to 10.8% from 9.1% of total occupancy, and $1.9 million was due to higher per diem Medicare rates;

-	an increase of $3.2 million in private and commercial insurance due to rate increases and a slight improvement in occupancy; and

-	an increase of $2.1 million in Medicaid revenues, of which $3.6 million was due to higher per diem Medicaid rates, offset by a decrease of $1.5 million resulting from lower Medicaid occupancy.

          Cost of Services.  Salaries and benefits increased $25.1 million, or 26.6% to $119.5 million for the year ended December 31, 2004 from $94.4 million for the year ended December 31, 2003. Of the total increase in salaries and benefits, $21.8 million was attributable to the full year effect of Peak's acquisition of eight skilled nursing facilities in September 2003. The increase in salaries and benefits not related to acquisitions was $3.3 million.

          Other cost of services increased $22.0 million, or 38.9% to $78.7 million for the year ended December 31, 2004 from $56.7 million for the year ended December 31, 2003. Of the total increase in other cost of services, $12.7 million was attributable to the full year effect of Peak's acquisition of eight skilled nursing facilities in September 2003. The increase in costs of other services not related to acquisitions was $9.3 million. Of this total, $3.0 million was attributable to ancillary services costs, primarily pharmacy and rehabilitation therapy costs related to the higher Medicare occupancy, $2.0 million was attributable to liability costs associated with being self-insured with respect to facility operations in Oklahoma, $1.5 million was attributable to the replacement of dietary, housekeeping and laundry staff employees with a contract service provider in four facilities, $0.6 million was attributable to an increase in provider taxes in Montana and Oklahoma, $0.3 million was attributable to other professional fees in connection with our initiative to increase Medicare occupancy, $0.2 million was attributable to increased bad debt expense, $0.2 million was attributable to facility repairs and maintenance, $0.2 million was attributable to utilities costs, $0.7 million was attributable to increased corporate and regional staffing to support acquired facilities, $0.2 million was attributable to legal fees, and $0.2 million was attributable to the use of dietary consultants.

          Facility Operating Leases.  Facility operating lease expense increased $4.4 million, or 43.1%, to $14.6 million for the year ended December 31, 2004 from $10.2 million for the year ended December 31, 2003.  Of this total increase, $4.3 million was attributable to the full year effect of Peak's acquisition of eight skilled nursing facilities in September 2003.

          Depreciation and Amortization Depreciation and amortization increased $0.7 million for the year ended December 31, 2004 as compared to the year ended December 31, 2003.  The increase was principally attributable to expenses related to asset additions made during the year.

          Other Expense.  Interest expense increased $0.1 million, or 1.2%, to $8.2 million for the year ended December 31, 2004 from $8.1 million for the year ended December 31, 2003.  This increase was due to a higher average rate of interest paid on borrowings under the working capital line.  The interest rate under the working capital line changes with increases or decreases in the prime interest rate.

          Amortization of Deferred Gain on Disposal of Capital Leases.  In 1998, Peak entered into operating leases for nine skilled nursing facilities, which were accounted for as capital leases.  In October 2002, Peak purchased two of the facilities and modified the terms of the leases of the other seven facilities.  Such modifications resulted in a change in the accounting for operating leases.  This change created a gain of approximately $5.7 million, which was amortized over the new remaining lease term of 24 months.  The operating results for the year ended December 31, 2003 reflected 12 months of amortization in contrast to the operating results for the year ended December 31, 2004, which reflected 10 months of amortization, resulting in a decrease of $0.5 million.

          Loss on Exit of Operating Leases.  On November 1, 2004, operating leases for eight skilled nursing facilities expired.  The leases were not renewed and as a result Peak recorded a non-cash charge of $2.9 million to write off the inventories, unamortized intangibles and unamortized fixed assets related to these facilities.

          Liquidity and Capital Resources

          In February 2000, Peak and certain of its subsidiaries entered into a revolving credit facility with GE HFS Holdings, Inc., referred to in this proxy statement as the "GE Line", in an original aggregate amount of $7.5 million, which was subsequently increased to $16.0 million as the result of adding subsidiaries and collateral due to acquisitions of additional facilities. Advances on the GE Line are made against a borrowing base equal to 85% of qualified accounts due and owing from any Medicare/Medicaid, insurance, and other accounts, excluding private pay accounts as described in the agreement. Peak and certain of its subsidiaries must maintain a lockbox account to which all qualified collections must be remitted. Payment of principal on the GE Line is required upon the earlier of February 24, 2008 or the receipt of qualified account receipts or the occurrence of a default. Upon failure to comply with remittance of all qualified collections, a 2.0% per annum noncompliance fee will be assessed. The GE Line was classified as current portion of long-term debt in Peak's consolidated balance sheets, as all collections are first used to repay principal. On February 24, 2005, Peak and certain of its subsidiaries entered into an amendment to the GE Line reducing the aggregate principal amount to a maximum of $14.5 million, to reflect the reduction in collateral due to the expiration of eight skilled nursing facility leases, reducing the base rate to 1.0 percentage point above the prime rate of interest and extending the maturity to February 24, 2008.

          In April 2003, Peak Medical Assisted Living, Inc., a wholly owned subsidiary of Peak, finalized the amendment of an existing variable rate mortgage note payable on a facility located in New Mexico. The original variable rate mortgage note with an outstanding balance in the amount of approximately $13.4 million was bifurcated into two mortgage notes. The financing of the two Oklahoma facilities (as discussed below) provided excess proceeds of $1.7 million, which were used to pay down the existing mortgage of the New Mexico facility. The remaining balance of the mortgage note payable of approximately $11.7 million was bifurcated into two variable-rate mortgage notes, Note A in the amount of $8.0 million and Note B in the amount of approximately $3.7 million, and was secured by the New Mexico facility. The variable-rate mortgage notes were guaranteed by Peak and mature in May 2006. Principal and interest are due monthly in arrears, with interest to be adjusted monthly in the amount 4.5% per annum, plus the greater of 2.25% or the average London Interbank Offer Rate (LIBOR) for one month, for Note A and 5.75% per annum, plus the greater of 2.25% or the average LIBOR for one month, for Note B. At December 31, 2004, the interest rates for Notes A and B were 6.8% and 8.0% respectively. The variable-rate mortgage notes require Peak Medical Assisted Living, Inc. to comply with certain covenants, such as a minimum debt service coverage ratio, capital expenditures per bed, and various quarterly reporting requirements.

          During March 2003, certain subsidiaries of Peak completed the purchase of two facilities located in Oklahoma for an aggregate purchase price of $3.8 million and obtained mortgage financing aggregating $5.7 million secured by the facilities. After closing costs and required reserve deposits, there were approximately $1.7 million in excess proceeds. This excess was used to pay down the existing long-term debt on a facility located in New Mexico, as discussed above. The variable rate mortgage notes require monthly principal and interest payments, and are scheduled to mature in April 2006. The interest rate for both variable rate mortgage notes at December 31, 2004 was 7.2%

          Peak intends, and expects to be able to, refinance these mortgages at maturity.

          For the six months ended June 30, 2005, Peak's net income was $3.9 million. As of June 30, 2005, Peak had cash and cash equivalents of approximately $2.8 million, Peak's working capital deficit was $1.9 million, which included $10.1 million of borrowings under the GE Line, and Peak had approximately $3.8 million of funds available for borrowing under the GE Line. Peak believed its existing cash resources and borrowing availability under the GE Line will provide sufficient funds for its operations, capital expenditures and regularly scheduled debt service payments through at least the next twelve months.

          For the six months ended June 30, 2005, Peak's net cash increase was approximately $1.7 million. Net cash provided by operating activities was approximately $5.2 million. This was offset by the following uses of cash:

-	approximately $1.8 million in capital expenditures;

-	net long-term debt repayments of approximately $1.1 million; and

-	net pay down of the GE Line of approximately $0.6 million.

           For the year ended December 31, 2004, Peak's net income was $1.7 million.  As of December 31, 2004, Peak had cash and cash equivalents of approximately $1.1 million, Peak's working capital deficit was $5.2 million, which included $11.3 million of borrowings under the GE Line (which was reflected as a current liability) and Peak had approximately $1.8 million of funds available for borrowing under the GE Line.

          For the year ended December 31, 2004, Peak's net cash decrease was approximately $0.6 million.  Net cash provided by operating activities was approximately $7.6 million.  This was offset by the following uses of cash:

-	approximately $4.8 million in capital expenditures and facility acquisitions;

-	net long-term debt repayments of approximately $1.6 million; and

-	net pay down of the GE Line of approximately $1.7 million.

Principal Stockholders of Peak

          This table shows the ownership of the outstanding capital stock of Peak as of September 16, 2005:

Name of Stockholder	Class A Common Stock	Class B Common Stock	Senior Redeemable Preferred Stock	Redeemable Preferred Stock
Charles H. Gonzales

Revocable Trust UTA	366,660	-	-	-

Name of Stockholder	Class A Common Stock	Class B Common Stock	Senior Redeemable Preferred Stock	Redeemable Preferred Stock
Ernest A. Schofield	366,660	-	-	-

Gail W. Elliott, as Trustee
of the Neal M. Elliott and
Gail W. Elliott Trust	366,660	-	-	-

RFE Investment
Partners V, L.P.	565,376	188,460	68,215	21,085
RFE VI SBIC, L.P.	568,216	189,408	68,426	21,180

DFW Capital Partners,
L.P.	405,868	135,288	48,753	15,130

Trader Vic's Investments,
LLC	419,532	-	-	-

Robert D. Kennedy	1,624	540	120	60

Richard A. Rosenthal
IRA Rollover Trust	1,216	404	90	45

Larry L. Cain	24,968	-	-	-

Health Care Property
Investors, Inc.	77,600	-	-	-

Kenneth L. Morgan	100,000	-	-	-

James Eden	5,000	-	-	-

Information Regarding Director Nominees

          Upon consummation of the acquisition of Peak, RFE, on the one hand, and DFW, on the other hand, will each have the right to nominate one individual to serve as a director of Sun and to nominate his or her successor.  See "Stockholders Agreement-Nomination of Directors."  It is a condition to the closing of the acquisition of Peak that each of Michael J. Foster, as a designee of RFE, and Keith W. Pennell, as a designee of DFW, be elected to Sun's Board of Directors.  Sun's Board proposes to appoint Messrs. Foster and Pennell to the Board of Directors immediately prior to the closing of the acquisition of Peak.

          Michael J. Foster is a managing director of RFE Management Corp. of New Canaan, Connecticut, where he has been employed since 1989.  RFE Management Corp. is the investment manager for RFE Investment Partners V, L.P., RFE VI SBIC, L.P. and other private equity investment funds. Mr. Foster is a director of several privately held portfolio companies of RFE Investment Partners V, L.P., RFE VI SBIC, L.P., and the other investment funds managed by RFE Management Corp.

          Keith W. Pennell is a Managing Director of DFW Management Corp. of Teaneck, New Jersey, where he has been employed since 1998. DFW Management Corp. is the investment manager for DFW Capital Partners, L.P. and other affiliated investment partnerships, of which Mr. Pennell is also a General Partner. Mr. Pennell serves as a director of several privately held portfolio companies of DFW Capital Partners, L.P., and other affiliated funds of DFW Management Corp. From 1992 to 1998, Mr. Pennell served as a Vice President and Partner with First Atlantic Capital, Ltd., a New York-based leveraged buyout and private equity investment firm.

Sun's Principal Stockholders After the Acquisition

          This table shows the beneficial ownership of our common stock as of September 16, 2005, after giving effect to the acquisition of Peak as if it occurred on that date, by each person who is known to us to be the beneficial owner of 5% or more of our Common Stock.

Name and Address of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class(1)
RFE Investment Partners V, L.P. RFE VI SBIC, L.P. 36 Grove Street New Canaan, CT 06840	5,927,907	24.5%
DFW Capital Partners, L.P. Glenpointe Centre East, 5th Floor 300 Frank W. Burr Blvd. Teaneck, NJ 07666	2,117,453	8.7%

_______________

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (referred to in this proxy statement as the "SEC") and generally includes voting or investment power with respect to securities.  Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.

 Risk Factors

          In making the determination as to how to vote on the proposal to approve the issuance of shares of Sun's Common Stock in connection with the acquisition of Peak, you should consider the following factors in addition to the risk factors otherwise applicable to our business as described under "Business - Forward Looking Statements" in our Annual Report on Form 10-K for the year ended December 31, 2004 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 that are incorporated by reference in this proxy statement.

          The value of Sun's Common Stock to be issued in the acquisition of Peak will fluctuate.  The number of shares of Common Stock to be issued in the acquisition of Peak is fixed.  On May 16, 2005, the last trading day before the public announcement of the proposed acquisition of Peak, the closing price of our Common Stock was $6.49 per share. Therefore, because the market price of Sun's Common Stock is subject to fluctuation, the value of the shares of Common Stock we will issue in the acquisition of Peak, and thus the total purchase price we will pay for Peak, will depend on the market price of Sun's Common Stock at the time we acquire Peak. At the time of the Meeting, you will not know the actual aggregate dollar value of the shares of our Common Stock we will issue in connection with the acquisition of Peak.

          The timing of the closing of the acquisition may be adversely affected by the necessity of obtaining governmental approvals and consents from Peak's landlords and lenders. We are required to obtain approvals from various governmental authorities before we can operate Peak's facilities in certain states. In addition, certain of Peak's leases and mortgage indebtedness contain provisions that provide for a default if there is a change of control of Peak. We have made all necessary filings to obtain governmental approvals, and expect to receive such approvals by the time of the stockholders' meeting. In addition, we have discussed obtaining consents with representatives of Peak's landlords and mortgage lenders regarding those provisions, but have not received all such required consents. If we do not receive such governmental approvals and consents by landlords and mortgage lenders by the time of receipt of a favorable vote by the stockholders, closing of the acquisition may be delayed until such governmental approvals and consents are received or, if those approvals and consents are not received, the acquisition of Peak may not be consummated.

          We may have difficulties in combining the operations of Peak and Sun.  We may not be able to combine successfully the operations of Peak with our operations and, even if such integration is accomplished, we may never realize the potential benefits of the acquisition.  The integration of Peak with our operations will also require significant attention from management, possibly reducing its ability to focus on other operations or other projects.  Any delays or increased costs of combining the two companies could adversely affect our operations, financial results and liquidity.

          Certain of Peak's stockholders may have substantial influence over the strategic direction of Sun.  RFE and DFW will have substantial ownership interest in the combined companies, may have the ability to exercise influence and control over the strategic direction of the combined companies and will be able to influence the outcome of all matters, transactions and corporate actions that require approval of our stockholders (other than the election of directors (except for the nominees of such stockholders), in which they have agreed to vote their shares of Sun's Common Stock in the same proportion as the other stockholders of Sun.)

          Failure to consummate the acquisition may result in our payment of a substantial termination fee.  If the acquisition is not consummated, we would be required to pay a $2.2 million termination fee to Peak under certain circumstances.

Background of the Acquisition

          Our management and Board of Directors regularly evaluate our operations, strategy and expectations for our business.  Between our emergence from chapter 11 bankruptcy proceedings in February 2002 and the end of 2004, we substantially restructured our businesses, primarily focusing on divesting 133 long-term care facilities and the sale of our pharmacy business, in an effort to return to profitability and provide a stable platform for growth.  Beginning in 2004, we have, from time to time, evaluated potential business combinations and other strategic opportunities as they arose for each of our business segments.  Occasionally, these opportunities involved situations in which we entered into non-disclosure agreements whereby we received preliminary due diligence information from companies for potential strategic transactions.  However, aside from the acquisition of a home health company by our subsidiary, SunPlus Home Health Services, Inc., in November 2004 and acquisitions by another subsidiary, CareerStaff Unlimited, Inc., in March 2005, none of these progressed beyond preliminary discussions, and we continued to seek out strategic opportunities for Sun to make acquisitions.

          In early January 2005, Charles Gonzales, Chairman and Chief Executive Officer of Peak, contacted Richard K. Matros, our Chairman and Chief Executive Officer, to discuss a possible business combination.  Following this contact, management of both companies met in our Irvine offices on January 11, 2005 and executed a confidentiality agreement with respect to information that we wanted to obtain from Peak, and information that Peak might request from us.  Later in January and in February 2005, our management and advisors received preliminary information regarding Peak and participated in a series of telephone conversations and meetings with management and advisors of Peak, during which a proposed acquisition of Peak was discussed.  On March 3, 2005, Mr. Matros, L. Bryan Shaul, our Chief Financial Officer and Jennifer L. Botter, our Controller, met with Mr. Gonzales, Ernest Schofield, President and Chief Financial Officer of Peak, Michael J. Foster, a representative of RFE, Keith Pennell, a representative of DFW, representatives of MTS Health Partners, L.P., Sun's financial advisor ("MTS"), and representatives of Cain Brothers & Company, LLC, Peak's financial advisor ("Cain"), to discuss a framework for a possible acquisition.  After that meeting, Peak provided additional information so that a business combination could be analyzed by us from a financial and operational point of view.  Initial business and financial due diligence investigations based on information provided after this meeting continued throughout March and the first half of April 2005.

          On March 23, 2005, at a regularly scheduled Board meeting, our Board of Directors reviewed a possible acquisition of Peak.  Because initial financial and business diligence was incomplete, only preliminary information regarding Peak was discussed at this meeting.

          On April 19, 2005, Mr. Matros, Mr. Shaul, Mr. Gonzales, Mr. Schofield, Mr. Foster, Howard C. Landis of RFE, Mr. Pennell, representatives of MTS and representatives of Cain met at the New York offices of Cain and agreed to pursue more extensive due diligence and begin negotiating a contract that would provide for our acquisition of Peak and the issuance of approximately 9,000,000 shares of our Common Stock to the stockholders of Peak.

          Between April 19 and May 14, 2005, representatives of Peak and Sun met on numerous occasions by telephone and in person at our Albuquerque offices, exchanged information and engaged in numerous discussions regarding business, regulatory, tax, financial, accounting, legal and operational issues with respect to Peak and Sun.

          On April 28, 2005, a special telephonic meeting of our Board of Directors was held for the purpose of discussing the Peak acquisition.  At that meeting management and representatives of MTS reported to the Board about the ongoing negotiations with Peak, potential synergies achievable upon a combination of the two companies and the initial results of our due diligence investigations, and responded to questions from the Board.  In addition, the Board was advised of its fiduciary obligations under applicable law.  The Board authorized management to continue negotiations with Peak and to engage MTS to prepare a fairness opinion with respect to the proposed acquisition.

          On April 26, 2005, our outside counsel, O'Melveny & Myers LLP, sent a draft Merger Agreement to representatives of Peak and Cain.  On May 1 and May 2, 2005, O'Melveny & Myers LLP distributed drafts of a Stockholders Agreement and a Registration Rights Agreement.

          Between May 2 and May 16, 2005, numerous telephonic meetings were held among our management, Peak's management and  representatives of MTS, Cain, RFE, DFW, O'Melveny & Myers LLP and Peak's outside counsel, Finn Dixon & Herling LLP, to discuss the proposed acquisition and the draft agreements.  As a result of these telephone conferences and written communications between our outside counsel and Peak's outside counsel, a number of revised drafts were prepared and circulated during this time period.  In addition, during the week of May 9, 2005, Peak and Sun exchanged drafts of schedules to the Merger Agreement and finalized those schedules by the morning of May 16, 2005.

          On May 3, 2005, a regularly scheduled meeting of the audit committee of our Board of Directors was held.  This committee at that time included all of our outside directors.  The meeting was convened to review our quarterly report on Form 10-Q for the first quarter.  At this meeting, management provided additional information resulting from our ongoing due diligence investigations to members of the committee, discussed possible cost savings resulting from a combination of the two companies, reported about the status of negotiations with Peak's management and responded to questions from members of the committee.

          On May 15, 2005, our Board of Directors held a lengthy telephonic special meeting, at which our management and representatives of MTS and O'Melveny & Myers LLP participated, during which the Board of Directors considered the terms of the Merger Agreement, the Stockholders Agreement and the Registration Rights Agreement.  During the meeting, our management reported to the Board the results of its due diligence investigations, and answered questions from directors concerning the issues identified in the investigations.  A representative of O'Melveny & Myers LLP then described the Merger Agreement and related ancillary agreements and responded to questions from the Board regarding the terms of the agreements. In addition, Messrs. Matros and Shaul presented management's views of the benefits and risks of the proposed acquisition, including post-closing integration issues, anticipated cost synergies and the anticipated costs and timing of achieving any such synergies.  The Board then discussed with management, MTS and O'Melveny & Myers LLP the timing and logistics for the transaction.

          MTS then made a detailed presentation to the Board of certain financial elements of the proposed transaction, and an overview of Sun's, Peak's and the combined companies' financial data.  As described more fully under "Opinion of Financial Advisor" below, representatives of MTS presented its valuation analysis to the Board and made other observations regarding the transaction.  Following a lengthy question and answer period and in response to Board inquiries regarding the proposed transaction consideration, and further financial due diligence clarifications, representatives of MTS orally delivered to the Board its opinion (subsequently confirmed in writing, a copy of which is attached to this proxy statement as Appendix A) to the effect that, based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in its written opinion, as of May 16, 2005, the share consideration for the acquisition of Peak is fair, from a financial point of view, to Sun.

          After further deliberation as to the advisability of entering into the Merger Agreement and related ancillary agreements on the terms and conditions reviewed by and outlined to our Board of Directors by our management, our Board's understanding and review of all transaction documentation, and the risks and benefits of the transaction, and with the assistance and advice of its outside financial and legal advisors, our Board of Directors unanimously determined that the acquisition of Peak and the issuance of Sun's Common Stock are advisable and in the best interests of Sun and its stockholders, approved the acquisition of Peak and the issuance of up to 8,975,724 shares of Common Stock in connection with the acquisition, approved the Merger Agreement, the Stockholders Agreement, the Registration Rights Agreement and the other related ancillary agreements in substantially the forms of the most recent drafts presented to and reviewed by our Board, and resolved to recommend that our stockholders vote affirmatively to approve the issuance of our Common Stock in connection with the acquisition of Peak at a special meeting of  stockholders to be convened as soon as practicable.

          Later in the day on May 15, 2005, the board of directors and then the stockholders of Peak met and approved the acquisition of Peak by Sun on the terms and conditions set forth in the Merger Agreement and related ancillary agreements provided to Peak's board and stockholders.

          On May 16, 2005, the Merger Agreement, the ancillary documents and related exhibits and schedules were finalized and executed and delivered by Sun, Merger Sub, Peak and each stockholder of Peak.

Reasons for the Acquisition

          In reaching its decision to approve the Merger Agreement and related ancillary agreements, the proposed acquisition and the issuance of our Common Stock as consideration for the acquisition, our Board of Directors met on several occasions, consulted with our management and its financial and legal advisors, reviewed various materials and considered a number of factors, including the following:

-	information regarding Peak and its subsidiaries, their historical financial performance and operating performance;

-	the views of our management regarding Peak's business and operations and their integration with Sun;

-	the results of the due diligence investigations conducted by our management and legal and financial advisors;

-	the structure and terms of the proposed acquisition and its potential effect on our stockholder value, including the following:

	-	the number of shares of our Common Stock to be issued to Peak's stockholders in the acquisition;

-

estimates of our capital and management resources that will be required to complete the acquisition of Peak, including payment of transaction expenses and payments of bonuses to Peak's senior management, and the integration of Peak and its subsidiaries into our businesses;

-

the likelihood of a substantial limitation on our net operating loss carryforwards that could be used to reduce taxable income in future years due to the issuance of a significant number of shares of our Common Stock to the stockholders of Peak;

-

the provisions of the Stockholders Agreement, which limit the ability of Peak's two major stockholders to acquire a greater ownership interest in Sun, assist others to acquire control of Sun's assets or its securities or propose any matter that would require a vote by Sun's stockholders; and

	-	the opinion of MTS to our Board of Directors stating that, as of May 16, 2005, the share consideration to be paid by Sun to Peak's stockholders was fair, from a financial point of view, to Sun, and the financial presentation made to our Board of Directors in connection with the delivery of the opinion; and

-	the prospects of Sun on a stand-alone basis, as an alternative to pursuing the acquisition of Peak.

          As a result of its review of this information and consideration of these and other factors, our Board of Directors determined that the acquisition of Peak and the combination of its operations with Sun would strengthen our financial and competitive position, based on anticipated potential benefits that include:

-

the potential addition of substantial incremental revenue from increases in occupancy, improvements in patient mix and provision of services not provided by Peak that are currently provided by Sun and (following a reasonable period of post-closing integration) the potential for realizing additional operating income, which the Board believes would enhance the combined companies' future financial condition, potential borrowing capacity, results of operations and prospects;

-

the potential ability to realize synergies related to reduction of corporate office and field overhead, reduction of workers' compensation costs, enhanced purchasing discounts and the rationalization of operational practices of the combined companies; and

-	the expansion of Sun's presence in the states in which Peak operates, which the Board believes should strengthen the combined companies.

          Our Board of Directors also recognized a number of potential negative factors and risks and uncertainties inherent in the proposed acquisition, including:

-

the risk that the dollar value of the total consideration we pay to acquire Peak may increase, because the number of shares of our Common Stock to be issued in the acquisition will be fixed at 8,975,724 and will not be adjusted for any increases in the market value of our common stock prior to completion of the acquisition;

-

the fact that certain of Peak's stockholders will have substantial ownership interest in the combined companies, may have the ability to exercise influence and control over the strategic direction of the combined companies and will be able to influence the outcome of all matters, transactions and corporate actions that require approval of our stockholders (other than the election of directors (except for the nominees of such stockholders), in which they have agreed to vote their shares of Sun's common stock in the same proportion as the other stockholders of Sun);

-	the risk that the acquisition may not be consummated and that Sun would be required to pay a $2.2 million termination fee under certain circumstances;

-	the risk that some or all of the potential benefits of the acquisition, such as increases in revenue and overhead reduction, may not be realized for a prolonged period of time, if at all;

-	the risk of higher general and professional liability accruals for Peak properties related to conforming Peak with Sun accounting policies;

-	the risk that Sun would not be successful in integrating the operations of its businesses with those of Peak;

-	the risks associated with diverting management resources from day-to-day operational matters, as well as other strategic opportunities;

-

the risk of management and employee disruption associated with the acquisition, including the risk that, despite the efforts of management, key personnel may elect not to remain employed with the combined company;

-

the risk that acquisition and related integration activities may require more capital and other resources than anticipated, resulting in a greater and more accelerated use of Sun's cash and other sources of liquidity than originally anticipated;

-	the risk that consents from lenders or landlords will not be obtained, resulting in a refinancing of indebtedness or the inability to operate one or more of Peak's facilities; and

-

the costs of compliance with additional regulatory requirements, including those of states in which Peak now operates but Sun does not, and those under our Corporate Integrity Agreement, which does not currently apply to Peak's facilities.

          As noted above, in reaching its decision to approve the Merger Agreement and related ancillary agreements, the Board reviewed potential synergies from cost savings and enhanced revenue opportunities estimated by Sun management, as of the date of such approval, to result from the transaction. Estimated cost savings opportunities included reduction of certain duplicative senior management and support personnel and other costs related to Peak's corporate office and field overhead, reduced workers compensation costs and enhanced purchasing discounts. Estimated revenue enhancement opportunities included revenues from provision of services not provided by Peak that are currently provided by Sun, such as Part B billing by Sun's Americare subsidiary. These revenue synergies did not, however, assume any potential additional benefit from incremental increases in facility occupancy relative to Peak's standalone performance. Sun also took into consideration potentially higher general and professional liability insurance cost accruals related to conforming Peak with Sun accounting policies. Sun management estimated at the time of the approval of the Merger Agreement that the aggregate net amount of all such synergies would be between $7-$10 million per year, and that any realization of such synergies would occur over a period of up to approximately two years. The actual synergies, if any, achieved by Sun after the acquisition of Peak may materially vary from those estimated by Sun's management.

          The foregoing discussion addresses certain material information and factors considered by our Board in its consideration of the acquisition of Peak, including factors that support the acquisition as well as those that may weigh against it.  In view of the variety of factors and the quality and amount of information considered, our Board did not find it practicable to, and did not, make specific assessments of, quantify or otherwise assign relative weights to the specific factors considered in reaching its determination.  The determination to approve the acquisition was made after consideration of all of the factors in the aggregate.  In addition, individual members of our Board may have given different weights to different factors.  The foregoing explanation of our Board's reasoning and other information presented in this section is forward-looking and, therefore, should be read in light of the factors discussed and referred to above under "Risk Factors."

Opinion of Financial Advisor

          Sun retained MTS to render to Sun's Board of Directors an opinion as to the fairness, from a financial point of view, of the share consideration to be paid by Sun to the holders of outstanding shares of capital stock and options of Peak in the proposed acquisition.

          MTS rendered its oral opinion to Sun's Board of Directors on May 15, 2005 (as subsequently confirmed in writing on May 16, 2005) that, as of that date and based upon and subject to the assumptions, qualifications and limitations set forth in such written opinion and described below, the share consideration proposed to be paid by Sun to the holders of outstanding shares of capital stock and options of Peak in the proposed acquisition was fair, from a financial point of view, to Sun.  The full text of the written opinion delivered by MTS to the Board of Directors of Sun, dated May 16, 2005, which sets forth the assumptions made by MTS, and the qualifications and limitations on the scope of the review undertaken by MTS, in rendering its opinion, is attached as Appendix A to this proxy statement and is incorporated herein by reference.

          While MTS rendered its opinion and provided certain financial analyses to Sun's Board of Directors, MTS was not requested to and did not make any recommendation to Sun's Board of Directors as to the specific form, amount or allocation of the consideration to be paid by Sun in the proposed acquisition, which was determined through negotiations between Sun and Peak.  MTS' written opinion, which was directed to Sun's Board of Directors, addresses only the fairness, from a financial point of view, of the proposed share consideration to be paid by Sun to the holders of shares of capital stock and options of Peak in the proposed acquisition, does not address Sun's underlying business decision to make the proposed acquisition and does not constitute a recommendation to any Sun stockholder as to how any such stockholder should vote with respect to the approval of the issuance of shares of Sun's Common Stock in connection with the proposed acquisition.

          In arriving at its opinion, MTS' review included:

-	the final draft of the Merger Agreement;

-

publicly available business, financial and other data with respect to Sun, including Sun's annual reports to its stockholders and its annual reports on Form 10-K for the years ended December 31, 2003 and December 31, 2004, its quarterly report on Form 10-Q for the quarter ended March 31, 2005, and its current reports on Form 8-K for January 1, 2003 through March 31, 2005;

-	business, financial and other information furnished to MTS by Peak, including internal financial data and financial projections of Peak, on a stand-alone basis, prepared by Peak's management;

-

business, financial and other information furnished to MTS by Sun, including internal financial data and financial projections for Peak (and of Sun, on a stand-alone basis and on a pro forma combined basis with Peak, including any potential synergies) prepared by Sun's management;

-	Sun's publicly disclosed guidance;

-	reported prices and trading activity of Sun's Common Stock and similar information for certain other companies that MTS deemed comparable to Sun or Peak;

-	financial terms and consideration paid in certain other business combinations that MTS deemed relevant, to the extent such information was publicly available; and

-	such other financial studies, analyses, and investigations as MTS deemed appropriate for purposes of such opinion.

          In addition, MTS conducted discussions with the management of Peak with respect to the business and prospects of Peak, on a stand-alone basis, and with the management of Sun with respect to the business and prospects of Sun and Peak, each on a stand-alone basis and on a combined basis, following the proposed acquisition.

          The following is a brief summary of the material financial analyses performed by MTS in connection with providing its opinion to Sun's Board of Directors on May 15, 2005, as subsequently confirmed in writing on May 16, 2005.

          Market Valuation of Sun

          MTS' analyses included a calculation of Sun's equity market value based on the price per share of Sun's Common Stock.  MTS reviewed the historical daily high and low trading prices and historical daily trading volumes of Sun's Common Stock for the twelve months ended May 12, 2005.  The analysis indicated that the high and low trading prices of Sun's Common Stock for the twelve months ended May 12, 2005 were $9.62 and $5.62 per share, respectively, and that the average closing prices of Sun's Common Stock for the 30- and 60-day periods ended May 12, 2005 were $6.21 and $6.47, respectively.  The price per share of Sun's Common Stock as of May 12, 2005 was $6.05.

          Using the price per share of Sun's Common Stock as of May 12, 2005, MTS then reviewed Sun's equity market value (number of fully diluted shares of common stock multiplied by market price per share), enterprise value (equity market value plus indebtedness minus the amount of cash on hand) and adjusted enterprise value (equity market value plus indebtedness and capitalized leases (capitalized at 8.0x their associated annual rents) minus the amount of cash on hand) as of such date.  MTS then reviewed Sun's revenue, and earnings before interest, taxes, depreciation, amortization and rents, or EBITDAR, earnings before interest, taxes, depreciation and amortization, or EBITDA, as well as Sun's net income, for selected periods.  These financial statistics were reviewed for the year ended December 31, 2004, and for the last twelve months, or LTM, ended March 31, 2005.  MTS also reviewed Sun's publicly disclosed estimates of these financial statistics for the year ending December 31, 2005.  Using these statistics, MTS then calculated the following multiples:

Year	Sun
	Enterprise Value to Revenue	Adjusted Enterprise Value to EBITDAR	Enterprise Value to EBITDA	Equity Market Value to Net Income
Year Ended December 31, 2004 (Actual)	0.24x	9.4x	13.7x	N/A
LTM Ended March 31, 2005 (Actual)	0.24x	9.1x	11.7x	N/A
Year Ending December 31, 2005 (Estimated)	0.22x	9.0x	11.6x	N/A

          Implied Market Value of Proposed Acquisition

          MTS' analyses included the calculation of the implied value of Peak as a result of the proposed acquisition based on the share consideration being paid by Sun in the transaction.  MTS calculated the offer equity value (number of shares of Sun's Common Stock issuable as share consideration in the proposed acquisition multiplied by market price per share of Sun's Common Stock), enterprise value (reflecting the offer equity value plus indebtedness minus cash on hand) and adjusted enterprise value (enterprise value plus capitalized leases (capitalized at 8.0x their associated annual rents)) of Peak using the price per share of Sun's Common Stock as of May 12, 2005.  MTS then calculated EBITDA, EBITDAR and net income of Peak for selected periods, with and without regard to any synergies anticipated by Sun's management to arise as a result of the proposed acquisition over a number of reporting periods.  These financial statistics were calculated for the year ended December 31, 2004, and for the LTM ended March 31, 2005, as well as for the year ending December 31, 2005.  The calculations of these financial statistics were based on certain financial data and projections for Peak prepared by Sun's management based on their diligence and data provided by Peak.  Using these statistics, MTS then calculated Peak's implied enterprise value, adjusted enterprise value and offer equity value, as of May 12, 2005, as a result of the proposed acquisition as multiples of Peak's EBITDA, EBITDAR and net income, respectively, with and without such anticipated synergies, for the periods indicated below.

Peak
	Enterprise Value to EBITDA (1)		Adjusted Enterprise Value to EBITDAR (1)		Offer Equity Value to Net Income (1)
	Without Synergies	With Synergies	Without Synergies	With Synergies	Without Synergies	With Synergies
Year Ended December 31, 2004	10.4x	6.2x	9.1x	6.8x	52.1x	7.8x
LTM Ended March 31, 2005	10.0x	6.1x	9.0x	6.8x	33.2x	7.2x
Year Ending December 31, 2005 (Estimated)	8.8x	5.6x	8.1x	6.2x	13.5x	5.5x

(1)

The synergies used by MTS reflect an estimate by Sun of the potential synergies anticipated to result from the transaction as a result of both cost savings and enhanced revenue opportunities (see discussion in "Reasons for the Acquisition"). For purposes of sensitizing the effect of these synergies for this market value analysis, MTS assumed cases under which either no synergies were realized or all synergies (at the high end of the range) were realized immediately following the close of the transaction. However, Sun anticipates that any realization of synergies will occur over a number of reporting periods spanning up to approximately two years.

          MTS then calculated the EBITDA and EBITDAR for Sun, on a stand-alone basis, for the year ending December 31, 2005 based on financial data and projections furnished by Sun's management.  Using these financial statistics, MTS then calculated and reviewed Sun's enterprise value, adjusted enterprise value and equity market value, as of May 12, 2005, as multiples of these calculations of projected EBITDA and EBITDAR, respectively, for such period.

          Based on the foregoing, MTS noted that Peak's enterprise value and adjusted enterprise value implied by the transaction, as of May 12, 2005, as multiples of Peak's projected EBITDA and EBITDAR, respectively, for the year ending December 31, 2005, as set forth in the above table, were less than Sun's enterprise value and adjusted enterprise value, as of May 12, 2005, as multiples of Sun's projected EBITDA and EBITDAR, respectively, for the same period.

          Comparable Company Analysis

          MTS' analyses included a review of certain publicly available financial and share price information for the following six publicly traded companies that MTS deemed comparable to Peak for purposes of such analysis:  Advocat, Inc., Beverly Enterprises, Inc., Extendicare, Inc., Genesis HealthCare Corp., Kindred Healthcare, Inc. and Manor Care, Inc.  Although none of the selected companies was directly comparable to Peak, these companies were chosen because they were companies with operations that, for purposes of such analysis, may be considered similar in certain respects to Peak.  MTS compared, using such publicly available information, the multiples of each comparable company's adjusted enterprise value to historical and projected financial statistics such as EBITDAR and net income.  The analysis resulted in the following multiples as of May 12, 2005:

Adjusted Enterprise Value as a Multiple of:	Comparable Companies Range (Low-High)
EBITDAR for the LTM ended March 31, 2005 (Actual)	7.0x - 8.5x
EBITDAR for the year ending December 31, 2005 (Estimated)	6.5x - 8.0x
Net Income for the LTM ended March 31, 2005 (Actual)	15.0x - 19.0x
Net Income for the year ending December 31, 2005(Estimated)	14.0x - 17.0x

          MTS then derived various implied equity market valuation ranges for Peak by applying the multiple ranges of the comparable companies set forth above to the applicable Peak financial statistics (based on financial data and projections for Peak provided by Sun's management).

          MTS derived a range of equity market values for Peak by applying adjusted enterprise value / EBITDAR multiples of 7.0x to 8.5x for the comparable companies for the LTM ended March 31, 2005 to Peak's EBITDAR for such period, with and without synergies for Sun's pro forma operations based on the projections of Sun's management, and, in each case, subtracting the indebtedness of Peak as of March 31, 2005 and adding the amount of Peak's cash on hand as of March 31, 2005.  Based upon and subject to the foregoing, MTS derived a range of equity market values for Peak, on a stand-alone basis and without any such synergies, of between $0 million and $38.4 million, and a range of equity market values for Peak, on a stand-alone basis and with such anticipated synergies, of between $63.1 million and $121.4 million.

          In addition, MTS derived a range of equity market values for Peak by applying adjusted enterprise value/projected EBITDAR multiples of 6.5x to 8.0x for the comparable companies for the year ending December 31, 2005 to Peak's projected EBITDAR for such period, with and without synergies (based on the projections of Sun's management) anticipated by Sun's management to arise as a result of the proposed acquisition, and, in each case, subtracting the indebtedness of Peak as of March 31, 2005 and adding the amount of Peak's cash on hand as of March 31, 2005.  Based upon and subject to the foregoing, MTS derived a range of equity market values for Peak, on a stand-alone basis and without any such synergies, of between $1.9 million and $50.5 million, and a range of equity market values for Peak, on a stand-alone basis and with such anticipated synergies, of between $65.3 million and $128.6 million.

          MTS also derived a range of equity market values for Peak by applying equity market value / net income multiples of 15.0x to 19.0x for the comparable companies for the LTM ended March 31, 2005 to Peak's net income for such period, with and without synergies for Sun's pro forma operations (based on the projections of Sun's management) anticipated by Sun's management to arise as a result of the proposed acquisition.  Based upon and subject to the foregoing, MTS derived a range of equity market values for Peak, on a stand-alone basis and without any such synergies, of between $24.0 million and $30.9 million, and a range of equity market values for Peak, on a stand-alone basis and with such anticipated synergies, of between $112.2 million and $142.1 million.

          Finally, MTS derived a range of equity market values for Peak by applying equity market value/projected net income multiples of 14.0x to 17.0x for the comparable companies for the year ending December 31, 2005 to Peak's projected net income for such period, with and without synergies (based on the projections of Sun's management) anticipated by Sun's management to arise as a result of the proposed acquisition.  Based upon and subject to the foregoing, MTS derived a range of equity market values for Peak, on a stand-alone basis and without any such synergies, of between $56.1 million and $68.1 million, and a range of equity market values for Peak, on a stand-alone basis and with such synergies, of between $138.1 million and $167.7 million.

          MTS noted that, by comparison, the implied value of Peak as a result of the proposed acquisition (based on the share consideration being paid by Sun in the transaction) was $54.0 million.

          Comparable Transactions Analysis

          MTS' analyses included a review of the purchase prices paid in two acquisitions of companies that MTS deemed relevant in arriving at its opinion and for which the relevant information necessary for MTS' analyses was publicly available. Although MTS noted other potentially comparable transactions during the last several years, there were no comparable transactions for which detailed financial valuation data was publicly available.  MTS chose these transactions because of the general similarity of the operations of the target companies in such transactions with certain operations of Peak, but also noted that valuations in these transactions were enhanced by the value of sizeable real estate holdings of the target companies (neither Sun nor Peak own a substantial number of the facilities that they operate).  These transactions consisted of the proposed acquisition by Formation Capital of Beverly Enterprises Inc., which was announced on January 25, 2005, and the completed acquisition by National Senior Care Inc. of Mariner Health Care Inc., which was announced on June 29, 2004.  MTS considered the implied adjusted enterprise values attributed to the target companies in these transactions as multiples of LTM EBITDAR.  The analysis resulted in the following multiples as of May 12, 2005:

Transaction	Adjusted Enterprise Value as Multiple of LTM EBITDAR
Proposed Acquisition by Formation Capital of Beverly Enterprises Inc.	8.8x
Acquisition by National Senior Care Inc. of Mariner Health Care Inc.	10.7x

          MTS derived a range of equity market values for Peak by applying adjusted enterprise value / EBITDAR multiples of 8.8x and 10.7x for the two comparable transactions set forth above to Peak's EBITDAR for the LTM ended March 31, 2005, without any synergies arising as a result of the proposed acquisition, and, in each case, subtracting the indebtedness of Peak as of March 31, 2005 and adding the amount of Peak's cash on hand as of March 31, 2005.  Based upon and subject to the foregoing, MTS derived equity market values for Peak, on a stand-alone basis and without any such synergies, of $47.1 million and $102.4 million.

          MTS noted that, by comparison, the implied value of Peak as a result of the proposed acquisition (based on the share consideration being paid by Sun in the transaction) was $54.0 million.

          Discounted Cash Flow Analysis

          MTS' analyses included a discounted cash flow analysis for Peak, as of March 31, 2005, of the projected pre-tax, unlevered free cash flows for Peak, on a stand-alone basis, for March 31, 2005 through December 31, 2010.  These projected cash flows were developed in conjunction with Sun's management and took into account the synergies anticipated by Sun's management to arise as a result of the proposed acquisition over a number of reporting periods spanning up to approximately two years.  In its analysis, MTS estimated a range of terminal values for the equity market value of Peak, on a stand-alone basis and taking into account such anticipated synergies, as of December 31, 2010, using multiples of adjusted enterprise value / EBITDAR ranging from 7.0x to 8.5x.  MTS then discounted such pre-tax, unlevered cash flows and ranges of estimated terminal values to derive a range of present values for such cash flows as of March 31, 2005, using weighted average costs of capital (referred to in this proxy statement as "WACCs") ranging from 11.0% to 13.0%.  Based upon and subject to the foregoing, MTS' discounted cash flow analysis of Peak yielded a range of implied equity market values for Peak from $69.4 million to $136.8 million.  In particular, MTS noted the following:

WACC	Implied Equity Market Value of Peak at March 31, 2005 ($ in millions)
	Adjusted Enterprise Value / EBITDAR Multiple Used to Calculate Estimated Terminal Value at December 31, 2010
	7.0x	7.5x	8.0x	8.5x
11.0%	$94.5	$108.6	$122.7	$136.8
12.0%	81.6	95.0	108.4	121.8
13.0%	69.4	82.1	94.8	107.5

          Relative Contribution Analysis

          MTS' analyses included the calculation of the respective contributions of Sun and Peak with respect to certain financial statistics on a pro forma combined basis, after giving effect to the proposed acquisition (referred to in this proxy statement as the "combined entity").  These calculations were based on financial data and projections for Sun, on a stand-alone basis, and Peak, on a stand-alone basis, in each case provided by Sun's management.

          As set forth in the following table, MTS calculated the relative contributions of each of Sun and Peak to EBITDAR and EBITDA of the combined entity, as of May 12, 2005, for the LTM ended March 31, 2005, and the relative contributions of each of Sun and Peak to the projected EBITDAR and EBITDA of the combined entity, as of May 12, 2005, for the twelve months ending December 31, 2005 and 2006:

Period	Relative Contributions of Sun and Peak to the Combined Entity
	EBITDAR		EBITDA
	Sun	Peak	Sun	Peak
LTM Ended March 31, 2005	65.5%	34.5%	53.0%	47.0%
Year Ending December 31, 2005	64.2%	35.8%	52.0%	48.0%
Year Ending December 31, 2006	67.1%	32.8%	60.3%	39.7%

          MTS noted that, by comparison, Sun's contribution to the adjusted enterprise value and enterprise value of the combined entity, as of May 12, 2005, would be approximately 65.7% and 56.9%, respectively, using the price per share of Sun's Common Stock as of May 12, 2005 and the implied adjusted enterprise value and enterprise value of Peak as a result of the proposed acquisition based on the share consideration being paid by Sun in the transaction.

          In addition, as set forth in the following table, MTS calculated the relative contributions of each of Sun and Peak to the projected net income of the combined entity, as of May 12, 2005, for the twelve months ending December 31, 2005 and 2006:

Period	Relative Contributions of Sun and Peak to the Combined Entity
	Net Income
	Sun	Peak
Year Ending December 31, 2005 (Estimated)	21.3%	78.7%
Year Ending December 31, 2006 (Estimated)	56.9%	43.1%

          MTS noted, by comparison, the ownership by Sun's stockholders of the combined entity, as of May 12, 2005, would be approximately 63.2%.

          Pro Forma Analysis

          MTS analyzed the pro forma effects of the proposed acquisition on the historical and projected EBITDAR, EBITDA and net income of the combined entity, based on financial data and projections

(including synergies anticipated by Sun's management to arise as a result of the proposed acquisition over a number of reporting periods spanning up to approximately two years) and the combined entity provided by Sun's management.  Given these pro forma effects, MTS determined that the proposed acquisition would be accretive to the historical earnings per share of Sun for the twelve months ended December 31, 2004 and the LTM ended March 31, 2005 and to the projected earnings per share of the combined entity for the twelve months ending December 31, 2005, 2006 and 2007.

          Miscellaneous Considerations

          In reaching its conclusion as to the fairness, from a financial point of view, of the share consideration to be paid by Sun to the holders of shares of capital stock or options of Peak in the proposed acquisition and in its presentation to Sun's Board of Directors, MTS did not rely on any single analysis or factor described above, assign relative weights to the analyses or factors considered by it, or make any conclusion as to how the results of any given analysis, taken alone, supported its opinion.  The preparation of a fairness opinion is a complex process and not necessarily susceptible to partial analysis or summary description.  MTS believes that its analyses must be considered as a whole and that selection of portions of its analyses and of the factors considered by it, without considering all of the analyses and factors, would create a misleading view of the processes underlying the opinion.

          The analyses of MTS are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the analyses.  Analyses relating to the value of companies do not purport to be appraisals or valuations or necessarily reflect the price at which companies may actually be sold.  No company or transaction used in any analysis for purposes of comparison is identical to Sun, Peak or the proposed acquisition.  Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies to which Sun or Peak were compared and other factors that could affect the public trading value of the companies.

          For purposes of its opinion, MTS relied upon and assumed the accuracy, completeness and fairness of the financial statements and other information provided to it by Sun and Peak or otherwise made available to it and did not assume responsibility for the independent verification of the information.  MTS relied upon the assurances of the management of Sun and Peak that the information provided to it by Sun and Peak, respectively, was prepared on a reasonable basis in accordance with industry practice, and, with respect to pro forma data, reflects the best currently available estimates and judgment of Sun's and Peak's respective managements and that they are not aware of any information or acts that would make the information provided to MTS incomplete or misleading. Synergy assumptions utilized by MTS were provided to MTS by Sun solely in connection with the preparation of its opinion based on the information available to Sun at the time such estimates were made.  Sun anticipates that any realization of synergies will occur over a number of reporting periods spanning up to approximately two years. The assumptions made in preparing the projections as to synergies may not prove to be accurate.  It is, in fact, expected that there will be differences between the actual and projected synergies.  MTS expressed no opinion as to such information, including any such pro forma data or the assumptions on which it was based.  MTS relied on the assumptions of Sun's management regarding the synergies and other pro forma effects anticipated to result from the proposed acquisition.

          In arriving at its opinion, MTS did not perform any appraisals or valuations of any specific assets or liabilities of Sun or Peak, and was not furnished with any such appraisals or valuations.  MTS express no opinion as to the liquidation value of any entity.  In addition, MTS expressed no opinion as to the prices, if any, at which shares of the capital stock of Sun or Peak have traded, to the extent applicable, or at which the shares of Sun, Peak or the combined entity may trade at any future time.  The opinion is based on information available to MTS and the facts and circumstances as they existed and were subject to evaluation on the date of the opinion.  Events occurring after that date could materially affect the assumptions used in preparing the opinion.  MTS has not undertaken to and is not obligated to affirm or revise its opinion or otherwise comment on any events occurring after the date it was given.

          MTS, as a customary part of its investment banking business, evaluates businesses and their securities in connection with mergers and acquisitions, underwritings and secondary distributions of securities, private placements and valuations for estate, corporate and other purposes.  MTS previously acted as Sun's financial advisor in connection with various acquisition transactions by Sun for which MTS has received customary fees.  In the ordinary course of its business, MTS and its affiliates (including its employees) may actively trade securities of Sun for their own accounts or the accounts of their customers and, accordingly, at any time hold a long or short position in those securities.

          Under the terms of MTS' engagement letter with Sun with respect to the proposed acquisition, Sun

-

paid a fee of $0.3 million to MTS as a result of MTS providing Sun's Board of Directors with MTS' opinion with respect to the fairness, from a financial point of view, of the share consideration to be paid by Sun to the holders of outstanding shares of capital stock and options of Peak pursuant to the Merger Agreement; and

-	shall pay a fee of $3.2 million to MTS upon the consummation of the proposed acquisition for Sun's financial advisory services.

          Sun has agreed to reimburse MTS for its reasonable out-of-pocket expenses incurred in performance of its services, including the reasonable fees and expenses of its legal counsel up to a maximum expense reimbursement of $50,000.  In addition, Sun has agreed to indemnify MTS against certain liabilities, including liabilities under the federal securities laws relating to or arising out of MTS' engagement.

Accounting Treatment

          The acquisition of Peak will be accounted for by Sun under the "purchase" method of accounting in accordance with United States generally accepted accounting principles.  Therefore, the aggregate consideration paid by Sun in the acquisition of Peak, together with the direct costs of acquisition, will be allocated to the assets and liabilities of Peak based on their fair market values, with any excess being treated as goodwill.

Certain Material United States Federal Income Tax Consequences of the Acquisition

          Holders of Sun's Common Stock will not recognize any gain or loss for United States federal income tax purposes as a result of the acquisition of Peak.  None of Sun, Peak or Merger Sub will recognize gain or loss for United States federal income tax purposes as a result of the acquisition of Peak.

Regulatory Approvals and Other Consents

          Under the Hart-Scott-Rodino Antitrust Improvements Act, Sun and Peak must notify the Antitrust Division of the U.S. Department of Justice and the U.S. Federal Trade Commission of the transaction and observe a waiting period before the transaction can be consummated.  During this waiting period, the Antitrust Division of the Department of Justice and the Federal Trade Commission can conduct an antitrust review of the proposed acquisition of Peak.  The required waiting period must expire or terminate before the acquisition of Peak can be completed.  Both companies filed the notification reports with the Antitrust Division and the Federal Trade Commission by June 13, 2005 and the waiting period was terminated on June 27, 2005.

          At any time before or after the acquisition of Peak closes, the Department of Justice, the Federal Trade Commission, state antitrust authorities or a private person could seek to enjoin the acquisition of Peak or cause Sun to divest certain assets.  The Merger Agreement conditions the acquisition of Peak on the receipt of all required governmental consents and approvals, including expiration or termination of the waiting period under the Hart-Scott-Rodino Act.

          The operations of Sun and Peak are extensively regulated by federal and state healthcare regulatory bodies.  In connection with the acquisition of Peak, Sun is required to file notices with, and in some jurisdictions obtain approvals or consents from, various agencies responsible for the licensure or certification of healthcare facilities in states where Peak conducts its businesses.  In some cases, these filings must be made, and approvals obtained, prior to the completion of this acquisition.  For example, we have filed applications for Certificates of Need for each of Peak's Oklahoma facilities and change of ownership applications for each of Peak's Utah facilities, and may be required to file change of ownership applications for Peak's facilities in other states. We are required to obtain approvals of these applications before the acquisition of Peak can be completed. In some jurisdictions where no filings are required, state agencies may conduct a process of determining whether licensing of facilities to be owned by Sun should meet certain conditions. In other cases, filings cannot be made until the acquisition has been completed.  We anticipate that making requisite filings and obtaining the necessary licenses and certifications, including those in Oklahoma, and meeting licensing conditions, will be accomplished within appropriate time frames to enable us to operate Peak's business immediately following the completion of the acquisition. No assurance can be given that we will be able to obtain these approvals prior to the Meeting or at all.

          Certain of Peak's leases and mortgage indebtedness contain provisions that provide for a default if there is a change of control of Peak. We have discussed obtaining consents from Peak's landlords and mortgage lenders regarding those provisions, but have not yet received all such required consents, although we expect that all such consents will be received upon completion of the acquisition. No assurance can be given that we will be able to obtain these consents prior to the Meeting or at all.

Federal Securities Law Consequences

          The shares of Sun's Common Stock to be issued in the acquisition of Peak are being offered in reliance on an exemption from the registration requirements of the Securities Act of 1933 and various state securities laws.  The shares to be issued in the acquisition of Peak will be "restricted securities" under Rule 144 promulgated under the Securities Act of 1933, and may be resold only in transactions permitted by the resale provisions of Rule 144 or pursuant to an effective registration statement.  See "Registration Rights Agreement - Registration Rights" for information regarding certain registration rights granted to the stockholders of Peak.

No Dissenters' or Appraisal Rights

          Under Delaware law, stockholders of Sun will not have any dissenters' rights or appraisal rights with respect to their shares.

MARKET PRICE DATA

          We began issuing our Common Stock on February 28, 2002 as part of our Plan of Reorganization.  Our Common Stock began trading under the symbol "SUHG.OB" on the Over-the-Counter ("OTC") Bulletin Board on April 2, 2002 and then under the symbol "SUNH" on the Nasdaq National Market on March 10, 2004.  The following table shows the high and low sale prices for the Common Stock as reported by the OTC Bulletin Board and the Nasdaq National Market for the periods indicated:

2005	High	Low
Third Quarter (through September 12, 2005)	$7.20	$6.03
Second Quarter	$7.48	$5.86
First Quarter	$9.60	$5.90

2004	High	Low
Fourth Quarter	$9.35	$6.76
Third Quarter	$9.88	$5.66
Second Quarter	$12.34	$5.03
First Quarter	$14.30	$9.90

2003	High	Low
Fourth Quarter	$10.00	$5.92
Third Quarter	$8.64	$1.63
Second Quarter	$2.61	$0.11
First Quarter	$1.45	$0.15

          On May 16, 2005, the last full trading day before the public announcement of the signing of the Merger Agreement, the closing sales price of our Common Stock was $6.49 per share. On September 12, 2005, the most recent practicable date that we could obtain information prior to the date of this proxy statement, the closing sale price of our Common Stock was $6.73. We urge you to obtain current market quotations before making any decision with respect to the acquisition of Peak.

          There were approximately 4,400 holders of record of our Common Stock as of September 16, 2005.  We have never paid nor declared any dividends on our Common Stock.  Our revolving loan agreement prohibits us from paying any dividends or making any distributions to our stockholders.

MERGER AGREEMENT

           This discussion summarizes the material provisions of the Merger Agreement.  A copy of the Merger Agreement is included in this proxy statement as Appendix B.  This summary is qualified by reference to the Merger Agreement, which you are encouraged to read.

 Closing of the Acquisition

          The Merger Agreement calls for the acquisition of Peak to be completed when a certificate of merger is filed in Delaware.  If our stockholders approve the issuance of our shares as the acquisition consideration, and all other conditions are satisfied or waived, the acquisition of Peak should be completed approximately three business days after our special stockholders meeting.

Manner and Basis of Converting Securities

           No Conversion of Sun's Common Stock.  Nothing will happen to your Sun stock as a result of the acquisition of Peak.  Shares of your Sun stock will not be converted, and you will not need to surrender them for any exchange.  After the acquisition of Peak, your certificates will represent the same number of shares of Common Stock as they represented before the acquisition of Peak.  However, because the number of shares of our outstanding Common Stock will increase by approximately 57.8% if the acquisition of Peak is completed, the percentage ownership of Sun now represented by your Sun shares will be correspondingly reduced.

          Conversion of Peak's Capital Stock.  Pursuant to the Merger Agreement, at the effective time of the acquisition of Peak, the outstanding capital stock of Peak will be converted into the right to receive up to 8,871,890 shares of Sun's Common Stock.  We will not issue any fractional shares in connection with the acquisition of Peak.  Instead, a Peak stockholder will receive an amount in cash equal to the product of the fractional share multiplied by the average closing price of Sun's Common Stock for the 10 consecutive trading days ending on the fourth business day prior to the closing of the acquisition of Peak.

Peak's Options

          Peak has agreed to take such actions as may be necessary to cause each outstanding option to purchase shares of its common stock with an exercise price in excess of $1.50 per share to be cancelled prior to the closing of the acquisition of Peak.  At the time of the closing of the acquisition of Peak, Sun will assume all remaining options to acquire shares of the common stock of Peak and those options will become options to acquire a number of shares of Sun's Common Stock equal to the product (rounded down to the nearest whole number of shares) of the number of shares of Peak's common stock subject to such option multiplied by 0.4722 and will have a per share exercise price equal to the exercise price under the Peak option divided by 0.4722. In the aggregate, those options will entitle the holders to acquire up to 103,834 shares of Sun's Common Stock.

Designated Directors

          The Merger Agreement provides that, at the time of the closing of the acquisition of Peak, the number of authorized directors of Sun will be increased by two and Sun's Board of Directors will appoint each of Michael J. Foster, as nominee of RFE, and Keith W. Pennell, as a nominee of DFW, as directors of Sun.

Representations and Warranties

          In the Merger Agreement, each of Sun and Peak have made various representations and warranties as to, among other things:

-	its incorporation, existence, good standing, corporate power and similar corporate matters;

-	its capitalization;

-	its subsidiaries;

-	its authorization, execution, delivery and performance of the Merger Agreement, and the absence of conflicts with their respective charter documents, laws and material agreements;

-	required filings and consents;

-	its financial statements and the accuracy of the information contained therein;

-	the absence of material changes since December 31, 2004;

-	litigation;

-	compliance with laws;

-	insurance;

-	brokers; and

-	tax matters.

          The Merger Agreement also contains additional representations and warranties of Peak regarding, among other things:

-	real property;

-	the sufficiency of Peak's working capital;

-	material contracts and agreements;

-	employee benefit matters;

-	intellectual property;

-	environmental matters;

-	transactions with affiliates;

-	assets, indebtedness, account receivables and insurance; and

-	regulatory licenses, permits and compliance.

Peak's Obligations Pending Closing

          The Merger Agreement imposes obligations and restrictions on Peak pending the closing of the acquisition.  The affirmative obligations include conducting its business in the ordinary course in all material respects and using its commercially reasonable efforts consistent with past practices and policies to preserve intact its present business organization, keep available the services of its present officers and employees and preserve its relationships with customers, suppliers and others with which it has business dealings.  The Merger Agreement prohibits or restricts, subject to specified exceptions, Peak and its subsidiaries from taking certain actions without the written consent of Sun, including:

-	changing any outstanding options;

-	granting any severance or termination pay to any officers or employees;

-	transferring its intellectual property;

-	declaring dividends or making distributions;

-	purchasing or redeeming its outstanding capital stock;

-	issuing any of its capital stock or securities convertible into or exchangeable for its capital stock;

-	amending its charter documents;

-	acquiring or merging with another business;

-	selling any of its properties or assets other than in the ordinary course of business consistent with past practice;

-	incurring debt;

-	adopting or amending any employee benefit plan;

-	entering into or amending certain types of contracts or arrangements;

-	revaluing its assets; and

-	engaging in any action that would cause the acquisition of Peak to fail to qualify as a tax-free reorganization for United States federal income tax purposes.

          In addition, Peak has agreed not to, and will not authorize or permit its officers, directors, affiliates or representatives to, solicit, initiate, encourage or induce the making, submission or announcement of any acquisition of voting securities of Peak, any tender offer related to Peak securities, any acquisition or disposition of any material portion of the assets of Peak, or any liquidation, dissolution, recapitalization or other significant corporate reorganization of Peak.  Specifically, Peak and its officers, directors, affiliates and representatives will not:

-

participate in any discussions or negotiations, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, a proposal for a transaction described above;

-	engage in discussions with any person with respect to any proposal for a transaction described above;

-	approve, endorse or recommend any proposal for a transaction described above; or

-	enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any transaction described above.

          Peak has also agreed that as promptly as practicable, and in any event within 24 hours, it will advise Sun orally and in writing of any request for information which Peak reasonably believes would lead to such a proposal or of any such proposal, or any inquiry with respect to or which Peak reasonably should believe would lead to such a proposal, and the material terms and conditions of such request, proposal or inquiry, and the identity of the person or group making any such request, proposal or inquiry.  Peak has agreed to keep Sun informed regarding the status and details of any such request, proposal or inquiry.

Sun's Obligations Pending Closing

          The Merger Agreement imposed obligations and restrictions on Sun pending the closing of the acquisition of Peak.  The affirmative obligations include to carry on its business in the ordinary course in all material respects.  The Merger Agreement prohibits or restricts, subject to specified exceptions, Sun from taking certain actions with the written consent of Peak, including:

-	purchasing or redeeming any of its outstanding capital stock;

-	issuing any of its capital stock or securities convertible into or exchangeable for its capital stock;

-	amending its charter documents;

-	acquiring other businesses in excess of specified aggregate amounts;

-	incurring additional indebtedness in excess of specified amounts; and

-	engaging in any action that would cause the acquisition of Peak to fail to qualify as a tax-free reorganization for United States federal income tax purposes.

          In addition, the Merger Agreement provides that Sun shall not, nor shall it authorize or permit any of its officers, directors or representatives to, solicit, initiate or knowingly encourage the submission of any proposal for (i) the acquisition or purchase of voting securities of Sun or a tender offer or exchange offer that, if consummated, would result in a person or group beneficially owning 50% or more of the voting securities of Sun, (ii) a merger, business combination or similar transaction involving Sun, (iii) any sale, lease or other disposition of all or substantially all of the assets of Sun and its subsidiaries; or (iv) any liquidation, dissolution, recapitalization or other significant corporate reorganization of Sun and its subsidiaries (collectively referred to in this proxy statement as an "Acquisition Proposal").  Specifically, Sun and its officers, directors and representatives will not:

-

participate in any negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal; or

-	enter into any agreement in principle with respect to any Acquisition Proposal or requiring Sun to abandon, terminate or fail to consummate the acquisition of Peak.

          Notwithstanding the foregoing, Sun may furnish information and enter into discussions or negotiations with respect to an Acquisition Proposal if the proposal was not solicited by Sun or its officers, directors or representatives and Sun's Board of Directors determines that failure to take such actions create a reasonable possibility of a breach of the fiduciary duties of Sun's Board of Directors.  Sun has agreed to promptly, and in any event within 24 hours, notify Peak in writing of the receipt of any Acquisition Proposal, the material terms and conditions of such proposal, the identity of the person making such proposal and Sun's intentions to provide information to the person making such proposal.  Sun has agreed to keep Peak informed regarding the status and details of any such Acquisition Proposal.

Additional Agreements by Sun

          Sun has agreed that, after the consummation of the acquisition of Peak, Sun will give employees of Peak who continue as employees of Sun or any of its subsidiaries and become participants in an employee benefit plan of Sun, credit, to the extent permitted by such plans, for all service with Peak or its subsidiaries prior to the closing of the acquisition of Peak for purposes of vesting and eligibility (but shall not give benefit accruals with respect to service with Peak or any of its subsidiaries prior to the closing of the acquisition of Peak) and for purposes of determining benefit levels under any employee benefit plan of Sun relating to vacation or severance, except where such crediting would result in a duplication of benefits.

          Sun has agreed that after the closing of the acquisition of Peak the directors and officers of Peak and each of its subsidiaries prior to such closing shall be entitled to the same indemnification rights for acts occurring prior to such closing as they had under Peak's charter documents and the similar organizational documents of each of its subsidiaries, or under any agreements or instruments with Peak or any of its subsidiaries prior to such closing and Peak shall continue in full force and effect such rights for a period of at least six years from such closing.

Indemnification

          The stockholders of Peak have agreed to indemnify Sun for breaches of the representations, warranties and covenants of Peak in the Merger Agreement.  The stockholders need not indemnify Sun for any amounts until the aggregate of all claims by Sun exceed $500,000, at which time the stockholders will be required to indemnify Sun for all of its losses, subject to the maximum discussed below.

          The stockholders of Peak have agreed that 1,561,875 shares of Sun's Common Stock to be issued in connection with the acquisition of Peak will be held in escrow to secure their indemnification obligations to Sun.  Up to 50% of those shares can be released from escrow on March 31, 2007 and, subject to any prior claims by Sun, the remaining shares will be released from escrow on the second anniversary of the closing of the acquisition of Peak.  The indemnification obligations of the stockholders of Peak are limited to the shares of Sun's Common Stock held in the escrow account, except in the case of fraud.

          Sun has agreed to indemnify the stockholders of Peak for breaches of its representations, warranties and covenants of Sun in the Merger Agreement.  Sun need not indemnify the stockholders of Peak for any amounts until the aggregate of all claims by the stockholders of Peak exceed $500,000, at which time Sun will be required to indemnify the stockholders of Peak for all the claimed losses, subject to an aggregate maximum amount equal to the average closing price of Sun's Common Stock for the 10 consecutive trading days ending on the fourth business day prior to the closing of the acquisition of Peak multiplied by 1,561,875.

Conditions to Closing

          The obligations of the parties to complete the acquisition of Peak are subject to satisfaction or waiver of certain conditions on or before the closing.  These include:

-	our stockholders' approval of the issuance of our Common Stock in the acquisition of Peak;

-	compliance with the requirements of the Hart-Scott-Rodino Antitrust Improvements Act; and

-	the absence of any governmental law or order preventing or making illegal the acquisition of Peak.

          The obligation of Peak to complete the transaction is also subject to the satisfaction or waiver of the following conditions:

-	the continuing accuracy of the representations and warranties of Sun;

-	compliance by Sun with the terms of the Merger Agreement;

-	receipt of all consents and approvals required to be obtained by Peak;

-	the absence of any Material Adverse Effect (as defined in the Merger Agreement) on Sun since June 30, 2005;

-	receipt of a certificate from Sun's Chief Financial Officer regarding Sun's financial liquidity;

-	receipt of an opinion from counsel to Peak that the acquisition of Peak will be treated for United States federal income tax purposes as a tax-free reorganization;

-	election of Michael J. Foster (as a designee of RFE) and Keith W. Pennell (as a designee of DFW) to Sun's Board of Directors;

-	receipt of an opinion from counsel to Sun; and

-	continued effectiveness of the Stockholders Agreement and Registration Rights Agreement.

          The obligation of Sun to complete the acquisition of Peak is also subject to the satisfaction or waiver of the following conditions:

-	the continuing accuracy of the representations and warranties of Peak;

-	compliance by Peak with the terms of the Merger Agreement;

-	receipt of consents and approvals required to be obtained by Peak and Sun;

-	the absence of any Material Adverse Effect (as defined in the Merger Agreement) on Peak;

-	receipt of a certificate from Peak's Chief Financial Officer regarding Peak's financial liquidity;

-	receipt of an opinion from counsel to Peak;

-	receipt of unaudited financial statements of Peak for the quarter ended June 30, 2005 no later than September 1, 2005; and

-	continued effectiveness of the Stockholders Agreement and Registration Rights Agreement.

Termination

          The Merger Agreement may be terminated at any time before the acquisition of Peak is completed by:

-	mutual consent of the boards of directors of Sun and Peak;

-

by Sun or Peak if the acquisition is not completed by December 31, 2005, other than because any action or failure to act by the terminating party was a principal cause of the acquisition not being completed;

-

by either party if a governmental entity issues an order, decree or ruling or takes any other action that has the effect of permanently restraining, enjoining or otherwise prohibiting the acquisition of Peak and the order, decree, ruling or other action is final and nonappealable;

-	by Peak if Sun breaches any representation, warranty, covenant or agreement on the part of Sun or if any representation or warranty of Sun becomes untrue such that the conditions to Peak's obligation to close the acquisition would not be satisfied, except that if the inaccuracy or breach is curable by Sun, then Peak cannot terminate the Merger Agreement as a result of the breach if the breach is cured by Sun within 10 business days following notice from Peak;

-

by Sun if Peak breaches any representation, warranty, covenant or agreement on the part of Peak or if any representation or warranty of Peak becomes untrue such that the conditions to Sun's obligation to close the acquisition would not be satisfied, except that if the inaccuracy or breach is curable by Peak, then Sun cannot terminate the Merger Agreement as a result of the breach if the breach is cured by Peak within 10 business days following notice from Sun;

-

by Peak if Sun notifies Peak in writing that Sun intends to consummate an Acquisition Proposal and Peak notifies Sun in writing within five business days of such notice that Peak elects to terminate the Merger Agreement, in which event Sun is obligated to pay Peak a termination fee of $2.2 million; and

-

by Peak if prior to the special stockholders meeting of Sun, Sun's Board of Directors informs Sun's stockholders that it no longer believes the issuance of Sun's Common Stock in the acquisition of Peak is advisable and no longer recommends approval of such issuance of Sun's Common Stock by Sun's stockholders, in which event Sun is obligated to pay Peak a termination fee of $2.2 million.

Fees and Expenses

          All fees and expenses incurred in connection with the Merger Agreement and the related transactions shall be paid by the party that incurs the expenses regardless of whether the acquisition of Peak is consummated, except that the expenses of Peak shall not be in excess of $1,750,000.  Because Peak will become a subsidiary of Sun, Peak's liabilities, including expenses payable by Peak in connection with the acquisition, will be part of the consolidated liabilities of Sun.  If the acquisition of Peak is completed, Sun has agreed to pay bonuses of $1,250,000 to each of two senior executives of Peak pursuant to agreements entered into by Peak with those two senior executive officers before the execution of the Merger Agreement. In addition, Sun has agreed to pay the expenses of Peak if Sun's stockholders do not approve the issuance of Sun's Common Stock in connection with the acquisition of Peak.

STOCKHOLDERS AGREEMENT

           This discussion summarizes the material provisions of the Stockholders Agreement.  A copy of the Stockholders Agreement is included in this proxy statement as Appendix C.  This summary is qualified by reference to the Stockholders Agreement, which you are encouraged to read.

Nomination of Directors

          Upon consummation of the acquisition of Peak, RFE, on the one hand, and DFW, on the other hand, will each have the right to nominate one individual to serve as a director of Sun and to nominate his or her successor.  The initial nominees will be Michael J. Foster for RFE and Keith W. Pennell for DFW.  In addition, one of the directors nominated by RFE and DFW will be a member of the executive committee of Sun's Board of Directors.

          At such time as RFE, on the one hand, or DFW, on the other hand, ceases to own at least 50% of the shares of Sun's Common Stock acquired in the acquisition of Peak, RFE or DFW, as the case may be, shall no longer have a right to nominate an individual to be a director of Sun and shall cause the removal or resignation of its then current nominee director.

Actions by RFE and DFW

          In the Stockholders Agreement, RFE agrees that, so long as it is entitled to nominate a director to Sun's Board of Directors, and DFW agrees that, so long as it is entitled to nominate a director to Sun's Board of Directors, it will, unless an Early Release Event occurs:

-

solely with respect to the election of directors other than its nominee, vote and grant or withhold a written consent with respect to, all shares of Sun's Common Stock acquired by it in the acquisition of Peak in proportion to the vote of stockholders of Sun's other than the former stockholders of Peak;

-

not propose any matter to Sun's Board of Directors or its stockholders that requires or contemplates the vote or consent of the stockholders of Sun or, except for its own nominee as discussed above under "Nomination of Directors," any nominee for election as directors of Sun;

-	not acquire the beneficial ownership of any shares of the voting power of Sun, other than the shares of Sun's Common Stock acquired pursuant to the acquisition of Peak; and

-	not knowingly assist, advise or encourage any other person in acquiring, directly or indirectly, control of Sun or any of Sun's securities, businesses or assets,

without, in each case, the prior approval of Sun's Board of Directors.

          An "Early Release Event" is defined as the earliest to occur of:

-	a Change of Control (as defined in the Registration Rights Agreement);

-	the early termination or waiver or amendment of the agreements with the senior executive officers of Sun not to sell or otherwise transfer any of their shares of Sun's Common Stock as described under "Registration Rights Agreement - Restrictions on Transfer of Shares - Senior Executive Officers of Sun";

-

the failure to elect a nominee of RFE or DFW to Sun's Board of Directors as described above under "Nomination of Directors" (if RFE or DFW, as the case may be, has the right to designate a director nominee and has exercised such right) unless such failure is cured within 20 business days after written notice to Sun of such failure from either RFE or DFW, as applicable;

-

Sun shall institute any bankruptcy, insolvency, reorganization, dissolution, liquidation or similar proceeding relating to itself under the laws of any jurisdiction; or Sun shall take any action to authorize any such proceeding; or any such proceeding shall be instituted against Sun and shall not be dismissed or discharged within 60 days after its commencement; or Sun shall admit all of the material allegations with respect to any such proceeding; or an order for relief or similar order shall be entered in any such proceeding; or Sun shall apply for the appointment of any receiver, trustee or similar officer for itself or for all or substantially all of its property; or Sun shall take any action to authorize such appointment; or

-

a material breach by Sun of any of the covenants of Sun contained in the Stockholders Agreement or in the Registration Rights Agreement unless such breach is capable of being, and is, cured within 20 business days after written notice to Sun of such breach.

REGISTRATION RIGHTS AGREEMENT

This discussion summarizes the material provisions of the Registration Rights Agreement included in this proxy statement as Appendix D.  This summary is qualified by reference to the Registration Rights Agreement, which you are encouraged to read.

Restrictions on Transfer of Shares

          All Former Stockholders of Peak.  From the closing of the acquisition of Peak to the earlier of the first anniversary of such closing or an Early Release Event (as defined above under "Stockholders Agreement - Actions by RFE and DFW"), no former stockholder of Peak will sell or otherwise transfer any shares of Sun's Common Stock acquired in the acquisition of Peak.

          RFE and DFW.  In addition to the restrictions above, during the period from the first anniversary of the closing of the acquisition of Peak until the third anniversary of such closing, neither RFE nor DFW may sell or otherwise transfer shares of Sun's Common Stock acquired in the acquisition of Peak  that exceeds its respective Pro Rata Limit (as defined below).  Each of RFE and DFW also has agreed that it will not knowingly sell or otherwise transfer shares of Sun's Common Stock acquired in the acquisition of Peak constituting 2% or more of the total shares of Sun's Common Stock than outstanding to any one person or group.  The Registration Rights Agreement also contains provisions dealing with distributions to the partners and members of RFE and DFW.

          A "Pro Rata Limit" is defined in the Registration Rights Agreement as an amount equal to a number of shares equal to (i) 4% of the total number of outstanding shares of Sun's Common Stock multiplied by (ii) the percentage obtained by dividing the total number of shares of Sun's Common

Stock acquired in the acquisition of Peak  then held by RFE or DFW, as the case may be, by the total number of shares of Sun's Common Stock acquired in the acquisition of Peak then held by RFE and DFW, taken as a whole.

          Senior Executive Officers of Sun.  After the date of the closing of the acquisition of Peak, each of Richard K. Matros, Sun's Chief Executive Officer, William A. Mathies, the President of SunBridge Healthcare Corporation, L. Bryan Shaul, Sun's Executive Vice President and Chief Financial Officer, and Michael Newman, Sun's Executive Vice President and General Counsel, has agreed not to sell or otherwise transfer any shares of Sun's Common Stock or options to acquire shares of Sun's Common Stock beneficially owned by him until the earlier of the first anniversary of the closing of the acquisition of Peak or an Executive Early Release Date (as defined below).  These senior executive officers will be allowed to sell or otherwise transfer shares of Sun's Common Stock (i) to pay the exercise price of, or taxes owed as a result of the exercise of, employee stock options, (ii) if Sun proposes to register shares of Sun's Common Stock under the Securities Act of 1933 for resale by a former stockholder of Peak in an underwritten public offering and at least one of such stockholders includes his, her or its shares in such registration statement, (iii) to family members or trusts for the benefit of family members if they agree to these restrictions, and (iv) so long as the number of shares that are sold by that senior executive officer during the restriction period is no greater than the number of shares acquired during that period.

          An "Executive Early Release Date" is defined as the earliest of:

-	an Early Release Event, as defined in the Stockholders Agreement;

-	a material breach by the former stockholders of Peak of the Stockholders Agreement that is not cured; or

-	termination of such senior executive officer's employment with Sun.

Registration Rights

          Sun has agreed in the Registration Rights Agreement to provide certain registration rights to the former stockholders of Peak.  These rights include "piggyback" registration rights, which mean that the former stockholders of Peak have the right to register the sale of some or all of the shares of Sun's Common Stock acquired in the acquisition of Peak if Sun proposes to allow shares held by other stockholders to be sold in an underwritten public offering pursuant to a registration statement under the Securities Act of 1933.

          Sun has also agreed to use its commercially reasonable efforts to file a shelf registration statement covering the offer and sale of the shares of Sun's Common Stock acquired in the acquisition of Peak.  If Sun fails to file the shelf registration statement by the earlier of 45 days prior to the first anniversary of the closing of the acquisition of Peak and an Event Release Event, or the registration is not effective by the earlier of the first anniversary of the closing of the acquisition of Peak and 45 days after an Early Release Event, or the registration statement ceases to be effective (except under certain circumstances set forth in the Registration Rights Agreement), then Sun will be required to pay liquidated damages, in an amount per 30-day period, equal to 1.0% of the aggregate market value of the shares of Sun's Common Stock issued in the acquisition of Peak  and then entitled to registration under the Registration Rights Agreement.

          Sun will also be obligated to effect two underwritten public offerings of all or a portion of the shares of Sun's Common Stock issued in the acquisition of Peak and then entitled to registration under the Registration Rights Agreement upon the request of the holders of a majority of those shares.

UNAUDITED PRO FORMA CONSOLIDATED
FINANCIAL STATEMENTS

          The following unaudited pro forma consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements and the notes thereto of Sun which were previously reported in Sun's Form 10-K for the year ended December 31, 2004 and Sun's Form 10-Q for the six months ended June 30, 2005, which are incorporated by reference, and the consolidated financial statements and the notes thereto of Peak for the year ended December 31, 2004 and for the six months ended June 30, 2005, included elsewhere in this proxy statement.

          The acquisition of Peak will be accounted for using the purchase method of accounting.  The unaudited pro forma consolidated balance sheet as of June 30, 2005 and the unaudited pro forma consolidated statements of operations for the year ended December 31, 2004 and the six months ended June 30, 2005, which are set forth below, give effect to the purchase of Peak based upon the assumptions set forth below and in the notes to unaudited pro forma consolidated financial statements.  The unaudited pro forma financial information assumes that the purchase of Peak was completed on January 1, 2004 for the unaudited pro forma consolidated statements of income and on June 30, 2005 for the unaudited pro forma consolidated balance sheet.

          Sun and Peak have had no intercompany activity which would require elimination in preparing the unaudited pro forma consolidated financial statements.

          The pro forma adjustments and the resulting unaudited pro forma consolidated financial statements were prepared based on available information and certain assumptions and estimates described in the notes to the unaudited pro forma consolidated financial statements.  A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed and conforming adjustments to Sun's critical accounting policies, has not been made, and the allocation reflected in the unaudited pro forma consolidated financial statements should be considered preliminary.  However, in the opinion of our management, the final allocation will not have a material impact on the unaudited pro forma consolidated financial statements.

          The unaudited pro forma consolidated financial statements do not purport to represent what our financial position or results of operations would have been had the acquisition of Peak occurred on the dates indicated or to project our financial position or results of operations for any future period.  Furthermore, the unaudited pro forma consolidated financial statements do not reflect changes which may occur as the result of activities after the acquisition of Peak closes.

Unaudited Pro Forma Consolidated Balance Sheet
As of June 30, 2005

	As Reported Sun	As Reclassified Peak(5)	Pro Forma Adjustments Combined
	(in thousands)
Assets:
Cash and cash equivalents	$ 14,451	$ 2,809	$ (6,000)	(3b)	$ 11,260
Accounts receivable, net of
allowance for doubtful accounts	106,354	26,603	-		132,957
Inventories, net	3,487	2,121	-		5,608
Other receivables, net of allowance	527	15	-		542
Assets held for sale	2,926	-	-		2,926
Restricted cash	24,058	765	-		24,823
Prepaid expenses	6,772	1,274	-		8,046
Other current assets	-	38	-		38
Total current assets	158,575	33,625	(6,000)		186,200

Property and equipment, net of
accumulated depreciation	108,974	90,155	(21,702)	(3d)	177,427
Notes receivable, net of allowance	627	-	-		627
Restricted cash, non-current	37,698	2,106	-		39,804
Other assets, net	18,457	7,061	(3,253)	(3e)	95,000
	-	-	72,735	(3e)	-
Total assets	$ 324,331	$ 132,947	$ 41,780		$ 499,058
	=========	=========	========		=========
Liabilities:
Accounts payable	$ 36,973	$ 6,240	-		$ 43,213
Accrued compensation and benefits	36,180	8,311	-		44,491
Accrued self-insurance obligations,	36,239	4,083	-		40,322
current portion
Income taxes payable	9,995	-	-		9,995
Other accrued liabilities	46,677	4,231	-		50,908
Current portion of long-term debt	18,435	12,132	-		30,567
Total current liabilities	184,499	34,997	-		219,496

Accrued self-insurance obligations, net of current portion	123,678	-	-		123,678
Long-term debt, net of current portion	106,462	71,813	-		178,275
Capital lease obligations	12,359	-	-		12,359
Unfavorable lease obligations	-	12,204	-		12,204
Other long-term liabilities	14,796	174	-		14,970
Total liabilities	441,794	119,188	-		560,982

Senior redeemable preferred stock	-	24,840	(24,840)	(3c)	-
Redeemable preferred stock	-	9,517	(9,517)	(3c)	-

Stockholders' deficit:
Common stock	154	42	(42)	(3c)	243
			89	(3a)
Additional paid-in capital	334,072	8,288	(8,288)	(3c)	389,522
			55,450	(3a)
Accumulated deficit	(450,497)	(28,766)	28,766	(3c)	(450,497)
	(116,271)	(20,436)	75,975		(60,732)
Less:
Unearned compensation	(909)	-	-		(909)
Treasury stock	(283)	(162)	162	(3c)	(283)
Total stockholders' deficit	(117,463)	(20,598)	76,137		(61,924)
Total liabilities, redeemable preferred
stock and stockholders' deficit	$ 324,331	$ 132,947	$ 41,780		$ 499,058
	=========	=========	========		=========

Unaudited Pro Forma Consolidated Statement of Operations
For the Year Ended December 31, 2004

	As Adjusted Sun(4)	As Reclassified Peak(5)	Pro Forma Adjustments Combined
	(in thousands, except per share data)

Total net revenues	$ 816,601	$ 228,437	$ -		$ 1,045,038
Costs and expenses:
Operating salaries and benefits	482,850	110,958			593,808
Self-insurance for workers' compensation and general and professional liability insurance	25,403	13,127			38,530
Other operating costs	168,557	62,558			231,115
Facility rent expense	39,170	13,852			53,022
General and administrative expense	66,877	9,660			76,537
Depreciation and amortization	9,253	4,209	425	(3f)	13,887
Provision for losses on accounts receivable	6,627	2,233			8,860
Interest, net	8,853	8,876			17,729
Loss on asset impairment	1,028	-			1,028
Restructuring costs, net	1,972	-			1,972
Loss on lease termination	150	-			150
Loss on sale of assets, net	1,494	-			1,494
(Gain) on extinguishment of debt, net	(3,394)	-	-		(3,394)
Total costs and expenses	808,840	225,473	425		1,034,738

Income before income taxes	7,761	2,964	(425)		10,300
Income tax (benefit)	(1,158)	-	-		(1,158)
Income from continuing operations	$ 8,919	$ 2,964	$ (425)		$ 11,458
	=========	=========	=========		========
Basic earnings per common and common equivalent share:
Income from continuing operations	$ 0.62				$ 0.49
	=========				========
Diluted earnings per common and common equivalent share:
Income from continuing operations	$ 0.61				$ 0.49
	=========				========
Weighted average number of common and common equivalent shares outstanding:
Basic	14,456		8,872	(3g)	23,328
Diluted	14,548		8,940	(3g)	23,488
	=========		=========		========

Unaudited Pro Forma Consolidated Statement of Operations
For the Six Months Ended June 30, 2005

	As Reported Sun	As Reclassified Peak(5)	Pro Forma Adjustments Combined
	(in thousands, except per share data)

Total net revenues	$ 421,656	$ 121,481	$ -		$ 543,137
Costs and expenses:
Operating salaries and benefits	252,347	57,280			309,627
Self-insurance for workers' compensation and general and professional liability insurance	17,200	5,605			22,805
Other operating costs	85,534	35,202			120,736
Facility rent expense	19,584	7,014			26,598
General and administrative expense	34,542	4,888			39,430
Depreciation and amortization	4,446	2,182	295	(3f)	6,923
Provision for losses on accounts receivable	1,637	945			2,582
Interest, net	5,709	4,271			9,980
Loss on asset impairment	361	-			361
Restructuring costs, net	107	-			107
Loss on sale of assets, net	868	-			868
Loss on extinguishment of debt, net	408	-	-		408
Total costs and expenses	422,743	117,387	295		540,425

(Loss) income before income taxes	(1,087)	4,094	(295)		2,712
Income tax (benefit)	(816)	-	-		(816)
(Loss) income from continuing operations	$ (271)	$ 4,094	$ (295)		$ 3,528
	=========	========	========		========
Basic loss per common and common equivalent share:
Loss from continuing operations	$ (0.02)				$ 0.15
	=========				========
Diluted loss per common and common equivalent share:
Loss from continuing operations	$ (0.02)				$ 0.15
	=========				========
Weighted average number of common and common equivalent shares outstanding:
Basic	15,332		8,872	(3g)	24,204
Diluted	15,332		8,929	(3g)	24,261
	=========		========		========

Notes to Unaudited Pro Forma Consolidated Financial Statements

1.  Basis of Pro Forma Presentation

          On May 16, 2005, Sun announced that it entered into a definitive agreement to acquire Peak in a transaction in which Sun would issue approximately nine million shares of its Common Stock.

2.  Preliminary Purchase Price

          The estimated purchase price of the proposed acquisition of Peak is as follows (in thousands):

Fair value of Sun's Common Stock to be issued	$ 55,539
Assumption of Peak debt obligations	96,323
Estimated direct transaction costs	6,000
Total	$ 157,862
========

          Under the purchase method of accounting, the total estimated purchase price as shown in the table above will be allocated to Peak's net tangible and intangible assets based upon their estimated fair values as of the date of completion of the proposed transaction.  Any excess of the purchase price over the estimated fair value of the net tangible and intangible assets will be recorded as goodwill.  The fair value of Sun's Common Stock to be issued was determined in accordance with Emerging Issues Task Force Issue Number 99-12, ("EITF No. 99-12"), Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Purchase Business Combination.  As stated in paragraph four of EITF No. 99-12, when the number of the acquirer's shares or amount of other consideration is not subject to change pursuant to the existing terms of the acquisition agreement, the value of the acquirer's marketable equity securities issued to effect a purchase business combination should be determined pursuant to the guidance in paragraph 74 of Accounting Principles Board Opinion 16 ("APB No. 16"), Business Combinations, based on the market price of the securities over a reasonable period of time before and after the terms of the acquisition are agreed to and announced.  The Task Force members observed that the reasonable period of time referred to in paragraph 74 of APB No. 16 is intended to be very short, such as a few days before and after the acquisition is agreed to and announced.  The estimated fair value of Sun's Common Stock to be issued was based on Sun's average share price of $6.26 for the period of May 12 through May 16, 2005.

          Based upon the estimated purchase price and assumptions regarding valuations of acquired assets and liabilities, the preliminary purchase price allocation, which may change based upon the completion of valuations to be performed by a third party valuation firm and an independent actuary providing conforming adjustments to Sun's critical accounting policies, is as follows (amounts in thousands):

Net working capital	$ 11,038
Property and equipment	68,453
Other long-term assets	5,636
Goodwill	72,735
Total	$ 157,862
=========

          The depreciation and amortization related to the fair value adjustments are reflected as pro forma adjustments to the unaudited pro forma combined consolidated financial statements.

          Goodwill represents the excess of the purchase price over the fair market value of the net tangible and intangible assets acquired and assets and liabilities assumed.  Goodwill will not be amortized and will be tested for impairment on an annual basis and whenever events or circumstances occur indicating that the goodwill may be impaired.  The preliminary purchase price allocation for Peak is subject to revision as a more detailed analysis is completed, including the completion of valuations to be performed by a third party valuation firm and an independent actuary providing conforming adjustments to Sun's critical accounting policies, and additional information on the fair values of Peak's assets and liabilities becomes available.  Any change in the fair value of the assets or liabilities of Peak will change the amount of the purchase price allocable to goodwill.  The final purchase price allocation may differ materially from the allocation presented here.

3.  Pro Forma Adjustments

          Pro forma adjustments are necessary to reflect the estimated purchase price, to adjust amounts related to Peak's assets and liabilities to a preliminary estimate of their fair values, to reflect changes in depreciation and amortization expense resulting from the estimated fair value adjustments to net tangible assets and to reflect other transactions directly related to the proposed transaction. No change in debt structure is assumed as a result of the proposed transaction. There would be no net impact on deferred tax assets.

          There were no intercompany transactions between Sun and Peak.  Certain pro forma adjustments were required to conform Peak's presentation to Sun's presentation.

          The accompanying unaudited pro forma consolidated financial statements have been prepared as if the proposed transaction was completed on June 30, 2005 for balance sheet purposes and as of January 1, 2004 for statements of operations purposes, and reflect the following pro forma adjustments (dollar amounts in thousands, except per share data):

(a)	To record the issuance of 8,871,890 shares of Sun's Common Stock at $6.26 per share, the average share price of Sun's stock for the period of May 12 through May 16, 2005:
Common Stock	$ 89
Additional paid-in capital	55,450
$ 55,539
=======
(b)	To record the estimated cash payments of $6.0 million for direct transaction costs which primarily include attorney fees, accounting fees and financial advisor fees.

(c)	To record the elimination of Peak's existing redeemable preferred stock and stockholders' deficit:
Senior redeemable preferred stock	$ 24,840
Redeemable preferred stock	9,517
Common stock	42
Additional paid-in capital	8,288
Treasury stock	(162)
Accumulated deficit	(28,766)
Total	$ 13,759
=========
(d)
To record the adjustment to Peak's historical property and equipment based on management's expectations and the preliminary estimate of the fair value is as follows:

	Historical	Estimated	Adjusted
	Amount	Amount	Amount
Land	$ 8,535	$ 6,613	$ (1,922)
Buildings and Improvements	70,784	53,504	(17,280)
Equipment	8,009	6,809	(1,200)
Leasehold Improvements	2,601	1,301	(1,300)
Vehicles	137	137	-
Construction in progress	89	89	-
	$ 90,155	$ 68,453	$ (21,702)
	========	=======	=======

-	The final fair value amounts assigned to Peak's property and equipment will be determined using a third party valuation firm.
(e)

To record the amounts representing the elimination of Peak's goodwill of $3.3 million and allocation of $72.7 million of excess purchase price of Peak over its recorded assets and liabilities as required under purchase accounting rules.

(f)

To adjust depreciation and amortization expense related to the purchase price adjustments of Peak's property and equipment and conform Peak's depreciation of medical equipment from ten to five years, which is consistent with Sun's policy.

(g)

Shares used to calculate unaudited pro forma income from continuing operations per basic and diluted share were calculated by adding 8,871,890 shares of Common Stock assumed to be issued to Sun's basic and diluted weighted average shares outstanding. The 103,834 options assumed to be issued were included in the diluted per share calculation using the treasury stock method and an average market price of $7.01 and $9.11 for the six months ended June 30, 2005 and the year ended December 31, 2004, respectively.

4.  Sun Adjusted Financial Statements

          The following unaudited adjusted consolidated statement of operations has been prepared to reclassify the operations of one skilled nursing facility as if Sun had divested it on January 1, 2004 for statement of operations purposes.  Sun divested this facility effective March 31, 2005 and included the operations as divested in Sun's Form 10-Q for the three months ended March 31, 2005.

Unaudited Adjusted Consolidated Statement of Operations
For the Year Ended December 31, 2004

	As Reported	Adjusted	As Adjusted
	Sun	Divestiture (b)	Sun
	(dollars in thousands)

Total net revenues	$ 820,072	$ (3,471)	$ 816,601
Costs and expenses:
Operating salaries and benefits	485,317	(2,467)	482,850
Self-insurance for workers' compensation and general and professional liability insurance	25,772 (a)	(369)	25,403
Other operating costs	169,319	(762)	168,557
Facility rent expense	39,106	64	39,170
General and administrative expense	66,877	-	66,877
Depreciation and amortization	9,253	-	9,253
Provision for losses on accounts receivable	6,676	(49)	6,627
Interest, net	8,853	-	8,853
Loss on asset impairment	1,028	-	1,028
Restructuring costs, net	1,972	-	1,972
Loss on lease termination	150	-	150
Loss on sale of assets, net	1,494	-	1,494
(Gain) on extinguishment of debt, net	(3,394)	-	(3,394
Total costs and expenses	812,423	(3,583)	808,840

Income before income taxes	7,649	112	7,761
Income tax (benefit)	(1,158)	-	(1,158)
Income from continuing operations	$ 8,807	$ 112	$ 8,919
	==========	==========	=========

(a)	Includes the favorable impact of a $14.8 million net reduction in self-insurance reserves for general and professional liability and workers' compensation related to years prior to 2004.

(b)

To reclassify the operations of one skilled nursing facility to discontinued operations as if it had divested on January 1, 2004.  Sun divested this one skilled nursing facility effective March 31, 2005.

5.  Peak Reclassified Financial Statements

          The following unaudited reclassified consolidated balance sheet as of June 30, 2005 and the unaudited reclassified consolidated statement of operations for the year ended December 31, 2004 and the six months ended June 30, 2005 have been prepared to conform the presentation of Peak's historical balance sheet and statement of operations to Sun's presentation.

Unaudited Reclassified Consolidated Balance Sheet
As of June 30, 2005

	As Reported	Reclassification	As Reclassified
	Peak	Entries (a)	Peak
Assets:	(dollars in thousands)
Cash and cash equivalents	$ 2,809	$ -	$ 2,809
Accounts receivables, net of allowance for doubtful accounts	24,859	1,744	26,603
Inventories, net	2,121	-	2,121
Other receivables, net of allowance	-	15	15
Estimated third-party settlements	1,744	(1,744)	-
Restricted cash	-	765	765
Prepaid expenses	1,274	-	1,274
Other current assets	331	(293)	38
Total current assets	33,138	487	33,625

Property and equipment, net of accumulated depreciation	90,155	-	90,155
Goodwill, net	3,253	(3,253)	-
Restricted cash, non-current	331	1,775	2,106
Deferred financing fees, net	3,381	(3,381)	-
Other assets, net	2,689	4,372	7,061
Total assets	$ 132,947	$ -	$ 132,947
	==========	==========	==========
Liabilities:
Accounts payable	$ 6,240	$ -	$ 6,240
Accrued compensation and benefits	-	8,311	8,311
Accrued self-insurance obligations, current portion	-	4,083	4,083
Other accrued liabilities	16,625	(12,394)	4,231
Current portion of long-term debt	12,132	-	12,132
Total current liabilities	34,997	-	34,997

Long-term debt, net of current portion	71,987	(174)	71,813
Capital lease obligations	12,204	-	12,204
Other long-term liabilities	-	174	174
Total liabilities	119,188	-	119,188

Senior redeemable preferred stock	24,840	-	24,840
Redeemable preferred stock	9,517	-	9,517

Stockholders' deficit:
Common stock	42	-	42
Additional paid-in capital	8,288	-	8,288
Accumulated deficit	(28,766)	-	(28,766)
	(20,436)	-	(20,436)
Less:
Treasury stock	(162)	-	(162)
Total stockholders' deficit	(20,598)	-	(20,598)
Total liabilities, redeemable preferred stock and stockholders' deficit	$ 132,947	$ -	$ 132,947
	==========	==========	==========

(a)	All of these reclassifications are to conform to Sun's consolidated balance sheet.

Unaudited Reclassified Consolidated Statement of Operations
For the Year Ended December 31, 2004

	As Reported	Reclassification	As Reclassified
	Peak	Entries (a)	Peak
	(dollars in thousands)

Total net revenues	$ 229,030	$ (593)	$ 228,437
Costs and expenses:
Operating salaries and benefits	-	110,958	110,958
Self-insurance for workers' compensation and general and professional liability insurance	-	13,127	13,127
Other operating costs	198,230	(135,672)	62,558
Facility rent expense	14,562	(710)	13,852
General and administrative expenses	-	9,660	9,660
Depreciation and amortization	5,134	(925)	4,209
Provision for losses on accounts receivable	-	2,233	2,233
Interest, net	8,140	736	8,876
Total costs and expenses	226,066	(593)	225,473

Income before income taxes	2,964	-	2,964
Income tax	-	-	-
Income from continuing operations	$ 2,964	$ -	$ 2,964
	==========	==========	==========

(a)	All of these reclassifications are to conform to Sun's consolidated statement of operations.

Unaudited Reclassified Consolidated Statement of Operations
For the Six Months Ended June 30, 2005

	As Reported	Reclassification	As Reclassified
	Peak	Entries (a)	Peak
	(dollars in thousands)

Total net revenues	$ 121,920	$ (439)	$ 121,481
Costs and expenses:
Operating salaries and benefits	-	57,280	57,280
Self-insurance for workers' compensation and general and professional liability insurance	-	5,605	5,605
Other operating costs	103,859	(68,657)	35,202
Facility rent expense	7,420	(406)	7,014
General and administrative expenses	-	4,888	4,888
Depreciation and amortization	2,564	(382)	2,182
Provision for losses on accounts receivable	-	945	945
Interest, net	3,983	288	4,271
Total costs and expenses	117,826	(439)	117,387

Income before income taxes	4,094	-	4,094
Income tax	-	-	-
Income from continuing operations	$ 4,094	$ -	$ 4,094
	===========	===========	===========

(a)	All of these reclassifications are to conform to Sun's consolidated statement of operations.

WHERE TO FIND MORE INFORMATION

          We file annual, quarterly and current reports, proxy statements and other information with the SEC.  You may read and copy our filed reports, statements or other information at the SEC's public reference room in Washington, D.C. at Room 1580, 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Our public filings are also available at the internet site maintained by the SEC at www.sec.gov.

          The SEC allows us to "incorporate by reference" information into this proxy statement, which means that we can disclose important business and financial information by referring you to another document separately filed with the SEC.  The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in the proxy statement.  This proxy statement incorporates by reference the following documents previously filed by us with the SEC.  These documents contain important information about our company and our finances.

1.	Our Annual Report on Form 10-K for the year ended December 31, 2004.

2.	Our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005.

3.	Our Current Reports on Form 8-K filed on January 28, March 8, March 14, March 15, March 28, April 14, May 17, May 19, June 28, August 12, September 1, and September 15, 2005.

          We are also incorporating by reference additional documents we may file with the SEC between the date of this proxy statement and the date of our annual meeting.

          Documents incorporated by reference are available from us without charge, excluding their exhibits unless specifically incorporated by reference as an exhibit to this proxy statement.  Documents incorporated by reference in this proxy statement may be obtained from us upon request in writing at the following address:

Investor Relations
Sun Healthcare Group, Inc.
101 Sun Avenue, N.E.
Albuquerque, New Mexico 87109

          IF YOU WOULD LIKE TO REQUEST DOCUMENTS FROM US, PLEASE DO SO BY OCTOBER 18, 2005 TO RECEIVE THEM BEFORE THE MEETING.  Requested documents will be mailed to you by first-class mail, or other equally prompt means, within one business day after we receive your request.

          You should rely only on the information contained or incorporated by reference in this proxy statement to vote your shares at the Meeting. We have not authorized anyone to provide you with information that is different from that contained in this proxy statement. This proxy statement is dated September 16, 2005. You should not assume that the information contained in the proxy statement is accurate as of any other date, and the mailing of this proxy statement to our stockholders shall not create any contrary implication.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Representatives of Ernst & Young LLP, our independent registered public accounting firm, are expected to be present at the Meeting and available to answer appropriate questions and will have an opportunity to make a statement if they desire to do so.

STOCKHOLDER PROPOSALS

          Sun anticipates holding its 2006 Annual Meeting of Stockholders in May 2006.  Proposals of stockholders submitted pursuant to Rule 14a-8 of the SEC for inclusion in the proxy statement for the 2006 Annual Meeting of Stockholders must be received by Sun at its principal executive offices at 18831 Von Karman, Suite 400, Irvine, California 92612 on or before December 11, 2005.

          Under Sun's Bylaws, stockholders desiring to nominate persons for election as directors or bring other business before the stockholders at Sun's 2006 Annual Meeting must notify the Secretary of Sun in writing no earlier than January 20, 2006 and no later than February 19, 2006 or the persons appointed as proxies in connection with the 2006 Annual Meeting of Stockholders will have discretionary authority to vote on any such proposal.  Stockholders' notices must contain the specific information set forth in the Bylaws.  Stockholders will be furnished a copy of Sun's Bylaws without charge upon written request to the Secretary of Sun.

By Order of the Board of Directors

/s/ Michael T. Berg
Michael T. Berg
Secretary

September 16, 2005

KPMG LLP
Suite 700
Two Park Square
6565 Americas Parkway NE PO Box 3990
Albuquerque, NM 87190

Independent Auditors' Report

Management and the Board of Directors
Peak Medical Corporation:

We have audited the accompanying consolidated balance sheets of Peak Medical Corporation (a Delaware corporation) and subsidiaries hereafter referred to collectively as the Company as of December 31, 2004 and 2003, and the related consolidated statements of operations, stockholders' deficit, and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Peak Medical Corporation and subsidiaries as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

March 25, 2005
Albuquerque, New Mexico

KPMG LLP, a U.S. limited liability partnership, is the U.S.
member firm of KPMG International, a Swiss cooperative.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Consolidated Balance Sheets
December 31, 2004 and 2003

Assets	2004	2003
Current assets:
Cash and cash equivalents	$ 1,098,679	1,658,593
Patient care accounts receivable, net of allowance for doubtful accounts of
$3,557,000 and $2,282,000 for 2004 and 2003, respectively	24,218,992	23,372,214
Estimated third-party settlements	1,755,063	933,410
Prepaids and other deposits	1,432,795	1,794,607
Inventories	2,089,404	2,375,276
Other current assets	15,993	11,856
Total current assets	30,610,926	30,145,956

Property and equipment, net	90,575,973	91,664,402
Goodwill, net	3,253,311	3,063,700
Deferred financing fees, net	3,774,123	4,642,790
Other noncurrent assets	2,377,455	3,636,983
Restricted cash	329,829	328,364
Total assets	$ 130,921,617	133,482,195
	==========	=========
Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	$6,244,871	7,622,748
Accrued expenses and other liabilities	16,180,778	13,448,631
Current portion of deferred gain on disposal of capital leases	-	2,375,921
Current portion of long-term debt	13,372,827	15,061,122
Total current liabilities	35,798,476	38,508,422

Long-term debt, net of current portion	73,012,489	74,562,038
Capital lease obligations	12,204,041	12,204,041
Total liabilities	121,015,006	125,274,501

Senior redeemable preferred stock, $0.01 par value. Authorized 188,500 shares; issued and outstanding 185,607 shares	23,757,603	21,159,147
Redeemable preferred stock, $0.01 par value. Authorized, issued, and outstanding 57,500 shares	9,276,667	8,701,667

Stockholders' deficit:
Class A common stock, $0.01 par value. Authorized 8,000,000 shares;
issued and outstanding 3,645,500 shares	36,455	36,455
Class B common stock, $0.01 par value. Authorized 2,000,000 shares;
issued and outstanding 514,100 shares	5,141	5,141
Additional paid-in capital	8,377,673	8,377,673
Treasury stock	(161,860)	(198,860)
Accumulated deficit	(31,385,068)	(29,873,529)
Total stockholders' deficit	(23,127,659)	(21,653,120)
Commitments and contingencies (notes 4, 5, 7, 8, and 9)
Total liabilities, redeemable preferred stock and stockholders' deficit	$ 130,921,617	133,482,195
	==========	==========

See accompanying notes to consolidated financial statements.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Consolidated Statements of Operations

Years ended December 31, 2004 and 2003

	2004	2003
Operating revenue:
Net patient service revenue	$225,759,459	171,806,106
Other revenue	3,270,641	2,424,577
Total operating revenue	229,030,100	174,230,683
Operating expenses:
Cost of services	198,230,038	151,083,704
Facility operating leases	14,562,638	10,199,015
Depreciation and amortization	5,133,583	4,434,441
Total operating expenses	217,926,259	165,717,160
Operating income	11,103,841	8,513,523
Other (expense) income:
Interest expense	(8,192,715)	(8,047,851)
Interest income	53,130	101,954
Total other expense	(8,139,585)	(7,945,897)
Net income before income taxes	2,964,256	567,626
Provision for income taxes	-	-
Net income from continuing operations	2,964,256	567,626
Discontinued operations:
Loss from discontinued operations	(747,744)	(151,055)
Amortization of deferred gain on disposal of capital leases -
discontinued operations	2,375,921	2,851,105
Loss on exit of operating leases - discontinued operations	(2,930,516)	-
Net income	$ 1,661,917	3,267,676
	=========	=========

See accompanying notes to consolidated financial statements.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Consolidated Statements of Stockholders' Deficit

Years ended December 31, 2004 and 2003

	Shares issued
					Additional
	Common stock		Common stock		paid-in	Treasury	Accumulated
	Class A	Class B	Class A	Class B	capital	stock	deficit	Total
Balances, December 31, 2002	3,645,500	514,100	$ 36,455	$ 5,141	$ 8,377,673	$ (130,500)	$ (29,967,764)	$ (21,678,995)
Purchase of treasury stock	-	-	-	-	-	(68,360)	-	(68,360)
Accrued dividends on redeemable preferred stock	-	-	-	-	-	-	(3,173,441)	(3,173,441)
Net income	-	-	-	-	-	-	3,267,676	3,267,676
Balances, December 31, 2003	3,645,500	514,100	36,455	5,141	8,377,673	(198,860)	(29,873,529)	(21,653,120)
Re-issuance of treasury stock	-	-	-	-	-	37,000	-	37,000
Accrued dividends on redeemable preferred stock	-	-	-	-	-	-	(3,173,456)	(3,173,456)
Net income	-	-	-	-	-	-	1,661,917	1,661,917
Balances, December 31, 2004	3,645,500	514,100	$36,455	$5,141	$ 8,377,673	$ (161,860)	$ (31,385,068)	$ (23,127,659)
	=======	======	======	=======	=======	=======	=========	=========

See accompanying notes to consolidated financial statements.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Consolidated Statements of Cash Flows

Years ended December 31, 2004 and 2003

	2004	2003
Cash flows from operating activities:
Net income	$ 1,661,917	3,267,676
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	5,335,180	4,632,939
Amortization of deferred gain on disposal of capital leases -
discontinued operations	(2,375,921)	(2,851,105)
Provision for bad debts on patient care accounts receivable	2,425,829	2,070,870
Loss on exit of operating leases - discontinued operations	2,930,516	-
Changes in assets and liabilities, excluding effects of acquisitions and dispositions:
Patient care accounts receivable, net	(3,272,607)	(11,129,982)
Estimated third-party settlements	(821,653)	(402,631)
Prepaids and other deposits and inventories	267,901	(783,420)
Other current assets	(4,137)	18,527
Other noncurrent assets	1,289,684	797,328
Accounts payable	(1,377,877)	1,008,440
Accrued expenses and other liabilities	1,518,848	5,066,345
Net cash provided by operating activities	7,577,680	1,694,987
Cash flows from investing activities:
Capital expenditures	(4,619,221)	(3,809,228)
Facility acquisitions	(203,160)	(3,870,000)
Net cash used in investing activities	(4,822,381)	(7,679,228)
Cash flows from financing activities:
(Repayments) borrowings on line of credit, net	(1,679,953)	4,443,170
Long-term debt borrowings	-	5,755,000
Long-term debt repayments	(2,501,195)	(3,101,689)
Other long-term debt	943,304	136,339
Deferred financing fees	(114,369)	(414,618)
Sale (purchase) of treasury stock	37,000	(68,360)
Net cash (used in) provided by financing activities	(3,315,213)	6,749,842
Net (decrease) increase in cash and cash equivalents	(559,914)	765,601
Cash and cash equivalents, beginning of year	1,658,593	892,992
Cash and cash equivalents, end of year	$ 1,098,679	1,658,593
	=========	=========
Supplemental disclosures of cash flow information:
Cash paid during the year for interest	$ 8,189,518	8,225,009

Noncash financing and investing activities:
Issuance of subordinated debt in lieu of interest payments	$ -	30,959

See accompanying notes to consolidated financial statements.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(1)     Description of Organization

Peak Medical Corporation (Peak) is incorporated in the State of Delaware and began operations as a holding company on June 2, 1998. Peak's wholly owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries") operate 38 long-term care facilities, four assisted living facilities that include two independent living facilities, and one facility for the mentally retarded and developmentally disabled. These facilities contain a total of 5,418 beds/units and are located in seven states. In addition, pursuant to management contracts with the facilities' licensed operators, Peak's wholly owned subsidiary, Peak Medical NM Management Services, Inc., provides management services to 10 long-term care facilities in New Mexico with a total of 902 beds.

The consolidated financial statements and/or the notes may refer to Peak and the Subsidiaries collectively as the "Company." Nothing in the consolidated financial statements and/or the notes, however, should be construed to mean that Peak itself owns or operates any of the aforementioned facilities. Rather, Peak is a holding company that owns the capital stock of the Subsidiaries and provides certain administrative support services to and on behalf of the Subsidiaries to enable them to operate such facilities as effectively and efficiently as possible.

At December 31, 2004, the Company had a working capital deficiency of approximately $5,187,550 and was in violation of financial covenants contained in certain of its lease and loan agreements. The working capital deficiency is due to classification of the line-of-credit agreement as a current obligation due to the direct association with the collection and remittance to lender of accounts receivable collections of the Company (see note 5). The lenders and lessors have waived all of the financial covenant violations as of December 31, 2004, and have modified certain covenants to be met in 2005.

The Company's projection for 2005 anticipates positive operating cash flows as a result of increased revenue from both higher rates of occupancy and increased average revenue rates due principally to private rate increases and an overall patient mix, which includes a larger percentage of higher reimbursement payor types, and control of certain operating expenses relative to revenue generated.

Management of the Company believes these actions will be sufficient to allow the Company to continue as a going concern at least through January 1, 2006. However, additional capital may be needed in 2005 and that capital may not be available when needed or if available, at rates unacceptable to the Company. The Company may be unable to meet its revised debt covenants, thereby potentially accelerating the maturity date of the debt. The accompanying consolidated financial statements do not include any adjustments that might be required if these future capital needs cannot be met.

(2)     Significant Accounting Policies

          (a)     Principles of Consolidation

The consolidated financial statements include the accounts of Peak and those entities in which it owns more than 50% of the equity. All significant intercompany accounts and transactions have been eliminated in consolidation.

          (b)     Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

the reported amounts of revenues and expenses during the reporting period. Significant estimates include determining third-party payor settlements, allowances for doubtful accounts, self-insurance obligations, goodwill, and other loss accruals. Actual results could differ from those estimates.

     (c)     Cash and Cash Equivalents

Cash and cash equivalents includes investments in highly liquid financial instruments with an original maturity of three months or less.

      (d)     Inventories

Inventories are stated at the lower of cost or fair value, which is determined using the first-in, firstout method.

      (e)     Property and Equipment

Property and equipment is stated at cost. Depreciation is calculated on the straight-line method over the estimated useful lives of the depreciable assets (buildings - 30 to 40 years; building and land improvements - 10 years; leasehold improvements - the shorter of the life of the improvement or the term of the lease; equipment - 3 to 10 years). Property and equipment held under capital leases are stated at the net present value of future minimum lease payments at the inception of the lease and amortized over the life of the lease. Repairs and maintenance are charged to expense as incurred. Under Financial Accounting Standards Board (FASB) Statement No. 144, Accounting for the Impairment or disposal of Long-Lived Assets (SFAS No. 144), the Company subjects its long-lived assets to an annual impairment test.

     (f)     Goodwill

Pursuant to FASB Statement No. 142, Goodwill and Other Intangible Asset (SFAS No. 142), the Company no longer amortizes goodwill and intangible assets with indefinite lives. Instead, the Company performs an annual impairment test. The Company is required to determine the fair value of each reporting unit and compare it to the carrying amount of the reporting unit. Estimated fair value of each reporting unit is determined using a discounted cash flow analysis. To the extent the carrying amount of a reporting unit exceeded the fair value of the reporting unit, the Company would be required to perform the second step of the impairment test, as this would be an indication that the reporting unit goodwill may be impaired. The Company performed the impairment test and recorded no goodwill impairment for the years ended December 31, 2004 and 2003, respectively.

During 1998, certain Subsidiaries acquired seven long-term healthcare facilities. The excess of the purchase price over the fair value of the net assets of the businesses acquired by these Subsidiaries (goodwill) was amortized using the straight-line method over a 20-year period until January 1, 2002. Accumulated amortization was $669,000 as of December 31, 2004 and 2003. At December 31, 2004, the remaining unamortized balance of goodwill subject to the provisions of SFAS No. 142 was $3,253,311.

In July 2003, a Subsidiary of the Company entered into an agreement to purchase a hospice company in Oklahoma. The effective date of the transaction was dependent on obtaining the appropriate governmental approval. The final regulatory approval was received in February 2004. The excess of the purchase price over the fair value of the net assets acquired and liabilities assumed of the business acquired by the Company (goodwill) is included in the accompanying consolidated financial statements. The amount included is $189,611 and is subject to the provisions of SFAS No. 142.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

     (g)     Deferred Financing Fees

Peak and certain Subsidiaries have incurred debt and lease financing fees in connection with the acquisition of certain long-term healthcare facilities. In addition, in December 2004 and 2003, Peak and certain Subsidiaries incurred financing fees in connection with its amended credit facility (GE Line (see note 5)) with GE Capital Healthcare Financial Services (GE), formerly Heller Healthcare Finance, Inc. These fees are capitalized and amortized over the term of the underlying debt, ranging from 2 to 35 years, using the straight-line method, which approximates the effective-interest method. Accumulated amortization of such costs was $3,875,000 and $3,042,000 as of December 31, 2004 and 2003, respectively.

     (h)     Long-Lived Assets

In August of 2001, the FASB issued SFAS No. 144. SFAS No. 144 required impairment loss to be recognized for long-lived assets used in operations when indicators of impairment are present and the carrying amount of the long-lived asset is not recoverable and exceeds its fair value. For the years ended December 31, 2004 and 2003, the Company did not have an indication of impairment for any of its subsidiaries.

     (i)     Discontinued Operations

The provisions of SFAS No. 144 require the results of operations including any gain or loss recognized of disposed assets of a component entity be reported as a separate component of income before extraordinary items and cumulative effect of accounting changes, if applicable. During 2004, certain Subsidiaries chose not to renew eight operating leases in the state of Oklahoma. In accordance with these provisions, the results of operations of the disposed assets for the year ended December 31, 2004 have been reported as discontinued operations for all periods presented in the accompanying consolidated statements of operations for the Company.

     (j)     Fair Value of Financial Instruments

The carrying amounts of cash and cash equivalents, patient care accounts receivable, and accounts payable approximate fair value due to the short maturity of these financial instruments.

Estimates of fair value for the Company's long-term debt and capital lease obligations cannot be determined from third parties because market information does not exist for these financial instruments. Management believes these financial instruments are stated at fair value given the stated interest rates.

     (k)     Net Patient Service Revenue

Net patient service revenue is reported at the estimated net realizable amounts due from residents, third-party commercial and government payors, and others for services rendered. Net patient service revenues are recognized as services are provided. Payor percentages for the years ended December 31, 2004 and 2003 are identified in the table below:

	Medicaid	Medicare	Private	Other
2004	49%	26%	18%	7%
2003	50%	23%	22%	5%

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

For all payor types with the exception of Medicare (Medicaid, private, HMO, and other insurance), the Subsidiaries' long-term care facilities are paid a per diem prospective rate. Payments due from these payor sources are recorded as patient care accounts receivable. With respect to the Medicare program, providers are also paid a per diem prospective rate based on predetermined amounts dependent upon a patient's acuity classification. Payments due from Medicare are also recorded as patient care account receivable. In most cases, Medicare residents are responsible for reimbursing the nursing facility for a portion of their stay, in the form of a co-insurance payment. The co-insurance is a per diem amount set annually by the Medicare program. Should a resident fail to settle their co-insurance obligation, the Medicare program has a policy of reimbursing providers for Medicare Part-A co-insurance bad debts, through annual cost report filings. Third-party settlement accounts are established in the accompanying consolidated balance sheets to cover any estimated Medicare Part-A co-insurance bad debts.

Estimated settlements reflect expected amounts receivable from third parties offset by expected amounts payable to third parties. The Subsidiaries' total net settlement position is anticipated to vary from period to period due to several factors including: the recording of bad debts, recording Medicare interim payments for bad debts, and the recording of tentative or final settlement payments related to provider cost reports.

While settlement adjustments are common after third-party intermediary cost-report examination, the Company is currently unaware of any matters that may result in a retroactive cost-report adjustment that would be material to the Company's financial condition or results of operations.

There have been, and the Company expects there will continue to be, a number of legislative and regulatory proposals to limit Medicare and Medicaid reimbursement. The Company cannot predict at this time whether any of these proposals will be adopted, or if adopted and implemented, what effect such proposals would have on the Company's operations. Significant future reductions in Medicaid and Medicare reimbursement, if enacted, would have an adverse impact on the Company's financial condition.

The Company determines its allowance for doubtful accounts and evaluates the allowance for doubtful accounts for adequacy by applying estimated historical loss factors to the various accounts receivable aging categories. Management believes this methodology provides a reasonable estimate of overall accounts receivable bad debts. For the years ended December 31, 2004 and 2003, the Company recorded a provision for bad debts on patient care accounts receivable of $2,425,829 and $2,070,870, respectively, which is reflected in cost of services in the consolidated statements of operations.

The allowance for uncollectible accounts related to discontinued operations was based on a percentage of outstanding accounts receivables at October 31, 2004 and is included in the loss on discontinued operations. The allowance will be adjusted as collections are recognized.

     (l)     Other Revenue

The Company recorded other revenue related to rental income in the amount of $2,100,000 and $1,960,000 in 2004 and 2003, respectively. In addition, the Company recorded approximately $1,420,000 and $476,000 in management fee income during 2004 and 2003, respectively.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

     (m)     Income Taxes

The Company accounts for income taxes in accordance with SFAS No. 109, Accounting for Income Taxes, whereby deferred tax assets and liabilities are determined based on the differences in financial reporting and income tax bases of assets, other than nondeductible goodwill, and liabilities with the differences being measured using the income tax rate in effect in the year of measurement. A valuation allowance is established for deferred tax assets when it is more likely than not that the net deferred tax assets will not be realized.

     (n)     Stock Option Plan

The Company applies the intrinsic-value-based method of accounting prescribed by Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and related interpretations including FASB Interpretation No. 44, Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB Opinion No. 25, issued in March 2000, to account for its fixed plan stock options. Under this method, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation, established accounting and disclosure requirements using a fair-value-based method of accounting for stockbased employee compensation plans. In December 2002, FASB issued Statement No. 148, Accounting for Stock-Based Compensation - Transition and Disclosure. The statement established amendments to the accounting and disclosure requirements of SFAS No. 123. As allowed by SFAS No. 148, the Company has elected to continue to apply the intrinsic-value-based method of accounting described above for the year ended December 31, 2004.

On December 16, 2004, the FASB issued SFAS No. 123 (revised 2004), Share-Based Payment, that revises SFAS No. 123, Accounting for Stock-Based Compensation. SFAS No. 123 (revised 2004) requires an entity to recognize the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value of those awards. This is similar to the fairvalue method in SFAS No. 123. However, non-public companies would no longer be allowed continue using the intrinsic-value-method of accounting prescribed by APB Opinion No. 25. Pro forma disclosure is no longer an alternative and non-public companies are required to apply the prospective transition method as of the required effective date. The effective date of the change will be as of the beginning of the first annual reporting period that begins after December 15, 2005 for non-public companies. Management believes the impact of the requirements will not be material to the Company's consolidated financial statements.

     (o)     Reclassifications

Certain 2003 amounts have been reclassified in order to be consistent with the 2004 presentation.

(3)     Property and Equipment

Property and equipment, including property and equipment held under capital leases, consisted of the following at December 31:

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

	2004	2003
Land and land improvements	$ 8,581,999	8,576,922
Buildings and improvements	87,362,797	86,140,854
Furniture and equipment	13,858,355	12,384,642
	109,803,151	107,102,418
Less accumulated depreciation and amortization	(19,227,178)	(15,438,016)
Property and equipment, net	$ 90,575,973	91,664,402
	============	===========

The Company included land of $947,000, buildings of $10,434,000, and equipment of $823,000 under capital lease agreements in the accompanying consolidated balance sheets for 2004 and 2003. Accumulated amortization on buildings and equipment under capital lease totaled $2,652,421 and $2,222,000 at December 31, 2004 and 2003, respectively.

In October 2002, certain Subsidiaries completed the purchase of three Oklahoma properties previously recorded as capital leases and further amended lease agreements for eight related leased properties located in Oklahoma. The amendment included the following changes: removal of the Purchase Option Contract and the Put Option Contract, and reduction of annual rents from $3,414,000 to $1,967,000. The amendment also provided for a remaining lease term of 24 months, at which time the Company had the option to renegotiate the lease terms or terminate the lease. The Company has reevaluated the existing capital lease accounting for the leases under the terms of the amended lease agreements. The amended lease agreements were treated as new leases and accounted for as operating leases, which required the leased asset and leased obligation to be removed from the Company's consolidated balance sheet as of the closing date of the transaction. The Company recorded a deferred gain on the disposal of capital leases of approximately $5,700,000. For the years ended December 31, 2004 and 2003, the Company recorded $2,375,921 and $2,851,105 respectively of amortization of deferred gain on disposal of capital leases which, is reflected in discontinued operations in the consolidated statements of operations. At December 31, 2004, the deferred gain on disposal of capital leases had been fully amortized.

The non-renewal of the eight Oklahoma leases noted above was completed October 31, 2004. The carrying amount of the assets disposed of was $1,336,215 at December 31, 2004. In accordance with SFAS No. 144, Accounting for the Impairment or Disposal of Long-lived Assets, the results of operations of the disposed assets for the year ended December 31, 2004, have been reported as discontinued operations for all periods presented in the accompanying consolidated statements of operations (see footnote 4).

(4)     Operating Lease Commitments

Certain Subsidiaries have noncancelable operating leases for facilities with initial lease terms generally ranging from 3 to 15 years and various renewal options of 3 to 10 years. Certain lease agreements provide for contingent rentals primarily based on operating revenues and payment escalations coincident with increases in certain economic indices.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

Future minimum lease payments under noncancelable operating leases as of December 31, 2004 are as follows:

Years ending December 31:
2005	$ 14,323,436
2006	14,257,497
2007	13,058,812
2008	9,651,815
2009	8,427,422
Thereafter	20,568,763
$ 80,287,745
==========

Facility rent expense under operating leases, excluding expense related to discontinued operations, totaled $14,563,000 and $10,199,000, including $46,900 and $49,700 in contingent rent expense for the years ended December 31, 2004 and 2003, respectively.

As discussed in note 3, effective October 31, 2004, the operating lease agreements for eight Oklahoma properties expired. These Subsidiaries chose not to renew the lease agreements. The Operations Transfer Agreement (OTA) provided for the applicable Subsidiaries to transfer to a receiver all assets except accounts receivable, vehicles, software licensing, proprietary information, other software owned or licensed and other assets as described in the OTA.

A summary of the discontinued operations for the periods presented is as follows:

	For the year ended
	December 31,
	2004	2003
Net operating revenues	$ 25,939,486	29,130,621
	=========	========
Pretax loss	(747,744)	(151,055)
Amortization of deferred gain on disposal of capital leases -
discontinued operations	2,375,921	2,851,105
Loss on exit of operating leases - discontinued operations	(2,930,516)	-
(Loss) income from discontinued operations	$ (1,302,339)	2,700,050
	=========	========

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

(5)     Long-Term Debt and Capital Lease Obligations

At December 31, long-term debt and capital lease obligations consisted of the following:

	2004	2003

Revolving line of credit, interest due monthly, due
February 2008	$ 11,253,912	12,933,864
Variable-rate mortgage notes payable, due May 2006	11,201,897	11,555,279
Variable-rate mortgage note payable, due April 2006	3,460,457	3,511,806
Variable-rate mortgage note payable, due April 2006	2,123,462	2,154,972
7.68% mortgage note payable, due June 2008	21,983,635	22,492,133
10.46% mortgage note payable, due May 2011	15,712,060	16,221,079
5.90% mortgage note payable, due November 2037	14,841,678	14,984,486
5.90% mortgage note payable, due November 2037	4,874,310	4,921,229
Other long-term debt	933,905	848,312

Long-term debt	86,385,316	89,623,160

Less current portion	13,372,827	15,061,122

Long-term debt, excluding current portion	73,012,489	74,562,038

Capital lease obligations, bearing interest at 8.67%, due 2006	12,204,041	12,204,041

Long-term debt, excluding current portion	$ 85,216,530	86,766,079
	=========	========

Future maturities of long-term debt and capital lease obligations as of December 31 are as follows:

		Capital lease
	Debt	Obligations
Years ending December 31:
2005	$ 13,372,827	-
2006	30,314,690	12,855,737
2007	1,627,610	-
2008	21,224,772	-
2009	1,054,553	-
Thereafter	30,994,905	-
	$ 98,589,357	12,855,737
Amounts representing interest	===========	(651,696)
Present value of net minimum payments		$ 12,204,041
		==========

In February 2000, Peak and certain Subsidiaries entered into a revolving credit facility with General Electric (GE) in an original aggregate amount of $7,500,000. Advances on the GE Line are made against a borrowing base equal to 85% of qualified accounts due and owing from any Medicare/Medicaid, insurance, and other accounts,

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

excluding private pay accounts as described in the agreement. Peak and certain Subsidiaries must maintain a lockbox account to which all qualified collections must be remitted. Payment of principal on the GE Line shall be the earlier of the receipt of qualified account receipts or the occurrence of default. Upon failure to comply with remittance of all qualified collections, a 2% per annum noncompliance fee will be assessed. The GE Line is classified as current portion of long-term debt in the accompanying consolidated balance sheets, as all collections are first used to repay principal. In addition, the base rate of interest on the GE Line was amended in June 2003, to 1.5 percentage points above the prime rate of interest. At December 31, 2004 and 2003, the GE Line interest rate was 6.5% and 5.5%, respectively.

In December 2003, beginning with the calendar quarter ending on December 31, 2003, the net worth covenant was modified to require the Company to maintain a minimum net worth of at least $7,675,000 plus the net income for subsequent periods, measured quarterly. The Company is in violation of the net worth covenant for the quarter ended December 31, 2004. GE has waived this covenant violation for the quarter December 31, 2004 and agreed that the net worth covenant determination beginning with the quarter ending March 31, 2005 shall be calculated using $9,906,611 as the minimum net worth amount, plus net income, calculated in accordance with accounting principles generally accepted in the United States of America (GAAP), for each subsequent calendar quarter.

On February 24, 2005, Peak and certain Subsidiaries entered into an amendment to the GE Line reducing the aggregate principal amount to a maximum of $14,500,000, reducing the base rate to 1.0 percentage points above the prime rate of interest and extending the maturity to February 24, 2008.

In April 2003, Peak Medical Assisted Living, Inc., a wholly owned subsidiary of the Company, finalized the amendment, restatement, and bifurcation of the existing variable rate mortgage note payable scheduled to mature on June 1, 2003. The original variable rate mortgage note with an outstanding balance in the amount of approximately $14,450,000, was bifurcated into two mortgage notes. The financing of two Oklahoma properties provided excess proceeds of $1,652,000 and was used to pay down the existing mortgage on a property located in New Mexico.  The remaining balance of the mortgage note payable of approximately $11,700,000 was bifurcated into two variable-rate mortgage notes, Note A in the amount of $8,000,000 and Note B in the amount of approximately $3,700,000, and is secured by property located in New Mexico and substantially all the assets of the facility. The variable-rate mortgage notes are guaranteed by Peak and were scheduled to mature in May 2005. In March 2005, Peak Medical Assisted Living, Inc., finalized an amendment to extend the term of the notes to mature in May 2006. The terms of the notes did not change from the previous amendment terms. Principal and interest are due monthly in arrears, with interest to be adjusted monthly in the amount of 4.5% per annum, plus the greater of 2.25% or the average London Interbank Offer Rate (LIBOR) for one month, for Note A and 5.75% per annum, plus the greater of 2.25% or the average LIBOR for one month, for Note B. At December 31, 2004, the interest rate for Notes A and B was 6.79% and 8.04%, respectively. The variable-rate mortgage notes require Peak Medical Assisted Living, Inc., to comply with certain covenants such as a minimum debt service coverage ratio, capital expenditures per bed, and various quarterly reporting requirements.

During March 2003, certain Subsidiaries completed the purchase of two properties located in Oklahoma for an aggregate purchase price of $3,795,000. The total mortgage financing provided by GMACCMC was $5,680,000. After closing costs and required reserve deposits, there was approximately $1,652,000 in excess proceeds. This excess was used to pay down the existing long-term debt on a property located in New Mexico. The variable rate mortgage notes require monthly principal and interest payments beginning November 2003, and are scheduled to mature in April 2006. The interest rate for both variable rate mortgage notes at December 31, 2004 was 7.2%. During 2004, two facilities did not meet required individual and combined debt service coverage ratios and one facility did not meet its required occupancy ratio, as required by the mortgage note agreements. GMACCMC has

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

waived the existing default and has agreed to modify the calculation of the debt service coverage ratios for the quarters ending March 31, June 30, September 30, and December 31, 2005. In addition, the Company was required to deposit with GMACCMC $251,438 to serve as additional collateral for the notes, and GMACCMC may apply such collateral as a reduction of the notes if additional defaults occur.

In connection with one of the Oklahoma properties above, a Subsidiary purchased property adjacent to the facility for $75,000. The note payable provides for principal and interest due monthly and accrues interest at a rate of 6% per annum. The note matures in April 2033 and is included in other long-term debt in the accompanying consolidated financial statements.

Peak Medical of Montana, Inc., a wholly owned subsidiary of Peak, is party to a mortgage note payable to GMAC Commercial Mortgage (GMACCMC), which was entered into on July 1, 1998. Principal and interest payments are due monthly at a fixed rate of 7.68%. The mortgage note is secured by all real and personal property of four properties located in Montana and one property located in Wyoming and matures in June 2008. The mortgage note payable is guaranteed by Peak and requires Peak Medical of Montana, Inc. to comply with certain covenants such as a minimum debt service coverage ratio, lease coverage ratio, occupancy percentage, unencumbered liquid assets, and various quarterly reporting requirements. Beginning with the quarter ended March 31, 2002, the occupancy requirement has been modified to allow for a combined occupancy test in lieu of the individual occupancy requirement. The Company is in compliance with the modified occupancy requirement for the year ended December 31, 2004. In addition, GMACCMC holds a cash deposit as collateral for the existing mortgage on the GMACCMC properties and the cash deposit is included as restricted cash in the accompanying consolidated balance sheets.

Certain Subsidiaries entered into a mortgage note payable on June 1, 1998 with Healthcare Property Investors to acquire two properties in Colorado at an interest rate of 9.29%. The note's interest rate, which was 10.46% at December 31, 2004, increases each anniversary date by a factor of 2% of the interest rate in effect during the previous year. Principal and interest payments are due monthly. The note is secured by real property, assignment of rents and leases, and personal property of the two Colorado properties. The mortgage note payable matures on May 29, 2011.

During October 2002, certain Subsidiaries completed the financing of three leased properties located in Oklahoma. The mortgage notes payable are serviced by GMACCMC and are insured by The Department of Housing and Urban Development (HUD). The interest rate on the notes is 5.9% with principal and interest due monthly. The notes are secured by real and personal property of the facilities. The mortgage notes payable mature on November 1, 2037.

In connection with the lease of various properties in Oklahoma, in January 2001, certain Subsidiaries entered into a note payable for brokerage services. The agreement required the Subsidiaries to assume an obligation for payment of $570,000, beginning on February 1, 2001 and expiring on December 1, 2008. The agreement requires monthly installments of $6,000 and does not accrue interest.

During 2003, PMC Hospice Services, Inc., entered into an agreement with Preferred Hospice of Oklahoma, Inc. (Preferred) to develop a hospice service company. The terms of the agreement provided for Preferred to develop a hospice service company in Oklahoma City, Oklahoma on behalf of PMC Hospice Services, Inc, a wholly owned subsidiary of Peak Medical Ancillary Services, Inc. (a wholly owned subsidiary of Peak Medical Corporation), and manage day-to-day operations. Preferred agreed to fund all start-up costs of the business and would be repaid from the operational revenues of the business, together with interest at a rate of 6% per annum. In early June 2003,

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

operations began and at December 31, 2003, the total start-up costs payable to Preferred is in the amount of $420,000. The amount is shown as a component of other long-term debt and classified as current portion of long-term debt in the accompanying consolidated financial statements. This debt was paid off in 2004.

During 2004, Peak and/or certain Subsidiaries entered into various other agreements to finance oxygen equipment and an e-mail server. This debt is included in other long-term debt in the accompanying financial statements. Both agreements require monthly payments with two to three year terms, respectively, and do not accrue interest.

In 1998, Peak Medical Oklahoma No. 4, Inc., a wholly owned subsidiary of Peak, entered into an agreement to lease a facility located in Oklahoma. In an effort to facilitate the lease, Peak and Peak Medical Oklahoma No. 4, Inc., became co-makers of the underlying mortgage note on the property. South Park Health Care, Inc. is the borrower on the mortgage note and the lessor of the property. The lease is accounted for as a capital lease in the accompanying consolidated financial statements and the terms of the lease are identical to the terms of the mortgage note payable. The variable rate mortgage note payable requires monthly interest only payments with a balloon payment upon maturity. At December 31, 2004, the interest rate on the mortgage note payable was 10.48%. The mortgage note payable is secured by real property, assignment of rents and leases and personal property of the facility and matures in June 2006.

At December 31, 2004 and 2003, the Company had $462,500 and $462,500, respectively, in outstanding letters of credit, which reduce the available borrowings under the Company's GE Line, and were used in lieu of lease deposits for equipment and facilities operated by Subsidiaries.

(6)     Income Taxes

The Company files a consolidated federal income tax return. As of December 31, 2004 and 2003, the Company had net operating loss carryforwards (NOLC) for federal income tax purposes of approximately $25,300,000 and $26,600,000, respectively. The NOLC, which expire beginning in 2018, are available to offset future taxable income subject to potential limitations. Due to its limited operating history, the Company has elected not to recognize the income tax benefit of operating losses and, as such, has placed a valuation reserve on these NOLC to reflect limitations on possible future use. Such benefits will be used to offset future tax expense as incurred. The valuation allowance decreased as a result of the decrease in the NOLC discussed above.

Reconciliation of the federal statutory tax rate to the Company's effective rate is as follows:

	2004		2003
Expected benefit	$ 565,000	34.0%	$ 1,111,000	34.0%
State benefit, net	61,500	3.7	112,000	3.4
Valuation allowance	(690,000)	(41.5)	(1,262,000)	(38.6)
Other	63,500	3.8	39,000	1.2
	$ -	0.0%	$ -	0.0%
	========	========	=========	========

Total income tax expense differs from the amount computed by applying the U.S. federal income tax rate of 34% to income before income tax expense primarily as a result of a valuation allowance on the NOLC, state taxes, and other non-deductible expenses.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

Temporary differences between the financial statement carrying amounts and tax bases of assets and liabilities that give rise to significant portions of deferred tax assets and liabilities at December 31 relate to the following:

	2004	2003
Allowance for doubtful accounts	$ 865,000	518,000
Accrued expenses	1,051,000	566,000
Gain on sale of fixed assets	1,573,000	1,506,000
Net operating loss carryforward	9,445,000	9,923,000
Other	52,000	49,000
Total deferred tax assets	12,986,000	12,562,000
Less valuation allowance	(8,096,000)	(8,786,000)
Net deferred tax assets	4,890,000	3,776,000
Amortization	(396,000)	(364,000)
Fixed assets	(4,443,000)	(3,361,000)
Other	(51,000)	(51,000)
Total deferred tax liabilities	(4,890,000)	(3,776,000)
Net deferred taxes	$ -	-
	=========	========

In assessing the realizability of the remaining deferred tax assets, management considered projected taxable income and tax planning strategies. Based on the Company's historical taxable transactions, the timing of the reversal of existing temporary differences, and the evaluation of tax planning strategies, management believes it is more likely than not that the Company's future taxable income will not be sufficient to realize the benefit of the remaining net deferred tax assets existing at December 31, 2004 and 2003. Management will continue to analyze the realizability of the Company's remaining deferred tax assets, and will make adjustments to the recorded valuation allowance as need be.

(7)     Employee Benefits

Effective January 1, 1999, the Company created a 401(k) savings plan for substantially all eligible employees who are employed by Peak and the Subsidiaries. Employees are eligible after 90 days of service. Employees may defer up to 15% of their salary subject to the maximum permitted by law. Employee contributions vest immediately. Employer contributions to the plan will be discretionary and vest over a five-year period. There were no employer contributions made during 2004 and 2003.

In January 1999, the compensation committee of the board of directors (the Board) of Peak adopted the 1998 Stock Incentive Plan (the 1998 Plan). The 1998 Plan provides for discretionary granting of: (i) "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended; (ii) stock options that do not constitute incentive stock options (nonstatutory stock options); (iii) restricted stock awards; (iv) phantom stock awards; and (v) stock appreciation rights, or any combination of the foregoing. All of the employees of the Company (including an employee who also may be a director of the Company) are eligible to participate in the 1998 Plan. In July 2004, the Board amended the 1998 Plan to increase the number of shares of common stock that are available under the plan to 636,660 shares of stock.

All options granted under the 1998 Plan carry a term as specified by the compensation committee at the date of grant (but no more than five years in the case of incentive stock options). The effect of an employee's termination of employment by reason of death, retirement, disability, or otherwise will be specified in the option contract that

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

evidences each option grant. The option price shall be determined by the compensation committee and, in the case of incentive stock options, shall not be less than the fair market value of a share of common stock on the date such option is granted. All options granted may be exercised in accordance with the option contract as provided for by the compensation committee.

Shares of common stock that are the subject of a restricted stock award shall be subject to restrictions on disposition by the holder and an obligation of the holder to forfeit and surrender the shares to the Company under certain circumstances.

All options granted under the 1998 Plan will vest in accordance with one of the following vesting triggers: an initial public offering of the Company's common stock under and pursuant to an effective registration statement filed under the Securities Act of 1933 (a Qualified IPO), or a significant change of control transaction (as defined in the 1998 Plan). At the occurrence of one or both of the vesting triggers, a four-year vesting schedule would go into effect and the number of stock options vested and exercisable at the trigger date would be dependent upon such employee's length of service with the Company on a retroactive basis. There were 356,950 and 174,400 common share options granted under the 1998 Plan as of December 31, 2004 and 2003, respectively.

In October 1998, the Company authorized nonplan options to a nonemployee director to purchase 5,000 shares of common stock, $0.01 par value, upon exercise of the options. The options were granted in January 1999. The options vest over a four-year period at a rate of 25% per year commencing from the date of the grant. The options expire ten years after the grant date.

A summary of the Company's stock option grants is presented below:

	2004		2003
		Weighted		Weighted
		average		average
		exercise		exercise
	Options	price	Options	price
Options outstanding,
beginning of year	174,400	$ 5.56	118,400	$ 5.56
Granted	258,550	2.02	83,250	5.50
Canceled	(76,000)	(5.50)	(27,250)	(5.50)
Options outstanding, end of year	356,950	3.01	174,400	5.56
	=======	=======	=======	=======
Weighted average fair market
value of options granted
during the year		$ 4.17		$ 1.91

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

Stock options outstanding at December 31, 2004 are as follows:

	Options outstanding			Options exercisable
		Weighted
		average	Weighted		Weighted
		remaining	average		average
		contractual	exercise		exercise
	Options	life (year)	price	Options	price
1998 Plan options	351,950	8.79	$2.95	-	-
Non-plan options	5,000	3.75	7.49	5,000	7.49
	356,950	8.72	3.01	5,000	7.49
	======			=====

The Company measures the compensation cost of its stock option grants using the intrinsic-value-based method of accounting as prescribed in Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees. No compensation cost has been recognized for stock option grants. As allowed by SFAS No. 148, the Company has elected to continue to apply the intrinsic-value-based method of accounting, and has adopted the disclosure requirements of SFAS No. 148. Had the Company's compensation cost been determined using the fair-value-based method of accounting prescribed by SFAS No. 123, Accounting for Stock-Based Compensation, net income would have been as follows:

	2004	2003
Net income as reported	$1,661,917	3,267,676
Net income pro forma	1,661,917	3,267,676

The fair value of each option grant is estimated on the date of the grant using the minimum-value method with the following assumptions used for grants in 2004: risk-free interest rate 4.24%, expected option term of ten years, a dividend yield of 0.0%, and volatility of 0.0%; and 2003: risk-free interest rate 4.36%, expected option term of ten years, a dividend yield of 0.0%, and volatility of 0.0%.

(8)     Capital Stock

     (a)     Redeemable Preferred Stock

In December 2002, Peak amended the Certificate of Incorporation to provide for the total number of shares of preferred stock that the Corporation has the authority to issue at 246,000 shares. The preferred stock has a par value of $0.01 per share, is divided into series as follows: (i) the first series consists of 57,500 shares and is designated as "Redeemable Preferred Stock," and (ii) the second series consists of 188,500 shares and is designated "Senior Redeemable Preferred Stock." Each share is redeemable upon the written election of the holders of not less than 50.1% of the outstanding shares, given at any time after January 1, 2007. In the event of the Company's liquidation, the holders of the redeemable preferred stock shall be entitled to receive an amount equal to $100 per share plus all accrued dividends payable with respect to each share.

Peak had 185,607 shares of senior redeemable preferred stock outstanding on December 31, 2002. Cumulative annual dividends of $14 per share are payable to holders of record when and if declared by the board of directors of Peak. Each share of senior redeemable preferred stock may be redeemed for a cash amount per share equal to

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

$100 per share. There are $5,200,000 and $2,600,000 in accrued dividends payable on the senior redeemable preferred stock at December 31, 2004 and 2003, respectively.

Peak had 57,500 shares of redeemable preferred stock outstanding on December 31, 2004 and 2003. Cumulative annual dividends of $10 per share are payable to holders of record when and if declared by the board of directors of Peak. Each share of redeemable preferred stock may be redeemed for a cash amount per share equal to $100 per share. The preferred shares have been recorded at their full redemption value, net of issuance costs, in the accompanying consolidated financial statements. There are $3,800,000 and $3,200,000 in accrued dividends payable on the redeemable preferred stock at December 31, 2004 and 2003, respectively.

Financial Statements previously issued included redeemable preferred stock as a component of stockholders' equity. The redeemable preferred stock in the accompanying financial statements has been reclassified to Mezzanine to conform to presentation requirements of the Securities and Exchange Commission.

     (b)     Common Stock

As of December 31, 1998, Peak had authority to issue 10,000,000 shares of common stock, par value $0.01 per share (the Common Stock), of which 8,000,000 shares were designated as Class A Voting Common Stock (the Class A Common Stock) and 2,000,000 shares were designated as Class B Nonvoting Common Stock (the Class B Common Stock). The holders of shares of Class B Common Stock do not have, except as required by law, any voting rights with respect to any matters voted upon by the stockholders of the Company. The holders of shares of Common Stock also have the right at all times to convert their shares of Common Stock from Class A Common Stock to Class B Common Stock and vice versa. Other than voting rights, the rights and preferences of the holders of Class A Common Stock and Class B Common Stock are the same.

In connection with the lease of 11 facilities located in Oklahoma, by certain Subsidiaries, Peak authorized the issuance and sale of 444,500 shares of Class A Common Stock, as adjusted for the four-for-one stock split effected in 1998, at $0.01 par value to the lessors of the facilities.  Peak has recorded the shares issued as a deferred financing fee in the accompanying consolidated balance sheets, which is being amortized over the life of the capital lease obligation.

     (c)     Treasury Stock

In August 2004, Peak re-issued 100,000 common shares of previously authorized common shares to an officer of the Company. The common shares are subject to the terms of a restricted stock award agreement. The common shares were issued in exchange for a ten-year promissory note in the amount of $37,000 or $0.37 per common share. The note accrues interest at 5.39% per annum and principal and interest is payable monthly. The note is recorded in other non-current assets in the accompanying consolidated financial statements.

In October 2003, Peak repurchased 192,060 common shares of the Company for $68,360 from a former officer of the Company.

In 1999, Peak repurchased 366,660 common shares for $130,500 from a former officer of the Company.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

     (d)     Stock Purchase Warrants

During 1998, Peak issued warrants to purchase 77,600 shares of Class A Common Stock, as adjusted for the four-for-one stock split, in connection with the purchase by a Subsidiary of two facilities located in Colorado. The warrants are exercisable by the holders at par value ($0.01) upon fulfillment of certain events. These warrants expire on May 29, 2005. Peak recorded these warrants at their fair value as a deferred financing fee, which is being amortized over the life of the debt underlying the facilities purchased.

(9) Commitments and Contingencies

     (a)     Legal Proceedings

Peak Medical Corporation and/or certain Subsidiaries are parties to lawsuits arising in the ordinary course of business, including claims that the Subsidiaries' services have resulted in injury or death to residents of the facilities ("professional liability claims"), claims relating to employment and claims relating to commercial matters. Those professional liability claims may be: 1) substantially covered by insurance policies; 2) covered by insurance policies with deductible and self-insured retention provisions; 3) covered under an insurance policy in effect from June 2002 to June 2004 which has been exhausted; and/or 4) not covered by any insurance policy. In certain states in which the Subsidiaries operate, insurance coverage for the risk of punitive damages or attorney fee awards is not available due to state law public policy prohibitions. The Company cannot predict the outcome of such litigation or the cost resulting from an adverse outcome in any given case. The Company intends, however, to defend all litigation vigorously.

     (b)     Compliance with Laws and Regulations

The healthcare industry is subject to numerous laws and regulations of federal, state, and local governments. These laws and regulations include, but are not necessarily limited to, matters such as licensure, accreditation, government healthcare program participation requirements, reimbursement for patient services, and Medicare and Medicaid fraud and abuse. Government activity continues with respect to investigations and allegations concerning possible violations of fraud and abuse statutes and regulations by healthcare providers. Violations of these laws and regulations could result in expulsion from government healthcare programs, together with the imposition of significant fines and penalties as well as significant repayments for patient services previously billed. Management believes that the Company is in compliance with fraud and abuse laws and regulations as well as other applicable government laws and regulations. Compliance with such laws and regulations can be subject to future review and interpretation as well as regulatory actions unknown or unasserted at this time.

     (c)      Insurance

The Company maintains general and professional liability insurance with respect to operations except in Oklahoma where it is self-insured. With respect to operations in Colorado, the limits are $1,000,000 per occurrence and $3,000,000 in the aggregate, per facility. With respect to operations in Utah, New Mexico, Idaho, Montana and Wyoming, the limits are $1,000,000 per occurrence and $3,000,000 in the aggregate per facility. There is an overall policy aggregate limit of $20,000,000.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Consolidated Financial Statements

December 31, 2004 and 2003

The Company carries workers' compensation coverage as required by each state in which the Company operates. The Company also maintains employee liability coverage with limits of $1,000,000 per occurrence and $1,000,000 per employee.

The Company is self-insured with respect to a portion of health insurance benefits made available to its employees. Provisions for estimated claim payments are provided in the period of the related coverage.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Unaudited Consolidated Balance Sheet
June 30, 2005

Assets	2005
Current assets:
Cash and cash equivalents	$ 2,808,642
Patient care accounts receivable, net of allowance for doubtful accounts of
$3,420,000 for 2005	24,858,502
Estimated third-party settlements	1,743,914
Prepaids and other deposits	1,274,223
Inventories	2,121,101
Other current assets	331,176
Total current assets	33,137,558

Property and equipment, net	90,155,016
Goodwill, net	3,253,311
Deferred financing fees, net	3,380,996
Other noncurrent assets	2,689,307
Restricted cash	330,505
Total assets	$ 132,946,693
==========
Liabilities and Stockholders' Deficit
Current liabilities:
Accounts payable	$ 6,240,210
Accrued expenses and other liabilities	16,624,908
Current portion of long-term debt	12,131,942
Total current liabilities	34,997,060

Long-term debt, net of current portion	71,987,109
Capital lease obligations	12,204,041
Total liabilities	119,188,210

Senior redeemable preferred stock, $0.01 par value. Authorized 188,500 shares; issued and outstanding 185,607 shares	24,840,293
Redeemable preferred stock, $0.01 par value. Authorized, issued, and outstanding 57,500 shares	9,516,250

Stockholders' deficit:
Class A common stock, $0.01 par value. Authorized 8,000,000 shares;
issued and outstanding 3,645,500 shares	37,231
Class B common stock, $0.01 par value. Authorized 2,000,000 shares;
issued and outstanding 514,100 shares	5,141
Additional paid-in capital	8,287,286
Treasury stock	(161,860)
Accumulated deficit	(28,765,858)
Total stockholders' deficit	(20,598,060)
Commitments and contingencies
Total liabilities, redeemable preferred stock and stockholders' deficit	$ 132,946,693
===========

See accompanying notes to unaudited consolidated financial statements.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Unaudited Consolidated Statements of Operations

For the
Six Months Ended
June 30, 2005 and 2004

	2005	2004
Operating revenue:
Net patient service revenue	$ 119,572,282	109,495,172
Other revenue	2,347,778	2,156,863
Total operating revenue	121,920,060	111,652,035
Operating expenses:
Cost of services	103,859,138	95,386,047
Facility operating leases	7,419,815	7,041,853
Depreciation and amortization	2,563,583	2,481,337
Total operating expenses	113,842,536	104,909,237
Operating income	8,077,524	6,742,798
Other (expense) income:
Interest expense	(4,026,744)	(4,048,271)
Interest income	43,297	25,697
Total other expense	(3,983,447)	(4,022,574)
Income before income taxes	4,094,077	2,720,224
Provision for income taxes	-	-
Income from continuing operations	4,094,077	2,720,224
Discontinued operations:
(Loss) income from discontinued operations	(152,594)	208,025
Amortization of deferred gain on disposal of capital leases -
discontinued operations	-	1,425,553
Net income	$ 3,941,483	4,353,802
	=========	=========

See accompanying notes to unaudited consolidated financial statements.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

 Unaudited Consolidated Statements of Cash Flows

For the
Six Months Ended
June 30, 2005 and 2004

	2005	2004
Cash flows from operating activities:
Net income	$ 3,941,483	4,353,802
Adjustments to reconcile net income to net cash provided by
operating activities, including discontinued operations:
Depreciation and amortization	2,563,583	2,481,337
Amortization of deferred gain on disposal of capital leases -
discontinued operations	-	(1,425,553)
Provision for bad debts on patient care accounts receivable	944,797	657,377
Loss on exit of operating leases - discontinued operations	152,594	(208,025)
Changes in assets and liabilities, excluding effects of acquisitions and dispositions:
Patient care accounts receivable, net	(1,237,656)	(1,355,983)
Estimated third-party settlements	125,553	(374,662)
Prepaids and other deposits and inventories	136,821	(374,703)
Other current assets	(315,183)	(66)
Other noncurrent assets	(304,998)	(696,897)
Accounts payable	(15,311)	(739,568)
Accrued expenses and other liabilities	(762,622)	1,705,990
Net cash provided by operating activities	5,229,061	4,023,049
Cash flows from investing activities:
Capital expenditures	(1,760,696)	(2,312,469)
Facility acquisitions	-	(251,827)
Net cash used in investing activities	(1,760,696)	(2,564,296)
Cash flows from financing activities:
Repayments on line of credit, net	(555,147)	(962,267)
Long-term debt repayments	(1,122,562)	(853,070)
Other long-term debt	5,250	724,220
Deferred financing fees	(86,719)	(52,045)
Exercise of common stock warrants	776	-
Net cash used in financing activities	(1,758,402)	(1,143,162)
Net increase in cash and cash equivalents	1,709,963	315,591
Cash and cash equivalents, beginning of year	1,098,679	1,658,593
Cash and cash equivalents, end of year	$ 2,808,642	1,974,184
	=========	=========
Supplemental disclosures of cash flow information:
Cash paid during the year for interest	$ 4,038,594	4,062,334
	=========	=========

See accompanying notes to unaudited consolidated financial statements.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Unaudited Consolidated Financial Statements

June 30, 2005 and 2004

(1)     Description of Organization

Peak Medical Corporation was incorporated in the State of Delaware and began operations as a holding company on June 2, 1998.  Peak's wholly owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries") operate a total of 52 facilities including 38 long-term care facilities, four assisted living facilities, two independent living facilities, seven senior apartment complexes located adjacent to skilled nursing facilities, and one facility for the mentally retarded and developmentally disabled as of June 30, 2005. These facilities contain a total of 5,506 licensed beds and/or unlicensed units and are located in seven states.  In addition, pursuant to management contracts with the facilities' licensed operators, Peak's wholly owned subsidiary, Peak Medical NM Management Services, Inc., provides management services to 10 long-term care facilities in New Mexico with a total of 902 beds.

The unaudited consolidated financial statements and/or the notes may refer to Peak and the Subsidiaries collectively as the "Company."  Nothing in the unaudited consolidated financial statements and/or the notes, however, should be construed to mean that Peak itself owns or operates any of the aforementioned facilities.  Rather, Peak is a holding company that owns the capital stock of the Subsidiaries and provides certain administrative support services to and on behalf of the Subsidiaries to enable them to operate such facilities as effectively and efficiently as possible.

At June 30, 2005, the Company had a working capital deficiency of approximately $1.9 million and was in violation of financial covenants contained in certain of its lease and loan agreements. The working capital deficiency was due to classification of the line‑of‑credit agreement as a current obligation due to the direct association with the collection and remittance to lender of accounts receivable collections of the Company (see note 4). The lenders and lessors waived all of the financial covenant violations as of June 30, 2005, and  modified certain covenants to be met in 2005.

The Company's projection for the remainder of 2005 anticipates positive operating cash flows as a result of increased revenue from both higher rates of occupancy and increased average revenue rates due principally to private rate increases and an overall patient mix, which includes a larger percentage of higher reimbursement payor types, and control of certain operating expenses relative to revenue generated.

Management of the Company believes these actions will be sufficient to allow the Company to continue as a going concern at least through January 1, 2006. However, additional capital may be needed in 2005 and that capital may not be available when needed or if available, at rates unacceptable to the Company. The Company may be unable to meet its revised debt covenants, thereby potentially accelerating the maturity date of the debt. The accompanying unaudited consolidated financial statements do not include any adjustments that might be required if these future capital needs cannot be met.

(2)     Significant Accounting Policies

The accompanying unaudited consolidated financial statements have been prepared in accordance with the Company's customary accounting practices and accounting principles generally accepted in the United States.  In Management's opinion, the accompanying unaudited interim consolidated financial statements present fairly the Company's financial position at June 30, 2005, and the consolidated results of operations and cash flows for the six-month period ended June 30, 2005 and 2004, respectively.  Management believes that all adjustments are of a normal and recurring nature, and are considered necessary for a fair presentation. These statements are unaudited, and certain information and footnote disclosures normally included in the Company's annual consolidated

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Unaudited Consolidated Financial Statements

June 30, 2005 and 2004

financial statements have been condensed or omitted, as permitted under the applicable rules. Readers of these statements should refer to the Company's audited consolidated financial statements and notes thereto, for the year ended December 31, 2004. The results of operations presented in the accompanying consolidated financial statements are not necessarily representative of operations for an entire year.

          (a)     Principles of Consolidation

The consolidated financial statements include the accounts of Peak and those entities in which it owns more than 50% of the equity. All significant intercompany accounts and transactions have been eliminated in consolidation.

          (b)     Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Significant estimates include determining third-party payor settlements, allowances for doubtful accounts, self-insurance obligations, goodwill, and other loss accruals. Actual results could differ from those estimates.

          (c)      Deferred Financing Fees

Peak and certain Subsidiaries incurred debt and lease financing fees in connection with the acquisition of certain long‑term healthcare facilities. In addition, in December 2004, Peak and certain Subsidiaries incurred financing fees in connection with its amended credit facility (GE Line (see note 4)) with GE Capital Healthcare Financial Services (GE), formerly Heller Healthcare Finance, Inc. These fees are capitalized and amortized over the term of the underlying debt, ranging from two to 35 years, using the straight‑line method, which approximates the effective-interest method. Accumulated amortization of such costs was $5.3 million as of June 30, 2005.

          (d)     Other Revenue

The Company recorded other revenue related to rental income in the amount of $1.0 million and $0.7 million for the six months ended June 30, 2005 and 2004, respectively. In addition, the Company recorded approximately $0.7 million in management fee income for each of the six months ended June 30, 2005 and 2004.

          (e)     Income Taxes

The Company files a consolidated federal income tax return. The Company has net operating loss carryforwards (NOLC) for federal income tax purposes that are available to offset future taxable income subject to potential limitations. Due to its limited operating history, the Company has elected not to recognize the income tax benefit of operating losses and, as such, has placed a valuation reserve on these NOLC to reflect limitations on possible future use. Such benefits will be used to offset future tax expense as incurred. The valuation allowance decreased as a result of the decrease in the NOLC discussed above.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Unaudited Consolidated Financial Statements

June 30, 2005 and 2004

(3)     Discontinued Operations

The provisions of SFAS No. 144 require the results of operations including any gain or loss recognized on disposed assets of a component entity be reported as a separate component of income before extraordinary items and cumulative effect of accounting changes, if applicable.  During 2004, certain Subsidiaries chose not to renew eight operating leases in the state of Oklahoma.  In accordance with these provisions, the results of operations of the disposed assets were reported as discontinued operations for all periods presented in the accompanying unaudited consolidated statements of operations for the Company.

A summary of the discontinued operations for the periods presented is as follows:

	For the Six Months Ended
	June 30,
	2005	2004
Net operating revenues	$ -	15,511,755
	============	===========
Pretax (loss) income	$ (152,594)	208,025
Amortization of deferred gain on disposal of capital leases - discontinued operations	-	1,425,553
(Loss) income from discontinued operations	$ (152,594)	1,633,578
	============	===========

(4)     Long-Term Debt and Capital Lease Obligations

 At June 30, long-term debt and capital lease obligations consisted of the following:

2005
Revolving line of credit, interest due monthly, due February 2008	$ 10,104,958
Variable-rate mortgage notes payable, due May 2006	11,025,915
Variable-rate mortgage notes payable, due April 2006	3,432,696
Variable-rate mortgage notes payable, due April 2006	2,106,427
7.68% mortgage note payable, due June 2008	21,709,394
10.46% mortgage note payable, due May 2011	15,439,379
5.90% mortgage note payable, due November 2037	14,767,060
5.90% mortgage note payable, due November 2037	4,849,803
Other long-term debt	683,419
Long-term debt	84,119,051
Less current portion	12,131,942
Long-term debt, excluding current portion	71,987,109
Capital lease obligations, bearing interest at 8.67%, due 2006	12,204,041
Long-term debt, excluding current portion	$ 84,191,150
===========

In February 2000, Peak and certain Subsidiaries entered into a revolving credit facility with General Electric (GE) in an original aggregate amount of $7.5 million. Advances on the GE Line are made against a borrowing base equal to 85% of qualified accounts due and owing from any Medicare/Medicaid, insurance, and other accounts, excluding private pay accounts as described in the agreement. Peak and certain Subsidiaries must maintain a

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Unaudited Consolidated Financial Statements

June 30, 2005 and 2004

lockbox account to which all qualified collections must be remitted. Payment of principal on the GE Line shall be the earlier of the receipt of qualified account receipts or the occurrence of default. Upon failure to comply with remittance of all qualified collections, a 2% per annum noncompliance fee will be assessed. The GE Line is classified as current portion of long-term debt in the accompanying unaudited consolidated balance sheet, as all collections are first used to repay principal.

In December 2003, beginning with the calendar quarter ending on December 31, 2003, the net worth covenant was modified to require the Company to maintain a minimum net worth of at least $7.7 million plus the net income for subsequent periods, measured quarterly. The Company was in violation of the net worth covenant for the quarter ended December 31, 2004. GE waived this covenant violation for the quarter December 31, 2004 and agreed that the net worth covenant determination beginning with the quarter ending March 31, 2005 shall be calculated using $9.9 million as the minimum net worth amount, plus net income, calculated in accordance with accounting principles generally accepted in the United States of America (GAAP), for each subsequent calendar quarter.

On February 24, 2005, Peak and certain Subsidiaries entered into an amendment to the GE Line reducing the aggregate principal amount to a maximum of $14.5 million, reducing the base rate to 1.0 percentage point above the prime rate of interest and extending the maturity to February 24, 2008.  At June 30, 2005 and 2004, the GE Line interest rate was 7.0 % and 5.5%, respectively.

In April 2003, Peak Medical Assisted Living, Inc., a wholly owned subsidiary of the Company, finalized the amendment, restatement, and bifurcation of the existing variable rate mortgage note payable scheduled to mature on June 1, 2003. The original variable rate mortgage note with an outstanding balance in the amount of approximately $14.5 million, was bifurcated into two mortgage notes. The financing of two Oklahoma properties provided excess proceeds of $1.7 million and was used to pay down the existing mortgage on a property located in New Mexico. The remaining balance of the mortgage note payable of approximately $11.7 million was bifurcated into two variable-rate mortgage notes, Note A in the amount of $8.0 million and Note B in the amount of approximately $3.7 million, and was secured by property located in New Mexico and substantially all the assets of the facility. The variable-rate mortgage notes are guaranteed by Peak and were scheduled to mature in May 2005.  In March 2005, Peak Medical Assisted Living, Inc., finalized an amendment to extend the term of the notes to mature in May 2006.  The terms of the notes did not change from the previous amendment terms.  Principal and interest are due monthly in arrears, with interest to be adjusted monthly in the amount of 4.5% per annum, plus the greater of 2.25% or the average London Interbank Offer Rate (LIBOR) for one month, for Note A and 5.75% per annum, plus the greater of 2.25% or the average LIBOR for one month, for Note B. At June 30, 2005, the interest rate for Notes A and B was 7.63% and 8.88%, respectively. The variable‑rate mortgage notes require Peak Medical Assisted Living, Inc. to comply with certain covenants such as a minimum debt service coverage ratio, capital expenditures per bed, and various quarterly reporting requirements.

In March 2003, certain Subsidiaries completed the purchase of two properties located in Oklahoma for an aggregate purchase price of $3.8 million. The total mortgage financing provided by GMAC Commercial Mortgage (GMACCMC) was $5.7 million. After closing costs and required reserve deposits, there was approximately $1.7 million in excess proceeds. This excess was used to pay down the existing long-term debt on a property located in New Mexico. The variable rate mortgage notes require monthly principal and interest payments beginning November 2003, and are scheduled to mature in April 2006. The interest rate for both variable rate mortgage notes at June 30, 2005 was 7.33%. During 2004, two facilities did not meet required individual and combined debt service coverage ratios and one facility did not meet its required occupancy ratio, as required by the mortgage note agreements. GMACCMC waived the existing default and agreed to modify the

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Unaudited Consolidated Financial Statements

June 30, 2005 and 2004

calculation of the debt service coverage ratios for the quarters ending March 31, June 30, September 30, and December 31, 2005. In addition, the Company was required to deposit with GMACCMC $0.3 million to serve as additional collateral for the notes, and GMACCMC may apply such collateral as a reduction of the notes if additional defaults occur. For the six months ended June 30, 2005, two facilities did not meet the revised individual and combined debt service coverage ratios and the Company was required to deposit an additional $35,000 to cure the default.

At June 30, 2005 and 2004, the Company had $0.5 million in outstanding letters of credit, which reduced the available borrowings under the Company's GE Line, and were used in lieu of lease deposits for equipment and facilities operated by Subsidiaries.

(5)     Employee Benefits

In January 1999, the compensation committee of the board of directors (the Board) of Peak adopted the 1998 Stock Incentive Plan (the 1998 Plan). The 1998 Plan provides for discretionary granting of: (i) "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended; (ii) stock options that do not constitute incentive stock options (nonstatutory stock options); (iii) restricted stock awards; (iv) phantom stock awards; and (v) stock appreciation rights, or any combination of the foregoing. All of the employees of the Company (including an employee who also may be a director of the Company) are eligible to participate in the 1998 Plan.  In July 2004, the Board amended the 1998 Plan to increase the number of shares of common stock that are available under the plan to 636,660 shares of stock.

The Company applies the intrinsic-value-based method of accounting prescribed by Accounting Principles Board Opinion No. 25 ("APB No. 25"), Accounting for Stock Issued to Employees, and related interpretations including the Financial Accounting Standards Board's ("FASB") Interpretation No. 44 ("FIN No. 44"), Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB No. 25, issued in March 2000, to account for its fixed plan stock options. Under this method, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeded the exercise price. Statement of Financial Accounting Standards No. 123 ("SFAS No. 123"), Accounting for Stock-Based Compensation, established accounting and disclosure requirements using a fair-value-based method of accounting for stock-based employee compensation plans. In December 2002, the FASB issued Statement of Financial Accounting Standards No. 148 ("SFAS No. 148"), Accounting for Stock-Based Compensation - Transition and Disclosure. The statement established amendments to the accounting and disclosure requirements of SFAS No. 123. As allowed by SFAS No. 148, the Company has elected to continue to apply the intrinsic-value-based method of accounting described above for the year ended December 31, 2004.

On December 16, 2004, the FASB issued SFAS No. 123(R), Share-Based Payment, that revises SFAS No. 123, Accounting for Stock-Based Compensation.  SFAS No. 123(R) requires an entity to recognize the cost of employee services received in exchange for awards of equity instruments based on the grant-date fair value of those awards.  This is similar to the fair-value method in SFAS No. 123. However, non-public companies would no longer be allowed to continue using the intrinsic-value-method of accounting prescribed by APB No. 25.  Pro forma disclosure is no longer an alternative and non-public companies are required to apply the prospective transition method as of the required effective date.  The effective date of the change will be as of the beginning of the first annual reporting period that begins after December 15, 2005 for non-public companies. Management believes the impact of the requirements will not be material to the Company's consolidated financial statements.

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Unaudited Consolidated Financial Statements

June 30, 2005 and 2004

The Company measures the compensation cost of its stock option grants using the intrinsic‑value‑based method of accounting as prescribed in APB No. 25. No compensation cost has been recognized for stock option grants. As allowed by SFAS No. 148, the Company has elected to continue to apply the intrinsic-value-based method of accounting, and has adopted the disclosure requirements of SFAS No. 148. Had the Company's compensation cost been determined using the fair-value-based method of accounting prescribed by SFAS No. 123, net income would have been as follows:

	For the
	Six Months Ended
	2005	2004
Net income as reported	$ 3,941,483	4,353,802
Net income pro forma	3,941,483	4,353,802

The fair value of each option grant is estimated on the date of the grant using the minimum-value method with the following assumptions used for grants in 2004: risk-free interest rate 4.24%, expected option term of ten years, a dividend yield of 0.0%, and volatility of 0.0%; and 2003: risk-free interest rate 4.36%, expected option term of ten years, a dividend yield of 0.0%, and volatility of 0.0%.

(6)     Capital Stock

          (a)     Redeemable Preferred Stock

Cumulative annual dividends on senior redeemable preferred stock outstanding of $14 per share are payable to holders of record when and if declared by the board of directors of Peak. Each share of senior redeemable preferred stock may be redeemed for a cash amount per share equal to $100 per share. There are $6.3 million in accrued dividends payable on the senior redeemable preferred stock at June 30, 2005.

Cumulative annual dividends on redeemable preferred stock outstanding of $10 per share are payable to holders of record when and if declared by the board of directors of Peak. Each share of redeemable preferred stock may be redeemed for a cash amount per share equal to $100 per share. The preferred shares have been recorded at their full redemption value, net of issuance costs, in the accompanying unaudited consolidated financial statements. There are $4.0 million in accrued dividends payable on the redeemable preferred stock at June 30, 2005.

          (b)     Stock Purchase Warrants

During 1998, Peak issued warrants to purchase 77,600 shares of Class A Common Stock, as adjusted for the four-for-one stock split, in connection with the purchase by a Subsidiary of two facilities located in Colorado. The warrants are exercisable by the holders at par value ($0.01) upon fulfillment of certain events. These warrants expire on May 29, 2005. Peak recorded these warrants at their fair value as a deferred financing fee, which is being amortized over the life of the debt underlying the facilities purchased.  These warrants were exercised in May 2005.

(7)     Commitments and Contingencies

          (a)     Legal Proceedings

PEAK MEDICAL CORPORATION
AND SUBSIDIARIES

Notes to Unaudited Consolidated Financial Statements

June 30, 2005 and 2004

Peak Medical Corporation and/or certain Subsidiaries are parties to lawsuits arising in the ordinary course of business, including claims that the Subsidiaries' services have resulted in injury or death to residents of the facilities ("professional liability claims"), claims relating to employment and claims relating to commercial matters.  Those professional liability claims may be: 1) substantially covered by insurance policies; 2) covered by insurance policies with deductible and self-insured retention provisions; 3) covered under an insurance policy in effect from June 2002 to June 2004 which has been exhausted; and/or 4) not covered by any insurance policy.  In certain states in which the Subsidiaries operate, insurance coverage for the risk of punitive damages or attorney fee awards is not available due to state law public policy prohibitions.  The Company cannot predict the outcome of such litigation or the cost resulting from an adverse outcome in any given case.  The Company intends, however, to defend all litigation vigorously.

          (b)     Compliance with Laws and Regulations

The healthcare industry is subject to numerous laws and regulations of federal, state, and local governments. These laws and regulations include, but are not necessarily limited to, matters such as licensure, accreditation, government healthcare program participation requirements, reimbursement for patient services, and Medicare and Medicaid fraud and abuse. Government activity continues with respect to investigations and allegations concerning possible violations of fraud and abuse statutes and regulations by healthcare providers. Violations of these laws and regulations could result in expulsion from government healthcare programs, together with the imposition of significant fines and penalties as well as significant repayments for patient services previously billed. Management believes that the Company is in compliance with fraud and abuse laws and regulations as well as other applicable government laws and regulations. Compliance with such laws and regulations can be subject to future review and interpretation as well as regulatory actions unknown or unasserted at this time.

          (c)     Insurance

The Company maintains general and professional liability insurance with respect to operations except in Oklahoma where it is self-insured.  With respect to operations in Colorado, the limits are $1.0 million per occurrence and $3.0 million in the aggregate, per facility, per year.  With respect to operations in Utah, New Mexico, Idaho, Montana and Wyoming, the limits are $1.0 million per occurrence and $3.0 million in the aggregate per facility, per year.  There is an overall policy aggregate limit of $20.0 million.

The Company carries workers' compensation coverage as required by each state in which the Company operates. The Company also maintains employee liability coverage with limits of $1.0 million per occurrence and $1.0 million per employee, per year.

The Company is self-insured with respect to a portion of health insurance benefits made available to its employees. Provisions for estimated claim payments are provided in the period of the related coverage.

(8)     Pending Merger

In May of 2005 Peak entered into the Merger Agreement pursuant to which Peak will merge with Pinnacle Acquisition Corp., a wholly owned subsidiary of Sun Healthcare Group, Inc. ("Sun"), which will result in Peak becoming a wholly owned subsidiary of Sun.  In the acquisition of Peak, the stockholders of Peak will receive up to 8,871,890 shares of Sun's Common Stock.  Sun will also assume options to acquire shares of Peak's capital stock and convert those options into options to acquire up to 103,834 shares of Sun's Common Stock.

Appendix A

[MTS LETTERHEAD]

Private and Confidential

                 May 16, 2005

Board of Directors
Sun Healthcare Group, Inc.
18331 Von Karman Avenue, Suite 400
Irvine, California 92612

Gentlemen:

          You have requested the opinion of MTS Health Partners, L.P. ("MTS") as to the fairness from a financial point of view to Sun Healthcare Group, Inc., a Delaware corporation ("Sun" or "Parent") of the Share Consideration (as defined below) to be paid by Parent to the holders of outstanding shares of capital stock, options and warrants of Peak Medical Corporation, a Delaware corporation ("Peak"), pursuant to the terms of the Agreement and Plan of Merger, to be entered into on and dated as of May 16, 2005 (the "Merger Agreement"), by and among Sun, Peak, Pinnacle Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent ("Merger Sub"), and the current stockholders of Peak.  Capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Merger Agreement.

          The Merger Agreement provides for the merger (the "Merger") of Peak with Merger Sub pursuant to which (i) Peak will become a wholly owned subsidiary of Parent, (ii) the outstanding shares of each class of Peak's capital stock (the "Peak Shares") will be converted into the right to receive an aggregate of up to 8,871,890 shares (collectively, the "Merger Shares") of the common stock, par value $0.01 per share, of Parent (the "Parent Common Stock"), (iii) the outstanding options issued by Peak to purchase shares of one or more classes of Peak's capital stock at an exercise price in excess of $1.50 per share will be canceled (the "Ineligible Peak Options"), and (iv) the outstanding options (other than the Ineligible Peak Options) issued by Peak to purchase shares of one or more classes of Peak's capital stock (together with the Peak Shares and the Ineligible Peak Options, the "Peak Securities") will be assumed by Parent and modified so that such options will be exercisable for an aggregate of up to 103,834 shares (collectively, the "Rollover Shares") of Parent Common Stock in lieu of shares of Peak's capital stock.  The Merger Shares and the Rollover Shares are collectively referred to as the "Share Consideration."  The Share Consideration is subject to adjustment under certain circumstances pursuant to the Merger Agreement.

          In arriving at our opinion, MTS has reviewed the final draft of the Merger Agreement, a copy of which is attached hereto as Appendix A. MTS has also reviewed business, financial and other information that were furnished to MTS by Parent and Peak, including information provided during discussions with both Parent's and Peak's management teams.  Included in the information provided during discussions with the respective managements were certain financial data and financial projections for Peak (and of Parent, on a standalone basis and on a combined basis with

Appendix A-1

Peak) prepared by Parent's management and certain financial data and financial projections of Peak prepared by Peak's management.  In addition, MTS has reviewed Parent's Annual Reports to Stockholders and Annual Reports on Form 10-K for the years ended December 31, 2003 and December 31, 2004, its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, and its Current Reports on Form 8-K for January 1, 2003 through March 31, 2005.  We have also reviewed the financial terms and consideration paid in certain other business combinations that we deemed relevant, and conducted such other financial studies, analyses, and investigations as we deemed appropriate for purposes of this opinion.  We note that our precedent transaction analysis was limited to two comparable transactions because these transactions were the only comparable transactions over the period that we considered relevant for our analysis for which the information necessary for our analysis was publicly available.

          In arriving at the opinion set forth below, MTS has assumed that (i) the executed Merger Agreement will be in all material respects identical to the final draft attached hereto as Appendix A, (ii) the aggregate amount of the Share Consideration to be paid in the Merger pursuant to the Merger Agreement as in effect on the date of execution of the Merger Agreement will not be increased, and (iii) the types of Share Consideration to be paid in the Merger pursuant to the Merger Agreement as in effect on the date of execution of the Merger Agreement will not be changed, adjusted or modified (in each case other than pursuant to pro rata recapitalization events with respect to the Parent Common Stock to the extent expressly contemplated in such Section 1.7 of the Merger Agreement).  We have also assumed that obtaining all regulatory and other approvals and third-party consents required for consummation of the Merger will not have an adverse impact on Parent, Peak or on the anticipated benefits of the Merger.  We have further assumed that the conditions precedent to the effectiveness of the Merger in the Merger Agreement are or will be satisfied in accordance with the terms of the Merger Agreement and have not been and will not be waived, modified or delayed beyond the date provided for in the Merger Agreement.  We express no opinion as to the price at which the Parent Common Stock will trade subsequent to the announcement or consummation of the Merger.  At the direction of Parent, we have not attributed any value to any limitation of Parent's net operating loss carryforwards that may occur as a result of the consummation of the transactions contemplated by the Merger Agreement.

          In rendering our opinion, MTS has relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to us by Parent or Peak or that was otherwise reviewed by us.  MTS has also assumed that Parent is not aware of any information prepared by or otherwise available to it, Peak or their respective advisors, that might be material to the opinion set forth below that has not been made available to MTS.  With respect to the financial projections and information concerning projected synergistic values and cost savings supplied to us (including the amount, timing and achievability thereof), MTS has relied on representations that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments as to the future operating and financial performance of Parent and Peak.  We assume no responsibility for and express no view as to such projections, values, savings, estimates or judgments, or the assumptions on which they are based.  We have not assumed any responsibility for making any independent evaluations or appraisals of any assets or liabilities (contingent or otherwise), nor have we been furnished with any such evaluations or appraisals.  In connection with our review, we have not assumed any

Appendix A-2

responsibility for independent verification of any of the foregoing information and have relied on such information being complete and accurate in all material respects.

          MTS' opinion set forth below is necessarily based on economic, market, financial and other conditions as they exist, and on the information made available to us, as of the date of this letter. It should be understood that, although subsequent developments may affect the conclusion reached in such opinion, MTS does not have any obligation to update, revise or reaffirm this opinion, unless otherwise mutually agreed to by MTS and Parent.  Our opinion does not address the decision of Parent's Board of Directors to proceed with Parent's acquisition of Peak via the Merger or whether any alternative transaction might produce superior benefits to Parent or its stockholders.  It is understood that this letter is for the information of the Board of Directors of Parent only in connection with its consideration of the acquisition and does not constitute a recommendation to Parent's Board of Directors or to any stockholder as to how such stockholder should vote on the proposal to approve the issuance of the Share Consideration in connection with the Merger.  In addition, our opinion does not address matters related to the relative allocation of the Share Consideration among the holders of the Peak Securities.

          As part of our investment banking services, we are regularly engaged in the valuation of businesses and securities in connection with mergers, acquisitions, and valuations for corporate and other purposes.  We have acted as Parent's financial advisor in connection with the Merger Agreement and will receive a fee for our services, a significant portion of which is contingent upon consummation of the Merger.  We will also receive a fee for rendering this opinion.  We have in the past and may in the future provide, investment banking and financial services to Parent and its subsidiaries, for which we have received, and expect to receive, compensation.

          Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, MTS is of the opinion that the Share Consideration to be paid by Parent in the Merger for the Peak Securities pursuant to the Merger Agreement is fair to Parent from a financial point of view.

Very truly yours,

MTS HEALTH PARTNERS, L.P.

By: /s/ CURTIS S. LANE
Curtis S. Lane Senior Managing Director

Appendix A-3

Appendix B

====================================================================

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

SUN HEALTHCARE GROUP, INC.,

PINNACLE ACQUISITION CORP.,

PEAK MEDICAL CORPORATION

AND

STOCKHOLDERS OF PEAK MEDICAL CORPORATION

Dated as of May 16, 2005

====================================================================

i

INDEX OF EXHIBITS & SCHEDULES

Exhibit A	Form of Stockholders Agreement	(See Appendix C to this Proxy Statement)

Exhibit B	Form of Registration Rights Agreement	(See Appendix D to this Proxy Statement)

Exhibit C	Form of Escrow Agreement	*

Exhibit D	Form of Certificate of Merger	*

Exhibit E	Form of Opinion of Counsel to Parent	*

Exhibit F	Form of Opinion of Counsel to Company	*

Schedule I	Distribution Percentages

______________________

*Available from Sun Healthcare Group, Inc. without charge upon request in writing.

INDEX OF COMPANY DISCLOSURE SCHEDULE

Section 2.2 (Capitalization of Company)
Section 2.3 (Subsidiaries and Equity Investments)
Section 2.6 (Consents and Approvals)
Section 2.7 (Financial Statements; Absence of Undisclosed Liabilities)
Section 2.8 (Absence of Certain Changes or Events; No Material Adverse Change)
Section 2.10 (Real Property)
Section 2.11 (Compliance with Laws)
Section 2.12 (Litigation)
Section 2.13 (Contracts)
Section 2.14 (Employee Plans; ERISA)
Section 2.15 (Intellectual Property)
Section 2.17 (Environmental Matters)
Section 2.18 (Accounts Receivable)
Section 2.19 (Transactions with Affiliates)
Section 2.22 (Assets)
Section 2.23 (Indebtedness)
Section 2.24 (Insurance)
Section 2.25 (No Agency Action or Enforcement)
Section 2.26 (Health Care Licenses and Permits)
Section 2.28 (Billing Practices)
Section 2.29 (Regulatory Compliance)
Section 2.30 (Third-Party Reimbursement)
Section 4.7 (Third Party Consents)
Section 4.10 (Employees)
Section 4.12 (Charter Indemnification Provisions)
Section 4.14 (Certain Payments)

INDEX OF PARENT DISCLOSURE SCHEDULE

Section 3.7 (Absence of Certain Changes or Events)
Section 3.8 (Litigation)
Section 3.12 (Tax Matters)
Section 3.15 (Compliance with Laws)
Section 3.16 (Insurance)
Section 4.1(b) (Conduct of Business by Parent)
Section 4.7 (Third Party Consents)

v

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of May 16, 2005 by and among Sun Healthcare Group, Inc., a Delaware corporation ("Parent"), Pinnacle Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (along with any of its successors by operation of law or otherwise "Merger Sub"), Peak Medical Corporation, a Delaware corporation ("Company") and the stockholders of Company set forth on the signature pages hereto (the "Stockholders").  Capitalized terms used herein are defined in Article IX hereof.

RECITALS

        A.     Upon the terms and subject to the conditions of this Agreement and in accordance with the Delaware General Corporation Law ("DGCL"), Parent and Company intend to enter into a business combination transaction.

        C.     The Board of Directors and the Stockholders of Company have (i) determined that the Merger is fair to, and in the best interests of, Company and its stockholders, and (ii) approved this Agreement, the Merger and the other transactions contemplated by this Agreement and the Transaction Documents.

        D.     The Board of Directors of Parent has (i) determined that the Merger is fair to, and in the best interests of, Parent and its stockholders, (ii) approved this Agreement, the Merger and the other transactions contemplated by this Agreement and the Transaction Documents, and (iii) determined to recommend that the stockholders of Parent approve the issuance of the Restricted Parent Common Stock (as defined below) in connection with the Merger.

        E.     Concurrent with the execution and delivery of this Agreement, the Stockholders and any person becoming a stockholder of Company prior to the Effective Date (as defined herein) shall execute and deliver the Stockholders Agreement in the form attached hereto as Exhibit A (the "Stockholders Agreement") and the Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement" and, together with the Stockholders Agreement, the "Ancillary Agreements").

        F.     The parties hereto intend that the Merger be treated as a reorganization pursuant to Section 368 of the Code.

        NOW, THEREFORE, in consideration of the covenants, promises and representations set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
THE MERGER

          1.1     The Merger.  At the Effective Time (as defined below) and subject to and upon the terms and conditions of this Agreement and the applicable provisions of the DGCL, Merger Sub shall be merged with and into Company (the "Merger"), the separate corporate existence of Merger Sub shall cease and Company shall continue as the surviving corporation and a wholly owned subsidiary of Parent.  Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."

          1.2     Effective Time; Closing.  Subject to the provisions of this Agreement, the parties hereto shall cause the Merger to be consummated by filing a Certificate of Merger in the form attached hereto as Exhibit D with the Secretary of State of the State of Delaware in accordance with the relevant provisions of DGCL (the "Merger Documents") (the time of such filing being the "Effective Time") as soon as practicable on or after the Closing Date (as herein defined).  The closing of the Merger (the "Closing") shall take place at the offices of O'Melveny & Myers LLP, Times Square Tower, 7 Times Square, New York, New York, at a time and date to be specified by the parties, which shall be no later than the third Business Day after the satisfaction or waiver of the conditions set forth in Sections 6.1(a), 6.1(c), 6.2(c) and 6.3(c) or at such other time, date and location as the parties hereto agree in writing (the "Closing Date").

          1.3     Effect of the Merger.  At the Effective Time, the effect of the Merger shall be as provided in this Agreement and the applicable provisions of the DGCL.  Without limiting the generality of the foregoing, at the Effective Time, all property, rights, privileges, powers and franchises of Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities and duties of Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation, all without further act or deed.

          1.4     Certificate of Incorporation; Bylaws.

                    (a)     At the Effective Time, the certificate of incorporation of Merger Sub shall become the certificate of incorporation of the Surviving Corporation.

                    (b)     At the Effective Time, the bylaws of Merger Sub shall become the bylaws of the Surviving Corporation until thereafter amended.

          1.5     Directors and Officers.  The initial directors of the Surviving Corporation shall be the directors of Merger Sub immediately prior to the Effective Time, to serve until their respective successors are duly elected or appointed and qualified.  The initial officers of the Surviving Corporation shall be the officers of Merger Sub immediately prior to the Effective Time, to serve until their respective successors are duly appointed.

          1.6     Escrow Agreement.  Parent shall establish and maintain an escrow (the "Escrow Account") comprised initially of 1,561,875 shares of Restricted Parent Common Stock, as adjusted for splits, reverse splits, stock dividends, subdivisions, reclassifications, exchanges, recapitalizations and the like (as so adjusted, the "Escrow Stock"), and shall designate and appoint U.S. Trust Company of California or such other escrow agent that is acceptable to Parent and the Stockholders Agent (as defined in the Stockholders' Agreement) in connection therewith (the "Escrow Agent") to serve in accordance with the Escrow Agreement attached as Exhibit C hereto (the "Escrow Agreement") to be entered into by and among Parent, the Escrow Agent and the Stockholders Agent at Closing.  Any disbursements of the Escrow Stock

Appendix B-2

to Parent or any other Parent Indemnified Party shall be treated as a reduction of the aggregate Merger Consideration under this Agreement.

          1.7     Merger Consideration.  The aggregate consideration (the "Merger Consideration") payable as a result of the Merger to all holders of Company's outstanding capital stock (the "Stockholders") shall be 8,871,890 shares of Restricted Parent Common Stock, as adjusted for splits, reverse splits, stock dividends, subdivisions, reclassifications, exchanges, recapitalizations and the like.

          1.8      [Reserved].

          1.9     Delivery of Merger Consideration.  At the Effective Time, the Merger Consideration shall be distributed by Parent as follows:

                    (a)     The Escrow Stock shall be delivered to the Escrow Agent in accordance with the provisions of Section 1.6; and

                    (b)     Subject to and in accordance with the provisions of Section 1.11 below (including, without limitation, the provisions regarding surrender and exchange of stock certificates), the number of shares of the Restricted Parent Common Stock remaining after deduction of the Escrow Stock will be delivered to the Stockholders.

          1.10     Conversion of Securities.  At the Effective Time, by virtue of the Merger and without any action on the part of Parent, Merger Sub, Company or the holders of any of Company's securities, options or warrants, the following shall occur:

                    (a)     Conversion of Company Stock; Distribution of Merger Consideration to the Stockholders.  All issued and outstanding shares of each class of Company's capital stock (collectively, the "Company Stock"), other than shares, if any, held by persons who have not voted such shares for approval of the Merger and have perfected dissenters' rights in accordance with Delaware Law ("Dissenting Shares"), shall be converted into and exchanged for the right to receive the Merger Consideration to be distributed pursuant to Section 1.9, in the amounts and/or percentages set forth on Schedule I (the "Distribution Percentages").  Company covenants and agrees that it will provide an updated and final Schedule I no later than five (5) Business Days prior to the Closing that reflects the Distribution Percentages that will apply at the Closing.  All Company Stock that is owned by Company as treasury stock immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof.

                    (b)     Conversion of Merger Sub Shares.  Each issued and outstanding share of common stock of Merger Sub shall be converted into and thereafter represent the corresponding number of shares of common stock of the Surviving Corporation so that all issued and outstanding shares of common stock of the Surviving Corporation are owned by Parent immediately following the Closing.

                    (c)     Conversion of Company Stock Options.  Each outstanding Company Stock Option shall be converted to an option to purchase Parent Common Stock, as set forth in Section 4.9.

Appendix B-3

                    (d)     Dissenters' Rights.  Any Dissenting Shares shall not be converted into the right to receive Merger Consideration but shall instead be converted into the right to receive such consideration as may be determined to be due with respect to such Dissenting Shares pursuant to Delaware Law.  Company agrees that, except with the prior written consent of Parent, or as required under Delaware Law, it will not voluntarily make any payment with respect to, or settle or offer to settle, any such purchase demand.  Each holder of Dissenting Shares ("Dissenting Stockholder") who, pursuant to the provisions of Delaware Law, becomes entitled to payment of the fair value for shares of Company Stock shall receive payment therefor (but only after the value therefor shall have been agreed upon or finally determined pursuant to such provisions) in accordance with Delaware Law.  If, after the Effective Time, any Dissenting Shares shall lose their status as Dissenting Shares, Parent shall deliver, upon surrender by such Stockholder of a certificate or certificates representing shares of Company Stock, the amount of Merger Consideration to which such Stockholder would otherwise be entitled under this Section 1.10.

                    (e)     Fractional Shares.  No fractional Restricted Parent Common Stock will be issued to Stockholders in connection with the Merger.  The number of Restricted Parent Common Stock issuable to a Stockholder who would otherwise be entitled to a fraction thereof (after aggregating all fractional shares to be received by such Stockholder) shall be rounded down to the next lowest whole number.  In lieu of fractional shares, each holder of shares of Company Stock who would otherwise be entitled to a fraction of a share of Parent Common Stock (after aggregating all fractional shares of Parent Common Stock to be received by such holder) shall receive from Parent an amount of cash (rounded up to the nearest whole cent) equal to the product of (i) such fraction, multiplied by (ii) the Average Stock Price.

          1.11     Surrender and Exchange of Certificates.

                    (a)     Exchange Procedures At Closing.  At Closing or as soon thereafter as practicable, the Stockholders shall deliver to Parent certificate or certificates (the "Certificates") (or an indemnity of lost certificate(s) in accordance with Section 1.13) which immediately prior to the Effective Time represent outstanding shares of Company Stock which shares shall be converted into the right to receive Merger Consideration.  Each Certificate shall be duly endorsed for transfer and shall be accompanied by all other documents reasonably required by Parent to effect the transfer of the Certificate (and underlying shares) to Parent for cancellation. Parent shall promptly deliver to each Stockholder who has so delivered such Certificates and such other documents (and who shall otherwise be eligible to receive Merger Consideration under this Agreement), the Merger Consideration with respect to the shares represented by such Certificates.

                    (b)     Exchange Procedures Subsequent To Closing.  To the extent that any Stockholder fails to deliver at Closing Certificates (or an indemnity of lost certificate(s) in accordance with Section 1.13 below), until surrendered to Parent, any such Certificate will be deemed from and after the Effective Time, for all corporate purposes, to represent only the right to receive, upon surrender, the Merger Consideration issuable in exchange for Company Stock represented by such Certificate in accordance with the provisions of this Agreement.

Appendix B-4

                    (c)     Dissenting Shares.  The provisions of this Section 1.11 shall also apply to Dissenting Shares that lose their status as such, except that the obligations of Parent under this Section 1.11 shall commence on the date of loss of such status and the holder of such shares shall be entitled to receive in exchange for such shares the amount of Merger Consideration and cash in lieu of fractional shares payable pursuant to this Agreement.

                    (d)     Withholding Rights.  To the extent that any portion of the Merger Consideration is paid in cash, Parent shall be entitled to deduct and withhold from such Merger Consideration such amounts as Parent is required to deduct and withhold with respect to the making of such payment under the Code, or any provision of state, local or foreign tax law.

                    (e)     No Liability.  Neither Parent, Merger Sub nor the Surviving Corporation, nor any of their respective directors, officers, employees or agents, shall be liable to any Stockholder for Merger Consideration (or dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

          1.12     No Further Ownership Rights in Company Stock.  On the Business Day immediately preceding the Effective Time, the stock transfer books of Company shall be closed, and thereafter there shall be no further registration of transfers on the stock transfer books of Company Stock that were outstanding immediately prior to such time.  If, after such time, Certificates are presented to Parent or Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article I.

          1.13     Lost, Stolen or Destroyed Certificates.  In the event any Certificates shall have been lost, stolen or destroyed, Parent shall issue in exchange therefor, upon the making of an affidavit of that fact by the holder thereof, such Merger Consideration and cash in lieu of fractional shares as the holder thereof may be entitled to receive pursuant to the terms of this Agreement; provided, however, that Parent or the Surviving Corporation may, in their respective sole discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver an agreement of indemnification in form and substance reasonably satisfactory to Parent and the Surviving Corporation.

          1.14     Parent's Board of Directors.  As of the Effective Time, (a) Parent shall increase the size of its Board of Directors (the "Parent Board") to enable it to appoint Michael Foster and John Hindelong (the "Director Designees") as members of the Parent Board and (b) the Parent Board shall appoint each of the Director Designees to the Parent Board, to serve in such capacities until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Parent and the Stockholders Agreement.

          1.15     Taking of Necessary Action; Further Action.  If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of Company, the officers and directors of Company and the Surviving Corporation are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action, so long as such action is not inconsistent with this Agreement.

Appendix B-5

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF COMPANY

          As a material inducement to Parent and Merger Sub to enter into this Agreement, Company represents and warrants to Parent and Merger Sub as follows:

          2.1     Corporate Organization.  Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  Company has furnished to Parent a true, complete and correct copy of its Certificate of Incorporation and By-Laws, as amended to the date hereof (the "Company Charter Documents").  Company has all requisite corporate power and authority to own or lease its properties and assets and to conduct its business as now conducted.  Company is qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to do so would not have a Material Adverse Effect on Company.

          2.2     Capitalization of Company.  The entire authorized capital stock of Company consists of (i) 10,000,000 shares of common stock, par value $0.01 per share of which, as of the date hereof, (A) 8,000,000 have been designated Class A Common Stock, of which 3,186,780 shares are issued and outstanding and (B) 2,000,000 have been designated Class B Common Stock, of which 514,100 shares are issued and outstanding, and (ii) 246,000 shares of preferred stock, par value $0.01 per share of which (A) 188,500 have been designated Senior Redeemable Preferred Stock, of which 185,604 shares are issued and outstanding and (B) 57,500 have been designated Redeemable Preferred Stock, of which 57,500 shares are issued and outstanding.  All of the issued and outstanding shares of Company have been duly authorized, and are validly issued, fully paid, and non-assessable, free and clear of all Liens.  Section 2.2 of the Company disclosure schedule attached hereto (the "Company Disclosure Schedule") sets forth a complete and accurate list of all holders of outstanding Preferred Stock and Common Stock and the number of shares of Preferred Stock and Common Stock held by each such holder.  Except as set forth in Section 2.2 of the Company Disclosure Schedule, there are no outstanding or authorized options, warrants, purchase rights, subscription rights, conversion rights, exchange rights, rights of first refusal, preemptive rights, or other contracts or commitments that could require Company to issue, sell, or otherwise cause to become outstanding any of its capital stock.  There are no outstanding or authorized stock appreciation, phantom stock, profit participation or similar rights with respect to Company.  All outstanding shares of Company Stock have been, and all of the Company Stock Options will be, issued and granted in all material respects in compliance with applicable securities law and other requirements of law.

          2.3     Subsidiaries and Equity Investments.  Except as set forth in Section 2.3 of the Company Disclosure Schedule, Company has no Subsidiaries.  Each Subsidiary listed in Section 2.3 of the Company Disclosure Schedule is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction or incorporation and has all requisite corporate power and authority to own or lease its properties and assets and to conduct its business as now conducted.  Each Subsidiary listed in Section 2.3 of the Company Disclosure Schedule is qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualification necessary, except where the failure to do so would not

Appendix B-6

have a Material Adverse Effect on Company.  Company owns, directly or indirectly, all of the outstanding capital stock of each Subsidiary, free and clear of all Liens.  Section 2.3 of the Company Disclosure Schedule lists all authorized and outstanding capital stock of each Subsidiary.  There are no options, warrants, agreements, conversion rights, preemptive rights or other rights to subscribe for, purchase or otherwise acquire any of the capital stock of Subsidiary.  Neither Company nor any of its Subsidiaries has agreed nor is obligated to make nor is bound by any written, oral or other agreement, contract, subcontract, lease, binding understanding, instrument, note, option, warranty, purchase order, license, sublicense, insurance policy, benefit plan, commitment or undertaking of any nature, as of the date hereof or as may hereafter be in effect, under which it may become obligated to make, any future investment in or capital contribution to any other entity.  Neither Company nor any of its Subsidiaries directly or indirectly owns any equity or similar interest in or any interest convertible, exchangeable or exercisable for, any equity or similar interest in, any corporation, partnership, joint venture or other business, association or entity (other than Company's ownership of equity interests in each Subsidiary).

          2.4     Corporate Authority, Etc.  Company has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder.  The execution and delivery of this Agreement and the performance of Company's obligations hereunder have been duly authorized by the Board of Directors and Stockholders, and no other corporate proceedings on the part of Company are necessary to authorize such execution, delivery and performance.  This Agreement has been duly executed and delivered by Company and, assuming the due authorization, execution and delivery hereof by Parent and Merger Sub, is a valid and legally binding obligation of Company, enforceable against Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, receivership, moratorium or other laws relating to or affecting the rights and remedies of creditors generally and to general equitable principles (regardless of whether at law or in equity).

          2.5     No Conflict.  Subject to receipt of the consents, waivers, authorizations and approvals or the making of the declarations or filings referred to in Section 2.6, the execution, delivery and performance by Company of this Agreement will not (a) violate Applicable Law applicable to Company or any of its Subsidiaries or any order, judgment or decree of any court, Governmental Entity, or arbitrator to which Company or any of its Subsidiaries is subject, (b) violate the Company Charter Documents or similar organizational documents of any of its Subsidiaries, (c) violate, conflict with or constitute (or, with due notice or lapse of time or both, result in) a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, any provision of any contract, lease, loan agreement, mortgage, security agreement, trust indenture, license or other agreement or instrument to which Company or any of its Subsidiaries is a party or by which it is bound and which is (A) material to the conduct of the Business or (B) reasonably likely to materially impair the ability of Company to perform its obligations hereunder, or (d) result in the creation or imposition of a Lien on any of the properties or assets of Company or any of its Subsidiaries.

          2.6     Consents and Approvals.  Except for the applicable requirements of the Hart-Scott-Rodino Antitrust Improvement Act of 1976, as amended (the "HSR Act"), and the filing of the Merger Documents as required by the DGCL, and except as set forth in Section 2.6 of the

Appendix B-7

Company Disclosure Schedule, no consent, waiver, authorization or approval of any Governmental Entity, or of any other Person, and no declaration to or filing with any such Governmental Entity, is required in connection with the execution and delivery of this Agreement by Company or the performance by Company of its obligations hereunder.

          2.7     Financial Statements; Absence of Undisclosed Liabilities.

                    Except as set forth in Section 2.7 of the Company Disclosure Schedule:

                    (a)     Section 2.7 of the Company Disclosure Schedule sets forth (i) the audited consolidated balance sheets of Company as of December 31, 2004, 2003 and 2002 and the related consolidated statements of operations, stockholders' equity and cash flows for the three years ended December 31, 2004 (including the related notes thereto) of Company, prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (the "Audited Financial Statements") and the unaudited consolidated balance sheets of Company as of the quarter ended March 31, 2005 and 2004 and the related consolidated statements of operations, stockholders' equity and cash flows for the quarter ended March 31, 2005 and 2004 (the "Interim Financial Statements").  The Audited Financial Statements and the Interim Financial Statements are true, complete and correct, and present fairly and in accordance with GAAP, the consolidated financial position and consolidated results of operations of Company as of December 31, 2004, 2003 and 2002 and for the periods ended March 31, 2005 and 2004 (provided that unaudited quarterly financial statements lack footnote disclosure and are subject to year-end audit adjustments, which will not be material).

                    (b)     The Working Capital of the Company and its Subsidiaries as of December 31, 2004 and April 30, 2005 was, and as of the Closing Date will be, sufficient in all material respects for the operation of the Business in the ordinary course and, as of the Closing Date, there will  have been no material adverse change in such Working Capital.

                    (c)     There are no "Variable Interest Entities," as defined in Financial Accounting Standards Board Interpretation No. 46R ("FIN 46"), which either Company or any of its Subsidiaries is required to consolidate under FIN 46.

                    (d)     Company maintains proper and adequate controls which provide assurance that (i) transactions are executed with management's authorization, (ii) transactions are recorded as necessary to permit preparation of the consolidated financial statements of Company and to maintain accountability for Company's consolidated assets, (iii) access to the assets of Company and its Subsidiaries is permitted only in accordance with management's authorization, (iv) the reporting of the assets of Company and its Subsidiaries is compared with existing assets at regular intervals and (v) accounts, notes and other receivables and inventory are recorded accurately and proper and adequate procedures are implemented to effect the collection thereof on a current and timely basis.

          2.8     Absence of Certain Changes or Events; No Material Adverse Change.  Except as set forth in Section 2.8 of the Company Disclosure Schedule, since December 31, 2004, neither Company nor any of its Subsidiaries (a) has incurred any liabilities or obligations whether absolute, contingent, accrued or otherwise) of any nature other than liabilities,

Appendix B-8

obligations or contingencies (i) which are accrued or reserved against in the Audited Financial Statements or (ii) which were incurred in the ordinary course and consistent with past practices, (b) has taken any action of a type referred to in Section 4.1 of this Agreement that would have required the consent of Parent if such action were to have been taken during the period between the date hereof and the Closing Date, or (c) suffered any change, event or circumstance that has or is reasonably likely to have a  Material Adverse Effect on Company.

          2.9     Tax Matters.

                    (a)     Company and each of its Subsidiaries has filed or caused to be filed in a timely manner all Tax Returns required to be filed by or with respect to Company or any of its Subsidiaries, and has paid in full all Taxes (whether or not shown on any Tax Return) owed by it for all taxable periods (or portions thereof) ending on or prior to the Closing Date.  All such Tax Returns are true, accurate and complete in all respects.  Except for the extension for filing of Company's consolidated annual tax return to September 15, 2005, neither Company nor any of its Subsidiaries is presently the beneficiary of any extension of time within which to file any Tax Return.  No claim, or notice of a claim, has ever been made in writing by an authority in a jurisdiction where Company or any of its Subsidiaries does not file Tax Returns indicating that Company or any of its Subsidiaries is or may be subject to taxation by that jurisdiction.  There are no Liens for Taxes (other than Taxes not yet due and payable) upon any of the assets of Company or any of its Subsidiaries.  The books and records of Company and its Subsidiaries (including the most recent Financial Statements) accurately reflect all unpaid Taxes of Company and its Subsidiaries as of the date hereof.

                    (b)     Neither Company nor any of its Subsidiaries is a party to any claim, dispute, audit, pending action or proceeding, nor is any such claim, dispute, action or proceeding threatened in writing by any governmental entity, for the assessment or collection of any Taxes, and no claim for the assessment or collection of any Taxes has been asserted in writing against Company or any of its Subsidiaries that has not been settled with all amounts due having been paid.

                    (c)     Company and each of its Subsidiaries has withheld and paid all proper and accurate amounts of Taxes from its employees, independent contractors, creditors, stockholders and other third parties in compliance in all material respects with all withholding and similar provisions of any Tax laws.

                    (d)     Neither Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, in either case relating to a Tax year that remains subject to audit.

                    (e)     Neither Company nor any of its Subsidiaries has any income or gain reportable for a taxable period ending after the Closing Date but attributable to (i) a transaction (e.g., an installment sale) occurring in, or (ii) a change in accounting method made for, a taxable period beginning prior to the Closing Date which resulted in a deferred reporting of income or gain from such transactions or a timing difference in the reporting of income or gain between Tax and GAAP accounting methods or from such change in accounting method.

Appendix B-9

                    (f)     Neither Company nor any of its Subsidiaries has been a United States real property holding corporation within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).

                    (g)     Neither Company nor any of its Subsidiaries is or has been since January 1, 1998, a member of a combined, consolidated, affiliated or unitary group for Tax purposes (other than the group of which Company is the common parent).

                    (h)     Except as set forth in Section 2.9 of the Company Disclosure Schedule, Company and each of its Subsidiaries has delivered to Parent true, correct and complete copies of (i) all material Tax Returns filed by or on behalf of Company and each of its Subsidiaries for all completed Tax years of Company and each of its Subsidiaries ending after December 31, 2001, and (ii) all ruling request, private letter rulings, notices of proposed deficiencies, closing agreements, settlement agreements, Tax opinions, and similar documents or communication sent or received since such date by Company or any of its Subsidiaries relating to Taxes.

                    (i)     Neither Company nor any of its Subsidiaries is a party to any Tax sharing indemnity or similar agreement (other than an agreement among Company and one or more of its Subsidiaries) allocating Tax liability that will not be terminated on the Closing Date without any future liability to Company or any of its Subsidiaries (including for past Taxes).

                    (j)     Neither Company nor any of its Subsidiaries has agreed to, nor is required to, make any adjustments or changes after the Closing Date, to its accounting methods pursuant to Section 481 of the Code (or similar provisions of state, local, or foreign law), and neither the Internal Revenue Service (the "IRS") nor any Taxing authority has proposed in writing any such adjustments or changes in the accounting methods of Company or any of its Subsidiaries.

                    (k)     Neither Company nor any of its Subsidiaries is a party to any understanding or arrangement described in Section 6111(c), Section 6111(d) or Section (d)(2)(C)(ii) of the Code, or has "participated" in a potentially abusive Tax transaction with in the meaning of Treasury Regulations Section 1.6011-4.

                    (l)     Neither Company nor any of its Subsidiaries is a distributing corporation or a controlled corporation in a transaction intended to be governed by Section 355 of the Code.  All mergers, spin-offs, transfers of assets or any other kind of transactions that may qualify as a corporate reorganization for Tax purposes consummated by the Stockholders with respect to Company or any Subsidiary, or by Company or any of its Subsidiaries, have been made and continue to be in compliance with all applicable Tax laws.  The consummation of the transaction contemplated by this Agreement will not affect the Tax treatment of such transaction.

                    (m)     No Tax asset or attribute of Company or any of its Subsidiaries is currently subject to a limitation in Section 382 or 383 of the Code or similar provision of state, local, or foreign law.

                   (n)     None of the assets or properties of Company nor any of its Subsidiaries is (i) Tax-exempt use property under Section 168(h) of the Code; (ii) Tax-exempt bond financed property under Section 168(g) of the Code; (iii) limited use property under Revenue Procedure

Appendix B-10

2001-28; or (iv) treated as owned by any Person, other than Company or any of its Subsidiaries, under Section 168 of the Code.

          2.10     Real Property.

                    (a)     Section 2.10 of the Company Disclosure Schedule contains a true, complete and correct list of each parcel of real property owned by Company or its Subsidiaries along with a corresponding street address for each parcel and a description of any improvements thereon.  Company and its Subsidiaries have good, valid, marketable and fee simple title to each parcel of owned real property, free and clear of any Liens.  Company and its Subsidiaries have made available to Parent copies of each deed for each parcel of owned real property and all title insurance policies and surveys relating to the owned real property.

                    (b)     Section 2.10 of the Company Disclosure Schedule lists all real property that each of Company and its Subsidiaries leases or subleases from any other Person.  Except as set forth in Section 2.10 of the Company Disclosure Schedule, with respect to each lease and sublease listed Section 2.10 of the Company Disclosure Schedule, the lease or sublease is legal, valid, binding, enforceable, and in full force and effect in all material respects and such leases or subleases will not cease to be legal, valid, binding, enforceable and in full force and effect as a result of the consummation of the transactions contemplated by the Transaction Documents.

                    (c)     Company and its Subsidiaries are in peaceful and undisturbed possession of each parcel of real estate leased thereby.  There exist no contractual or legal restrictions that preclude or materially restrict Company's or such Subsidiary's ability to use such leased real estate for the purposes for which they are currently being used by Company or such Subsidiary.

                    (d)     There are no (i) condemnation proceedings by any Governmental Entity affecting any portion of the leased premises; (ii) any special assessment by any Governmental Entity affecting any portion of the leased real property; or (iii) pending or, to Company's Knowledge, threatened enforcement proceedings by any Governmental Entity relating to an alleged zoning violation affecting any portion of the leased premises.

          2.11     Compliance with Laws.  Except as set forth in Section 2.11 of the Company Disclosure Schedule, each of Company and its Subsidiaries has conducted and continue to conduct the Business in compliance with all Applicable Laws, except where noncompliance would not reasonably be expected to have a Material Adverse Effect on Company.  Since January 1, 2002, none of Company or any of its Subsidiaries has received written or verbal notice from any Governmental Entity alleging, or to the Company's Knowledge, has been under investigation with respect to, any violations of Applicable Law, except as set forth in Section 2.11 of the Company Disclosure Schedule.

          2.12     Litigation.  Except as set forth in Section 2.12 of the Company Disclosure Schedule, there is no action, claim, suit, arbitration, proceeding or, to Company's Knowledge, investigation by or before any Governmental Entity or arbitration tribunal pending, or to Company's Knowledge, threatened against or affecting Company or any of its Subsidiaries that, individually or in the aggregate, has had or, if determined adverse to the Company or any of its Subsidiaries, would reasonably be expected to have a Material Adverse Effect on Company.

Appendix B-11

Except as set forth in Section 2.12 of the Company Disclosure Schedule, there are no outstanding judgments, decrees, injunctions or orders of any Governmental Entity or arbitration tribunal by which Company or any of its Subsidiaries or any of their respective assets or properties are bound that (i) enjoin or compel any activity by Company or any of its Subsidiaries, (ii) would reasonably be expected to interfere with consummation of the Merger or (iii) have had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Company.

          2.13     Contracts.  Except as set forth in Section 2.13 of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries is a party to or bound by:

                    (a)     any employment, severance, retention or consulting agreement, contract or commitment with any officer, director or employee, other than those that are terminable by Company or Subsidiary on no more than thirty (30) days' notice without liability or financial obligation to Company or Subsidiary;

                    (b)     any employee equity agreement or plan, including, without limitation, any stock option plan, stock appreciation right plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement;

                    (c)     any agreement of indemnification or any guaranty except (i) those entered into with vendors, providers and Third Party Payors in the ordinary course of business consistent with past practice, and (ii) guaranties by Company of ordinary course obligations of its Subsidiaries;

                    (d)     any agreement with any "business associates" as such term is defined in the Health Insurance Portability and Accountability Act of 1996 ("HIPAA");

                    (e)     any Medicaid or Medicare reimbursement contract or agreement involving any Governmental Entity;

                    (f)     any agreement, contract or commitment currently in force relating to the disposition or acquisition by Company or any of its Subsidiaries after the date of this Agreement of any assets not in the ordinary course of business or pursuant to which Company or any of its Subsidiaries has any ownership interest in any corporation, partnership, joint venture or other business enterprise;

                    (g)     any agreement with a Third Party Payor that is material, on an individual basis, to any one facility or that accounts for more than $5,000,000 in revenue to the Company or any of its Subsidiaries;

                    (h)     any mortgages, indentures, guarantees, loans or credit agreements, security agreements or other agreements or instruments, in each case, relating to the borrowing of money in excess of $25,000 in any one instance by Company or any of its Subsidiaries or extension of credit to Company or any of its Subsidiaries;

Appendix B-12

                    (i)     any settlement agreement that includes continuing obligations on the Company or any of its Subsidiaries or involving aggregate payments in excess of $25,000 entered into within three (3) years prior to the date of this Agreement;

                    (j)     any contracts or agreements that limit or restrict Company or Subsidiary, or to Company's Knowledge, any of its officers or employees whose annual compensation exceed $100,000 per annum from engaging in the business of Company or Subsidiary;

                    (k)     any contract, agreement or commitment requiring Company or any of its Subsidiaries to register the resale of the Company Stock or securities under federal or state securities laws;

                    (l)     any powers of attorney or comparable delegations of authority granted by Company or any of its Subsidiaries, except with respect to financing documents evidencing secured Liens and real property leases;

                    (m)     any contract or commitment for capital expenditures having a remaining balance in excess of $25,000;

                    (n)     any lease with respect to any property, real or personal (involving more than $25,000 per annum), whether as lessor or lessee;

                    (o)     any contract, agreement or commitment that calls for the sale of any of the property or assets of, or calls for the acquisition of property or assets by, Company or Subsidiary exceeding $25,000; or

                    (p)     in addition to the foregoing, any other agreement, contract or commitment not specifically identified or excluded above that requires Company or its Subsidiaries to pay in excess of $50,000 or entitles Company or its Subsidiaries to receive in excess of $50,000.

        Neither Company nor any of its Subsidiaries, nor to Company's Knowledge any other party to a Company Contract (as defined below), is in breach, violation or default under, and neither Company nor any of its Subsidiaries has received notice that it has breached, violated or defaulted under, any of the material terms or conditions of any of the agreements, contracts or commitments to which Company or any of its Subsidiaries is a party or by which it is bound that are required to be disclosed in the Company Disclosure Schedule (any such agreement, contract or commitment, a "Company Contract") in such a manner as would permit any other party to cancel or terminate any such Company Contract, or would permit any other party to seek damages or other remedies, except as set forth in Section 2.13 of the Company Disclosure Schedule.  Furthermore, Company has made available to Parent all material agreements pertaining to facilities which are not otherwise included as Company Contracts.

          2.14     Employee Plans; ERISA.

                    (a)     Except as set forth in Section 2.14 of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries is a party to any written employment agreement with any employee entitled to compensation exceeding $100,000 per annum.

Appendix B-13

                    (b)     Except as set forth in Section 2.14 of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries is a party to any collective bargaining agreement.

                    (c)     Set forth in Section 2.14 of the Company Disclosure Schedule is a list of (i) all material employee benefit plans (as defined in Section 3.3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), and (ii) all profit sharing, stock bonus, pension, 401(k), ESOP, savings, medical, dental, disability, life or accident insurance, bonus, incentive, stock option, restricted stock, phantom stock, stock appreciation right, deferred compensation, severance, vacation and other similar compensation or employee benefit plans, funds, programs or arrangements, which are sponsored or maintained by Company or any of its Subsidiaries for the benefit of, the employees or former employees of Company or any of its Subsidiaries or under which Company or any of its Subsidiaries has or may reasonably be expected to have any present or future liability (directly or indirectly) (the plans referred to in clauses (i) and (ii) being collectively referred to as the "Plans").  Company has delivered the following documents to the Parent with respect to each Plan: (1) correct and complete copies of all documents embodying such Plan, including (without limitation) all amendments thereto, and all related trust documents, (2) a written description of any Plan that is not set forth in a written document, (3) the most recent summary plan description together with the summary or summaries of material modifications thereto, if any, (4) the three most recent annual actuarial valuations, if any, (5) all IRS or Department of Labor ("DOL") determination, opinion, notification and advisory letters, (6) the three most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, (7) all material correspondence to or from any Governmental Entity received in the last three years, (8) all discrimination tests for the most recent three plan years, and (9) all material written agreements and contracts currently in effect, including (without limitation) administrative service agreements, group annuity contracts, and group insurance contracts.

                    (d)     Except as disclosed in Section 2.14 of the Company Disclosure Schedule, each of the Plans has been administered in compliance with the terms of such Plan and in compliance in all material respects with the requirements of all applicable statutes, orders and governmental rules and regulations currently in effect, including, but not limited to, the Code and ERISA.

                    (e)     Except as disclosed in Section 2.14 of the Company Disclosure Schedule, there are no audits, inquiries or proceedings pending or, to Company's Knowledge, threatened by the IRS or DOL with respect to any Plans.  All contributions, reserves or premium payments required to be made or accrued as of the date hereof to the Plans have been timely made or accrued.  Any Plan intended to be qualified under Section 401(a) of the Code and each trust intended to be tax-exempt under Section 501(a) of the Code has obtained a favorable determination letter or still has a remaining period of time under applicable Treasury Regulations or IRS pronouncements in which to apply for such letter and to make any amendment necessary to obtain such a favorable determination.  To Company's Knowledge, nothing has occurred and no condition exists that could result in the disqualification of any Plan intended to be qualified under Section 401(a) of the Code.  Neither Company nor any of its Subsidiaries has any commitment to establish any new Plan or to modify any Plan (except to the extent required by law or to conform any such Plan to the requirements of any applicable law).

Appendix B-14

                    (f)     Except as disclosed in Section 2.14 of the Company Disclosure Schedule, neither Company, any of its Subsidiaries nor any member of a controlled group of corporations, trades or businesses (as defined in Section 414 (b) or (c) of the Code) that includes or included Company or any of its Subsidiaries (an "ERISA Affiliate") has at any time ever maintained, established, sponsored, participated in, or contributed to any plan subject to Title IV of ERISA or Section 412 of the Code and at no time has Company, any of its Subsidiaries or any ERISA Affiliate contributed to or been required to contribute to any "multiemployer plan," as such term is defined in ERISA or to any plan described in Section 413(c) of the Code.  Neither Company nor any of its Subsidiaries is subject to any material liability or penalty under Sections 4975 through 4980B of the Code or Title I of ERISA.  To Company's Knowledge, no material "prohibited transaction," within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Plan.

                    (g)     None of the Plans promises or provides medical or other welfare benefits to any former employee of Company or any of its Subsidiaries except as required by Section 4980B of the Code and neither Company nor any of its Subsidiaries has represented, promised or contracted (whether in oral or written form) to provide such retiree benefits to any employee, former employee, director, consultant or other person, except to the extent required by Section 4980B of the Code.

                    (h)     Except as disclosed in Section 2.14 of the Company Disclosure Schedule, (i) neither Company nor any of its Subsidiaries is bound by or subject to (and none of its respective assets or properties is bound by or subject to) any arrangement with any labor union and (ii) no employee of Company or Subsidiary is represented by any labor union or covered by any collective bargaining agreement and, to Company's Knowledge, no campaign to establish such representation is in progress.  There is no pending or, to Company's Knowledge, threatened labor dispute involving Company or any of its Subsidiaries and any group of its employees nor has Company or any of its Subsidiaries experienced any labor interruptions over the past three (3) years.  Company and each Subsidiary are in compliance in all material respects with all applicable material foreign, federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment and wages and hours.

                    (i)     Except as disclosed in Section 2.14(i) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (alone or together with any other event which, standing alone, would not by itself trigger such entitlement or acceleration) will (i) result in any payment (including severance, unemployment compensation, golden parachute, bonus or otherwise) becoming due to any director or employee of Company or any of its Subsidiaries under any Plan or otherwise, (ii) materially increase any funding of or benefits otherwise payable under any Plan, or (iii) result in the acceleration of the time of payment or vesting of any such benefits.  There is no contract, plan or arrangement covering any employee or former employee of Company or any of its Subsidiaries that, individually or collectively, would reasonably be expected (regardless of whether an employee continues to be employed following the Closing Date) to give rise to the payment as a result of the transactions contemplated by this Agreement of any amount that would not be deductible by Company or such Subsidiary by reason of Section 280G of the Code.

Appendix B-15

                    (j)     To Company's Knowledge and based upon the explicit requirements of Section 409A of the Code and the guidance issued by the IRS pursuant to Notice 2005-1, as revised on January 5, 2005, except as set forth in Section 2.14 of the Company Disclosure Schedule, each Plan that is a "nonqualified deferred compensation plan" (as defined in Section 409A(d)(1) of the Code) has been operated in material compliance with Section 409A of the Code.

          2.15     Intellectual Property.

                    (a)     A true, complete and correct list of all Registered Intellectual Property of Company and each Subsidiary thereof is set forth in Section 2.15 of the Company Disclosure Schedule.  Company or any Subsidiary thereof owns or possesses adequate licenses or other rights to use all such Registered Intellectual Property, and no rights thereto have been granted to others by Company or any Subsidiary thereof.  Except as set forth in Section 2.15 of the Company Disclosure Schedule, no patents, trademarks, service marks, trade names or copyrights are necessary to conduct or to continue the business of Company or any Subsidiary thereof as heretofore conducted.  All such Registered Intellectual Property is free and clear of all Liens (except Permitted Liens) and no such Registered Intellectual Property is subject to any outstanding order, decree, judgment, stipulation or charge.  The use by Company or any of its Subsidiaries of the Registered Intellectual Property does not infringe upon or otherwise violate the rights of others, and none of the Registered Intellectual Property is being infringed upon by others, except for any such infringements which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.  No one has asserted to Company or any Subsidiary thereof that Company's or Subsidiary's use of any Registered Intellectual Property infringes the patents, trade secrets, trade names, trademarks, service marks, copyrights or other intellectual property rights of any other Person.

                    (b)     Section 2.15 of the Company Disclosure Schedule lists all contracts, licenses and agreements to which Company and each of its Subsidiaries is a party that are currently in effect (i) with respect to Intellectual Property licensed or offered by Company or any of its Subsidiaries to any third party or (ii) pursuant to which a third party has licensed or transferred any Intellectual Property to Company or any of its Subsidiaries.  The contracts, licenses and agreements listed in Section 2.15 of the Company Disclosure Schedule are in full force and effect.  The consummation of the transactions contemplated by this Agreement will neither violate nor result in the breach, modification, cancellation, termination, or suspension of such contracts, licenses and agreements except for such noncompliance or breaches which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  Company and each of its Subsidiaries is in compliance with, and has not breached any term of, any such contracts, licenses and agreements except for such noncompliance or breaches which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and, to Company's Knowledge, all other parties to such contracts, licenses and agreements are in compliance with, and have not breached any term of, such contracts, licenses and agreements except for such noncompliance or breaches which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          2.16     Brokers and Finders.  Other than Cain Brothers & Company, LLC, none of Company or any of its Subsidiaries has any liability or obligation to pay any fees or

Appendix B-16

commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.  A true and correct copy of the engagement letter of Cain Brothers & Company, LLC has been provided to Parent.

          2.17     Environmental Matters.  Except as described in Section 2.17 of the Company Disclosure Schedule:

                    (a)     Company and each of its Subsidiaries is in compliance in all material respects with all applicable Environmental Laws.

                    (b)     Company and each of its Subsidiaries possesses and complies in all material respects with all Permits, and other authorizations that are required pursuant to Environmental Laws to operate the Business as it currently operates.

                    (c)     Neither Company nor any of its Subsidiaries has received written notice of violations or liabilities arising under Environmental Laws and relating to the operation of the Business.

                    (d)     Neither Company nor any of its Subsidiaries has assumed or undertaken any liability or corrective or remedial obligation of any other Person arising under Environmental Laws.

                    (e)     To Company's Knowledge, no capital expenditures are required or proposed in order for Company and each of its Subsidiaries to maintain compliance with existing or proposed Environmental Laws.

                    (f)     No condition exists at any facility owned or, to Company's Knowledge, any facility used, leased or operated by Company or any of its Subsidiaries (or, to Company's Knowledge, at any facility formerly owned, used, leased or operated by Company or any of its Subsidiaries) that would reasonably be expected to require reporting, investigation, remediation or monitoring under any Environmental Law.

                    (g)     Neither Company nor any of its Subsidiaries has entered into or agreed to, nor does Company or any of its Subsidiaries currently intend to, enter into or agree to, any consent decree or order, and Company and its Subsidiaries are not subject to any material obligation imposed by any judgment, decree or judicial or administrative order relating to compliance with, or the cleanup of Hazardous Substances under, any applicable Environmental Laws with respect to the Business.

                    (h)     Neither Company nor any of its Subsidiaries has been party to any administrative or judicial proceeding under any applicable Environmental Laws at any time.

                    (i)      (x) neither Company nor any of its Subsidiaries has received written notice that there has been or is to be asserted any claim, obligation, or Loss of whatever kind or nature, contingent or otherwise, incurred or imposed or based upon any provision of any Environmental Law and arising out of any act or omission of Company or any of its Subsidiaries, their respective employees, agents or representatives or arising out of the ownership, use, control or operation by Company and the Subsidiaries of any plant, facility, site, area or property

Appendix B-17

(including, without limitation, any plant facility, site, area or property currently or previously owned or leased by Company) from which any Hazardous Substances were released into the environment (the term "release" meaning any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing into the environment, by the Business and or any third-party, and the term "environment" meaning any surface or ground water, drinking water supply, soil, surface or subsurface strata or medium, or the ambient air, including indoor air) and (y) there has been no release or threatened release of Hazardous Substances on, under, in, from or about any property (whether owned or leased) of Company or any of its Subsidiaries or otherwise related to the operations of Company or any of its Subsidiaries, nor has Company or any of its Subsidiaries disposed or arranged for the disposal of Hazardous Substances on any third-party property that would reasonably be expected to subject Company or a Subsidiary to material liability under any Environmental Law.

                    (j)     Neither Company nor any of its Subsidiaries is in material violation of, or, is the subject of, any enforcement action by any Governmental Entity under, the Medical Waste Tracking Act, 42 U.S.C. §§. 6992 et seq., or any other Applicable Law dealing with the generation, handling, storage, transportation, or Disposal of medical wastes or requiring training related to any such activities ("Medical Waste Laws").  Neither Company nor any of its Subsidiaries has received any written notice of any investigation or inquiry by any Governmental Entity under the Medical Waste Laws.

                    (k)     All written environmental site assessments and audits concerning existing or former facilities owned, used, leased or operated by Company or any of its Subsidiaries, and in the possession or control of Company or any of its Subsidiaries, have been disclosed and made available to Parent.

          2.18     Accounts Receivable.  Except to the extent reserved against in the Interim Financial Statements (as such reserve is adjusted in the ordinary course of business consistent with past practices between the date of the Interim Financial Statements and the Closing Date), all accounts receivable of Company and each Subsidiary (i) are valid, existing and collectible in a manner consistent with Company's and Subsidiary's past practice, (ii) represent monies due in the ordinary course of business and (iii) except as disclosed in Section 2.18 of the Company Disclosure Schedule, are not subject to any refunds, recoupments or adjustments or any defenses, contractual rights of set-off, assignment, contractual restrictions, security interests or other encumbrances.

          2.19     Transactions with Affiliates.  Except as set forth in Section 2.19 of the Company Disclosure Schedule, no director, officer or other Affiliate or "associate" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the "Exchange Act")) of Company or any of its Subsidiaries or, to Company's Knowledge, any person with whom any such director, officer or other Affiliate or associate has any direct or indirect relation by blood, marriage or adoption, or, to Company's Knowledge, any entity in which any such director, officer or other Affiliate or associate, owns any beneficial interest (other than a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than 1% of the stock of which is beneficially owned by all such Persons) has any interest in (i) any contract, arrangement or understanding with Company or any of its Subsidiaries, or relating to the

Appendix B-18

business or operations of Company or any of its Subsidiaries, (ii) any loan, arrangement, understanding, agreement or contract for or relating to Indebtedness of Company or any of its Subsidiaries, or (iii) any property (real, personal or mixed), tangible or intangible, used or currently intended to be used in, the business or operations of Company or any of its Subsidiaries.

          2.20     Section 203 of the DGCL Not Applicable.  The Board of Directors of Company has approved the Merger and the transactions contemplated by this Agreement, and such approval is sufficient so that the restrictions relating to "business combinations" contained in Section 203 of the DGCL will not apply to the execution, delivery or performance of this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement.

          2.21     Tax Matters.  Company and each Subsidiary are not aware of any agreement, plan or other circumstance that would prevent the Merger from constituting a reorganization under Section 368 of the Code.

          2.22     Assets.  Each of Company and its Subsidiaries has good and marketable title to, or a valid leasehold interest in, the assets reflected on the Audited Financial Statements for fiscal year ended December 31, 2004 or acquired since the date thereof (the "Assets"), except (a) assets disposed of in the ordinary course of business since the date of the Audited Financial Statements for fiscal year ended December 31, 2004, and (b) as set forth in Section 2.22 of the Company Disclosure Schedule attached hereto.  Such assets are free and clear of all Liens, other than Permitted Liens and as set forth in Section 2.22 of the Company Disclosure Schedule, and are sufficient to allow Company and its Subsidiaries to conduct the Business in substantially the same manner as and where it is currently conducted.  All Assets necessary for the conduct of the Business as currently conducted by Company and its Subsidiaries and owned by Company and its Subsidiaries having a book value of at least $5,000 are usable in the ordinary course of business.

          2.23     Indebtedness.  Except as set forth in Section 2.23 of the Company Disclosure Schedule, as of the date of this Agreement, Company and its Subsidiaries have no outstanding Indebtedness.

          2.24     Insurance.  Section 2.24 of the Company Disclosure Schedule contains a description of each insurance policy currently maintained by Company and its Subsidiaries with respect to their respective properties, assets and business, which policies shall remain in full force and effect through the Closing Date.  All such policies are in full force and effect and, to the Knowledge of Company, no event has occurred that would, by the terms of the policy, give any insurance carrier a right to terminate any such policy prior to its expiration.

          2.25     No Agency Action or Enforcement.  Except as set forth in Section 2.25 of the Company Disclosure Schedule:

                    (a)     none of Company or any of its Subsidiaries is currently, with respect to any Government Entity, party to any consent decree, judgment, order, or settlement that (i) requires the payment of money by Company or any of its Subsidiaries to any Government Entity, or (ii)

Appendix B-19

requires or prohibits any activity by Company or any of its Subsidiaries; and which, in the case of either (i) or (ii) of this sentence, is either punitive in nature, or serves as a civil penalty.

                    (b)     (i)     neither Company's nor any of its Subsidiaries' right to receive reimbursements pursuant to any Government Program or Private Program has been terminated or otherwise materially adversely affected as a result of any investigation or action which is known to Company by any Government Entity or Third-Party Payor;

                         (ii)     to Company's Knowledge, neither Company or any of its Subsidiaries has, during the past two years, been the subject of any inspection, investigation, survey, audit, monitoring or other form of review by any Governmental Entity, trade association, professional review organization, accrediting organization or certifying agency based upon any alleged improper activity, nor has Company or any of its Subsidiaries received any notice of deficiency during the past two years in connection with their respective operations, any of which related to a matter that involves (A) a possible substantial overpayment relating to any Federal health care program, (B) a reasonable possibility of a violation of 42 U.S.C. Sections 1320a-7a or 1320a-7b or other criminal or civil law related to any Federal health care program for which penalties or exclusion may be authorized under such law, or (C) the imposition of remedies, including civil monetary penalties (collectively, "Material Deficiencies"); and

                         (iii)     Company has not received any outstanding deficiencies or work orders of any Governmental Entity having jurisdiction over Company or any of its Subsidiaries, or requiring conformity to any applicable agreement or Applicable Law, including but not limited to, the Government Programs and Private Programs, any of which related to a matter that involves a Material Deficiency.

          2.26     Health Care Licenses and Permits.

                    (a)     Except as set forth in Section 2.26 of the Company Disclosure Schedule, all Health Care Licenses and other Permits necessary for the conduct of the Business as currently conducted: (i) have been obtained, are in effect and are set forth in Section 2.26 of the Company Disclosure Schedule and will remain in full force and effect upon consummation of the transactions contemplated by the Transaction Documents; (ii) are valid and in good standing in each jurisdiction in which such Health Care Licenses or other Permits were issued or are operable; and (iii) have not been subject to revocation or forfeiture by any Government Entity, except, in each clause (i)-(iii), for such Health Care Licenses and other Permits whose absence would not reasonably be expected to have a Material Adverse Effect.

                    (b)     Except as set forth in Section 2.26 of the Company Disclosure Schedule, neither Company nor any of its Subsidiaries is party to any order or legal or administrative proceeding with respect to any of the Health Care Licenses or any other Permits of Company or its Subsidiaries.  Neither Company nor any of its Subsidiaries has received written notice of any action pending or recommended by any Government Entity (or in the case of accreditation, the accrediting body) having jurisdiction over a Health Care License or other Permit to revoke, withdraw or suspend any such Health Care License or Permit.  To Company's Knowledge, no event has occurred which, with the giving of notice, the passage of time, or both, would

Appendix B-20

constitute grounds for a material violation, order or deficiency with respect to any Health Care License or other Permit or give rise to a right to revoke, withdraw or suspend any such Health Care License or other Permit.

          2.27     HIPAA Compliance.  Company and its Subsidiaries have established and implemented such policies, programs, procedures, contracts and systems, as are necessary to bring Company and its Subsidiaries into compliance with HIPAA; Title II, Subtitle F, Sections 261-264, Public Law 104-191; and the Standards for Privacy of Individually Identifiable Health Information, 45 C.F.R. Parts 160-164 as of the effective dates of such laws, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.

          2.28     Billing Practices.  All bills for professional and related services submitted by or on behalf of Company or its Subsidiaries to any federal or state health plan, or any private payor, including any Third-Party Payors, have been submitted in compliance with all Applicable Laws except where any failure to so comply (either individually or in the aggregate) would not reasonably be expected to have a Material Adverse Effect.  Company and each Subsidiary has paid or caused to be paid all known and undisputed refunds, overpayments, discounts or adjustments which have become due pursuant to such reports and billings and has not, to Company's Knowledge, claimed or received reimbursements from Government Programs or Private Programs in excess of amounts permitted by law.  Except as set forth in Section 2.28 of the Company Disclosure Schedule, (a) there are no pending appeals, adjustments, challenges, audits, inquiries, litigation or notices of intent to audit with respect to such prior reports or billings, and (b) during the last two years neither Company nor any of its Subsidiaries has been audited or surveyed, or otherwise examined by, any Government Program or Private Program.

          2.29     Regulatory Compliance.

                    (a)     Those Company and Subsidiary entities that hold provider numbers with Medicare or Medicaid (the "Providers") are qualified as participating providers under the programs in which they participate.  None of the Providers has received any written notice indicating that such qualification has been terminated or withdrawn.  The Providers have timely filed all claims or other reports required to be filed with respect to the purchase of products or services by Third-Party Payors in the ordinary course of business, except where the failure to file such claims and reports would not, individually or in the aggregate, be reasonably likely to have a Material Adverse Effect, and all such claims or reports are complete and accurate in all material respects.

                    (b)     Except as set forth in Section 2.29 of the Company Disclosure Schedule, no members of the boards of directors (and, to the Company's Knowledge no employees) of Company or any of its Subsidiaries have been convicted of or charged with a Medicare, Medicaid, other Federal Health Care Program (as defined in 42 U.S.C. § 1320a-7b(f)), or other Government Program related offense, or convicted of or charged with a violation of federal or state law related to fraud, theft, embezzlement, breach of fiduciary responsibility, financial misconduct, obstruction of an investigation or controlled substances.  No members of the boards of directors (and, to the knowledge of Company no employees) of Company or any of its Subsidiaries have been excluded or suspended from participation in Medicare or Medicaid, or

Appendix B-21

other Government Program, or have been debarred, suspended or are otherwise ineligible to participate in federal programs.

                    (c)     None of Company or any of its Subsidiaries, or any of Company's or Subsidiaries' respective directors, officers, or, to Company's Knowledge, employees, has directly or indirectly made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment (other than legal concessions, travel and entertainment or other legal items arising in the ordinary course of business) to any Person, regardless of form, whether in money, property or services, including without limitation: (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, or (iii) to obtain special concessions or for special concessions already obtained, for or in respect of Company or any Affiliate thereof.

          2.30     Third-Party Reimbursement.  Company or each Subsidiary set forth in Section 2.30 of the Company Disclosure Schedule as having a provider number is certified for participation and reimbursement under Titles XVIII and XIX of the Social Security Act, the CHAMPUS Program, and the TriCare Program (Medicare, Medicaid, CHAMPUS and TriCare programs and such other similar federal, state or local reimbursement or governmental programs for which the Business is eligible are hereinafter referred to collectively as the "Government Programs"). Such entities have current provider numbers and provider agreements for such Government Programs and with such private non-governmental programs, including without limitation any private insurance program, under which it directly or indirectly is presently receiving payments (such non-governmental programs herein referred to as "Private Programs").

          2.31     Company Information.  The information relating to Company to be contained in the Proxy Statement to be delivered to stockholders of Parent in connection with the solicitation of their approval of the issuance of the Restricted Parent Common Stock pursuant to this Agreement, as of the date the Proxy Statement is mailed to stockholders of Parent, and up to and including the date of the meeting of stockholders of Parent to which such Proxy Statement relates, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
OF PARENT AND MERGER SUB

        As a material inducement to Company and the Stockholders to enter into this Agreement, Parent and Merger Sub, jointly and severally, represent and warrant to Company and the Stockholders as follows:

          3.1     Organization and Qualification; Subsidiaries.  Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power and authority to own, lease and operate its assets and properties and to carry on its business as it is now being conducted.  Each of Parent and Merger Sub is qualified as a foreign corporation to do business, and is in

Appendix B-22

good standing, in each jurisdiction where the character of the properties owned or leased by it or the nature of its activities makes such qualification necessary, except for such failures to be so would not have a Material Adverse Effect on Parent.

          3.2     Certificate of Incorporation and Bylaws.  Parent has previously furnished to Company true, complete and correct copies of its Certificate of Incorporation and Bylaws as amended to date (together, the "Parent Charter Documents").

          3.3     Capitalization.  The authorized capital stock of Parent consists of (i) 50,000,000 shares of Parent Common Stock and (ii) 10,000,000 shares of preferred stock, $0.01 par value per share ("Parent Preferred Stock").  At the close of business on May 1, 2005, (i) 15,326,176 shares of Parent Common Stock were issued and outstanding, (ii) 10,182 shares of Parent Common Stock were held in treasury by Parent or by Subsidiaries of Parent, (iii) 908,301 shares of Parent Common Stock were reserved for future issuance pursuant to Parent's employee stock purchase plan, (iv) 905,190 shares of Parent Common Stock were reserved for issuance upon the exercise of outstanding options to purchase Parent Common Stock, (v) 91,920 shares of Parent Common Stock were reserved for future issuance pursuant to Parent's plan of reorganization filed with the bankruptcy court on November 7, 2001 and (vi) 2,017,897 shares of Parent Common Stock were reserved for future issue upon the exercise of outstanding warrants to purchase Parent Common Stock.  No shares of Parent Preferred Stock are issued or outstanding.  The authorized capital stock of Merger Sub consists of 1,000 shares of common stock, par value $0.001 per share, all of the issued and outstanding shares of which, as of the date hereof, are held of record by Parent.  All of the outstanding shares of Parent's and Merger Sub's respective capital stock have been duly authorized and validly issued and are fully paid and nonassessable.  All shares of Parent Common Stock subject to issuance as aforesaid, upon issuance on the terms and conditions specified in the instruments pursuant to which they are issuable, shall, and the shares of Restricted Parent Common Stock to be issued pursuant to the Merger will be, duly authorized, validly issued, fully paid and nonassessable.  All outstanding shares of Parent Common Stock, all outstanding Parent Stock Options, and all outstanding shares of capital stock of Merger Sub have been issued and granted in all material respects in compliance with applicable securities laws and other requirements of law.

          3.4     Authority Relative to this Agreement.  Each of Parent and Merger Sub has the corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements, and to carry out its obligations hereunder, subject to obtaining the approval of the issuance of the Restricted Parent Common Stock under this Agreement by the stockholders of Parent.  The execution and delivery of this Agreement and the Ancillary Agreements by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action on the part of Parent and on the part of Merger Sub, and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize such execution, delivery or performance, other than the approval of the stockholders of Parent of the issuance of Restricted Parent Common Stock under this Agreement and subject only to the filing of the Merger Documents pursuant to DGCL.  Each of this Agreement and the Ancillary Agreements has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by Company, constitutes a legal and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as

Appendix B-23

may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights generally, or by general equitable principles (regardless of whether enforcement is sought in a proceeding at law or in equity).  The Parent Board has approved the Merger and the transactions contemplated by this Agreement, and such approval is sufficient so that the restrictions relating to "business combinations" contained in Section 203 of the DGCL will not apply to the execution, delivery or performance of this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement.  There is no provision comparable to Section 203 of the DGCL under the California General Corporation Law.

          3.5     No Conflict; Required Filings and Consents.

                    (a)     Subject to receipt of the consents, waivers, authorizations and approvals or the making of the declarations or filings referred to in Section 3.5(b), the execution, delivery and performance by Parent and Merger Sub of this Agreement and the Ancillary Agreements will not (a) violate any Applicable Law or any order, judgment or decree of any court, Governmental Entity, or arbitrator to which Parent or Merger Sub is subject, (b) violate the Parent Charter Documents or similar organizational documents of Merger Sub, (c) violate, conflict with or constitute (or, with due notice or lapse of time or both, result in) a default under, or result in the acceleration of or entitle any party to accelerate (whether after the giving of notice or lapse of time or both) any obligation under, any provision of any contract, lease, loan agreement, mortgage, security agreement, trust indenture, license or other agreement or instrument to which Parent or Merger Sub is a party or by which it is bound and which is (A) material to the conduct of the Business or (B) reasonably likely to materially impair the ability of Parent or Merger Sub to perform its obligations hereunder or under the Ancillary Agreements, or (d) result in the creation or imposition of a Lien on any of the properties or assets of Parent or Merger Sub.

                    (b)     The execution and delivery of this Agreement by Parent and Merger Sub do not, and the performance of this Agreement by Parent and Merger Sub shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity except (i) for applicable requirements of the HSR Act, the Securities Act, the Exchange Act, state securities and Blue Sky laws, the rules and regulations of the NASDAQ National Market, and the filing of the Merger Documents as required by the DGCL and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, (x) would not prevent consummation of the Merger or otherwise prevent Parent or Merger Sub from performing their respective obligations under this Agreement or the Ancillary Agreements or (y) except for the receipt of Material Consents, would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on Parent or materially impair the ability of Parent or Merger Sub to perform their duties hereunder or under the Ancillary Agreements.

          3.6     SEC Filings; Financial Statements.

                    (a)     Parent has made available to Company a true, correct and complete copy of each report, schedule, registration statement and definitive proxy statement filed by Parent with the Securities and Exchange Commission (the "SEC") on or after January 1, 2005 (the "Parent SEC Reports"), which are all the forms, reports and documents required to be filed by Parent with the SEC since January 1, 2005.  The Parent SEC Reports (i) were prepared in accordance

Appendix B-24

with the requirements of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), or the Exchange Act, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  None of Parent's subsidiaries is required to file any reports or other documents with the SEC.

                    (b)     Each set of financial statements (including, in each case, any related notes thereto) contained in the Parent SEC Reports was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited statements, do not contain footnotes as permitted by Form 10-Q of the Exchange Act) and each fairly presents the consolidated financial position of Parent and its subsidiaries at the respective dates thereof and the consolidated results of its operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal year-end adjustments which were not or are not expected to be material in amount.

                    (c)     Parent has made available to Company a complete and correct copy of any amendments or modifications, which have not yet been filed with the SEC but which are required to be filed, to agreements, documents or other instruments which previously had been filed by Parent with the SEC pursuant to the Securities Act or the Exchange Act.

          3.7     Absence of Certain Changes or Events.  Except as set forth in Section 3.7 of the Parent disclosure schedule attached hereto (the "Parent Disclosure Schedule"), since December 31, 2004, neither Parent nor any of its Subsidiaries (a) has incurred any liabilities or obligations whether absolute, contingent, accrued or otherwise) of any nature other than liabilities, obligations or contingencies, (i) that are accrued or reserved against in the financial statements contained in the SEC Reports or (ii) that were incurred in the ordinary course and consistent with past practices, (b) has taken any action of a type referred to in Section 4.1(b) of this Agreement that would have required the consent of Company if such action were to have been taken during the period between the date of this Agreement and the Closing Date, or (c) suffered any change, event or circumstance that has or is reasonably likely to have a  Material Adverse Effect on Parent.

          3.8     Litigation.  Except as set forth in Section 3.8 of the Parent Disclosure Schedule, there are no actions, suits, proceedings or investigations pending or, to the knowledge of Parent, threatened against Parent or any of its Subsidiaries which would reasonably be expected to interfere with the consummation of the Merger or the transactions contemplated by the Ancillary Agreements or to have a Material Adverse Effect on Parent.

          3.9     Brokers.  Except for MTS Health Partners, L.P., Parent has no liability or obligation to pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.  Parent shall be solely responsible for the payment of fees and expenses of MTS Health Partners, L.P.

Appendix B-25

          3.10     Board Approval.  The Board of Directors of each of Parent and Merger Sub has, as of the date of this Agreement, unanimously (i) determined that the Merger is fair to, and in the best interests of, Parent and its stockholders, (ii) approved this Agreement and the Ancillary Agreements, the Merger and the other transactions contemplated by this Agreement and the Ancillary Agreements, and (iii) determined to recommend that the stockholders of Parent approve the issuance of the Restricted Parent Common Stock pursuant to this Agreement.

          3.11     Merger Sub Operations.  Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has not (a) engaged in any business activities, (b) conducted any operations other than in connection with the transactions contemplated hereby or (c) incurred any liabilities other than in connection with the transactions contemplated hereby.

          3.12     Tax Matters.

                    (a)     Except as set forth in Section 3.12 of the Parent Disclosure Schedule, Parent and each of its Subsidiaries has filed or caused to be filed in a timely manner all income and other material Tax Returns required to be filed by or with respect to Parent or any of its Subsidiaries, and has paid in full all Taxes shown on such Tax Returns.  All such Tax Returns are true, accurate and complete in all material respects.

                    (b)     Except as set forth in Section 3.12 of the Parent Disclosure Schedule, neither Parent nor any of its Subsidiaries is a party to any claim, dispute, audit, pending action or proceeding, nor is any such claim, dispute, action or proceeding threatened in writing by any governmental entity, for the assessment or collection of any income Taxes, and no claim for the assessment or collection of any income Taxes has been asserted in writing against Parent or any of its Subsidiaries that has not been settled with all amounts due having been paid.

                    (c)     Parent and each of its Subsidiaries are not aware of any agreement, plan or other circumstance that would prevent the Merger from constituting a reorganization under Section 368 of the Code.

          3.13     Parent Proxy Statement Information.  The information relating to Parent to be contained in the Proxy Statement to be delivered to stockholders of Parent in connection with the solicitation of their approval of the issuance of the Restricted Parent Common Stock pursuant to this Agreement, as of the date the Proxy Statement is mailed to stockholders of Parent, and up to and including the date of the meeting of stockholders to which such Proxy Statement relates, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Proxy Statement will comply, as of its mailing date, as to form, in all material respects with all Applicable Laws, including the Exchange Act.

          3.14     Parent Common Stock.  At the Effective Time, the Restricted Parent Common Stock to be issued pursuant to the Merger will be free of preemptive rights and, except as contemplated by the Transaction Documents, free and clear of all Liens created by or through Parent, with no personal liability attaching to the ownership thereof.  Assuming the accuracy of

Appendix B-26

the representation and warranties of the Stockholders contained in the Registration Rights Agreement, the issuance of the Restricted Parent Common Stock to be issued pursuant to the Merger will not require registration under the Securities Act or qualification under any applicable state securities laws.

          3.15     Compliance with Laws.  Except as set forth in Section 3.15 of the Parent Disclosure Schedule, each of Parent and its Subsidiaries has conducted and continues to conduct its business in compliance with all Applicable Laws, except where the failure would not reasonably be expected to have a Material Adverse Effect on Parent.  To Parent's Knowledge, since January 1, 2002, none of Parent or its Subsidiaries has been under investigation with respect to or has received written or verbal notice from any Governmental Entity alleging any violations of Applicable Law, except as set forth in Section 3.15 of the Parent Disclosure Schedule and except such investigations and notices which would not reasonably be expected to have a Material Adverse Effect.  To Parent's Knowledge, none of the material Permits of Parent and its Subsidiaries will require a filing by Parent, any of its Subsidiaries or the Stockholders as a result of the issuance of the Restricted Parent Common Stock pursuant to the Merger, other than notice filings after consummation of the Merger.

          3.16     Insurance.  Section 3.16 of the Parent Disclosure Schedule contains a description of each insurance policy and self-insurance arrangement currently maintained by Parent and its Subsidiaries with respect to their respective properties, assets and business, which policies shall remain in full force and effect through the Closing Date.  All such policies are in full force and effect in all material respects and to the knowledge of Parent, no event has occurred that would, by the terms of the policy, give any insurance carrier a right to terminate any such policy prior to its expiration.

ARTICLE IV
COVENANTS

          4.1     Conduct of Business by Company and the Parent.

                    (a)     During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, each of Company and its Subsidiaries shall, except to the extent that Parent shall otherwise consent in writing, carry on its business, in the ordinary course in all material respects, and use its commercially reasonable efforts consistent with past practices and policies to (i) preserve intact its present business organization, (ii) keep available the services of its present officers and employees and (iii) preserve its relationships with customers, suppliers, distributors, licensors, licensees, and others with which it has business dealings.  In addition, except as expressly permitted by the terms of this Agreement, without the prior written consent of Parent, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Company shall not, and it shall cause each Subsidiary not to, do any of the following:

                            (i)     waive any stock repurchase rights, accelerate, amend or change the period of exercisability of options or reprice options granted under any employee, consultant,

Appendix B-27

director or other stock plans or authorize cash payments in exchange for any options granted under any of such plans;

                            (ii)     grant any severance or termination pay to any officer or employee except pursuant to written agreements or severance programs outstanding on the date hereof and as previously disclosed in writing to Parent, or adopt any new severance plan;

                            (iii)     transfer or license to any Person or entity or otherwise extend, amend or modify any rights to the material Intellectual Property of Company or any of its Subsidiaries other than in the ordinary course of business consistent with past practice, or enter into grants to transfer or license to any Person future patent rights other than in the ordinary course of business consistent with past practices, provided that in no event shall Company or any of its Subsidiaries license on an exclusive basis or sell any of its material Intellectual Property;

                            (iv)     declare, set aside or pay any dividends on or make any other distributions (whether in cash, stock, equity securities or property) in respect of any capital stock or split, combine or reclassify any capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any capital stock;

                            (v)     except pursuant to any restricted stock agreement existing on the date of this Agreement and included in the Company Disclosure Schedule, purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Company;

                            (vi)     except upon the exercise of options or warrants, issue, deliver, sell, authorize, pledge or otherwise encumber or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible, exchangeable or exercisable into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible, exchangeable or exercisable into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible, exchangeable or exercisable securities or enter into any transaction that would require any change to Section 2.2 of the Company Disclosure Schedule;

                            (vii)     cause, permit or propose any amendments to the Company Charter Documents or to the organizational documents of any of its Subsidiaries;

                            (viii)     acquire or agree to acquire by merging or consolidating with, or by purchasing any equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof; or otherwise acquire or agree to acquire any assets, in each case, outside the ordinary course of Company's or any of its Subsidiaries' business consistent with past practice;

                            (ix)     sell, transfer, lease, license, mortgage, encumber or otherwise dispose of any of Company's or any of its Subsidiaries' properties or assets other than in the ordinary course of business consistent with past practice or permit any Permit to lapse or expire that is material to any facility;

Appendix B-28

                            (x)     except with respect to borrowings under the Company's existing revolving credit facility or purchase money obligations not in excess of $25,000 in any one case made in the ordinary course of business consistent with past practice, incur any Indebtedness or guarantee any such Indebtedness of another person (other than guarantees of obligations of Subsidiaries in the ordinary course of business), issue or sell any debt securities or options, warrants, calls or other rights to acquire any debt securities of Company or any of its Subsidiaries, enter into any "keep well" or other agreement to maintain any financial statement condition or enter into any arrangement having the economic effect of any of the foregoing;

                            (xi)     adopt or amend any employee benefit plan, policy or arrangement, any employee stock purchase or employee stock option plan, or enter into any employment contract with any employee or collective bargaining agreement except to the extent required by Applicable Law, pay any special bonus or special remuneration to any director or employee, other than at-will employees receiving bonuses not in excess of $10,000, or increase the salaries or wage rates or fringe benefits (including rights to severance or indemnification) of its directors or officers or employees generally other than in the ordinary course of business consistent with past practice;

                            (xii)     enter into any leases for new or existing equipment which equipment has a value in excess of $25,000 in any one instance;

                            (xiii)     except as required by GAAP, revalue any of its assets or make any change in accounting methods, principles or practices;

                            (xiv)     engage in any action that would cause the Merger to fail to qualify as a "reorganization" under Section 368 of the Code, whether or not otherwise permitted by this Article IV;

                            (xv)     take any action that will extend the exercise period of any stock option or cause the vesting period of any stock option to accelerate under any circumstances, regardless of whether such circumstances are to occur before or after the Effective Time, or otherwise amend the terms of any stock option;

                            (xvi)     enter into any joint venture or partnership arrangement;

                            (xvii)     except as required by its terms, amend in any material respect or terminate any Company Contract or enter into any new Company Contract;

                            (xviii)     enter into any transactions, contracts, agreements or arrangements between Company or any of its Subsidiaries, on the one hand, and any Stockholder or any Affiliate of any Stockholder on the other hand, other than the reimbursement of reasonable fees and expenses incurred in the ordinary course consistent with past practice;

                            (xix)     materially accelerate the collection of the accounts receivable or materially delay the payment of the accounts payable;

Appendix B-29

                            (xx)     maintain in effect (or replace upon expiration), until superseded by policies of Parent, all casualty, public liability and other insurance policies maintained by Company and its Subsidiaries on the date hereof relating to their properties and assets; or

                            (xxi)     agree in writing or otherwise to take any of the actions described in Section 4.1(a)(i) through (xx) above.

                       (b)     During the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, each of Parent and its Subsidiaries shall, except to the extent that Company shall otherwise consent in writing or as expressly described below or in Section 4.1(b) of the Parent Disclosure Schedule, carry on its business in the ordinary course in all material respects.  In addition, except as expressly permitted by the terms of this Agreement or as described on Section 4.1(b) of the Parent Disclosure Schedule, without the prior written consent of Company, during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement pursuant to its terms or the Effective Time, Parent shall not, and it shall cause each Subsidiary not to, do any of the following:

                            (i)     purchase, redeem or otherwise acquire, directly or indirectly, any shares of capital stock of Parent, except in connection with Parent's existing employee benefit plans (including the 'cashless' exercise of stock options and the withholding of shares for income tax purposes);

                            (ii)     in the case of Parent, issue, deliver, sell, authorize, pledge or otherwise encumber or propose any of the foregoing with respect to, any shares of capital stock or any securities convertible, exchangeable or exercisable into shares of capital stock, or subscriptions, rights, warrants or options to acquire any shares of capital stock or any securities convertible, exchangeable or exercisable into shares of capital stock, or enter into other agreements or commitments of any character obligating it to issue any such shares or convertible, exchangeable or exercisable securities or enter into any transaction that would require any change to Section 3.3 of this Agreement, except for (A) the transactions contemplated by this Agreement, (B) the issuance of options to acquire Parent Common Stock, the issuance of Parent Common Stock upon exercise of options, the issuance of restricted stock units and shares of Parent Common Stock upon vesting of outstanding restricted stock units under Parent's existing employee benefit plans, (C) the issuance of up to 91,920 shares of Parent Common Stock pursuant to Parent's plan of reorganization filed with the bankruptcy court on November 7, 2001, (D) the issuance of up to 2,017,897 shares of Parent Common Stock upon exercise of outstanding warrants to purchase Parent Common Stock, (E) the issuance of shares of Parent Common Stock to finance any acquisitions not requiring the consent of Company pursuant to clause (iv) below and (F) the issuance of up to an aggregate of 2,500,000 shares of Parent Common Stock;

                            (iii)     cause, permit or propose any amendments (including certificates of designation authorizing the issuance of Parent Preferred Stock) to Parent's Charter Documents;

Appendix B-30

                            (iv)     acquire or agree to acquire by merging or consolidating with, or by purchasing the equity interest in or assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, unless the aggregate purchase price of all such acquisitions is less than $25 million and each such acquisition is accretive to earnings after considering the financing of such acquisition;

                            (v)     other than pursuant to Parent's revolving credit facility in effect on the date of this Agreement and any Indebtedness to finance any acquisitions not requiring the consent of Company pursuant to clause (iv) above, incur any additional Indebtedness in excess of 10% of the sum of (A) the maximum amount of the Parent's revolving credit facility in effect on the date of this Agreement and (B) the other Indebtedness of Parent and its Subsidiaries outstanding on the date of this Agreement;

                            (vi)     engage in any action that would cause the Merger to fail to qualify as a "reorganization" under Section 368 of the Code, whether or not otherwise permitted by this Article IV; or

                            (vii)     agree in writing or otherwise to take any of the actions described in Section 4.1(b)(i) through (vi) above.

          4.2     Stockholder Meeting of Parent.  Parent shall, in accordance with Applicable Law and Parent Charter Documents, duly call, give notice of, convene and hold a meeting (which, as may be duly adjourned, is referred to as the "Parent Meeting") of its stockholders as soon as practicable for the purpose of approving the issuance of Restricted Parent Common Stock pursuant to this Agreement and the transactions contemplated hereby.

          4.3     Confidentiality; Access to Information.

                   (a)     The parties acknowledge that Company and Parent have previously executed a mutual nondisclosure agreement, dated as of January 11, 2005 (the "Confidentiality Agreement"), which Confidentiality Agreement will continue in full force and effect in accordance with its terms.

                   (b)     Each of Company and Parent will afford the other and the other's accountants, counsel and other representatives reasonable access during normal business hours and upon reasonable notice to its properties, books, records and personnel during the period prior to the Effective Time to obtain all information concerning its business as such other party may reasonably request, including, without limitation, the monthly financial statements of each party, which shall be delivered to the other party no later than forty (40) days after the conclusion of each calendar month.  Any investigation shall be conducted in such a manner as to minimize the interference with the operation of each party's business.  Neither party shall be required to provide access to or to disclose information where such access or disclosure would violate the rights of any customer, would contravene any Applicable law, or would waive any privilege.  The parties will use reasonable efforts to obtain waivers of any such restrictions (other than waivers of the attorney-client privilege) and in any event make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.  All information furnished by the parties hereto previously in connection with transactions

Appendix B-31

contemplated by this Agreement or pursuant hereto shall be used solely for the purpose of evaluating the Merger contemplated hereby and shall be treated as the sole property of the party delivering the information until consummation of the Merger contemplated hereby and shall, in all respects, be subject to the Confidentiality Agreement previously entered into between Parent and Company.  No information or knowledge obtained in any investigation pursuant to this Section 4.3 will affect or be deemed to modify any representation or warranty contained herein or the conditions to the obligations of the parties to consummate the Merger.

                   (c)     No party or its representatives shall contact any of the employees, customers, licensors, licensees or strategic partners of, or other having business dealings with, the other party in connection with the transactions contemplated by this Agreement without the prior written authorization of the other party.

          4.4     No Solicitation.

                   (a)     From and after the date of this Agreement until the Effective Time or termination of this Agreement pursuant to Article VI, Company will not, nor will it authorize or permit any of its officers, directors, Affiliates or employees or any investment banker, attorney or other advisor or representative retained by any of them to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal (as defined below), (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions with any Person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Transaction (as defined below).  Without limiting the foregoing, it is understood that any violation of the restrictions set forth in this Section 4.4 by any officer or director of Company or any investment banker or attorney of Company shall be deemed to be a breach of this Section 4.4 by Company.

                   (b)     For purposes of this Agreement, "Acquisition Proposal" shall mean any offer or proposal (other than an offer or proposal by Parent) relating to any Acquisition Transaction.  For the purposes of this Agreement, "Acquisition Transaction" shall mean any transaction or series of related transactions other than the transactions contemplated by this Agreement involving: (A) any acquisition or purchase from Company by any Person of voting securities of Company or any tender offer or exchange offer that if consummated would result in any Person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning 5% or more of the total outstanding voting securities of Company or any merger, consolidation, business combination or similar transaction involving Company; (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of any material portion of the assets of Company; or (C) any liquidation, dissolution, recapitalization or other significant corporate reorganization of Company.

                   (c)     In addition to the other obligations of Company set forth in this Section 4.4, Company as promptly as practicable, and in any event within 24 hours after receipt by the

Appendix B-32

Company Board or the executive officers of Company, shall advise Parent orally and in writing of any request for information which Company reasonably believes would lead to an Acquisition Proposal or of any Acquisition Proposal, or any inquiry with respect to or which Company reasonably should believe would lead to any Acquisition Proposal, and, subject to compliance with the terms of any confidentiality agreement existing on the date of this Agreement, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person or group making any such request, Acquisition Proposal or inquiry.  Company will keep Parent informed in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry.

          4.5     Public Disclosure.  Parent and Company will consult with each other before issuing any press release or otherwise making any public statement with respect to the Merger or this Agreement and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by Applicable Law or any listing agreement with a national securities exchange, in which case reasonable efforts to consult with the other party will be made prior to any such release or public statement.

          4.6     Commercially Reasonable Efforts; Notification.

                   (a)     Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including using reasonable efforts to accomplish the following: (i) the taking of all reasonable acts necessary to cause the conditions precedent set forth in Article VI to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents, approvals, orders and authorizations from Governmental Entities (including, without limitation, the HSR Act) and the making of all necessary registrations, declarations and filings (including registrations, declarations and filings with Governmental Entities, if any) and the taking of all reasonable steps as may be necessary to avoid any suit, claim, action, investigation or proceeding by any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties required as a result of the transactions contemplated by this Agreement, (iv) the defending of any suits, claims, actions, investigations or proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed and (v) the execution or delivery of any additional instruments necessary to consummate the transactions contemplated by, and to fully carry out the purposes of, this Agreement.  In connection with and without limiting the foregoing, each of Parent and Company and their respective Boards of Directors shall, if any state takeover statute or similar statute or regulation is or becomes applicable to the Merger, this Agreement or any of the transactions contemplated by this Agreement, use commercially reasonable efforts to ensure that the Merger and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such statute or regulation on the Merger, this Agreement and the transactions contemplated hereby.  Notwithstanding anything herein to the

Appendix B-33

contrary, nothing in this Agreement shall be deemed to require Parent, Company or any Subsidiary or Affiliate of Parent or Company to agree to any divestiture by itself or any of its Affiliates or the imposition of any material limitation on the ability of any of them to conduct their business or to own or exercise control of such assets, properties and stock.

                   (b)     Company shall give prompt notice to Parent upon becoming aware that any representation or warranty made by it contained in this Agreement has become untrue or inaccurate in any material respect, or of any failure of Company to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.  If any event, condition, fact or circumstance that is required to be disclosed pursuant to this Section 4.6(b) requires any change in the Company Disclosure Schedule, or if any such event, condition, fact or circumstance would require such a change assuming the Company Disclosure Schedule were dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstance, then Company shall promptly deliver to Parent an update to the Company Disclosure Schedule specifying such change.  No such update shall be deemed to supplement or amend the Company Disclosure Schedule for the purpose of determining (i) the accuracy of any of the representations and warranties made by Company in this Agreement and (ii) whether any of the conditions set forth in Article VI have been satisfied.

                   (c)     Parent shall give prompt notice to Company upon becoming aware that any representation or warranty made by it or Merger Sub contained in this Agreement has become untrue or inaccurate in any material respect, or of any failure of Parent or Merger Sub to comply with or satisfy in any material respect any covenant, condition or agreement to be complied with or satisfied by it under this Agreement.  If any event, condition, fact or circumstance that is required to be disclosed pursuant to this Section 4.6(c) requires any change in the Parent Disclosure Schedule, or if any such event, condition, fact or circumstance would require such a change assuming the Parent Disclosure Schedule were dated as of the date of the occurrence, existence or discovery of such event, condition, fact or circumstance, then Parent shall promptly deliver to Company an update to the Parent Disclosure Schedule specifying such change.  No such update shall be deemed to supplement or amend the Parent Disclosure Schedule for the purpose of determining (i) the accuracy of any of the representations and warranties made by Parent and Merger Sub in this Agreement and (ii) whether any of the conditions set forth in Article VI have been satisfied.

          4.7     Third Party Consents.  As soon as practicable following the date hereof, each of Company and Parent shall (i) obtain all consents, waivers and approvals pursuant to the terms and conditions of its or any Subsidiary's respective agreements, contracts, licenses or leases listed in Section 4.7 of the Company Disclosure Schedule and Parent Disclosure Schedule ("Material Consents"), respectively and (ii) use its commercially reasonable efforts to obtain any other consents, waivers and approvals under any of its or any Subsidiary's respective agreements, contracts, licenses or leases required to be obtained in connection with the consummation of the transactions contemplated hereby, except for those consents, waivers and approvals as to which the failure to obtain would not affect the consummation of the Merger or the performance of the Ancillary Agreements or would not be reasonably likely to result in a Material Adverse Effect on Company or Parent.

Appendix B-34

          4.8     Exemption from Registration.  Parent and Company intend that the shares of Restricted Parent Common Stock to be issued pursuant to Section 1.7 in connection with the Merger will be issued in a transaction exempt from registration under the Securities Act and the rules and regulations promulgated by the SEC thereunder, as a private placement pursuant either to Section 4(2) of the Securities Act or such other exemption (if any) from the registration requirements of the Securities Act as may be available and reasonably satisfactory to both Company and Parent.  Parent has agreed to provide the Stockholders with registration rights with respect to such Restricted Parent Common Stock pursuant to the Registration Rights Agreement.

          4.9     Stock Options. The Company shall take or cause to be taken such actions as may be necessary or appropriate to cause each outstanding option to purchase shares of Company Stock granted with an exercise price in excess of one dollar and fifty cents ($1.50) per share (each, an "Underwater Company Stock Option"), whether vested or unvested, to be cancelled prior to the Effective Time without payment of any consideration to the holders of the Underwater Company Stock Options.  If necessary, such actions shall include obtaining the consent of the holders of the Underwater Company Stock Options to such cancellation.  At the Effective Time, each outstanding option to purchase shares of Company Stock other than the Underwater Company Stock Options (each, an "Assumed Company Stock Option"), whether vested or unvested, shall by virtue of the Merger be assumed by Parent.  Each Assumed Company Stock Option so assumed by Parent under this Agreement will continue to have, and to be subject to, the same terms and conditions of such options immediately prior to the Effective Time, except that (i) each Assumed Company Stock Option will be or will become exercisable in accordance with its terms for that number of whole shares of Parent Common Stock equal to the product (rounded down to the nearest whole number of shares of Parent Common Stock) of the number of shares of Company Stock that were issuable upon exercise of such Company Stock Option immediately prior to the Effective Time multiplied by forty-seven thousand, twenty-two ten-thousandths (0.4722) (the "Option Exchange Rate"), and (ii) the per share exercise price for the shares of Parent Common Stock will be the per share exercise price of the Company Stock Option immediately prior to the Effective Time divided by the Option Exchange Rate (rounded up to the nearest whole cent).  Within thirty (30) days following Closing, Parent will send to each holder of an Assumed Company Stock Option a written notice setting forth (A) the number of shares of Parent Common Stock subject to such assumed Company Stock Option and (B) the exercise price per share of Parent Common Stock issuable upon exercise of such Assumed Company Stock Option.  Parent agrees to (i) reserve for issuance a sufficient number of shares of Parent Common Stock for delivery upon exercise of Assumed Company Stock Options; (ii) file all documents required to be filed to cause the shares of Parent Common Stock issuable upon exercise of the Assumed Company Stock Options to be listed on the NASDAQ National Market; and (iii) file a registration statement on Form S-8 (or any successor form) under the Securities Act for the shares of Parent Common Stock issuable with respect to Assumed Company Stock Options promptly after the Effective Time, but in no event later than thirty (30) days thereafter.  It is intended that Assumed Company Stock Options shall qualify following the Effective Time as incentive stock options as defined in Section 422 of the Code to the extent such Assumed Company Stock Options qualified as incentive stock options immediately prior to the Effective Time and the provisions of this Section 4.9 shall be applied consistent with such intent.  Options to acquire 219,800 shares of Company Stock,

Appendix B-35

which were granted to the Company's officers and employees pursuant to the Company's 1998 Stock Incentive Plan, are intended to qualify as incentive stock options.

          4.10     Employees.  Immediately following the Effective Time, Parent and/or its Subsidiaries (as applicable) shall give each employee of Company or its Subsidiaries who continues as an employee of Parent or any Subsidiary of Parent and becomes a participant in an employee benefit plan of Parent or one of its Subsidiaries, credit, to the extent permitted by such plan, for all service with Company or any of its Subsidiaries prior to the Effective Time for purposes of vesting and eligibility (but shall not give benefit accruals with respect to service with Company or any of its Subsidiaries prior to the Effective Time) and for purposes of determining benefits levels under any Parent Plan relating to vacation or severance, except where such crediting would result in a duplication of benefits.  If requested by Parent no later that three (3) Business Days before the Closing Date, Company shall take all actions necessary or appropriate to cause any plan qualified under Code Section 401(k) maintained by Company or its Subsidiaries to have a termination date prior to the Closing Date.  The executives and officers set forth in Section 4.10 of the Company Disclosure Schedule shall receive the severance protections set forth in such schedule.  Nothing in this Section 4.10 shall be deemed to constitute an employment contract between the Surviving Corporation and any individual, or a waiver of the Surviving Corporation's right to discharge any employee at any time, with or without cause, subject to the terms of any employment agreement with such employee.

          4.11     Restrictions on Parent.

                   (a)     From and after the date of this Agreement until the Effective Time or termination of this Agreement pursuant to Article VI, Parent shall not, nor shall it authorize or permit any of the Parent Subsidiaries or its officers, directors or employees or any investment banker, attorney or other advisor or representative retained by any of them (collectively, the "Representatives") to, directly or indirectly, (i) solicit, initiate or knowingly encourage the submission of any Parent Acquisition Proposal (as defined below), (ii) participate in any negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of, any proposal that constitutes, or would reasonably be expected to lead to, any Parent Acquisition Proposal, or (iii) enter into any agreement or agreement in principle with respect to any Parent Acquisition Proposal or requiring Parent to abandon, terminate or fail to consummate the transactions contemplated hereby or breach its obligations hereunder; provided, however, that the foregoing shall not prohibit Parent from furnishing information (public or non-public) to, or entering into discussions or negotiations with, any person that makes a Parent Acquisition Proposal that was not solicited by Parent in breach of this Section 4.11(a) or taking any of the actions set forth in clauses (i), (ii) or (iii) above with any person after receipt of a Parent Acquisition Proposal that was not solicited by Parent in breach of this Section 4.11(a), if the Parent Board concludes in good faith, after consultation with its outside legal counsel, that failure to take any of the actions above would create a reasonable possibility of a breach of the fiduciary duties of the Parent Board under Applicable Law; provided that Parent (x) will not, and will not permit any of the Parent Subsidiaries or Parent's and the Parent Subsidiaries' respective Representatives to, disclose any non-public information to such person without first entering into an Acceptable Parent Confidentiality Agreement (as defined below) with such person and (y) will promptly provide to Company any non-public information concerning Parent or the Parent Subsidiaries

Appendix B-36

provided to such other person which was not previously provided to Company. Parent shall provide prompt (but in no event more than 24 hours after receipt of the Parent Acquisition Proposal) written notice to Company of (1) the receipt of any such Parent Acquisition Proposal, and any modification or amendment to any Parent Acquisition Proposal, (2) the material terms and conditions of such Parent Acquisition Proposal, (3) the identity of such person making such Parent Acquisition Proposal and (4) Parent's intention to furnish information to, or enter into discussions or negotiations with, such person. Parent shall continue to keep Company informed of the status and details of any such Parent Acquisition Proposal.  Parent shall, and shall cause the Parent Subsidiaries and Parent's and the Parent Subsidiaries' respective Representatives to, immediately cease and cause to be terminated any existing solicitation, initiation, encouragement, activity, discussion or negotiation with any person conducted prior to the date of this Agreement by Parent, the Parent Subsidiaries or such Representatives with respect to any Parent Acquisition Proposal.  For purposes of this Agreement, "Parent Acquisition Proposal" shall mean any offer or proposal relating to any Acquisition Transaction.  For the purposes of this Agreement, "Acquisition Transaction" shall mean any transaction or series of related transactions other than the transactions contemplated by this Agreement involving: (A) any acquisition or purchase from Parent by any Person of voting securities of Parent or any tender offer or exchange offer that if consummated would result in any Person or "group" (as defined under Section 13(d) of the Exchange Act and the rules and regulations thereunder) beneficially owning 50% or more of the total outstanding voting securities of Parent or any merger, consolidation, business combination or similar transaction involving Parent; (B) any sale, lease (other than in the ordinary course of business), exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of all or substantially all the assets of Parent and its Subsidiaries, taken as a whole; or (C) any liquidation, dissolution, recapitalization or other significant corporate reorganization of Parent and its Subsidiaries.  For purposes of this Agreement, "Acceptable Parent Confidentiality Agreement" means a confidentiality agreement that contains provisions which are no less favorable to Parent than those contained in the Confidentiality Agreement.

                   (b)     If prior to the Parent Meeting at which the proposal to approve the issuance of the Restricted Parent Common Stock in connection with the Merger is to be voted upon, the Parent Board determines in good faith that it is consistent with its fiduciary duties to Parent's stockholders under Applicable Law, the Parent Board may inform Parent's stockholders that it no longer believes that the issuance of the Restricted Parent Common Stock in connection with the Merger is advisable and no longer recommends approval (a "Parent Subsequent Determination"), but only at a time after the fifth Business Day following Company's receipt of written notice advising Company that the Parent Board is prepared to so inform Parent's stockholders.  During such period, Parent shall provide an opportunity for Company to propose such adjustments to the terms and conditions of this Agreement as would enable Parent Board to proceed with its recommendation to its stockholders without a Parent Subsequent Determination.

          4.12     Charter Indemnification Provisions.  Parent agrees that the directors and officers of Company and each of Company's Subsidiaries prior to the Effective Time shall be entitled to the same indemnification rights for acts occurring prior to the Effective Time as they had under the Company Charter Documents and the similar organizational documents of each of Company's Subsidiaries, or under any agreements or instruments with Company or any of

Appendix B-37

Company's Subsidiaries described in Section 4.12 of the Company Disclosure Schedule, prior to the Effective Time.  Merger Sub and Parent shall (i) cause the Surviving Corporation to continue in full force and effect such rights for a period of at least six years from the Effective Date and (ii) cause the Surviving Corporation to perform, in a timely manner, all of the Surviving Corporation's obligations with respect thereto.  Parent and Merger Sub agree that any claims for indemnification under this Section 4.12 as to which written notice has been received by the Surviving Corporation prior to the sixth anniversary of the Effective Date shall survive indefinitely, whether or nor such claims have been finally adjudicated or settled.  This Section 4.12 is intended to be for the benefit of, and shall be enforceable by, each such director and officer and their respective heirs and personal representatives and shall be binding on Parent, the Surviving Corporation and their respective successors and assigns.

          4.13     Tax.

                   (a)     Without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed), neither the Stockholders, Company, nor any of its Subsidiaries shall, to the extent it may affect or relate to Taxes of Company or any of its Subsidiaries, except as required to comply with Applicable Law, make or change any Tax election, change any annual Tax accounting period, adopt or change any method of Tax accounting, file any amended Tax Return, enter into any closing agreement, settle any Tax claim or assessment, surrender any right to claim a Tax refund, offset or other reduction in Tax liability, consent to any extension or waiver of the limitations period applicable to any Tax claim or assessment or take or omit to take any other action related to Taxes.

                   (b)     Parent shall prepare and file all Tax Returns in respect of Company and its Subsidiaries due after the Closing Date.  Any material Tax Return for a period (or portion thereof) ending on or prior to the Closing Date but not required to be filed until after the Closing Date shall be provided to the Stockholders Agent for review and comment at least fifteen (15) calendar days prior to the due date (including extensions) of such Tax Return.  All material Tax Returns (including amended Tax Returns) required to be filed by or on behalf of Company or any of its Subsidiaries prior to the Closing Date but after the date hereof shall be prepared and filed by Stockholders Agent and the Stockholders Agent shall furnish a copy of any such material Tax Returns to Parent for Parent's review and comment, not later than fifteen (15) calendar days before the due date for filing such returns (including valid extensions thereof).

                   (c)     On or prior to the Closing Date, the Stockholders' Agent shall provide to Parent a certificate complying with Treasury Regulation promulgated under Code Sections 897 and 1445 to establish to the Parent's reasonable satisfaction that no withholding is required pursuant to Section 1445.

                   (d)      [Reserved].

                   (e)     All transfer, documentary, sales, use, registration and other such Taxes (including all applicable real estate transfer or gains Taxes) and related fees (including any penalties, interest and additions to Tax) incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by Company, and Company shall timely make all

Appendix B-38

filings, returns, reports and forms as may be required to comply with the provisions of such Tax laws.

                   (f)     Parent shall control all proceedings with respect to any Tax claim relating to the taxable period beginning after the Closing Date or any Tax claim that could be reasonably expected to materially adversely affect any taxable period (or portion thereof) beginning after the Closing Date.

                   (g)     Regarding indemnities for Taxes, the Stockholders shall have the right to participate in, at the Stockholders' expense, and if Stockholders' Agent concedes in writing the responsibility for any indemnity payment, the right to control, (in which case such participation shall be at Company's expense), the audit (and disposition thereof) of any Tax Return relating to periods ending on or prior to the Closing Date, and shall also have the right to participate in, at Company's expense, the disposition of the audit of any Tax Return relating to the periods ending after the Closing Date if and to the extent that such audit or disposition thereof could give rise to a claim for indemnification against the Stockholders hereunder, provided, that Parent shall not settle without the approval of the Stockholders' Agent any audit of any Tax Return relating to periods for which the Stockholders have an obligation to indemnify the Parent Indemnitees hereunder.

          4.14     Certain Payments.  On the first Business Day following the Closing Date, Parent shall make payments by wire transfer of immediately available funds in satisfaction of Company's obligations identified in Section 4.14 of the Company Disclosure Schedule.

          4.15     Preparation of the Proxy Statement; Stockholders Meeting.

                   (a)     Parent shall prepare and file with the SEC preliminary proxy materials as promptly as practicable following the date of this Agreement, but in no event later than July 1, 2005, and any amendments or supplements thereof which shall constitute the proxy statement relating to the matters to be submitted to the holders of the Parent Common Stock at the Parent Meeting (such proxy statement, and any amendments or supplements thereto, the "Proxy Statement"). The Proxy Statement shall comply in all material respects with the applicable provisions of the Exchange Act.  Parent shall use its commercially reasonable efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after filing it with the SEC.  Parent shall promptly provide copies to Company of any written comments received from the SEC with respect to the Proxy Statement and promptly advise Company of any oral comments received from the SEC.  Company shall cooperate and promptly provide Parent with all information regarding the Company as Parent shall reasonably request.  The information concerning the Company, and any amendment thereto, in the Proxy Statement shall be approved by the Company, such approval not to be unreasonably withheld or delayed.  Notwithstanding anything to the contrary in this Section 4.15, Parent shall not be required to mail the Proxy Statement to its stockholders or hold the Parent Meeting until it has been determined that the condition in Section 6.2(d)(ii) has been satisfied or waived.

                   (b)     Parent shall submit the proposal to approve the issuance of the Restricted Parent Common Stock to Parent's stockholders at the Parent Meeting and shall use its commercially reasonable efforts to obtain the required approval of Parent's stockholders and,

Appendix B-39

subject to Section 4.11 of this Agreement, Parent Board shall recommend approval by the stockholders of Parent of matters constituting the required approval of Parent's stockholders.

          4.16     NASDAQ Listing.  Prior to the Effective Time, Parent shall use its commercially reasonable efforts to cause the shares of Restricted Parent Common Stock to be issued in connection with the Merger to be authorized for quotation on the NASDAQ National Market.

          4.17     Reservation of Restricted Parent Common Stock.  Effective at or prior to the Effective Time, Parent shall reserve out of its reserved but unissued shares of Restricted Parent Common Stock, for the purposes of effecting the conversion of the issued and outstanding shares of Company Common Stock  and Company Stock Options pursuant to this Agreement, sufficient shares of Restricted Parent Common Stock to provide for such conversion.

          4.18     Tax Treatment.

                   (a)     Each of Parent and Company and their respective Subsidiaries and the Stockholders shall use their commercially reasonable efforts to cause the Merger to qualify as a "reorganization" under the provisions of Section 368(a) of the Code and to obtain the opinion of counsel referred to in Section 6.2(f)(i), including Parent, Company, RFE Investment Partners V, L.P., RFE VI SBIC, L.P., DFW Capital Partners, L.P., Charles H. Gonzales Revocable Trust and Ernest A. Schofield making the representations contained in the applicable Representation Letter, updated as necessary.  Each of Company and Parent covenants and agrees to, and agrees to cause its Affiliates to, use its commercially reasonable efforts to defend in good faith all challenges to the treatment of the Merger as a reorganization as described in this Section 4.18.  Each of Company and Parent agree that if such party becomes aware of any fact or circumstance that is reasonably likely to prevent the Merger from qualifying as a reorganization described in Section 368(a) of the Code, it will promptly notify the other party in writing of such fact or circumstance.  Each of Company and Parent will comply with all reporting and record-keeping obligations set forth in the Code and the Treasury regulations that are consistent with the Merger qualifying as a "reorganization" under the provisions of Section 368(a) of the Code.

ARTICLE V
SURVIVAL AND INDEMNIFICATION

          5.1     Survival of Representations and Warranties.  All of the representations and warranties contained in Article II and Article III shall survive Closing until the second anniversary of the Closing Date.  Any right to indemnification or other recovery under this Article V shall only apply to Losses with respect to which the applicable Indemnitee shall have notified the indemnitor within the applicable time period set forth in this Article V; provided, however, that for Losses relating to Taxes, an Indemnitee may claim a Loss if a reasonable basis exists for the assertion of a Tax claim that would otherwise be indemnifiable (but for the expiration of the survival period or termination of the Escrow Account) and a claim is submitted for such possible Loss on or prior to the second anniversary of the Closing Date in accordance with the requirements of the Escrow Agreement. This Section 5.1 shall not limit any covenant or agreement of the Parties that contemplates performance after the Closing Date.

Appendix B-40

          5.2     Indemnification Obligations of the Stockholders.  Subject to the provisions of Section 5.4 below, the Stockholders and their successors and assigns shall, jointly and severally, indemnify and hold harmless Parent and its Affiliates (including the Company), stockholders, officers, directors, employees, agents, successors and assigns (collectively, the "Parent Indemnitees") from and after Closing, in respect of any Loss which any Parent Indemnitees suffer, sustain or become subject to as a result of or by virtue of, without duplication:

                   (a)     the breach by Company of any of the covenants made by the Company in this Agreement or any certificates delivered in connection herewith; or

                   (b)     the breach or inaccuracy of any of the representations and warranties of Company contained in this Agreement or any certificates delivered by Company in connection herewith.

          5.3     Indemnification Obligations of Parent.  Subject to the provisions of Section 5.4, Parent and its successors and assigns shall indemnify and hold harmless the Stockholders and their respective Affiliates, stockholders, officers, managers, directors, employees, agents, successors and assigns (collectively, the "Stockholder Indemnitees") from and after the Closing, in respect of any Loss which any Stockholder Indemnitees suffer, sustain or become subject to as a result of or by virtue of, without duplication:

                   (a)     the breach by Parent of any of the covenants made by it in this Agreement or any certificates delivered in connection herewith;

                   (b)     the breach or inaccuracy of any of the representations and warranties of Parent contained in this Agreement or any certificates delivered in connection herewith; and

                   (c)     Any indemnification made pursuant to this Section 5.3 shall be made in cash or Parent Common Stock (valued based on the average closing price of the Parent Common Stock for the 20 trading day period ending on the third trading day immediately preceding the date the indemnity is paid), at Parent's discretion, provided that in the event cash is to be used, Parent shall first obtain an opinion of a tax advisor (either an accounting firm or a law firm) reasonably acceptable to the Stockholders Agent that the use of such cash (together with any other cash payments made with respect to the Merger) should not cause the Merger to fail to qualify as a tax-free reorganization under Section 368 of the Code.  If Parent elects to issue shares of Parent Common Stock pursuant to this Section 5.3(c), it shall be a condition precedent to such issuance that: (i) as of the date of issuance, the immediate resale of such shares by the recipients thereof is registered pursuant to a registration statement which is then effective under the Securities Act, (ii) such shares have been authorized for quotation or listed on Nasdaq or any other applicable securities exchange on which the Parent Common Stock is then quoted or listed, (iii) the Parent shall have confirmed in writing that such shares shall also be entitled to be treated as "Registrable Securities" under the Registration Rights Agreement, (iv) such shares shall not be subject to restrictions pursuant to the Stockholders Agreement or Registration Rights Agreement, and none of such shares shall be required to be deposited into escrow pursuant to the Escrow Agreement, and (v) no stop order, suspension of trading or suspension of listing (or threat of delisting) with respect to the Parent Common Stock shall be in effect or shall have threatened by the SEC or any self-regulatory organization.

Appendix B-41

          5.4     Limitations on Indemnification.

                   (a)     No party shall be entitled to assert any claim for indemnification pursuant to Section 5.2(b) or Section 5.3(bv) unless and until the aggregate amount of the Losses attributable to the Parent Indemnitees or the Stockholder Indemnitees, as the case may be, exceeds $500,000 (the "Deductible Amount"), provided, however, that thereafter the Indemnifying Party shall indemnify the Indemnified Party for the full amount of such Losses without taking into account the Deductible Amount.  Except as set forth in Section 5.4(d), the maximum aggregate obligation of the Stockholders pursuant to Section 5.2 shall not exceed the total number shares of Escrow Stock then in escrow.  Except as set forth in Section 5.4(d), the maximum aggregate obligation of the Parent pursuant to Section 5.3 shall not exceed an amount equal to the value, as of the Effective Time, of the Escrow Stock then in escrow, based on the Average Stock Price.

                   (b)     Except as set forth in Section 5.4(d), the foregoing indemnification provisions shall be the sole and exclusive remedy and procedure for all claims for breach or inaccuracy of any representation or warranty, or agreement contained herein or in any of the Schedules or Exhibits attached hereto (including, without limitation, claims based in tort, breach or contract or otherwise), other than a suit for specific performance or fraud, and other than claims arising under the Ancillary Agreements.

                   (c)     Except as set forth in Section 5.4(d), the availability of the Escrow Stock for the payment of claims pursuant to Section 5.2 shall be the sole and exclusive source of recovery of the Parent Indemnitees and shall limit any other remedies available to the Parent Indemnitees hereunder or under Applicable Law (other than any claim for specific performance) for the payment of or in respect of such claims or any other claims arising hereunder.  For purposes of the payment in respect of any Loss incurred by Parent pursuant to Section 5.2, the value of each share of Escrow Stock shall be determined based upon the average of the closing price of Parent Common Stock for the ten consecutive trading days ending one Business Day prior to the date of such Loss.

                   (d)     Neither the Deductible Amount nor any other limitation in this Agreement shall apply to matters involving fraud, for which there shall be no maximum or limitation with respect to the Stockholder which has committed fraud.

          5.5     Indemnification Procedures.

                   (a)     Notice of Claim.  Any Person making a claim for indemnification pursuant to Sections 5.2 and 5.3 (an "Indemnified Party") must give the party from whom indemnification is sought (an "Indemnifying Party") written notice of such claim (an "Indemnification Claim Notice") within 15 days after the Indemnified Party receives any written notice of any action, lawsuit, proceeding, investigation or other claim (a "Proceeding") against or involving the Indemnified Party by a Government Entity or other third-party or otherwise discovers the liability, obligation or facts that provide a reasonable basis for concluding such claim could result in indemnification; provided, however, that the failure to provide such notice shall not release the Indemnifying Party from any of its obligations under this Article V except to the extent that the Indemnifying Party is materially prejudiced by such failure.  Such notice must

Appendix B-42

contain a description of the claim and the nature and amount of such Loss (to the extent that the nature and amount of such Loss is known at such time).

                   (b)     Control of Defense; Conditions.  The obligations of an Indemnifying Party under this Article V with respect to Losses arising from claims of any third-party that are subject to the indemnification provided in Section 5.2 or Section 5.3 above shall be governed by and contingent upon the following additional terms and conditions:

                        (i)     At its option an Indemnifying Party shall be entitled to assume control of the defense of any claim and may appoint as lead counsel of such defense any legal counsel selected by the Indemnifying Party;

                        (ii)     Notwithstanding Section 5.5(b)(i) above, the Indemnified Party shall be entitled to participate in the defense of such claim and to employ counsel of its choice for such purpose; provided, however, that such employment shall be at the Indemnified Party's own expense unless (A) the employment thereof has been specifically authorized by the Indemnifying Party in writing, or (B) the Indemnifying Party has failed to assume the defense and employ counsel (following written notice from the Indemnified Party), in which case the fees and expenses of the Indemnified Party's counsel shall be paid by the Indemnifying Party; and

                        (iii)     The Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to any third-party claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement with respect to any third-party claim without the prior written consent of the Indemnified Party (such consent not to be withheld unreasonably) unless such judgment or settlement contains an unconditional release of the Indemnified Party.

                   (c)     Indemnification Payments.  The parties hereto agree to treat all indemnification payments as adjustments to the Merger Consideration to the extent permitted by Applicable Law; provided, however, if an Indemnified Party is liable for any additional Taxes as a result of the payment of amounts in respect of a Loss (other than gain to Stockholders as a result of receiving additional consideration), the Indemnifying Party will pay to the Indemnified Party in addition to such amounts in respect of the Loss within ten (10) days after being notified by the Indemnified Party of the payment of such liability (x) an amount equal to such additional Taxes (the "Tax Reimbursement Amount") plus (y) any additional amounts required to pay additional Taxes imposed with respect to the Tax Reimbursement Amount and with respect to amounts payable under this clause (y), with the result that the Indemnified Party shall have received from the Indemnifying Party, net of the payment of Taxes, an amount equal to the Loss.

                   (d)     Net Tax Benefit Adjustment to Losses.  In the event an Indemnified Party derives a Tax benefit as a result of a Loss, the Indemnified Party shall pay over the amount of tax benefit actually derived, measured as a reduction in the Tax liability of the Indemnified Party compared against what the Tax liability would have been absent the Loss; provided, however, that no Tax benefit shall be payable under this section unless actually realized in a taxable year

Appendix B-43

beginning prior to the second anniversary of the Closing Date, and provided, further, however, that any such Tax benefit shall be offset by fifty percent (50%) of the amount by which the basis of the stock in any Subsidiary of Parent is reduced by reason of such Tax benefit.  This Section 5.5(d) shall be administered in good faith, and in no event shall any party be entitled to review the Tax Returns of an Indemnified Party in connection with this Section 5.5(d).

ARTICLE VI
CONDITIONS TO THE MERGER

          6.1     Conditions to Obligations of Each Party to Effect the Merger.  The respective obligations of each party to this Agreement to effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of the following conditions:

                   (a)     HSR Act.  Any waiting period (and any extension thereof) applicable to the consummation of the Merger under the HSR Act shall have expired or been terminated.  All other consents and approvals of Governmental Entities necessary for the consummation of the transactions contemplated by this Agreement shall have been obtained.

                   (b)     No Order.  No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is in effect and which has the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger.

                   (c)     Stockholder Approval.  The stockholders of Parent shall have approved the issuance of Restricted Parent Common Stock pursuant to this Agreement by the requisite vote pursuant to the DGCL.

          6.2     Additional Conditions to Obligations of Company.  The obligation of Company and the Stockholders to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Company:

                   (a)     Representations and Warranties.  Each representation and warranty of Parent and Merger Sub contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except (A) to the extent such representation and warranty is made as of a particular date, in which case such representation and warranty shall be true and correct as of such date and (B) for such representations and warranties that are qualified by their terms by a reference to materiality or Material Adverse Effect on Parent, which representations and warranties as so qualified shall be true and correct in all respects).  Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by an authorized officer of Parent.

                   (b)     Agreements and Covenants.  Parent and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date, and Company shall have received a certificate to such effect signed on behalf of Parent by an authorized officer of Parent.

Appendix B-44

                   (c)     Consents.  All Material Consents required to be obtained by Company have been obtained.

                   (d)     Material Adverse Effect.  There shall not have been (i) any Material Adverse Effect on Parent since June 30, 2005 or (ii) a Specific Material Adverse Effect on Parent.  Company shall have received a certificate with respect to the foregoing signed on behalf of Parent by its President and Chief Financial Officer.

                   (e)     Chief Financial Officer Certificate.  Company shall have received a certificate signed on behalf of Parent by its Chief Financial Officer to the effect that as of the Closing Date, Parent believes that its existing cash reserves, cash from operations and availability for borrowings under its then loan facilities will provide sufficient funds for its operations, capital expenditures and regularly scheduled debt service payments at least through the next twelve months.  In delivering this certificate, the Chief Financial Officer of Parent may rely in part (as to Company and the Surviving Corporation) upon the certificate required by Section 6.3(e).

                   (f)     Legal Opinions.  Company shall have received:

                           (i)     the opinion of Finn Dixon & Herling LLP, counsel to Company,  based upon the representations of Parent, Company, RFE Investment Partners V, L.P., DFW Capital Partners, L.P., Charles H. Gonzales Revocable Trust and Ernest A. Schofield, and normal assumptions, to the effect that the Merger will be treated for federal income tax purposes as a reorganization qualifying under the provisions of Section 368(a) of the Code, which opinion shall not have been withdrawn or modified in any material respect.  The issuance of such opinion shall be conditioned upon the receipt by Finn Dixon & Herling LLP of confirmation of the accuracy of the representations and warranties contained in the Representation Letter as of the Closing Date; and

                           (ii)     the opinion of O'Melveny & Myers LLP, counsel to Parent, substantially in the form attached as Exhibit E hereto.

                   (g)     Registration Rights Agreement.  The Registration Rights Agreement shall be in full force and effect.

                   (h)     Stockholders Agreement.  The Stockholders Agreement shall be in full force and effect.

                   (i)     Directors.  Each of Michael J. Foster and John Hindelong shall have been elected to the Parent Board.

          6.3     Additional Conditions to Obligations of Parent and Merger Sub.  The obligation of Parent and Merger Sub to consummate and effect the Merger shall be subject to the satisfaction at or prior to the Closing Date of each of the following conditions, any of which may be waived, in writing, exclusively by Parent:

                   (a)     Representations and Warranties.  Each representation and warranty of Company and the Stockholders contained in this Agreement (i) shall have been true and correct as of the date of this Agreement and (ii) shall be true and correct in all material respects on and

Appendix B-45

as of the Closing Date with the same force and effect as if made on and as of the Closing Date (except (A) to the extent such representation and warranty is made as of a particular date, in which case such representation and warranty shall be true and correct as of such date and (B) for such representations and warranties that are qualified by their terms by a reference to materiality or Material Adverse Effect on Company, which representations and warranties shall be true in all respects).  Parent shall have received a certificate with respect to the foregoing signed on behalf of Company by its President.

                   (b)     Agreements and Covenants.  Company and the Stockholders shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Closing Date, and Parent shall have received a certificate to such effect signed on behalf of Company by the President of Company.

                   (c)     Consents.  All Material Consents have been obtained.

                   (d)     Material Adverse Effect.  There shall not have been any Material Adverse Effect on Company since the date of this Agreement .  Parent shall have received a certificate with respect to the foregoing signed on behalf of Company by its President.

                   (e)     Chief Financial Officer Certificate.  Parent shall have received a certificate signed on behalf of Company by its Chief Financial Officer to the effect that as of the Closing Date, Company believes that its existing cash reserves, cash from operations and availability of borrowings under its loan facilities would have provided sufficient funds for its operations, capital expenditures and regularly scheduled debt service payments at least through the next twelve months if the Merger is not consummated.

                   (f)     Opinion of Counsel to Company.  Parent shall have received an opinion of Finn Dixon & Herling LLP, counsel to Company, and Lee Wood, General Counsel of Company, in substantially the form attached hereto as Exhibit F.

                   (g)     Registration Rights Agreement.  The Registration Rights Agreement shall be in full force and effect.

                   (h)     Stockholders Agreement.  The Stockholders Agreement shall be in full force and effect.

                   (i)     Unaudited Financial Statements.  As soon as practicable, and in any event no later than September 1, 2005, Parent shall have received the unaudited consolidated balance sheets of Company as of the quarter ended June 30, 2005 and 2004 and the related consolidated statements of operations, stockholders' equity and cash flows for the quarter ended June 30, 2005 and 2004.

                   (j)     Dissenters' Shares.  Holders of no more than 10% of Company Stock shall have exercised dissenters' rights with respect to the transactions contemplated hereby.

Appendix B-46

          Neither Parent nor Company may rely on the failure of any condition set forth in this Article VI to be satisfied if such failure was caused by such party's failure to comply with or perform any of its covenants or obligations set forth in this Agreement.

ARTICLE VII
TERMINATION, AMENDMENT AND WAIVER

          7.1     Termination.  This Agreement may be terminated at any time prior to the Effective Time, whether before or after the requisite approval of the stockholders of Parent:

                   (a)     by mutual written consent duly authorized by the Boards of Directors of Parent and Company;

                   (b)     by either Company or Parent if the Merger shall not have been consummated by December 31, 2005 (the "Termination Date") for any reason; provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose action or failure to act has been a principal cause of or resulted in the failure of the Merger to occur on or before such date;

                   (c)     by either Company or Parent if a Governmental Entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the Merger, which order, decree, ruling or other action is final and non-appealable;

                   (d)     by Company, (i) upon a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement, or if any representation or warranty of Parent shall have become untrue, in either case such that the conditions set forth in Section 6.1(c) or Section 6.2(b) would not be satisfied and which shall not have been cured prior to the earlier of (A) 10 business days following notice of such breach and (B) the Termination Date; provided that Company shall not have the right to terminate this Agreement pursuant to this Section 7.1(d)(i) if Company is then in material breach of any of its covenants or agreements contained in this Agreement, (ii) if Parent notifies Company in writing that Parent intends to consummate a Parent Acquisition Proposal and Company notifies Parent in writing within five Business Days of such notice that Company elects to terminate this Agreement, or (iii) upon the occurrence of a Parent Subsequent Determination;

                   (e)     by Parent, upon a breach of any representation, warranty, covenant or agreement on the part of Company set forth in this Agreement, or if any representation or warranty of Company shall have become untrue, in either case such that the conditions set forth in Section 6.3(a) or Section 6.3(b) would not be satisfied and which shall not have been cured prior to the earlier of (A) 10 business days following notice of such breach and (B) the Termination Date; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.1(e) if Parent or Merger Sub is then in material breach of any of its covenants or agreements contained in this Agreement; or

                   (f)     by Company, upon the occurrence of a Specific Material Adverse Effect on Parent.

Appendix B-47

          7.2     Notice of Termination; Effect of Termination.  Any termination of this Agreement under Section 7.1 above will be effective immediately upon the delivery of written notice of the terminating party to the other parties hereto (or such later time as may be required by Section 7.1).  In the event of the termination of this Agreement as provided in Section 7.1, this Agreement shall be of no further force or effect, except (i) as set forth in this Section 7.2, Section 2.16, Section 4.3(a), Section 7.3 and Article VIII, each of which shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any party from liability in connection with any material misrepresentation made in, or willful breach of, this Agreement.  Notwithstanding the foregoing, if Company exercises its right to terminate this Agreement pursuant to Sections 7.1(d)(ii) or 7.1(d)(iii), then Parent shall, within five Business Days of the date of termination, pay $2,200,000 (the "Termination Fee") to Company upon demand, payable by wire transfer in immediately available funds, as liquidated damages and not as a penalty, to reimburse Company for its time, expense and lost opportunity costs of pursuing the Merger.  Notwithstanding the foregoing, if (x) the Merger and the transactions contemplated by this Agreement are not consummated as a result of the failure of the condition set forth in Section 6.1(c) and (y) Company did not have the right to terminate this Agreement pursuant to Section 7.1(d)(iii), then Parent shall, within five (5) Business Days of the vote of the stockholders of Parent, reimburse Company for its reasonable expenses incurred in connection with this transaction, provided, that Company acknowledge that its recovery as a result of the failure of the condition set forth in Section 6.1(c) shall be limited to such reimbursement.  Parent and Company acknowledge that the agreements contained in this Section 7.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Parent and Company would not enter into this Agreement.

          7.3     Fees and Expenses.  All fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such expenses whether or not the Merger is consummated; provided, however, that the aggregate expenses paid by Company if the Merger is consummated (including accounting and legal fees) shall not exceed $1,750,000 (any excess to be paid by the Stockholders).

          7.4     Amendment.  Subject to Applicable Law, this Agreement may be amended by the parties hereto at any time by execution of an instrument in writing signed by or on behalf of each of Parent, Merger Sub, Company and the Stockholders.

          7.5     Extension; Waiver.  At any time prior to the Effective Time, any party hereto may, to the extent legally allowed, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties made to such party contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions for the benefit of such party contained herein.  Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.  Delay in exercising any right under this Agreement shall not constitute a waiver of such right.

Appendix B-48

ARTICLE VIII
GENERAL PROVISIONS

          8.1     Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given on the date of delivery if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

(a)	if to Parent or Merger Sub, to:
Sun Healthcare Group, Inc.
18831 Von Karman
Suite 400
Irvine, California 92612
Attention: Michael Newman, Esq.
Facsimile: (949) 255-7054

with a copy to:

O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071
Attention: Richard Boehmer, Esq.
Facsimile: (213) 430-6407

(b)	if to Company, to:

Peak Medical Corporation
5635 Jefferson Boulevard NE
Albuquerque, New Mexico 87109
Attention: Lee Wood, Esq.
Facsimile: (505) 341-2326

with a copy to:

Finn Dixon & Herling LLP
One Landmark Square, Suite 1400
Stamford, Connecticut 06901
Attention: Charles J. Downey III, Esq.
Facsimile: (203) 348-5777

(c)	if to Stockholders to them at the addresses on Schedule I.

          8.2     Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one

Appendix B-49

or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

          8.3     Entire Agreement; Third Party Beneficiaries.  This Agreement and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein, including the Company Disclosure Schedule and Parent Disclosure Schedule (a) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, it being understood that the Confidentiality Agreement shall continue in full force and effect until the Closing and shall survive any termination of this Agreement; and (b) except as specifically provided in Section 4.10 and Section 4.12, are not intended to confer upon any other person any rights or remedies hereunder.

          8.4     Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

          8.5     Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

          8.6     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof; provided that the DGCL shall apply with respect to the Merger.

          8.7     Assignment.  No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

ARTICLE IX
DEFINITIONS

          9.1     General Rules of Construction; Interpretation.

Appendix B-50

                  (a)     For all purposes of this Agreement and the Exhibits, Schedules and Company Disclosure Schedule and Parent Disclosure Schedule delivered pursuant to this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                       (i)     terms include the plural as well as the singular;

                       (ii)     all accounting terms not otherwise defined have the meanings assigned under GAAP, as in effect from time to time;

                       (iii)     all references in this Agreement to designated "Articles," "Sections" and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Agreement;

                       (iv)     the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

                       (v)     "or" is not exclusive; and

                       (vi)     "including" and "includes" will be deemed to be followed by "but not limited to" and "but is not limited to," respectively.

                  (b)     The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  When reference is made herein to "the business of" an entity, such reference shall be deemed to include the business of all direct and indirect subsidiaries of such entity.  Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

          9.2     Definitions.  As used in this Agreement and the Exhibits, Company Disclosure Schedule and Parent Disclosure Schedule and the other Schedules delivered pursuant to this Agreement, the following definitions will apply:

        "Acceptable Parent Confidentiality Agreement" has the meaning specified in Section 4.11.

        "Acquisition Proposal" has the meaning specified in Section 4.4(b).

        "Acquisition Transaction" has the meaning specified in Section 4.4(b).

        An "Affiliate" of any Person means any other Person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with such first Person within the meaning of the Exchange Act.

Appendix B-51

        "Agreement" has the meaning specified in the preamble.

        "Applicable Law" means, with respect to any Person, any domestic or foreign, federal, state, provincial or local statute, law, ordinance, rule, administrative interpretation, regulation, order, writ, injunction, directive, judgment, decree or other requirement of any Governmental Entity applicable to such Person or any of their respective properties or assets.

    "Approval" means any approval, authorization, consent, qualification, order, registration, or any waiver of any of the foregoing, required by Applicable Law or by assertion of any Governmental Entity to be obtained from, or any notice, statement or other communication required to be filed with or delivered to, any Governmental Entity.

    "Assumed Company Stock Option" has the meaning specified in Section 4.9.

    "Audited Financial Statements" has the meaning specified in Section 2.7(a).

    "Average Stock Price" means the average closing price of Parent Common Stock for the 10 consecutive trading days ending on the fourth Business Day prior to the Closing Date.

    "Business" means the business of Company and its Subsidiaries, as presently conducted.

    "Business Day" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

    "Certificates" has the meaning specified in Section 1.11(a).

    "Closing" has the meaning specified in Section 1.2.

    "Closing Date" has the meaning specified in Section 1.2.

    "Code" shall mean the Internal Revenue Code of 1986, as amended, and the related regulations and published interpretations.

    "Company" shall have the meaning specified in the preamble.

    "Company Charter Documents" has the meaning specified in Section 2.1.

    "Company Contract" has the meaning specified in Section 2.13.

    "Company Disclosure Schedule" has the meaning specified in Article II.

    "Company Stock Option" has the meaning specified in Section 4.9.

    "Company Stock" has the meaning specified in Section 1.10(a).

    "Company's Knowledge" means the actual knowledge of Charles H. Gonzales, Ernest Schofield, Kenneth Morgan, Lee M. Wood, Bruce Odenthal, Brent Weil, and Dereck Marshall.

Appendix B-52

    "Confidentiality Agreement" has the meaning specified in Section 4.3(a).

    "Deductible Amount" has the meaning specified in Section 5.4(a).

    "DGCL" has the meaning specified in the recitals.

    "Dissenting Shares" has the meaning specified in Section 1.10(a).

    "Dissenting Stockholder" has the meaning specified in Section 1.10(a).

    "Distribution Percentages" has the meaning specified in Section 1.10(a).

    "DOL" has the meaning specified in Section 2.14(c).

    "Effective Time" has the meaning specified in Section 1.2.

    "Environmental Laws" means all federal, state, and local statutes, regulations, and ordinances, and common law concerning the pollution or protection of human health and the environment (including indoor air), including, without limitation, the Clean Air Act, the Clean Water Act, the Solid Waste Disposal Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, the Federal Insecticide, Fungicide and Rodenticide Act, the Occupational Safety and Health Act, and the Emergency Planning and Community Right-to-Know Act of 1986.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the related regulations and published interpretations.

    "Escrow Account" has the meaning specified in Section 1.6.

    "Escrow Agent" has the meaning specified in Section 1.6.

    "Escrow Agreement" has the meaning specified in Section 1.6.

    "Escrow Stock" has the meaning specified in Section 1.6..

    "Exchange Act" has the meaning specified in Section 2.9.

    "GAAP" means generally accepted accounting principals as in effect in the United States from time to time applied consistently throughout the periods involved.

    "Governmental Entity" means any federal, state, provincial or local governmental authority, agency, bureau, board, commission, department, official, court, government or self-regulatory organization, commission, tribunal or organization or any regulatory, administrative or other agency, or any political or other subdivision, department or branch of any of the foregoing, whether domestic or foreign.

    "Government Program" has the meaning specified in Section 2.30.

Appendix B-53

    "Hazardous Substance" means any substance that is: (a) listed, classified or regulated pursuant to any Environmental Law; (b) any petroleum product or by-product, asbestos-containing material, lead containing paint, polychlorinated biphenyls, radioactive material or radon; (c) any indoor mold growth capable of creating toxins or microbial volatile organic compounds (MVOCs) that can cause pulmonary, respiratory, neurological or other illnesses after minimal exposure; or (d) any other substance which is the subject of regulatory action pursuant to any Environmental Law.

    "Health Care Licenses" means all licenses, Permits, accreditations, certificates of need, provider numbers, provider agreements, approvals, qualifications, certifications, and other authorizations granted by any health care regulatory agency or other Government Entity or Third-Party Payor relating to or affecting the Business or other businesses carried on by Company, the ownership, operation, maintenance, management, use, regulation, development or expansion of Company, the provision of health care services thereby, and/or the reimbursement of health care costs relating thereto.

    "HIPAA" has the meaning specified in Section 2.13(d).

    "HSR Act" has the meaning specified in Section 2.6.

    "Indebtedness" means (a) all indebtedness for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), whether or not evidenced by a writing, (b) any other indebtedness that is evidenced by a note, bond, debenture, draft or similar instrument, (c) all obligations under financing or capital leases, (d) all obligations in respect of acceptances issued or created, (e) notes payable and drafts accepted representing extensions of credit, (f) all liabilities secured by any Lien on any property, (g) letters of credit and any other agreements relating to the borrowing of money or extension of credit and (h) any guarantee of any of the foregoing obligations.

    "Intellectual Property" shall mean any or all of the following and all rights in, arising out of, or associated therewith: (i) all United States, international, regional and foreign patents and applications therefore and all reissues, divisions, renewals, extensions, provisionals, continuations and continuations-in-part thereof; (ii) all inventions (whether patentable or not), invention disclosures, improvements, drug candidates, trade secrets, proprietary information, know how, technology, technical data, non-technical data, formula, methods, techniques, financial data, and customer lists, and all documentation relating to any of the foregoing; (iii) all copyrights, copyright registrations and applications therefore, and all other rights corresponding thereto throughout the world; (iv) all industrial designs and any registrations and applications therefore throughout the world; (v) all trade names, logos, common law trademarks and service marks, trademark and service mark registrations and applications therefore throughout the world; (vi) all databases and data collections and all rights therein throughout the world; and (vii) any similar or equivalent rights to any of the foregoing anywhere in the world.

    "Indemnification Claim Notice" has the meaning specified in Section 5.5(a).

    "Indemnified Party" has the meaning specified in Section 5.5(a).

Appendix B-54

    "Indemnifying Party" has the meaning specified in Section 5.5(a).

    "Interim Financial Statements" has the meaning specified in Section 2.7(a).

    "IRS" has the meaning specified in Section 2.9.

    "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including, without limitation, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement under the Uniform Commercial Code or comparable law or any jurisdiction in connection with such mortgage, pledge, security interest, encumbrance, lien or charge).

    "Loss" means, with respect to any Person, any liability, cost, damage, deficiency, penalty, judgment, award, interest, fine or other loss or expense (including reasonable attorney's fees of any indemnitee to obtain indemnification hereunder), whether or not arising out of a third-party claim, against or affecting such Person.

    "Material Adverse Effect" means any circumstance, change in or effect on Company and its Subsidiaries (in the case of references to Company) or Parent and its Subsidiaries (in the case of references to Parent), that, individually or in the aggregate, is, or is reasonably likely to be, materially adverse to the consolidated results of operations, the consolidated financial condition, business, operations or assets of Company and the Subsidiaries in the case of references to Company) or Parent and its Subsidiaries (in the case of references to Parent), taken as a whole; provided, however, that none of the following, either alone or in combination, shall be considered in determining whether there has been a "Material Adverse Effect" or breach of a representation, warranty, covenant or agreement that is qualified by the term "Material Adverse Effect": (a) any general condition affecting the industry in which the Company or any of its Subsidiaries (in the case of references to Company) or Parent or any of its Subsidiaries (in the case of references to Parent) is engaged, (b) the announcement or pendency of any of the transactions contemplated by this Agreement, (c) any action taken by Company at Parent's request or pursuant to the Transaction Documents, (d) general economic, political and financial market changes, (e) the adoption of any Law affecting the industry in which the Company or any of its Subsidiaries (in the case of references to Company) or Parent or any of its Subsidiaries (in the case of references to Parent) is engaged, (f) an outbreak or escalation of hostilities involving the United States, the declaration by the United States of a national emergency or war, or the occurrence of any acts of terrorism, and (g) any matters specifically disclosed in the schedules attached to this Agreement.

    "Material Consents" has the meaning specified in Section 4.7.

    "Medicaid" means the health insurance program established by Title XIX of the Social Security Act (42 U.S.C. Sections 1396 et seq.) and any successor statute.

    "Medical Waste Laws" has the meaning specified in Section 2.17(j).

    "Medicare" means the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act (42 U.S.C. Sections 1395 et seq.) and any statute succeeding thereto.

Appendix B-55

    "Merger" has the meaning specified in Section 1.1.

    "Merger Consideration" has the meaning specified in Section 1.7.

    "Merger Documents" has the meaning specified in Section 1.2.

    "Merger Sub" has the meaning set forth in the preamble.

    "Option Exchange Rate" has the meaning specified in Section 4/0.

    "Parent" has the meaning set forth in the preamble.

    "Parent Acquisition Proposal" has the meaning set forth in Section 4.11.

    "Parent Board" has the meaning specified in Section 1.14.

    "Parent Charter Documents" has the meaning specified in Section 3.2.

    "Parent Common Stock" means shares of common stock of Parent, $0.01 par value per share.

    "Parent Disclosure Schedule" has the meaning specified in Article III.

    "Parent Indemnitees" has the meaning specified in Section 5.2.

    "Parent's Knowledge" means the actual knowledge of Richard Matros, Bryan Shaul and Michael Newman.

    "Parent Meeting" has the meaning specified in Section 4.2.

    "Parent Plans" means (i) all material employee benefit plans (as defined in Section 3.3 of ERISA), and (ii) all profit sharing, stock bonus, pension, 401(k), ESOP, savings, medical, dental, disability, life or accident insurance, bonus, incentive, stock option, restricted stock, phantom stock, stock appreciation right, deferred compensation, severance, vacation and other similar compensation or employee benefit plans, funds, programs or arrangements, in each case, which are sponsored or maintained by Parent and/or its Subsidiaries for the benefit of any or all employees or former employees of Parent and/or its Subsidiaries or under which the Parent and/or its Subsidiaries has or may reasonably be expected to have any present or future liability (directly or indirectly).

    "Parent Preferred Stock" has the meaning specified in Section 3.3.

    "Parent SEC Reports" has the meaning specified in Section 3.5(a).

    "Parent Subsequent Determination" has the meaning set forth in Section 4.11.

    "Permits" means all licenses, certificates of authority, certificates of occupancy and other permits, consents and approvals required by any Governmental Entity to lawfully operate

Appendix B-56

the Business (including any pending applications for such licenses, certificates, permits, consents or approvals).

     "Permitted Liens" means (a) liens for Taxes or assessments and similar charges, which either are (i) not delinquent or (ii) contested in good faith and by appropriate proceedings, and for which adequate reserves (as determined in accordance with GAAP, consistently applied) have been established on Company's or its Subsidiaries' books with respect thereto, (b) mechanics', materialmen's or contractors' liens or encumbrances or any similar statutory lien or restriction for amounts not yet due and payable and for which the title company has affirmatively insured against collection, (c) zoning, entitlement, building and other land use regulations imposed by a Governmental Entity having jurisdiction over the real property which are not violated by the current use and operation of the real property and which do not materially impair the occupancy or use, value or marketability of the owned real property which they encumber for the purposes for which it is currently used in connection with the Business, and (d) covenants, conditions, restrictions, easements and other similar matters of record affecting title to the real property which do not materially impair the occupancy or use, value or marketability of the owned real property which they encumber for the purposes for which it is currently used in connection with the Business.

    "Plans" has the meaning specified in Section 2.14(c).

    "Private Programs" has the meaning specified in Section 2.30.

    "Proceeding" has the meaning specified in Section 5.5(a).

    "Proxy Statement" has the meaning specified in Section 4.15.

    "Registered Intellectual Property" means all United States, international and foreign: (i) patents and patent applications (including provision applications); (ii) registered trademarks, applications to register trademarks, intent to use applications, or other registrations or applications related to trademarks; (iii) registered copyrights and applications for copyright registration; and (iv) any other Intellectual Property that is the subject of an application, certificate, filing, registration or other document issued, filed with, or recorded by any state, government or other public legal authority.

    "Registration Rights Agreement" has the meaning specified in the recitals.

    "Representation Letters" means those letters, dated as of the date hereof, relating to certain Tax matters that are delivered by Parent, Company, RFE Investment Partners V, L.P., DFW Capital Partners, L.P., Charles H. Gonzales Revocable Trust and Ernest A. Schofield to Finn Dixon & Herling LLP for purposes of obtaining the legal opinion contemplated by Section 6.2(f).

    "Restricted Parent Common Stock" means the 8,871,890 shares, subject to any adjustments, of Parent Common Stock issued in connection with the Merger.

    "SEC" has the meaning specified in Section 3.6(a).

Appendix B-57

    "Securities Act" has the meaning specified in Section 3.6(a).

    "Specific Material Adverse Effect on Parent" means that the consolidated EBITDARI (as defined below) of Parent and its Subsidiaries for the six months ended June 30, 2005 as reported in Parent's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 is less than $44,332,000.  "EBITDARI" means income (loss) before income taxes and discontinued operations, depreciation and amortization, interest (net), loss on asset impairment, restructuring costs (net), gain (loss) on sale of assets (net), facility rent expense and self-insurance for workers' compensation and general and professional liability insurance.

    "Stockholders" has the meaning set forth in the preamble.

    "Stockholders" has the meaning specified in Section 1.7.

    "Stockholders Agent" has the meaning specified in the Stockholders Agreement.

    "Stockholders Agreement" has the meaning specified in the recitals.

    "Stockholder Indemnitees" has the meaning specified in Section 5.3.

    "Subsidiary" means, with respect to any Person, any Person in which such Person has a direct or indirect equity ownership interest in excess of 50%.

    "Surviving Corporation" has the meaning specified in Section 1.1.

    "Tax" or "Taxes" means (A) any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, abandoned property, value added, alternative or add-on minimum, estimated, sales, use, transfer, registration or other tax, assessment fee or charge by any government entity of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not and (B) any liability for the payment of any amount of the type described in the immediately preceding clause (A) as a result of (1) being a "transferee" of another person, (2) being a member of an affiliated, combined, consolidated or unitary group, or (3) any contractual liability.

    "Tax Reimbursement Amount" has the meaning set forth in Section 5.5(c).

    "Tax Return" means any return (including estimated returns), declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto.

    "Termination Fee" has the meaning set forth in Section 7.2.

    "Third-Party Payor" means any Person or persons that maintain(s) a Third-Party Payor Program.

Appendix B-58

    "Third-Party Payor Program" shall mean any third-party healthcare payment program in which Company or any of its Subsidiaries participates with regard to any of its facilities or services, including, without limitation, any program, plan, insurance or assistance program that is owned, operated or administered by a Third-Party Payor or other person (e.g. the Medicare, Medicaid, TRICARE programs, the Veterans Administration or any private insurance, health maintenance organizations, preferred provider organizations, or employee assistance programs).

    "Transaction Documents" means this Agreement, the Escrow Agreement, the Stockholders Agreement, the Registration Rights Agreement and all other documents to be executed by the parties hereto in connection with the consummation of transactions contemplated hereby.

    "Underwater Company Stock Option" has the meaning specified in Section 4.9.

    "Working Capital" means the excess of the consolidated current assets (excluding any current or deferred Tax assets) of Company and its Subsidiaries as of the closing of business on the Closing Date over the consolidated current liabilities (excluding any current or deferred Tax liabilities) of Company as of the closing of business on the Closing Date determined in accordance with GAAP, consistently applied in accordance with Company's past practice.

[Remainder of Page Intentionally Left Blank]

Appendix B-59

[Signature Page - Merger Agreement]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized respective officers as of the date first written above.

SUN HEALTHCARE GROUP, INC.

By: /s/ Richard K. Matros
Name: Richard K. Matros
Title: Chief Executive Officer

PINNACLE ACQUISITION CORP.

By: /s/ William A. Mathies
Name: William A. Mathies
Title: President

PEAK MEDICAL CORPORATION

By: /s/ Charles H. Gonzales
Name: Charles H. Gonzales
Title: Chief Executive Officer

STOCKHOLDERS

RFE INVESTMENT PARTNERS V, L.P.

By: RFE Associates V, L.P.,
its General Partner

By: /s/ Michael Foster
Name: Michael Foster
Title: General Partner

S-1

[Signature Page - Merger Agreement]

RFE VI SBIC, L.P.

By: RFE Associates VI SBIC, L.L.C.,
its General Partner

By: RFE Investment Partners VI, L.P.,
its Sole Member

By: RFE Associates VI, L.L.C.,
its General Partner

By: /s/ Michael Foster
Name: Michael Foster
Title: Managing Member

DFW CAPITAL PARTNERS, L.P.

By: Capital Partners-GP, L.P.
its General Partner

By: /s/ Keith W. Pennell
Name: Keith W. Pennell
Title: General Partner

RICHARD A. ROSENTHAL IRA ROLLOVER TRUST

Name of Attorney-in-Fact: Michael J. Foster

Robert D. Kennedy, by his Attorney-in-Fact under Durable Power of Attorney dated October 28, 2002

By: /s/ Michael J. Foster

Name of Attorney-in-Fact: Michael J. Foster

S-2

[Signature Page - Merger Agreement]

CHARLES H. GONZALES REVOCABLE TRUST

By: /s/ Charles H. Gonzales
Name:
Title:

/s/ Ernest A. Schofield
Ernest A. Schofield

/s/ Kenneth L. Morgan
Kenneth L. Morgan

TRADER VIC'S INVESTMENTS, L.P.
An Oklahoma Limited Partnership
RDL INVESTMENTS, L.L.C., general partner

By: /s/ Stephen R. Buford
Name: Stephen R. Buford
Title: Manager

/s/ Larry Cain
Larry Cain

/s/ Gail W. Elliott
Gail W. Elliott, As Trustee of the Neal M. Elliott and Gail W. Elliott Trust

S-3

          AMENDMENT NO. 1, dated as of July 7, 2005, to the Agreement and Plan of Merger (the "Agreement"), dated as of May 16, 2005, by and among Sun Healthcare Group, Inc., a Delaware corporation ("Parent"), Pinnacle Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (along with any of its successors by operation of law or otherwise "Merger Sub"), Peak Medical Corporation, a Delaware corporation (the "Company") and the stockholders of the Company set forth on the signature pages thereto (the "Stockholders").  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

Recitals

          WHEREAS, Parent, Merger Sub, the Company and the Stockholders entered into the Agreement in connection with a business combination transaction;

          WHEREAS, at the time the Agreement was executed, Health Care Properties Investors, Inc. ("HCPI") held a certain number of warrants in the Company and, on or prior to the date hereof, HCPI exercised all of its warrants in the Company in order to become a Stockholder;

          WHEREAS, at the time the Agreement was executed, James Eden ("Mr. Eden") held a certain number of options in the Company and, on or prior to the date hereof, Mr. Eden exercised all of his options in the Company in order to become a Stockholder; and

          WHEREAS, Parent, Merger Sub, the Company and the Stockholders deem it to be in each of their best interests to include HCPI and Mr. Eden as Stockholders, effective as of the date hereof, for all purposes of the Agreement.

          NOW THEREFORE, in consideration of the covenants, promises and representations set forth in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.          As of the date hereof, HCPI and Mr. Eden are hereby added as signatories to the Agreement and shall be deemed to be Stockholders for all purposes of the Agreement;

          2.           Except as expressly amended hereby, the terms and conditions of the Agreement shall remain in full force and effect; and

          3.          This AMENDMENT NO. 1 may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(signature page follows)

Appendix B-60

[Signature Page - Amendment No. 1 to Merger Agreement]

IN WITNESS WHEREOF, the parties have caused this AMENDMENT NO. 1 to be duly executed on the day and year first above written.

SUN HEALTHCARE GROUP, INC.

By: /s/ Richard K. Matros
Name: Richard K. Matros Title: Chief Executive Officer

PINNACLE ACQUISITION CORP.

By: /s/ William A. Mathies
Name: William A. Mathies Title: President

PEAK MEDICAL CORPORATION

By: /s/ Charles H. Gonzales
Name: Charles H. Gonzales Title: Chief Executive Officer

STOCKHOLDERS

RFE INVESTMENT PARTNERS V, L.P.

By: RFE Associates V, L.P.,
its General Partner

By: /s/ Michael Foster
Name: Michael Foster Title: General Partner

S-1

[Signature Page - Amendment No. 1 to Merger Agreement]

RFE VI SBIC, L.P.

By: RFE Associates VI SBIC, L.L.C., its General Partner By: RFE Investment Partners VI, L.P., its Sole Member By: RFE Associates VI, L.L.C., its General Partner

By: /s/ Michael Foster
Name: Michael Foster Title: Managing Member

DFW CAPITAL PARTNERS, L.P.

By: Capital Partners-GP, L.P. its General Partner By: Keith W. Pennell its General Partner

By: /s/ Keith W. Pennell
Name: Keith W. Pennell Title: General Partner

RICHARD A. ROSENTHAL IRA ROLLOVER TRUST

By: /s/ Michael Foster
Title: Attorney-in-Fact

Name of Attorney-in-Fact: /s/ Michael Foster

Robert D. Kennedy, by his Attorney-in-Fact under Durable Power of Attorney dated October 28, 2002

Name of Attorney-in-Fact: /s/ Michael Foster

S-2

[Signature Page - Amendment No. 1 to Merger Agreement]

CHARLES H. GONZALES REVOCABLE TRUST

By: /s/ Charles H. Gonzales
Name: Title:

/s/ Ernest A. Schofield
Ernest A. Schofield

/s/ Kenneth L. Morgan
Kenneth L. Morgan

TRADER VIC'S INVESTMENTS, LLC, an Oklahoma Limited Partnership

RDL INVESTMENTS, L.L.C., General Partner

By: /s/ Stephen H. Buford
Name: Title:

/s/ Larry Cain
Larry Cain

/s/ Gail W. Elliott
Gail W. Elliott, As Trustee of the Neal M. Elliott and Gail W. Elliott Trust

HEALTH CARE PROPERTIES INVESTORS, INC.

By: /s/ Edward J. Henning
Name: Edward J. Henning Title: Senior Vice President

/s/ James Eden
James Eden

S-3

          AMENDMENT NO. 2, dated as of September 16, 2005, to the Agreement and Plan of Merger, dated as of May 16, 2005, as amended by Amendment No. 1, dated July 7, 2005 (the "Agreement"), by and among Sun Healthcare Group, Inc., a Delaware corporation ("Parent"), Pinnacle Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Parent (along with any of its successors by operation of law or otherwise "Merger Sub"), Peak Medical Corporation, a Delaware corporation (the "Company") and the stockholders of the Company set forth on the signature pages thereto (the "Stockholders").  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

Recitals

          WHEREAS, Parent, Merger Sub, the Company and the Stockholders entered into the Agreement in connection with a business combination transaction; and

          WHEREAS, Parent, Merger Sub, the Company and the Stockholders deem it to be in each of their best interests to amend certain terms and conditions of the Agreement.

          NOW THEREFORE, in consideration of the covenants, promises and representations set forth in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.          Section 1.14 of the Agreement is hereby amended in its entirety to read as follows:

Parent's Board of Directors.  As of the Effective Time, (a) Parent shall increase the size of its Board of Directors (the "Parent Board") to enable it to appoint Michael Foster and Keith W. Pennell (the "Director Designees") as members of the Parent Board and (b) the Parent Board shall appoint each of the Director Designees to the Parent Board, to serve in such capacities until their successors shall have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the certificate of incorporation and by-laws of the Parent and the Stockholders Agreement.

          2.          Section 6.2(i) of the Agreement is hereby amended in its entirety to read as follows:

Directors.  Each of Michael J. Foster and Keith W. Pennell shall have been elected to the Parent Board.

          3.          Except as expressly amended hereby, the terms and conditions of the Agreement shall remain in full force and effect; and

          4.          This AMENDMENT NO. 2 may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(signature page follows)

Appendix B-61

[Signature Page - Amendment No. 2 to Merger Agreement]

        IN WITNESS WHEREOF, the parties have caused this AMENDMENT NO. 2 to be duly executed on the day and year first above written.

SUN HEALTHCARE GROUP, INC.

By:       /s/ Richard K. Matros
Name:  Richard K. Matros
Title:    Chief Executive Officer

PINNACLE ACQUISITION CORP.

By:       /s/ William A. Mathies
Name:  William A. Mathies
Title:     President

PEAK MEDICAL CORPORATION

By:      /s/ Charles H. Gonzales
Name:  Charles H. Gonzales
Title:    Chief Executive Officer

STOCKHOLDERS

RFE INVESTMENT PARTNERS V, L.P.

By: RFE Associates V, L.P.,
  its General Partner

By:       /s/ Michael Foster
Name:  Michael Foster
Title:     General Partner

S-1

[Signature Page - Amendment No. 2 to Merger Agreement]

RFE VI SBIC, L.P.

By: RFE Associates VI SBIC, L.L.C.,
  its General Partner

By: RFE Investment Partners VI, L.P.,
  its Sole Member

By: RFE Associates VI, L.L.C.,
  its General Partner

By         /s/ Michael Foster
Name:  Michael Foster
Title:    Managing Member

DFW CAPITAL PARTNERS, L.P. By: Capital Partners-GP, L.P. its General Partner By: Keith W. Pennell its General Partner By: /s/ Keith W. Pennell Name: Keith W. Pennell Title: General Partner

RICHARD A. ROSENTHAL IRA ROLLOVER TRUST Name of Attorney-in-Fact: Michael J. Foster

Robert D. Kennedy, by his Attorney-in-Fact under Durable Power of Attorney dated October 28, 2002 By: /s/ Michael J. Foster Name of Attorney-in-Fact: Michael J. Foster

S-2

[Signature Page - Amendment No. 2 to Merger Agreement]

CHARLES H. GONZALES REVOCABLE TRUST

By:     /s/ Charles H. Gonzales
Name:  Charles H. Gonzales
Title:

   /s/ Ernest A. Schofield
Ernest A. Schofield

   /s/ Kenneth L. Morgan
Kenneth L. Morgan

TRADER VICS INVESTMENTS, LLC, an
Oklahoma Limited Partnership

            RDL INVESTMENTS, L.L.C., General Partner

By:     /s/ Stephen R. Buford
Name:  Stephen R. Buford
Title:  Manager

   /s/ Larry Cain
Larry Cain

   /s/ Gail W. Elliott
Gail W. Elliott, As Trustee of the Neal M. Elliott
and Gail W. Elliott Trust

HEALTH CARE PROPERTIES INVESTORS,
INC.

By:    /s/ Paul Gallagher
Name:   Paul Gallagher
Title:  Executive Vice President

   /s/ James Eden
James Eden

 S-3

Appendix C

STOCKHOLDERS AGREEMENT

          STOCKHOLDERS AGREEMENT (this "Agreement"), dated as of May 16, 2005, by and among Sun Healthcare Group, Inc., a Delaware corporation ("Parent"), the stockholders of Peak Medical Corporation, a Delaware corporation ("Company"), named on Schedule A hereto (each a "Stockholder" and collectively, the "Stockholders") and the Stockholders Agent (as defined in Section 3).

          WHEREAS, Parent, Pinnacle Acquisition Corp., a direct wholly-owned subsidiary of Parent incorporated under the laws of Delaware ("Merger Sub"), Company and the Stockholders concurrently herewith are entering into an Agreement and Plan of Merger (the "Merger Agreement"), which provides, among other things, for the merger of Merger Sub with and into Company upon the terms and subject to the conditions set forth in the Merger Agreement (the "Merger");

          WHEREAS, all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Merger Agreement;

          WHEREAS, each Stockholder is, as of the date hereof, the record and beneficial owner of the number of shares of Company Stock and/or the number of options that are convertible, exercisable or exchangeable into the number of shares of Company Stock ("Company Options") set forth next to such Stockholder's name on Schedule A hereto; and

          WHEREAS, as a condition precedent to Parent entering into the Merger Agreement, and in order to induce Parent to enter into the other Transaction Documents, each Stockholder has agreed to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained in this Agreement and the other Transaction Documents, the parties, intending to be legally bound, hereby agree as follows:

                        SECTION 1.     Representations and Warranties of the Stockholders.  Each Stockholder hereby severally, and not jointly, represents and warrants to Parent, as of the date hereof and as of the Closing Date, as follows:

                        (a)     Such Stockholder is the record and beneficial owner of the number of shares of Company Stock and/or Company Options set forth next to such Stockholder's name on Schedule A hereto.

                        (b)     Such Stockholder, if a corporation, partnership or limited liability company ("LLC"), is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has all requisite corporate, partnership or LLC power and authority, as the case may be, to enter into this Agreement and to consummate the transactions contemplated by this Agreement.  The execution and delivery of this Agreement by such Stockholder and the consummation by such Stockholder of the transactions contemplated by this Agreement have been duly authorized by all requisite corporate, partnership or LLC action, as the case may be, on the part of such Stockholder.

                        (c)     This Agreement has been duly executed and delivered by such Stockholder and constitutes a valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except (i) as limited by  applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, and (ii) the availability of the remedy of specific performance or injunctive or other forms of equitable relief may be subject to equitable defenses and would be subject to the discretion of the court before which any proceeding therefor may be brought.

                        (d)     Neither the execution and delivery of this Agreement nor the consummation by such Stockholder of the transactions contemplated hereby will result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which such Stockholder is a party or by which it is bound or to which any shares of Company Stock or Company Options held or controlled by such Stockholder (collectively with respect to each Stockholder, the "Securities") are subject.  Except for any necessary filings under the Securities Act and the Exchange Act or otherwise disclosed in the Merger Agreement, consummation by such Stockholder of the transactions contemplated hereby will not violate, or require Approval under any Applicable Law applicable to such Stockholder or such Securities.

                        (e)     Such Securities and the certificates representing such Securities will be held by such Stockholder, or by a nominee or custodian for the benefit of such Stockholder, free and clear of all Liens, proxies, voting trusts or agreements, understandings or other similar arrangements other than pursuant to this Agreement, the Registration Rights Agreement and the Merger Agreement.

                        (f)     Such Stockholder is not required to obtain the consent, authorization or approval of, or to submit any notice, report or other filing with, any Governmental Entity (except for any necessary filings under the Securities Act and the Exchange Act) or other third party or to obtain any permit, license or franchise as a condition to the performance of this Agreement by such Stockholder.

                        (g)     No lawsuit, claim, proceeding or investigation is pending or, to the knowledge of such Stockholder, threatened by or against such Stockholder or any properties, assets, operations or businesses thereof, which relates to the transactions contemplated by this Agreement.

                        SECTION 2.     Voting of Securities; Waiver of Appraisal Rights.

                        (a)     For so long as RFE is entitled to nominate a director pursuant to Section 8 of this Agreement, RFE hereby agrees, and for so long as DFW is entitled to nominate a director pursuant to Section 8 of this Agreement, DFW hereby agrees, unless an Early Release Event occurs, (i) solely with respect to the election of directors other than the Director Designees (as to which the limitations in this clause (i) shall not apply) to vote and to grant or withhold a written consent with respect to (or, if and to the extent that a Stockholder is the beneficial but not the record owner, agrees to cause to be voted and to cause a written consent to be granted or withheld with respect to) all shares of Restricted Parent Common Stock that such Stockholder

Appendix C-2

beneficially owns in proportion to the vote of the stockholders of Parent other than the Stockholders; (ii) not to propose any matter to the Board of Directors of Parent (the "Board") or its stockholders that requires or contemplates the vote or consent of the stockholders of Parent or, except as provided in Section 8 of this Agreement, any nominees for election as directors of Parent; (iii) not to acquire the beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of any shares of the voting power of Parent, other than the Restricted Parent Common Stock; and (iv) not to knowingly assist, advise or encourage any other person in acquiring, directly or indirectly, control of Parent or any of Parent's securities, businesses or assets, without, in the case of each of clause (ii), (iii) and (iv), the prior approval of the Board, which approval shall be in the sole and absolute discretion of the Board.

                        (b)     Each Stockholder hereby irrevocably and unconditionally waives any rights of appraisal, any dissenters' rights and any similar rights, including, without limitation, any applicable appraisal rights under Section 262 of the Delaware General Corporation Law, relating to the Merger or any related transaction that Stockholder may have by virtue of the ownership of any Company Stock or Company Options.

                        SECTION 3.     Stockholders Agent.

                        (a)     For any and all purposes under this Agreement and the Transaction Documents, each Stockholder hereby designates James A. Parsons as his, her or its representative and true and lawful attorney-in-fact, with full power and authority in its name and on its behalf ("Stockholders Agent"); provided, however, that a successor Stockholders Agent may be appointed with the prior written consent of Parent (i) prior to the Effective Time, by the Stockholders owning a majority of Company Stock and (ii) following the Effective Time, by the Stockholders owning a majority of the Restricted Parent Common Stock issued in connection with the Merger; and provided further that any such successor Stockholders Agent shall have agreed in writing to be bound by the terms and conditions of this Agreement and the Transaction Documents by executing and delivering an instrument of assumption reasonably satisfactory in substance and form to Parent.  Any appointment of a successor Stockholders Agent not in accordance with this Section (3)(a) shall be null and void.

                        (b)     Without limiting the generality of the foregoing:

                                  (i)     Each Stockholder hereby authorizes Stockholders Agent (x) to give and receive all notices required to be given or received by such Stockholders under this Agreement and the other Transaction Documents, (y) to accept, or cause acceptance of, service of process on behalf of such Stockholder, and (z) in general, to take any and all additional action as is contemplated to be taken by or on behalf of such Stockholder by the terms of this Agreement and the other Transaction Documents.  Each Stockholder agrees to execute and deliver to Stockholders Agent any instruments, agreements or other documents that Stockholders Agent may reasonably request as being necessary or advisable in order for Stockholders Agent to carry out any action on behalf of such Stockholder pursuant to this Section 3.

                                  (ii)     By execution of this Agreement, each Stockholder agrees that: (x)  Parent and any Affiliate thereof shall be able to rely conclusively on the instructions and

Appendix C-3

decisions of Stockholders Agent relating to any action required or permitted to be taken by Stockholders Agent under this Agreement and the Transaction Documents and such Stockholder shall not have any cause of action against Parent or any Affiliate thereof for any action taken by Parent or any Affiliate thereof in reliance upon the instructions or decisions of Stockholders Agent; (y) all actions, decisions and instructions of Stockholders Agent under this Agreement and the Transaction Documents shall be conclusive and binding upon each Stockholder and no Stockholder shall have the right to object, dissent, protest or otherwise contest the same or have any cause of action against Stockholders Agent for any action taken, decision made or instruction given by Stockholders Agent under this Agreement, and the Transaction Documents except for fraud or willful breach of this Agreement and the Transaction Documents by Stockholders Agent; and (z) the provisions of this Section 3 are independent and severable, and are irrevocable and coupled with an interest.

                                  (iii)     The parties confirm their understanding that the Stockholders Agent may also be a Stockholder, and that he, she or it shall have the same rights and powers under this Agreement as any other Stockholder and may exercise or refrain from exercising the same as though it were not the Stockholders Agent.  The Stockholders severally acknowledge that the Stockholders Agent and his, her or its affiliates may have other investments in or other relationships with Parent or its affiliates, and may generally engage in any kind of business with Parent or its affiliates as if the Stockholders Agent were not acting in any such capacity.

                                  (iv)     The Stockholders Agent may consult with legal counsel, independent public accountants and other experts selected by him, her or it and shall not be liable for any action taken or omitted to be taken by him, her or it in good faith in accordance with the advice of such counsel, accountants or experts.

                                  (v)     The Stockholders Agent shall not be liable to the Stockholders for any action or omission taken by him, her or it hereunder or under the Transaction Documents, except in the case of willful misconduct by the Stockholders Agent.  The Stockholders Agent shall not be deemed to be a trustee or other fiduciary on behalf of any Stockholder or any other person, nor shall the Stockholders Agent have any liability in the nature of a trustee or other fiduciary. The Stockholders Agent does not make any representation or warranty as to, nor shall he, she or it be responsible for or have any duty to ascertain, inquire into or verify: (i) any statement, warranty or representation made in or in connection with this Agreement or the other Transaction Documents; (ii) the performance or observance of any of the covenants or agreements of Parent or Company under any of the other Transaction Documents; (iii) the business, properties, operations, condition (financial or otherwise) or prospects of Parent or Company; or (iv) the genuineness, legality, validity, binding effect, enforceability, value, sufficiency, effectiveness or genuineness of this Agreement, the other Transaction Documents or any other instrument or writing furnished in connection herewith or therewith.  The Stockholders Agent shall not incur any liability by acting in reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, facsimile or similar writing) believed by him, her or it to be genuine and to be signed or sent by the proper party or parties.

Appendix C-4

                                  (vi)     Each Stockholder shall, ratably in accordance with his, her or its Pro Rata Percentage, pay or reimburse the Stockholders Agent, upon presentation of an invoice, for all costs and expenses of the Stockholders Agent (including, without limitation, fees and expenses of counsel to the Stockholders Agent) in connection with: (i) the enforcement of this Agreement and any of the other Transaction Documents and/or the protection or preservation of the rights of each Stockholder and/or the Stockholders Agent against Parent or Company, or any of their respective assets, and (ii) any amendment, modification or waiver of any of the terms of this Agreement or any of the other Transaction Documents (whether or not any such amendment, modification or waiver is signed or becomes effective).  If any Stockholder fails to reimburse the Stockholders Agent for any of the foregoing payments advanced by the Stockholders Agent within 30 days of the due date set forth in the invoice from the Stockholders Agent, then such Stockholder's reimbursement obligation shall accrue interest at the rate of 12% per annum and such Stockholder hereby authorizes the Stockholders Agent to deliver such payment to the Stockholders Agent out of any sums otherwise payable to such Stockholder pursuant to any of the other Transaction Documents.

                                  (vii)     Each Stockholder shall, ratably in accordance with his, her or its Pro Rata Percentage, indemnify the Stockholders Agent and the Stockholders Agent's affiliates and their respective directors, officers, agents, attorneys, employees and shareholders (to the extent not reimbursed by Parent) against any cost, expense (including counsel fees and disbursements), claim, demand, action, loss or liability that such indemnitees may suffer or incur in connection with this Agreement or otherwise in its capacity as Stockholders Agent, or any action taken or omitted by such indemnitees hereunder or thereunder (except such resulting from such indemnitee's willful misconduct).

                                  (viii)     The Stockholders Agent may resign at any time by giving notice thereof to the Stockholders and Parent.  Upon any such resignation, the Stockholders shall appoint a successor Stockholders Agent.  If no successor Stockholders Agent shall have been appointed by the Stockholders, and shall have accepted such appointment, within 30 days after the retiring Stockholders Agent gives notice of resignation, then the retiring Stockholders Agent, may, on behalf of the Stockholders, appoint a successor Stockholders Agent, which shall be any Stockholder.  Upon the acceptance of its appointment as Stockholders Agent hereunder by a successor Stockholders Agent, such successor Stockholders Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Stockholders Agent, and the retiring Stockholders Agent shall be discharged from its duties and obligations hereunder.  After the retiring Stockholders Agent's resignation hereunder as Stockholders Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Stockholders Agent.

                                  (ix)     The Stockholders Agent shall not be required to institute or defend any action involving any matters referred to herein or which affects such Stockholders Agent or his, her or its duties or liabilities hereunder, unless or until requested to do so by any party to this Agreement and then only upon receiving full indemnity, in character satisfactory to the Stockholders Agent, against any and all claims, liabilities and expenses, including reasonable attorneys' fees in relation thereto.

                                  (x)     This Agreement sets forth all of the duties of the Stockholders Agent with respect to any and all matters pertinent hereto.  No implied duties or obligations shall be

Appendix C-5

read into this Agreement against the Stockholders Agent.  The obligations of the Stockholders Agent hereunder and under the other Transaction Documents are only those expressly set forth herein and therein.

                        (c)     Stockholders Agent, by execution of this Agreement, shall be deemed to have accepted such appointment to enter into any agreement in connection with the transactions contemplated by this Agreement, and the Transaction Documents, to exercise all or any of the powers, authority and discretion conferred on him under any such agreement, to act as proxy for each Stockholder in connection with any stockholder approvals required in connection with the transactions contemplated by the Merger Agreement, and to waive or modify any terms and conditions of any such agreement (other than payment of the Merger Consideration due at Closing).

                        SECTION 4.     Proxies.  Solely to the extent necessary to implement, and not in limitation of, Sections 2 and 3 hereof, each Stockholder hereby grants to Stockholders Agent a proxy to vote all of its shares of Restricted Parent Common Stock beneficially owned by such Stockholder as indicated in Section 2(a) above.  Each Stockholder agrees that this proxy will be irrevocable and coupled with an interest, and agrees to take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by such Stockholder with respect to any of its Securities.

                        SECTION 5.     Transfer Restrictions.  No Stockholder will: (i) transfer (which term will include, without limitation, for the purposes of this Agreement, any sale, gift, pledge or other disposition including a merger, consolidation, testamentary disposition, interspousal disposition pursuant to a domestic relations proceeding or otherwise or other transfer by operation of law), or consent to any transfer of, any or all of such Securities; (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Securities or any interest therein; (iii) grant any proxy (other than as contemplated by this Agreement), power of attorney or other authorization or consent in or with respect to such Securities; (iv) deposit such Securities into a voting trust or enter into a voting agreement or arrangement with respect to such Securities; or (v) take any other action with respect to such Securities that would in any way restrict, limit or interfere with the performance of its obligations hereunder or the transactions contemplated hereby.

                        SECTION 6.     No Solicitation.

                        (a)     From and after the date of this Agreement until the Effective Time or termination of this Agreement pursuant to Article VII of the Merger Agreement, no Stockholder will, nor will such Stockholder authorize or permit any officers, directors, affiliates (other than the Company, which is separately bound by its own covenant in the Merger Agreement) or employees or any investment banker, attorney or other advisor or representative retained by such Stockholder, as applicable, to directly or indirectly (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any Person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes or may reasonably be expected to lead to, any Acquisition Proposal, (iii) engage in discussions with any Person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any

Appendix C-6

contract, agreement or commitment contemplating or otherwise relating to any Acquisition Transaction.

                        (b)     In addition to the other obligations of the Stockholders set forth in this Section 6, each Stockholder as promptly as practicable, and in any event within 24 hours, shall advise Parent in writing of such Stockholder's receipt of any Acquisition Proposal, or of any request for information which such Stockholder reasonably believes would lead to an Acquisition Proposal, and, subject to compliance with the terms of any confidentiality agreement existing on the date of this Agreement, the material terms and conditions of such request, Acquisition Proposal or inquiry, and the identity of the Person or group making any such request, Acquisition Proposal or inquiry.  Each Stockholder will keep Parent informed in all material respects of the status and details (including material amendments or proposed amendments) of any such request, Acquisition Proposal or inquiry received by such Stockholder.

                        SECTION 7.     Further Assurances.  Each party will, upon request of the other, execute and deliver any additional documents and take such further actions as may reasonably be deemed by the other party to be necessary or desirable to carry out the provisions hereof.

                        SECTION 8.     Board Representation.

                        (a)     Upon consummation of the Merger in accordance with the terms of the Merger Agreement and subject to Section 8(c), each of RFE, on the one hand, and DFW, on the other hand, shall have a right (such right, the "Nomination Right"):  (i) to nominate one individual to the Board to serve as a director (each, a "Director Designee" and, together, the "Director Designees") until his or her successor is elected and qualified, and (ii) to nominate each successor to each such Director Designee, subject to Section 8(c) hereof.  The Director Designees shall initially be Michael Foster (as Director Designee of RFE) and John Hindelong (as Director Designee of DFW).  As provided in Section 6.2(i) of the Merger Agreement, it is a condition to closing that each of the Director Designees shall have been elected to the Board.  Subject to Section 8(c), one of the Director Designees, upon the mutual agreement of the Designating Stockholders (or, if only one Designating Stockholder still has Nomination Rights, such Designating Stockholder's Director Designee), shall become a member of the executive committee (or other similar committee) of the Board.

                        (b)     Subject to Section 8(c), if at any time prior to an annual meeting or a special meeting, the Stockholders desire to exercise their Nomination Right, each Designating Stockholder shall submit a notice of nomination of such Designating Stockholder's nominee (a "Nomination Notice") to Parent at least fifteen (15) Business Days prior to the Relevant Record Date, which notice shall include (i) a reasonably complete description of such nominee and his or her qualifications and (ii) a statement that such nominee shall be deemed accepted unless rejected by Parent within five (5) Business Days of receipt of such notice.  Upon receipt of the Nomination Notice, Parent shall promptly notify, in writing, each Designating Stockholder of Parent's approval or rejection of any identified nominee within five (5) Business Days after its receipt of a Nomination Notice, provided that, (x) in no event shall Parent's approval of any nominee be unreasonably withheld (provided further that Parent shall not have the right to reject Michael Foster (as Director Designee of RFE) or John Hindelong (as Director Designee of DFW) unless Parent has been advised by counsel that nomination of such nominee would violate Applicable Law or the listing requirements of any securities exchange, including the NASDAQ

Appendix C-7

National Market, upon which Parent Common Stock is then listed), (y) if Parent rejects any nominee pursuant to clause (x), then the foregoing notice to Stockholders Agent shall include a reasonably detailed explanation of the grounds upon which Parent rejects such nominee and (z) if Parent does not deliver the notice required hereby within five (5) Business Days then Parent shall be deemed to have approved any and all nominees identified within the applicable Nomination Notice.  Each Designating Stockholder may prepare and deliver multiple Nomination Notices prior to or after the Relevant Record Date in the event that such Designating Stockholder's nominee is rejected by Parent pursuant to clauses (x)-(z) above and each nominee identified in any such notice shall be approved or rejected by Parent in the same manner and on the same terms and standards and within the same periods as set forth in this Section 8(b).  If Parent approves (or is deemed to have approved) any nominee submitted by a Designating Stockholder to Parent in accordance with this Section 8(b), Parent hereby agrees to use its commercially reasonable efforts and to take or cause the taking of all necessary and desirable actions, to present such nominee for election at the next annual meeting of stockholders of Parent or relevant special meeting.  For purposes of this Agreement, the "Relevant Record Date" shall mean the record date established in accordance with Parent Charter Documents, immediately prior to an annual meeting of stockholders of Parent or a special meeting of stockholders of Parent called for the purpose of electing directors of Parent.  Parent shall provide at least thirty (30) Business Days' advance notice of the proposed Relevant Record Date to the Designating Stockholders to enable them to submit Nomination Notices pursuant to this Section 8(b).

                        (c)     Notwithstanding anything to the contrary contained in this Agreement at such time as a Designating Stockholder ceases to own, in the aggregate, shares of Restricted Parent Common Stock representing at least 50% of the shares of Restricted Parent Common Stock initially held by such Designating Stockholder immediately after the consummation of the Merger, such Designating Stockholder shall no longer have a right to nominate a successor for the Director Designee at the next annual or special meeting and, at the request of Parent, will promptly cause the removal or resignation of its Director Designee.

                        SECTION 9.     Termination.  This Agreement, and all rights and obligations of the parties hereunder, will terminate immediately upon the date that the Merger Agreement is terminated in accordance with its terms.

                        SECTION 10.     Definitions.  For purposes of this Agreement, the following terms have the following meanings:

                        (a)     "Designating Stockholder" means each of DFW and RFE.

                        (b)     "DFW" means DFW Capital Partners, L.P.

                        (c)     "Early Release Event" shall be deemed to have occurred upon the earliest of:

                                  (i)     a Change of Control (as defined in the Registration Rights Agreement);

                                  (ii)     the early termination or waiver or amendment of the Management Restrictions (as defined in the Registration Rights Agreement);

Appendix C-8

                                  (iii)     the failure to elect a nominee of a Designating Stockholder to the Board in accordance with Section 8 of this Agreement (if such Designating Stockholder has the right to designate a Director Designee hereunder and has exercised such right) unless such failure is cured within twenty (20) Business Days after written notice to Parent of such failure from either RFE or DFW, as applicable;

                                  (iv)     Parent shall institute any bankruptcy, insolvency, reorganization, dissolution, liquidation or similar proceeding relating to itself under the laws of any jurisdiction; or Parent shall take any action to authorize any such proceeding; or any such proceeding shall be instituted against Parent and shall not be dismissed or discharged within 60 days after its commencement; or Parent shall admit all of the material allegations with respect to any such proceeding; or an order for relief or similar order shall be entered in any such proceeding; or Parent shall apply for the appointment of any receiver, trustee or similar officer for itself or for all or substantially all of its property; or Parent shall take any action to authorize such appointment; or

                                  (v)     a material breach by Parent of any of the covenants of Parent contained herein or in the Registration Rights Agreement unless such breach is capable of being, and is, cured within twenty (20) Business Days after written notice to Parent of such breach from any Stockholder.

                        (d)     "Pro Rata Percentage" means the applicable Pro Rata Percentage set forth opposite a Stockholder's name as set forth on Schedule I.

                        (e)     "RFE" means RFE V and RFE VI, taken together.

                        (f)     "RFE V" means RFE Investment Partners V, L.P., a Delaware limited partnership.

                        (g)     "RFE VI" means RFE VI SBIC, L.P., a Delaware limited partnership.

                        SECTION 11.     Expenses.  All fees and expenses incurred by any one party hereto will be borne by the party incurring such fees and expenses.

                        SECTION 12.     Public Disclosure.  Parent and Stockholders Agent, on behalf of the Stockholders, will consult with each other before issuing any press release or otherwise making any public statement with respect to the this Agreement and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by Applicable Law or any listing agreement with a national securities exchange, in which case reasonable efforts to consult with the other party will be made prior to any such release or public statement.

                        SECTION 13.     Miscellaneous.

                        (a)     All notices and other communications hereunder shall be in writing and shall be deemed given on the date of delivery if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or

Appendix C-9

telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

                                  (i)     if to Parent, to:

Sun Healthcare Group, Inc. 18831 Von Karman Suite 400 Irvine, California 92612 Attention: Michael Newman, Esq. Facsimile: (949) 255-7054
with a copy to:
O'Melveny & Myers LLP 400 South Hope Street Los Angeles, California 90071 Attention: Richard Boehmer, Esq. Facsimile: (213) 430-6407

                                  (ii)     if to any Stockholder or to the Stockholders Agent, to it at the address on Schedule I hereto, with a copy to

Finn Dixon & Herling LLP One Landmark Square, Suite 1400 Stamford, Connecticut 06901 Attention: Charles J. Downey, III, Esq. Facsimile: (203) 348-5777

                        (b)     This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                        (c)     This Agreement, the Registration Rights Agreement, the Escrow Agreement and the Merger Agreement (and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein or therein), constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and are not intended to confer upon any other person any rights or remedies hereunder.

                        (d)     In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Appendix C-10

                        (e)     Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party, and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                        (f)     This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                        (g)     No party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Notwithstanding the first sentence of this Section 13(g), the designation rights of each Designating Stockholder under Section 8 may be assigned to any liquidating trust or other entity for the benefit of such Designating Stockholder's partners so long as such trust or other entity agrees to be bound by the terms and provisions of this Agreement.

                        (h)     No amendment, modification or waiver in respect of this Agreement will be effective against any party unless it is in writing and signed by such party.

                        (i)     for all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                                  (i)     terms include the plural as well as the singular;

                                  (ii)     all references in this Agreement to designated "Sections" and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement;

                                  (iii)     the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

                                  (iv)     "or" is not exclusive; and

                                  (v)     "including" and "includes" will be deemed to be followed by "but not limited to" and "but is not limited to," respectively.

                        (j)     The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Appendix C-11

                        (k)     Reference to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.  References to the subsidiaries of an entity shall be deemed to include all direct and indirect subsidiaries of such entity.

                        (l)     The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

                        (m)     The obligations and representations and warranties of the Stockholders under this Agreement are several and not joint, and are in their capacities as such, not as officers and directors of either Company or Parent.

                        (n)     Each Stockholder agrees that such Stockholder is not relying upon any other Stockholder in making its investment or decision.  Each Stockholder agrees that no other Stockholder or the respective controlling persons, officers, directors, partners, agents or employees of any Stockholder shall be liable for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Transaction Documents.

Appendix C-12

[Signature Page - Stockholders Agreement]

          IN WITNESS WHEREOF, Parent, Stockholders Agent and each Stockholder have executed and delivered or caused this Agreement to be duly executed and delivered as of the date first written above.

PARENT

SUN HEALTHCARE GROUP, INC.

By: /s/ Richard K. Matros
Name: Richard K. Matros
Title: Chief Executive Officer

STOCKHOLDERS AGENT

By: /s/ James A. Parsons
Name: James A. Parsons

STOCKHOLDERS:

RFE INVESTMENT PARTNERS V, L.P.

By: RFE Associates V, L.P.,
its General Partner

By: /s/ Michael Foster
Name: Michael Foster
Title: General Partner

RFE VI SBIC, L.P.

By: RFE Associates VI SBIC, L.L.C.,
its General Partner

By: RFE Investment Partners VI, L.P.,
its Sole Member

By: RFE Associates VI, L.L.C.,
its General Partner

By: /s/ Michael Foster
Name: Michael Foster
Title: Managing Member

S-1

[Signature Page - Stockholders Agreement]

DFW CAPITAL PARTNERS, L.P.

By: Capital Partners-GP, L.P.
its General Partner

By: /s/ Keith W. Pennell
Name: Keith W. Pennell
Title: General Partner

RICHARD A. ROSENTHAL IRA ROLLOVER TRUST

Name of Attorney-in-Fact: Michael J. Foster

Robert D. Kennedy, by his Attorney-in-Fact under Durable Power of Attorney dated October 28, 2002

By: /s/ Michael J. Foster

Name of Attorney-in-Fact: Michael J. Foster

S-2

[Signature Page - Stockholders Agreement]

CHARLES H. GONZALES REVOCABLE TRUST

By: /s/ Charles H. Gonzales
Name:
Title:

/s/ Ernest A. Schofield
Ernest A. Schofield

/s/ Kenneth L. Morgan
Kenneth L. Morgan

TRADER VIC'S INVESTMENTS, L.P.
An Oklahoma Limited Partnership
RDL INVESTMENTS, L.L.C., general partner

By: /s/ Stephen R. Buford
Name: Stephen R. Buford
Title: Manager

/s/ Larry Cain
Larry Cain

/s/ Gail W. Elliott
Gail W. Elliott, As Trustee of the Neal M. Elliott and Gail W. Elliott Trust

S-3

SCHEDULE A

A	B	C	D	E	F	G	H	I	J	K
Stockholder	Address	Shares of Class A Common Stock	Shares of Class B Common Stock	Shares of Senior Preferred Stock	Shares of Preferred Stock	Shares of Company Stock to be issued upon exercise of Company Stock Options	Total Notional Shares	Sum of Total Shares of Common Stock and Notional Shares (C+D+H)	If HCPI does not exercise its Warrants: Pro rata Percentage (I/Total of column I (before HCPI))	IF HCPI does exercise its Warrants: Pro rata Percentage (I/Total of column I (after HCPI))
Charles H. Gonzales Revocable Trust	5635 Jefferson Blvd., N.E. Albuquerque, NM 87109	366,660	-	-	-		-	366,660	5.5%	5.4%
Ernest A. Schofield	5635 Jefferson Blvd., N.E. Albuquerque, NM 87109	366,660	-	-	-		-	366,660	5.5	5.4
Kenneth L. Morgan	5635 Jefferson Blvd., N.E. Albuquerque, NM 87109	100,000	-	-	-	90,000	-	100,000	1.5	1.5
RFE Investment Partners V, L.P.	36 Grove Street New Canaan, CT 06840	565,376	188,460	68,215	21,085		1,097,702	1,851,538	27.7	27.4
RFE VI SBIC, L.P.	36 Grove Street New Canaan, CT 06840	568,216	189,408	68,426	21,180		1,101,098	1,858,722	27.8	27.5
DFW Capital Partners, L.P.	300 Frank W. Burr Blvd. Glenpointe Centre E., 5th Fl. Teaneck, NJ 07666	405,868	135,288	48,753	15,130		784,524	1,325,680	19.8	19.6
Trader Vic's Investments, LLC	P.O. Box 3669 Tulsa, OK 74101	419,532	-	-	-		-	419,532	6.3	6.2
Robert D. Kennedy	c/o RFE Investment Partners 36 Grove Street New Canaan, CT 06840	1,624	540	120	60		1,931	4,095	0.1	0.1
Richard A. Rosenthal IRA Rollover Trust	c/o RFE Investment Partners 36 Grove Street New Canaan, CT 06840	1,216	404	90	45		1,441	3,061	0.0	0.0
Larry L. Cain	1563 Riverside Drive Tulsa, OK 74119	24,968	-	-	-		-	24,968	0.4	0.4
Gail W. Elliott, as Trustee of the Neal M. Elliott and Gail W. Elliott Trust	4826 105th Ave. Court, N.W. Gig Harbor, WA 98335	366,660	-	-	-		-	366,660	5.5	5.4
Total		3,191,780	514,100	185,604	57,500		2,986,695	6,692,575	100.0
Health Care Property Investors, Inc.*	4675 MacArthur Court, Suite 900 Newport Beach, CA 92660	77,600	-	-	-		-	77,600		1.1
Total (including Health Care Property Investors, Inc.)		3,269,380	514,100	185,604	57,500		2,986,695	6,770,175		100.0

          AMENDMENT NO. 1, dated as of July 7, 2005, to the Stockholders Agreement (the "Agreement"), dated as of May 16, 2005, by and among Sun Healthcare Group, Inc., a Delaware corporation ("Parent"), the stockholders of Peak Medical Corporation, a Delaware corporation (the "Company"), named on Schedule A thereto (each a "Stockholder" and collectively, the "Stockholders") and the Stockholders Agent (as defined in Section 3 therein).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement and Plan of Merger, dated as of May 16, 2005, by and among the parties named therein.

Recitals

          WHEREAS, Parent, Merger Sub, the Company and the Stockholders entered into the Agreement in connection with a business combination transaction;

          WHEREAS, at the time the Agreement was executed, Health Care Properties Investors, Inc. ("HCPI") held a certain number of warrants in the Company and, on or prior to the date hereof, HCPI exercised all of its warrants in the Company in order to become a Stockholder;

          WHEREAS, at the time the Agreement was executed, James Eden ("Mr. Eden") held a certain number of options in the Company and, on or prior to the date hereof, Mr. Eden exercised all of his options in the Company in order to become a Stockholder; and

          WHEREAS, Parent, Merger Sub, the Company and the Stockholders deem it to be in each of their best interests to include HCPI and Mr. Eden as Stockholders, effective as of the date hereof, for all purposes of the Agreement.

          NOW THEREFORE, in consideration of the covenants, promises and representations set forth in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.          As of the date hereof, HCPI and Mr. Eden are hereby added as signatories to the Agreement and shall be deemed to be Stockholders for all purposes of the Agreement;

          2.          Schedule A of the Agreement is hereby amended to include the following information regarding Mr. Eden:

STOCKHOLDER	ADDRESS	SHARES OF COMPANY STOCK TO BE ISSUED UPON EXERCISE OF OPTIONS
James Eden

          3.          Except as expressly amended hereby, the terms and conditions of the Agreement shall remain in full force and effect; and

          4.          This AMENDMENT NO. 1 may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in

Appendix C-13

separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(signature page follows)

Appendix C-14

[Signature Page - Amendment No. 1 to Stockholders Agreement]

          IN WITNESS WHEREOF, the parties have caused this AMENDMENT NO. 1 to be duly executed on the day and year first above written.

PARENT

SUN HEALTHCARE GROUP, INC.

By: /s/ Richard K. Matros
Name: Richard K. Matros Title: Chief Executive Officer

STOCKHOLDERS AGENT

By: /s/ James A. Parsons
Name: James A. Parsons

STOCKHOLDERS:

RFE INVESTMENT PARTNERS V, L.P.

By: RFE Associates V, L.P., its General Partner

By: /s/ Michael Foster
Name: Michael Foster Title: General Partner

RFE VI SBIC, L.P.

By: RFE Associates VI SBIC, L.L.C., its General Partner

By: RFE Investment Partners VI, L.P., its Sole Member

By: RFE Investment Partners VI, L.P., its Sole Member

By: RFE Associates VI, L.L.C., its General Partner

By: /s/ Michael Foster
Name: Michael Foster Title: Managing Member

S-1

[Signature Page - Amendment No. 1 to Stockholders Agreement]

DFW CAPITAL PARTNERS, L.P.

By: Capital Partners-GP, L.P. its General Partner

By: Keith W. Pennell its General Partner

By: /s/ Keith W. Pennell
Name: Keith W. Pennell Title: General Partner

RICHARD A. ROSENTHAL IRA ROLLOVER TRUST

By: /s/ Michael Foster
Name: Michael Foster Title: Attorney-in-Fact

Name of Attorney-in-Fact: Michael Foster
/s/ Michael Foster
Robert D. Kennedy, by his Attorney-in-Fact under Durable Power of Attorney dated October 28, 2002

Name of Attorney-in-Fact: Michael J. Foster

S-2

[Signature Page - Amendment No. 1 to Stockholders Agreement]

CHARLES H. GONZALES REVOCABLE TRUST

By: /s/ Charles H. Gonzales
Name: Title:

/s/ Ernest A. Schofield
Ernest A. Schofield

/s/ Kenneth L. Morgan
Kenneth L. Morgan

TRADER VIC'S INVESTMENTS, LLC, an Oklahoma Limited Partnership

RDL INVESTMENTS, L.L.C., General Partner

By: /s/ Stephen H. Buford
Name: Title:

/s/ Larry Cain
Larry Cain

/s/ Gail W. Elliott
Gail W. Elliott, As Trustee of the Neal M. Elliott and Gail W. Elliott Trust

HEALTH CARE PROPERTIES INVESTORS, INC.

By: /s/ Edward J. Henning
Name: Edward J. Henning Title: Senior Vice President

/s/ James Eden
James Eden

S-3

          AMENDMENT NO. 2, dated as of September 16, 2005, to the Stockholders Agreement, dated as of May 16, 2005, as amended by Amendment No. 1, dated July 7, 2005 (the "Agreement"), by and among Sun Healthcare Group, Inc., a Delaware corporation ("Parent"), the stockholders of Peak Medical Corporation, a Delaware corporation (the "Company"), named on Schedule A thereto (each a "Stockholder" and collectively, the "Stockholders") and the Stockholders Agent (as defined in Section 3 therein).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement and Plan of Merger, dated as of May 16, 2005, by and among the parties named therein.

Recitals

          WHEREAS, Parent, Merger Sub, the Company and the Stockholders entered into the Agreement in connection with a business combination transaction; and

          WHEREAS, Parent, Merger Sub, the Company and the Stockholders deem it to be in each of their best interests to amend certain terms and conditions of the Agreement.

          NOW THEREFORE, in consideration of the covenants, promises and representations set forth in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.          Section 8(a) of the Agreement is hereby amended in its entirety to read as follows:

Upon consummation of the Merger in accordance with the terms of the Merger Agreement and subject to Section 8(c), each of RFE, on the one hand, and DFW, on the other hand, shall have a right (such right, the "Nomination Right"):  (i) to nominate one individual to the Board to serve as a director (each, a "Director Designee" and, together, the "Director Designees") until his or her successor is elected and qualified, and (ii) to nominate each successor to each such Director Designee, subject to Section 8(c) hereof.  The Director Designees shall initially be Michael Foster (as Director Designee of RFE) and Keith W. Pennell (as Director Designee of DFW).  As provided in Section 6.2(i) of the Merger Agreement, it is a condition to closing that each of the Director Designees shall have been elected to the Board.  Subject to Section 8(c), one of the Director Designees, upon the mutual agreement of the Designating Stockholders (or, if only one Designating Stockholder still has Nomination Rights, such Designating Stockholder's Director Designee), shall become a member of the executive committee (or other similar committee) of the Board.

          2.          Section 8(b) of the Agreement is hereby amended in its entirety to read as follows:

Subject to Section 8(c), if at any time prior to an annual meeting or a special meeting, the Stockholders desire to exercise their Nomination

Appendix C-15

Right, each Designating Stockholder shall submit a notice of nomination of such Designating Stockholder's nominee (a "Nomination Notice") to Parent at least fifteen (15) Business Days prior to the Relevant Record Date, which notice shall include (i) a reasonably complete description of such nominee and his or her qualifications and (ii) a statement that such nominee shall be deemed accepted unless rejected by Parent within five (5) Business Days of receipt of such notice.  Upon receipt of the Nomination Notice, Parent shall promptly notify, in writing, each Designating Stockholder of Parent's approval or rejection of any identified nominee within five (5) Business Days after its receipt of a Nomination Notice, provided that, (x) in no event shall Parent's approval of any nominee be unreasonably withheld (provided further that Parent shall not have the right to reject Michael Foster (as Director Designee of RFE) or Keith W. Pennell (as Director Designee of DFW) unless Parent has been advised by counsel that nomination of such nominee would violate Applicable Law or the listing requirements of any securities exchange, including the NASDAQ National Market, upon which Parent Common Stock is then listed), (y) if Parent rejects any nominee pursuant to clause (x), then the foregoing notice to Stockholders Agent shall include a reasonably detailed explanation of the grounds upon which Parent rejects such nominee and (z) if Parent does not deliver the notice required hereby within five (5) Business Days then Parent shall be deemed to have approved any and all nominees identified within the applicable Nomination Notice.  Each Designating Stockholder may prepare and deliver multiple Nomination Notices prior to or after the Relevant Record Date in the event that such Designating Stockholder's nominee is rejected by Parent pursuant to clauses (x)-(z) above and each nominee identified in any such notice shall be approved or rejected by Parent in the same manner and on the same terms and standards and within the same periods as set forth in this Section 8(b).  If Parent approves (or is deemed to have approved) any nominee submitted by a Designating Stockholder to Parent in accordance with this Section 8(b), Parent hereby agrees to use its commercially reasonable efforts and to take or cause the taking of all necessary and desirable actions, to present such nominee for election at the next annual meeting of stockholders of Parent or relevant special meeting.  For purposes of this Agreement, the "Relevant Record Date" shall mean the record date established in accordance with Parent Charter Documents, immediately prior to an annual meeting of stockholders of Parent or a special meeting of stockholders of Parent called for the purpose of electing directors of Parent.  Parent shall provide at least thirty (30) Business Days' advance notice of the proposed Relevant Record Date to the Designating Stockholders to enable them to submit Nomination Notices pursuant to this Section 8(b).

          3.          Except as expressly amended hereby, the terms and conditions of the Agreement shall remain in full force and effect; and

Appendix C-16

          4.          This AMENDMENT NO. 2 may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(signature page follows)

Appendix C-17

[Signature Page - Amendment No. 2 to Stockholders Agreement]

          IN WITNESS WHEREOF, the parties have caused this AMENDMENT NO. 2 to be duly executed on the day and year first above written.

PARENT

SUN HEALTHCARE GROUP, INC.

By: /s/ Richard K. Matros
Name: Richard K. Matros
Title: Chief Executive Officer

STOCKHOLDERS AGENT

By: /s/ James A. Parsons
Name: James A. Parsons

STOCKHOLDERS:

RFE INVESTMENT PARTNERS V, L.P. By: RFE Associates V, L.P., its General Partner By: /s/ Michael Foster Name: Michael Foster Title: General Partner

RFE VI SBIC, L.P.

By:      RFE Associates VI SBIC, L.L.C.,
            its General Partner

By:      RFE Investment Partners VI, L.P.,
            its Sole Member

By:       RFE Associates VI, L.L.C.,
             its General Partner

By:     /s/ Michael Foster
Name:  Michael Foster
Title:    Managing Member

S-1

[Signature Page - Amendment No. 2 to Stockholders Agreement]

DFW CAPITAL PARTNERS, L.P. By: Capital Partners-GP, L.P. Its General Partner By: Keith W. Pennell Its General Partner By: Keith W. Pennell Name: Keith W. Pennell Title: General Partner

RICHARD A. ROSENTHAL IRA ROLLOVER TRUST Name of Attorney-in-Fact: Michael J. Foster

Robert D. Kennedy, by his Attorney-in-Fact under Durable Power of Attorney dated October 28, 2002 By: /s/ Michael J. Foster Name of Attorney-in-Fact: Michael J. Foster

S-2

[Signature Page - Amendment No. 2 to Stockholders Agreement]

CHARLES H. GONZALES REVOCABLE TRUST

By: /s/ Charles H. Gonzales Name: Charles H. Gonzales Title:
/s/ Ernest A. Schofield Ernest A. Schofield
/s/ Kenneth L. Morgan Kenneth L. Morgan
TRADER VIC'S INVESTMENTS, LLC, an Oklahoma Limited Partnership
RDL INVESTMENTS, L.L.C., General Partner
By: /s/ Stephen R. Buford Name: Stephen R. Buford Title: Manager
/s/ Larry Cain Larry Cain
/s/ Gail W. Elliott Gail W. Elliott, As Trustee of the Neal M. Elliott and Gail W. Elliott Trust
HEALTH CARE PROPERTIES INVESTORS, INC.

By: /s/ Paul Gallagher Name: Paul Gallagher
Title: Executive Vice President

/s/ James Eden James Eden

S-3

Appendix D

REGISTRATION RIGHTS AGREEMENT

           THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is dated as of May 16, 2005, by and among Sun Healthcare Group, Inc., a Delaware corporation ("Parent"), the stockholders of Peak Medical Corporation, a Delaware corporation ("Company"), named on Schedule A hereto (each a "Stockholder" and collectively, the "Stockholders") and James A. Parsons, as Stockholders Agent (for purposes of Section 5 hereof) (the "Stockholders Agent").

RECITALS

           WHEREAS, this Agreement is made pursuant to the Agreement and Plan of Merger, dated as of the date hereof, by and among Parent, Pinnacle Acquisition Corp., a direct wholly-owned subsidiary of Parent incorporated under the laws of Delaware ("Merger Sub"), Company and the Stockholders (the "Merger Agreement"), pursuant to which, among other things, shares of Restricted Parent Common Stock will be issued to the Stockholders in connection with the Merger.

          WHEREAS, capitalized terms used in this Agreement and not defined herein shall have the meanings ascribed to them in the Merger Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual premises, representations, warranties, covenants and agreements contained in this Agreement and the other Transaction Documents, the parties, intending to be legally bound, hereby agree as follows:

          1.     Representations and Warranties of Stockholder.  Each Stockholder hereby severally, and not jointly, represents and warrants to Parent, as of the date hereof and as of the Closing, as follows:

                  (a)     such Stockholder understands that the issuance of Restricted Parent Common Stock pursuant to the Merger Agreement will be on the basis that the issuance thereof is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), and that Parent's reliance upon such exemption is predicated upon such Stockholder's representations;

                  (b)     such Stockholder understands that the Restricted Parent Common Stock to be issued to Stockholder pursuant to the Merger Agreement has not been registered under the Securities Act or any applicable state securities law and must be held indefinitely unless subsequently registered under the Securities Act and all applicable state securities laws or an exemption from such registration is available;

                  (c)     the Restricted Parent Common Stock to be issued to such Stockholder pursuant to the Merger Agreement will be acquired by such Stockholder for investment for such Stockholder's own account and not as a nominee or agent, and not with a view to the sale or distribution thereof in a manner that would violate the Securities Act;

                  (d)     such Stockholder (i) is an "accredited investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act; (ii) has such knowledge and experience in

Appendix D-1

financial and business matters to be capable of evaluating the merits and risks of such Stockholder's prospective investment in the securities of Parent; (iii) has received all of the information Stockholder has requested from Parent that Stockholder considers necessary or appropriate for deciding whether to accept the securities of Parent; (iv) has the ability to bear the economic risks of the Stockholder's prospective investment; and (v) is able to hold the securities of Parent for an indefinite period of time and to suffer complete loss of Stockholder's investment; and

                  (e)     such Stockholder has full power and authority to make, enter into and carry out the terms of this Agreement, and this Agreement has been duly executed and delivered by such Stockholder and constitutes the valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

          2.     Legend.

                  (a)     Stockholders other than RFE and DFW

                            (i)     Any certificate representing any shares of Restricted Parent Common Stock issued to a Stockholder other than DFW or RFE shall bear a legend in substantially the following form until the First Anniversary or an earlier Early Release Event.  Parent shall issue promptly or shall cause its transfer agent to issue promptly, after a request by such Stockholder following the First Anniversary or an earlier Early Release Event, a certificate without such legend.

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS CONTAINED IN THE REGISTRATION RIGHTS AGREEMENT AND THE STOCKHOLDERS AGREEMENT, EACH DATED AS OF MAY 16, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, AND SUCH SECURITIES MAY BE SOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH SUCH AGREEMENTS."

                            (ii)     Any certificate representing any shares of Restricted Parent Common Stock issued to a Stockholder other than DFW or RFE shall also bear a legend in substantially the following form.  The legend set forth below will be removed if and when (A) such shares are disposed of pursuant to an effective registration statement under the Securities Act, (B) a registration statement registering the resale of such shares under the Securities Act has been declared effective by the SEC, (C) in an opinion of counsel experienced in the area of United States Federal securities laws delivered to Parent, a public sale, assignment or transfer of such shares may be made pursuant to Rule 144(k), or (D) in connection with a sale transaction or proposed sale transaction, in an opinion of counsel experienced in the area of United States Federal securities laws delivered to Parent, such sale may be made without registration under the Securities Act and such legends are no longer required under applicable requirements of the Securities Act.  Parent agrees that it will promptly provide (or will cause its transfer agent

Appendix D-2

promptly to provide) each Stockholder after a request therefor and compliance with the provisions of this clause (ii), with a substitute share certificate not bearing such legend.

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGULATIONS THEREUNDER OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE THEREWITH."

                  (b)     RFE and DFW

                            (i)     Any certificate representing any shares of Restricted Parent Common Stock issued to RFE or DFW shall bear a legend in substantially the following form until the Third Anniversary or an earlier Early Release Event.  Parent shall issue promptly or shall cause its transfer agent to issue promptly, after a request by RFE or DFW, as the case may be, following the Third Anniversary or an earlier Early Release Event, a certificate without such legend.

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS CONTAINED IN THE REGISTRATION RIGHTS AGREEMENT AND THE STOCKHOLDERS AGREEMENT, EACH DATED AS OF MAY 16, 2005, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY, AND SUCH SECURITIES MAY BE SOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH SUCH AGREEMENTS."

                            (ii)     Any certificate representing any shares of Restricted Parent Common Stock issued to DFW or RFE shall also bear a legend in substantially the following form.  The legend set forth below will be removed if and when (A) such shares are disposed of pursuant to an effective registration statement under the Securities Act, (B) a registration statement registering the resale of such shares under the Securities Act has been declared effective by the SEC, (C) in an opinion of counsel experienced in the area of United States Federal securities laws delivered to Parent, a public sale, assignment or transfer of such shares may be made pursuant to Rule 144(k), or (D) in connection with a sale transaction or proposed sale transaction, in an opinion of counsel experienced in the area of United States Federal securities laws delivered to Parent, such sale may be made without registration under the Securities Act and such legends are no longer required under applicable requirements of the Securities Act.  Parent agrees that it will promptly provide (or will cause its transfer agent promptly to provide) each Stockholder after a request therefor and compliance with the provisions of this clause (ii), with a substitute share certificate not bearing such legend.

Appendix D-3

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGULATIONS THEREUNDER OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE THEREWITH."

                  (c)     Notwithstanding the foregoing, Parent agrees that Parent will not require the delivery of opinions described in this Section 2 in connection with Rule 144 transfers after the First Anniversary if Parent's transfer agent does not require opinions for the de-legending of such shares.  Parent agrees that it will use commercially reasonably efforts, acting in good faith in consultation with Company, its counsel and Parent's transfer agent, to adopt such commercially reasonable procedures as may minimize opinion delivery requirements (whether through omnibus instruction letters and/or opinions or otherwise) in connection with delegending of shares which are eligible for resale under Rule 144, it being understood that the parties will use commercially reasonable efforts to establish those procedures within 30 days after the date hereof.

             3.     Restrictions on Transfer by the Stockholders.

                  (a)     (i)     From the Closing Date until the earlier of the First Anniversary or on Early Release Date ("Restricted Period"), no Stockholder may, directly or indirectly, sell, transfer, pledge, encumber or otherwise dispose of ("Transfer") any shares of Restricted Parent Common Stock that such Stockholder beneficially owns to any Person.

                            (ii)     From and after the expiration of the Restricted Period, each Stockholder other than RFE and DFW may Transfer shares of Restricted Parent Common Stock without restriction pursuant to this Section 3(a).

                            (iii)      From and after the expiration of the Restricted Period and until the Third Anniversary, each of RFE and DFW may Transfer a number of such shares within any such three-month period which does not exceed such Stockholder's Pro Rata Limit.  After the earlier to occur of the Third Anniversary or an Early Release Event, each of RFE and DFW may Transfer shares of Restricted Parent Common Stock without restriction pursuant to this Section 3(a).   Notwithstanding the previous provisions of this Section 3, in no event shall RFE or DFW knowingly Transfer all or any portion of the Restricted Parent Common Stock constituting 2% or more of the total shares of Parent Common Stock then outstanding to any one "person" or "group" (within the meaning of Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); provided that this sentence shall not apply after an Early Release Event and shall not apply to distributions by RFE or DFW to their respective partners, former limited partners or a liquidating trust for the benefit thereof (including, for the avoidance of doubt, the Small Business Administration or any nominee or agent thereof).

Appendix D-4

                            (iv)     For purposes hereof, the "Pro Rata Limit" of RFE or DFW shall be equal to a number of shares equal to (x) 4% of the total number of shares of Parent Common Stock then outstanding, according to the most recent report or statement filed by the Parent with the Securities and Exchange Commission (the "SEC") multiplied by (y) such Stockholder's Pro Rata Percentage.  For purposes hereof, a "Stockholder's Pro Rata Percentage" shall be equal to a percentage obtained by dividing the total number of shares of Restricted Parent Common Stock then held by such Stockholder by the total number of shares of Restricted Parent Common Stock then held by RFE and DFW, taken as a whole.

                            (v)     The restrictions in this Section 3(a) shall not apply (A) to transactions relating to any securities of Parent acquired by any such Stockholder or any of its Affiliates (1) prior to the execution of this Agreement or (2) in the open market after the date of this Agreement, or (B) with respect to transfers to family members, Affiliates, partners, members, former partners or members or shareholders of such Stockholder (or liquidating trusts for the benefit of the foregoing) in private transactions in which the transferee agrees to be bound by the provisions of this Agreement and the Stockholders Agreement as if such transferee were a Stockholder and, for purposes of this Section 3 only, will be aggregated with the transferee for purposes of calculating the Pro Rata Limit, if then applicable.  For the avoidance of doubt, a transferee need not agree to be so bound if the Transfer to such transferee either (A) complies with any then applicable Pro Rata Limit or (B) occurs when no Pro Rata Limit then applies.

                  (b)     For purposes of this Section 3,

                            (i)     An "Early Release Event" shall be deemed to have occurred upon the earliest of:

                                    (A)     a Change of Control;

                                    (B)     the early termination or waiver or amendment by Parent of the Management Restrictions;

                                    (C)     the failure of Parent's stockholders to elect a nominee of a Designating Stockholder to the Parent Board in accordance with the provisions of Section 8 of the Stockholders Agreement (if such Designating Stockholder has the right to designate a Director Designee pursuant to Section 8 of the Stockholders Agreement and has exercised such right) unless such failure is cured within twenty (20) Business Days after written notice to the Parent of such failure from either RFE or DFW, as applicable;

                                    (D)     upon a material breach by the Parent of any of the covenants of the Parent contained herein or in the Stockholders Agreement unless such breach is capable of being, and is, cured within twenty (20) Business Days after written notice to the Parent of such breach from any Stockholder; or

                                    (E)     Parent shall institute any bankruptcy, insolvency, reorganization, dissolution, liquidation or similar proceeding relating to itself under the laws of any jurisdiction; or Parent shall take any action to authorize any such proceeding; or any such proceeding shall be instituted against Parent and shall not be dismissed or discharged within 60 days after its

Appendix D-5

commencement; or Parent shall admit all of the material allegations with respect to any such  proceeding; or an order for relief or similar order shall be entered in any such proceeding; or Parent shall apply for the appointment of any receiver, trustee or similar officer for itself or for all or substantially all of its property; or Parent shall take any action to authorize such appointment.

                       (ii)     A "Change in Control" shall be deemed to have occurred if any of the following events occur: (A) any person or group (within the meaning of Sections 13(d) and 14(d)(2) of the Exchange Act), other than the Stockholders or a trustee or other fiduciary holding securities under an employee benefit plan of Parent (an "Acquiring Person"), is or becomes the "beneficial owner" (as defined in Rule 13d−3 under the Exchange Act), directly or indirectly, of more than 33 1/3% of the then outstanding voting stock of Parent; (B) a merger or consolidation of Parent with any other corporation, other than a merger or consolidation which would result in the voting securities of Parent outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 51% of the combined voting power of the voting securities of Parent or surviving entity outstanding immediately after such merger or consolidation; (C) a sale or other disposition by Parent of all or substantially all of Parent's assets; (D) during any period of two (2) consecutive years (beginning on or after the Effective Date), individuals who at the beginning of such period constitute the board of directors of Parent and any new director (other than a director who is a representative or nominee of an Acquiring Person) whose election by the board of directors of Parent or nomination for election by Parent's shareholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination was previously so approved, no longer constitute a majority of the board of directors of Parent; or (E) the board of directors of Parent shall have approved a tender offer or exchange offer for all or a majority of the voting securities of Parent.  In addition, notwithstanding Sections 3(b)(ii)(A)-(E), a Change in Control shall not be deemed to have occurred in the event of a sale or conveyance in which Parent continues as a holding company of an entity or entities that conduct the business or businesses formerly conducted by Parent, or any transaction undertaken for the purpose of reincorporating Parent under the laws of another jurisdiction, if such transaction does not materially affect the beneficial ownership of Parent's capital stock.

          4.     Distributions by RFE and DFW.  In connection with any distribution of shares of Restricted Parent Common Stock to their respective partners, former partners or any liquidating trusts for the benefit of the foregoing, each of DFW and RFE shall be required to deliver a letter to their respective distributees informing such distributees that unless the distributed shares of Restricted Parent Common Stock are resold by such distributees pursuant to the Shelf Registration Statement or another effective registration statement under the Securities Act, the distributees may only dispose of such shares (i) in compliance with Rule 144 (including the notice, manner of sale, holding period and volume provisions thereof if and to the extent then applicable) or (ii) otherwise in a manner that qualifies for exemption from registration under the Securities Act.

         5.     Piggyback Registration.  If at any time after the Closing Date, Parent proposes to register any shares of Parent Common Stock (the "Other Securities") under the Securities Act for sale by selling stockholders in an underwritten public offering, Parent will give prompt

Appendix D-6

written notice to each Stockholder which is the record holder of Registrable Securities (as defined below) (a "Holder"), of its intention to do so at least twenty (20) Business Days prior to the anticipated filing date of the registration statement relating to such registration.  Such notice shall offer each such Holder the opportunity to include in such registration statement such number of Registrable Securities as each such Holder may request.  Upon the written request of the Stockholders Agent, on behalf of any such Holder, made within ten (10) Business Days after the receipt of Parent's notice (which request shall specify the number of Registrable Securities intended to be disposed of) (the "Piggyback Notice"), then Parent shall effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which Parent has been so requested to register; provided, however,

                    (a)     if at any time after giving written notice of its intention to register Other Securities and prior to the effective date of such registration, Parent shall determine for any reason not to register or to delay registration of such Other Securities, Parent may, at its election, give written notice of such determination to the Holders who requested inclusion in such registration and, thereupon, (i) in the case of a determination not to register, Parent shall be relieved of its obligation to register any Registrable Securities in connection with such registration and (ii) in the case of a determination to delay such registration, Parent shall be permitted to delay registration of any Registrable Securities requested to be included in such registration for the same period as the delay in registering such Other Securities;

                    (b)     (i) if the lead underwriter in the registration advises Parent in writing (with a copy to the Holders who requested registration) that, in such firm's opinion, such offering would be materially and adversely affected by the inclusion therein of the Registrable Securities requested to be included therein, Parent shall include in such registration:  (1) first, all securities (if any) that Parent proposes to sell for its own account (the "Parent Securities") and (2) second, the amount of securities (including Registrable Securities) that such lead underwriter advises, allocated pro rata among the holders of securities (other than Registrable Securities) of Parent (the "Other Holders") and the Holders on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and each Holder;

                    (c)     Parent shall not be required to effect any registration of Registrable Securities under this Section 5 incidental to the registration of any of its securities in connection with mergers, acquisitions, reincorporation, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

                    (d)     Any Holder desiring to sell Registrable Securities must execute an underwriting or similar agreement and complete and execute all reasonable questionnaires, powers of attorney, indemnities, lock up letters (not to exceed 180 days and subject to execution of similar letters by all selling stockholders) and other documents reasonably required under the underwriting arrangement, all in customary form and in substantially the same form as executed by the other signatories.

          For the purposes of this Agreement, "Registrable Securities" means (i) shares of Restricted Parent Common Stock held by the Stockholders immediately after the Closing, (ii) any stock or other securities into which or for which such shares of Restricted Parent Common

Appendix D-7

Stock may thereafter be changed, converted, exercised or exchanged, and (iii) any other securities issued to the Holders of such shares of Restricted Parent Common Stock (or such shares into which or for which such shares are so changed, converted, exercised or exchanged) upon any reclassification, share combination, share subdivision, share dividend, merger, consolidation or similar transaction, provided, however, any such securities shall cease to be Registrable Securities if (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (B) such securities shall have been transferred pursuant to Rule 144, or (C) such securities are held by a Holder other than a Stockholder and Parent has furnished to such Holder an opinion of counsel, which opinion shall be reasonably satisfactory to such Holder, to the effect that all of such securities are permitted to be distributed by such Holder in one transaction pursuant to Rule 144(k).

           6.     Shelf Registration.

                    (a)     In addition to its obligations under Section 5, Parent shall (1) use its commercially reasonable efforts to file with the SEC a Shelf Registration Statement covering the offer and sale of the Registrable Securities by or on behalf of the Holders on or prior to the Filing Deadline Date and (2) use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effectiveness Deadline Date; provided, however, that no Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement or to use the Prospectus for resales of Registrable Securities unless such holder is an Electing Holder. The Shelf Registration Statement shall be on Form S-3 (except if Parent is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form for such purpose) and shall contain (except if otherwise required pursuant to written comments received from the SEC upon a review of such Shelf Registration Statement) the "Plan of Distribution" attached hereto as Annex A.  If (x) such Shelf Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline Date, (y) such Shelf Registration Statement covering the Registrable Securities is not declared effective by the SEC on or prior to the Effectiveness Deadline Date or (z) after the Effective Time, without regard for the reason thereunder or efforts therefor, such Shelf Registration Statement ceases for any reason to be effective or any Prospectus thereunder ceases to be usable with respect to any Registrable Securities to which it is required to cover at any time prior to the expiration of its Effectiveness Period for more than an aggregate of 30 trading days (which need not be consecutive and provided that if the Shelf Registration Statement is filed on Form S-1, such 30 day period shall be extended by one day for each day the Shelf Registration Statement is ineffective due solely to the requirement that a post-effective amendment of the Shelf Registration Statement which has been filed has not become effective (Parent agrees to use its commercially reasonable efforts to promptly file such post-effective amendment)), then, notwithstanding any other provision in this Agreement and without regard to Delay Conditions, Parent will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount per 30-day period equal to 1.0% (or pro rata portion thereof if the period is less than 30 days) of the aggregate market value of the Registrable Securities held by the Holder based on the closing price, as of the date of commencement of the events in (x) or (y) or as of the

Appendix D-8

last trading day, in the case of clause (z), (i) in the case of clause (x), for the period from the Filing Deadline Date to the date on which such Shelf Registration Statement is filed, (ii) in the case of clause (y), for the period from the Effectiveness Deadline Date to the date on which such Shelf Registration Statement becomes effective and (iii) in the case of clause (z), for any period in excess of such 30 (or longer applicable period) trading days in which such Shelf Registration Statement ceases to be effective or any Prospectus thereunder ceases to be usable with respect to any Registrable Securities.  Such payments shall be made to each Holder in cash not later than three Business Days following the end of each 30-day period. Such payments shall constitute the Holders' exclusive legal remedy for such events; provided, however, that the Holders shall retain the right to pursue any equitable remedies available to them with respect to such events.

                    (b)     Parent shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the Prospectus to be usable by Holders for resales of Registrable Securities until the earlier of (i) the sale under the Shelf Registration Statement of all the Registrable Securities registered thereunder, (ii) all of the Securities ceasing to be Registrable Securities  and (iii) the second anniversary of the initial effectiveness of the Shelf Registration Statement (such period being referred to herein as the "Effectiveness Period").  The termination of the Effectiveness Period as a result of clause (iii) above shall not impact or terminate the provisions of Section 7 of this Agreement.

          7.     Request for Underwritten Offering.

                    (a)     At any time after the First Anniversary, the Majority Holders have the right on no more than two (2) occasions to submit a written notice to Parent requesting that Parent effect an underwritten public offering of all or a portion of the Registrable Securities held by the Holders, which notice shall specify the number of Registrable Securities for which an underwriting is requested (the "Underwriting Notice").

                    (b)     Parent shall, within ten (10) Business Days after receipt of the Underwriting Notice, serve written notice (the "Request Notice") of such registration request to all other Holders of Registrable Securities.  The Request Notice will state that Parent will include in such underwritten public offering all Registrable Securities, subject to the limitations contained in this Agreement, as to which Parent receives written requests for inclusion within ten (10) Business Days after the date of the Request Notice.  As promptly as practicable after such 10 Business Day period, Parent shall use its commercially reasonable efforts to effect the underwritten public offering under the Securities Act of the Registrable Securities (whether pursuant to the Shelf Registration Statement or a separate registration statement) in accordance with the intended method or methods of disposition stated in the Underwriting Notice, provided, however:

                              (i)     if prior to receipt of the Underwriting Notice, (i) Parent had commenced a financing plan that includes an underwritten offering through a formal "all hands" meeting with outside advisors, including an underwriter, and (ii) in the good-faith judgment of Parent's lead underwriter, confirmed to Parent in writing (with a copy to the Holders requesting registration), an underwritten public offering by the requesting Holders at the time and on the terms requested would materially and adversely affect such financing plan of Parent (a "Transaction Blackout"), then Parent shall give written notice of such events to the Holders requesting an underwritten public offering and shall not be required to serve the Request Notice and effect a

Appendix D-9

 registration pursuant to this Section 7(b) until Parent's abandonment of such offering or the later of (A) one hundred and eighty (180) days after the termination of such offering and (B) the termination of any "hold back" period (not to exceed 180 days) obtained by the underwriter(s) of such offering from any Person, including Parent, in connection therewith; and

                              (ii)     Parent shall not be obligated to cooperate with more than one (1) underwritten public offering per 12 month period pursuant to this Section 7(b) and only if any request under this Section 7 (including Registrable Securities requested to be included in response to a Request Notice) is for a number of Registrable Securities which have an aggregate market value of not less than $10 million.

                    (c)     Notwithstanding any other provision of this Agreement to the contrary, an underwritten public offering requested pursuant to this Section 7 shall not be deemed to have been effected (and, therefore, not requested for purposes of Section 7(b)), (A) until the closing of the applicable underwritten public offering (unless the closing fails to occur at the request of the Holders for a reason other than contemplated in clause (B)); (B) if it is withdrawn based upon material adverse information relating to Parent that is different from the information known to the Holder requesting registration at the time of the Holder's request for an underwritten public offering; or (C) if such underwritten public offering is interfered with by any stop order, injunction or other order or requirement of the SEC or other Governmental Entity or court for any reason other than a misrepresentation or an omission by a Holder whose Registrable Securities are the subject of such underwritten public offering.

                    (d)     The underwriter or underwriters and manager or managers that will administer the offering will be selected by Parent (subject to the consent of the Holders not to be unreasonably withheld), and the Holders who desire to sell Registrable Securities must execute an underwriting or similar agreement and complete and execute all reasonable questionnaires, powers of attorneys, indemnities, lock-up letters (not to exceed 180 days and subject to execution of similar letters by all selling stockholders) and other documents reasonably required under the underwriting arrangement.

          8.     Obligations of Parent.

                    (a)     General.  In the case of each offering of Registrable Securities made pursuant to Sections 5, 6 or 7 of this Agreement, Parent agrees to:

                              (i)     prepare and file with the SEC one or more registration statements in accordance with Sections 5, 6 or 7, as applicable, with respect to the shares of Registrable Securities, and shall use commercially reasonable efforts to cause such registration statement to become effective;

                              (ii)     except as provided herein, keep such registration statement effective until the earlier of the sale of all of the shares of Registrable Securities so registered or ninety (90) days after the effectiveness of such registration statement (or the longer Effectiveness Period as specified in Section 6);

Appendix D-10

                              (iii)     promptly prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in such registration statement in order to keep such registration statement effective until the earlier of the sale of all of the shares of Registrable Securities so registered or ninety (90) days after the effectiveness of such registration statement (or the longer Effectiveness Period as specified in Section 6);

                              (iv)     furnish to the Holders without charge such number of copies of such registration statement, each amendment and supplement thereto, and any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) in conformity with the requirements of the Securities Act, and such other documents as the Holders may reasonably request in order to effect the offering and sale of the shares of the Registrable Securities to be offered and sold, but only while Parent shall be required under the provisions hereof to cause the registration statement to remain current;

                              (v)     use its commercially reasonable efforts to register or qualify the shares of the Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Holders shall reasonably request (provided that Parent shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction where it has not been qualified), keep such registration or qualification in effect for as long as such registration statement remains in effect, and do any and all other acts or things which may be necessary or advisable to enable the Holders to consummate the public sale or other disposition of the Registrable Securities in such jurisdictions;

                              (vi)     cause all such Registrable Securities to be listed on each securities exchange, including the NASDAQ National Market, on which similar securities issued by Parent are then listed, and enter into such customary agreements as may be required in furtherance thereof, including, without limitation, listing applications and indemnification agreements in customary form;

                              (vii)     notify the Holders upon the happening of any event as a result of which, or the discovery that, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                              (viii)     so long as the registration statement remains effective, promptly prepare, file and furnish to the Holders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the Holders of the Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                              (ix)     notify the Holders, promptly after it shall receive notice thereof, of the date and time the registration statement and each post-effective amendment thereto has become

Appendix D-11

effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                              (x)     notify the Holders promptly of any request by the SEC to amend or supplement such registration statement or prospectus or for additional information; and

                              (xi)     advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of the registration statement or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, or the initiation or threatening of any proceeding for that purpose, and promptly use its commercially reasonably efforts to prevent the issuance of any stop order or other order or to obtain its withdrawal if such stop order or other order should be issued.

                    (b)     Shelf Registration Procedures.

          In connection with the Shelf Registration Statement and/or any underwritten public offering requested under Section 7 (whether effected pursuant to the Shelf Registration Statement or a separate registration statement), the following additional provisions shall apply:

                              (i)     Parent shall mail a Notice and Questionnaire substantially in the form attached hereto as Annex B (the "Notice and Questionnaire") to the Holders of Registrable Securities. No Holder shall be entitled to be named as a selling securityholder in the Shelf Registration Statement as of the Effective Time, and no Holder shall be entitled to use the Prospectus for resales of Registrable Securities at any time unless such Holder has returned a completed and signed Notice and Questionnaire to Parent by the deadline for response set forth therein; provided, however, that Holders of Registrable Securities shall be entitled to have at least 10 calendar days from the date on which the Notice and Questionnaire is first mailed to such holders to return a completed and signed Notice and Questionnaire to Parent. The term "Electing Holder" shall mean any holder of Registrable Securities that has returned a completed and signed Notice and Questionnaire to Parent.

                              (ii)     Parent shall furnish to each Electing Holder and any managing underwriters no fewer than five Business Days prior to the initial filing of the Shelf Registration Statement, a copy of such Shelf Registration Statement, and shall furnish to such Holders, and the managing underwriters, if any, no fewer than two Business Days prior to the filing of any amendment or supplement to the Prospectus, a copy of such amendment or supplement and shall reflect in each such document when so filed with the SEC such comments as such parties reasonably may propose; provided, however, that Parent shall make the final decision as to the form and content of each such document and provided further that Parent may omit from the copy of the Shelf Registration Statement provided to each Electing Holder information which Parent believes would constitute material and non-public information.

                              (iii)     Parent shall furnish to each requesting Electing Holder, without charge, at least one copy of the Shelf Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all

Appendix D-12

reports, other documents and exhibits that are filed with or incorporated by reference in the Shelf Registration Statement.

                              (iv)     Parent shall, during the Effectiveness Period, deliver to each Electing Holder, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Electing Holder may reasonably request; and Parent consents (except during the continuance of any event described in Section 8(a)(vii), (x) or (xi) above) to the use of the Prospectus and any amendment or supplement thereto by each of the Electing Holders in connection with the offering and sale of the Registrable Securities covered by the Prospectus and any amendment or supplement thereto during the Effectiveness Period.

                              (v)     Parent shall cooperate with the Electing Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to the Shelf Registration Statement, which certificates shall not bear any restrictive legends (other than legends of the type set forth in Section 2) and shall meet the requirements of any securities exchange, including the NASDAQ National Market, on which Parent Common Stock is then listed and which certificates shall be in such permitted denominations and registered in such names as Electing Holders may request in connection with the sale of Registrable Securities pursuant to the Shelf Registration Statement.

                              (vi)     Upon the occurrence of any fact or event contemplated by Section 0 above, Parent shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Shelf Registration Statement or the Prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to Holders of the Registrable Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Parent notifies the Electing Holders in accordance with Section 0above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then each Electing Holder shall suspend the use of the Prospectus until (i) such Electing Holder has received copies of the supplemented or amended Prospectus contemplated by the preceding sentence or (ii) such Electing Holder is advised in writing by Parent that the use of the Prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. Notwithstanding the foregoing, Parent may suspend the use of the Prospectus and shall not be required to amend or supplement the Shelf Registration Statement, any related Prospectus or any document incorporated by reference, for a period not to exceed an aggregate of 30 trading days per 12-month period if and so long as the Delay Conditions exist.

                              (vii)     Parent shall comply with all applicable rules and regulations under the Securities Act and the Exchange Act, and make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Shelf Registration Statement, (ii) the effective date of each post-effective amendment to the Shelf Registration Statement, and (iii) the date of each filing by Parent with the SEC of an Annual Report on Form 10-K that is

Appendix D-13

incorporated by reference in the Shelf Registration Statement, an earnings statement of Parent and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the SEC thereunder (including, at the option of Parent, Rule 158).

                              (viii)     Parent shall enter into such customary agreements (including an underwriting agreement in customary form in the event of an underwritten offering conducted pursuant to Section 7 hereof) and take all other appropriate action in order to expedite and facilitate the registration and disposition of the Registrable Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures substantially identical to those set forth in Section 10 hereof with respect to all parties to be indemnified pursuant to Section 10 hereof;

                              (ix)     Parent shall:

                                         (A)     (1) make reasonably available for inspection by requesting Electing Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement, one accountant and any other agent retained by such holders or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of Parent and its subsidiaries and (2) cause Parent's officers, directors and employees to supply all information reasonably requested by such holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as is customary for similar due diligence examinations; provided, however, that all records, information and documents that are designated in writing by Parent, in good faith, as confidential shall be kept confidential by such Holders and any such underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such records, information or documents become available to the public generally or through a third party without an accompanying obligation of confidentiality; and provided, further that, if the foregoing inspection and information gathering would otherwise disrupt Parent's conduct of its business, such inspection and information gathering shall, to the greatest extent possible, be coordinated on behalf of the requesting Electing Holders and the other parties entitled thereto by one counsel designated by and on behalf of Electing Holders and other parties;

                                         (B)     in connection with any underwritten offering conducted pursuant to Section 7 hereof, make such representations and warranties to the Electing Holders participating in such underwritten offering and to the managing underwriters, in form, substance and scope as are customarily made by Parent to underwriters in comparable underwritten offerings of equity securities;

                                         (C)     in connection with any underwritten offering conducted pursuant to Section 7 hereof, obtain opinions of counsel to Parent (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to any managing underwriters) addressed to each underwriter and requesting Electing Holder, covering such matters as are customarily covered in opinions requested in comparable underwritten offerings of equity securities (it being agreed that the matters to be covered shall include, without limitation, as of the date of the opinion and as of the Effective Time or the date of the most recent post-effective amendment thereto, as the case may be, comment of such counsel as to the absence, to such counsel's

Appendix D-14

knowledge, from the Shelf Registration Statement and the Prospectus, including the documents incorporated by reference therein, of an untrue statement of a material fact or the omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading);

                                         (D)     in connection with any underwritten offering conducted pursuant to Section 7 hereof, obtain "cold comfort" letters and updates thereof from the independent public accountants of Parent (and, if necessary, from the independent public accountants of any Subsidiary of Parent or of any business acquired by Parent for which financial statements and financial data are, or are required to be, included in the Shelf Registration Statement), addressed to each requesting Electing Holder (if such Electing Holder has provided such letter, representations or documentation, if any, required by the independent public accountants for such cold comfort letter to be so addressed) and the underwriters, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with comparable underwritten offerings; and

                                         (E)     in connection with any underwritten offering conducted pursuant to Section 7 hereof, deliver such documents and certificates as may be reasonably requested by any Electing Holders and the managing underwriters, if any, including without limitation certificates to evidence compliance herewith and with any conditions contained in the underwriting agreement or other agreements entered into by Parent in connection therewith.

                               (x)     Subject to this Agreement, Parent shall use its commercially reasonable efforts to take all other steps necessary to effect the registration, offering and sale of the Registrable Securities covered by the Shelf Registration Statement contemplated hereby.

          9.     Expenses.  All fees and expenses incident to the performance of or compliance with this Agreement by Parent shall be borne by it whether or not any registration statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any registration statement.  The fees and expenses referred to in the foregoing sentence shall include (i) all registration and filing fees with respect to filings required to be made with the National Association of Securities Dealers, Inc., (ii) fees and expenses incurred for compliance with securities or Blue Sky laws up to $25,000 for all Holders of Registrable Securities, (iii) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is in the opinion of the managing underwriters, if any, appropriate to consummate the offering), (iv) fees and disbursements of counsel for Parent, (v) fees and disbursements of all independent certified public accountants referred to in Section 7(b)(ix)(D) hereof (including without limitation the expenses of any special audit and "cold comfort" letters required by or incident to such performance), (vi) Securities Act liability insurance, if Parent desires such insurance, and (vii) fees and expenses of all other persons retained by Parent. In addition, Parent shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Securities on the Nasdaq National Market. Notwithstanding the foregoing, all underwriting fees and commissions with respect to an underwritten offering and transfer taxes, if

Appendix D-15

any, and the fees and expenses of counsel to the Holders will be borne by each Holder in proportion to the number of Registrable Securities sold by such Holder.

          10.     Indemnification and Contribution.

                    (a)     In the case of each offering of Registrable Securities made pursuant to Sections 5, 6 or 7 of this Agreement, Parent agrees to indemnify and hold harmless each Holder, its officers and directors, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act, from and against any and all Losses, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any reasonable legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such Losses shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed in connection with such offering (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Parent shall not be liable to a particular Holder in any such case to the extent that any such Loss or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to such Holder furnished to Parent in writing by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a Holder and shall survive the transfer of such securities.  The foregoing indemnity is in addition to any liability which Parent may otherwise have to each Holder, its officers and directors, and underwriters of the Registrable Securities or any controlling Person of the foregoing; provided, further, however, that, as to any underwriter or Person controlling any underwriter, this indemnity does not apply to any Loss or action arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was required to be sent or given and was not sent or given by or on behalf of an underwriter to such Person asserting such Loss or action at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act, such untrue statement or omission had been corrected in such prospectus, and copies of the corrected prospectus were provided to such underwriter prior to the giving or sending of such written confirmation.

                    (b)     In the case of each offering made pursuant to this Agreement, each Holder of Registrable Securities included in such offering, by exercising its registration rights hereunder, agrees, severally and not jointly, to indemnify and hold harmless Parent, its officers and directors and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act (and if requested by the underwriters, each underwriter who participates in the offering and each Person, if any, who controls any such underwriter within the meaning of the Securities Act), from and against any and all Losses, to which any of them may become subject under the

Appendix D-16

Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such Losses shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement filed in connection with such offering (or in any preliminary or final prospectus included therein) or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact relating to the Holder required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact relating to the Holder is omitted from, information relating to such Holder furnished in writing to Parent by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein) or any amendment or supplement thereto.  The foregoing indemnity is in addition to any liability which such Holder may otherwise have to Parent, or any of its directors or officers, underwriters or any controlling Person of the foregoing; provided, however, that, as to any underwriter or any Person controlling any underwriter, this indemnity does not apply to any Loss arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus if a copy of a prospectus was required to be sent or given and was not sent or given by or on behalf of an underwriter to such Person asserting such Loss at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act, such untrue statement or omission had been corrected in such prospectus, and copies of the corrected prospectus were provided to such underwriter prior to giving or mailing of such written confirmation; and provided, further, however, that in no event shall any such Holder be liable for any amount in excess of the net proceeds received from the sale of the Registrable Securities by such Holder in the subject offering.

                    (c)     Each party indemnified under paragraph (a) or (b) of this Section 10 shall, promptly after receipt of notice of any claim or the commencement of any action against such indemnified party in respect of which indemnity may be sought, notify the indemnifying party in writing of the claim or the commencement thereof; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) of this Section 10, except to the extent the indemnifying party was prejudiced by such failure, and in no event shall such failure to notify relieve the indemnifying  party from any other liability which it may have to such indemnified party.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate in the defense of such claim or action, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, further, however, that each indemnified party, its officers and directors, if any, and each Person, if any, who controls such indemnified party within the meaning of the Securities Act, shall have the right to employ separate counsel

Appendix D-17

reasonably approved by the indemnifying party to represent them if the named parties to any action (including any impleaded parties) include both such indemnified party and an indemnifying party, and such indemnified party shall have been advised by counsel either (i) that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to such indemnifying party or (ii) a conflict may exist between such indemnified party and such indemnifying party, and in that event the fees and expenses of such separate counsel for all such indemnified parties shall be paid by the indemnifying party.  An indemnified party will not enter into any settlement agreement which is not approved by the indemnifying party, such approval not to be unreasonably withheld.  The indemnifying party may not agree to any settlement of any such claim or action which provides for any remedy or relief other than monetary damages for which the indemnifying party shall be responsible hereunder, without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.  In any action hereunder as to which the indemnifying party has assumed the defense thereof with counsel reasonably satisfactory to the indemnified party, the indemnified party shall continue to be entitled to participate in the defense thereof, with counsel of its own choice, but, except as set forth above, the indemnifying party shall not be obligated hereunder to reimburse the indemnified party for the costs thereof.  In all instances, the indemnified party shall cooperate fully with the indemnifying party and its counsel in the defense of each claim or action.

                    (d)     If the indemnification provided for in this Section 10 shall be applicable by its terms but for any reason be unavailable to an indemnified party in respect of any Loss, or any action in respect thereof, referred to herein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such Loss, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such Loss, or action in respect thereof, as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in Parent.  In no event, however, shall a Holder be required to contribute in excess of the amount of the net proceeds received by such Holder in connection with the sale of Registrable Securities in the offering which is the subject of such Loss.  The amount paid or payable by an indemnified party as a result of the Loss, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this paragraph, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claims.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          11.     Reports Under the Exchange Act.  With a view to making available to the Holders all of the benefits of Rule 144, Parent agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, (ii) file with the SEC in a timely manner

Appendix D-18

all reports and other documents required of Parent under the Exchange Act and (iii) furnish to each Holder so long as such Holder owns Registrable Securities, promptly upon request, (A) a written statement by Parent that it has complied with the reporting requirements of Rule 144 and the Exchange Act and (B) a copy of the most recent annual or quarterly report of Parent and such other reports and documents so filed by Parent.

          12.     Assignment of Registration Rights.  The registration rights of any Holder under this Agreement with respect to any Registrable Securities may be assigned to any Person who acquires such Registrable Securities; provided that (A) such Person is an Affiliate of the Holder, (B) if the Holder is a partnership, such Person is a liquidating trust for the benefit of its partners or such Person is a partner thereof or a former partner with a continuing economic interest therein in accordance with partnership interests or the estate of any such partner thereof or former partner, (C) if the Holder is a limited liability company, such Person is a member thereof or former member thereof with a containing economic interest therein in accordance with their interest in the limited liability company, (D) if the Holder is a corporation, such Person is its majority owned subsidiary or (E) if the Holder is an individual, such Person is the Holder's family member or trust for the benefit of such Holder or his or her family members or an entity whose equity owners consist solely of Holder and his or her family members.  Upon any such permitted assignment (i) the Holder shall give Parent written notice at or prior to the time of such assignment stating the name and address of the assignee and identifying the shares with respect to which the rights under this Agreement are being assigned; (ii) such assignee shall agree in writing, in form and substance reasonably satisfactory to Parent, to be bound to the same extent and in the same capacity as the Holder by the provisions of this Agreement and the Stockholders Agreement; and (iii) such assignee acknowledges, immediately following such assignment, the further disposition of such securities by such assignee may be restricted under the Securities Act. In connection with any such transfer Parent shall, at the sole cost and expense of such permitted transferee, promptly after such assignment take such reasonable actions as shall be reasonably acceptable to the Holders and such permitted transferee to assure that any registration statements and related prospectuses are available for use by such permitted transferee for sales of the Registrable Securities in respect of which the rights to registration have been so assigned.  In addition, if either RFE or DFW Transfers to its partners, members, former partners or members with an economic interest therein or shareholders (or a liquidating trust or trusts for the benefit of the foregoing) in a pro rata or similar distribution in compliance with the limitations, if any, which may then be applicable under Section 3(a) (each a "Distribution Person"), such Distribution Person will be entitled to sell shares of Registrable Securities pursuant to the Shelf Registration Statement if such Distribution Person has completed and returned to Parent a Notice and Questionnaire and otherwise complies with the obligations of an Electing Holder under this Agreement.  Notwithstanding the foregoing, for the avoidance of doubt, neither the right to submit a Piggyback Notice nor the right to submit an Underwriting Notice pursuant to Section 7 may be Transferred by RFE or DFW to their ultimate investor limited partners or former limited partners, it being understood that such specific rights of RFE or DFW may only be exercised by RFE, DFW, a fund or other entity which is an Affiliate of RFE or DFW, or a liquidating trust for the limited partners or former limited partners of RFE or DFW.

Appendix D-19

          13.     Certain Definitions.

                    (a)     "Affiliate" has the meaning assigned thereto in the Merger Agreement.  For the avoidance of doubt, a parent fund or other fund or entity which is directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with RFE or DFW shall be deemed to be an "Affiliate" thereof.

                    (b)     "Delay Conditions" means (i) Parent is in possession of material non-public information the disclosure of which would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of Parent and its subsidiaries, taken as a whole, or (ii) the Parent Board determines in good faith that as a result of the occurrence or existence of any pending corporate development with respect to Parent, a failure by Parent to cause (A) the Shelf Registration Statement ceasing to be effective, or (B) a Prospectus thereunder ceasing to be usable, as the case may be, would have a material adverse effect on the business, operations, prospects, condition (financial or otherwise) of Parent and its subsidiaries, taken as a whole.  The Delay Conditions shall not include any material non-public information or corporate development known to Parent as of the Closing Date.  The Delay Conditions shall be deemed to no longer exist if (x) in the case of clause (i) above, the Parent Board determines in good faith that the disclosure of such material information would not be prejudicial to or contrary to the interest of Parent and (y) in the case of clause (ii) above, the Board of Directors of Parent determines in good faith that such delay or cessation is no longer appropriate.

                    (c)     "Designating Stockholder" means each of DFW and RFE.

                    (d)     "DFW" means DFW Capital Partners, L.P.

                    (e)     "Effectiveness Period" has the meaning assigned thereto in Section 6(b) hereof.

                    (f)     "Effective Time" means the date on which the SEC declares the Shelf Registration Statement effective or on which the Shelf Registration Statement otherwise becomes effective.

                    (g)     "Effectiveness Deadline Date" means the earlier of (i) the First Anniversary and (ii) 45 days after an Early Release Event; provided, that if the SEC reviews and has written comments to the filed Shelf Registration Statement that would require the filing of a pre-effective amendment thereto with the SEC, then the Effective Deadline Date shall be 75 days after the filing of the Shelf Registration Statement.

                    (h)     "Electing Holder" has the meaning assigned thereto in Section 8(b) hereof.

                    (i)     "Exchange Act" has the meaning assigned thereto in Section 3(a)(ii) hereof.

                    (j)     "Filing Deadline Date" means the earlier of 45 days prior to (i) the First Anniversary and (ii) the Early Release Event.

                    (k)     "First Anniversary" means the first anniversary of the closing of the Merger.

Appendix D-20

                    (l)     "Majority Holders" means the holders of a majority of the Registrable Securities then outstanding.

                    (m)     "Management Restrictions" means the restrictions on Transfer contained in the lock-up letters from certain officers of the Parent attached hereto as Annex C.

                    (n)     "Managing Underwriters" means the investment banker or investment bankers and manager or managers that shall administer an underwritten offering, if any, conducted pursuant to Section 7 hereof.

                    (o)     "NASD Rules" means the Rules of the National Association of Securities Dealers, Inc., as amended from time to time.

                    (p)     "Notice and Questionnaire" means a Notice of Registration Statement and Selling Security holder Questionnaire, substantially in the form of Exhibit A attached hereto, relating to the Securities.

                    (q)     "Prospectus" means the prospectus (including, without limitation, any preliminary prospectus, any final prospectus and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Securities Act) included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Shelf Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by Parent under the Exchange Act and incorporated by reference therein.

                    (r)     "RFE" means RFE Investment Partners V, L.P. and RFE VI SBIC, L.P.

                    (s)     "Shelf Registration" means a registration effected pursuant to Section 6 hereof.

                    (t)     "Shelf Registration Statement" means a "shelf" registration statement filed under the Securities Act providing for the registration of the resale of, on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the SEC, filed by Parent pursuant to the provisions of Section 6 of this Agreement, including the Prospectus contained therein, any amendments and supplements to such registration statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

                    (u)     "Third Anniversary" means the third anniversary of the closing of the Merger.

          14.     Miscellaneous.

                    (a)     Notices.  All notices and other communications hereunder shall be in writing and shall be deemed given on the date of delivery if delivered Personally or by commercial

Appendix D-21

delivery service, or sent via facsimile (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

                              (i)     if to Parent, to:

Sun Healthcare Group, Inc. 18831 Von Karman Suite 400 Irvine, California 92612 Attention: Michael Newman, Esq. Facsimile: (949) 255-7054
with a copy to:
O'Melveny & Myers LLP 400 South Hope Street Los Angeles, California 90071 Attention: Richard Boehmer, Esq. Facsimile: (213) 430-6407

                              (ii)     if to Stockholders, to them at the addresses set forth on Schedule I hereto.

                    (b)     Counterparts.  This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart.

                    (c)     Entire Agreement; Third Party Beneficiaries.  This Agreement, the other Transaction Documents and the documents and instruments and other agreements among the parties hereto as contemplated by or referred to herein (i) constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; and (ii) except as otherwise provided herein, are not intended to confer upon any other Person any rights or remedies hereunder.

                    (d)     Severability.  In the event that any provision of this Agreement, or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other Persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto.  The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

                    (e)     Other Remedies; Specific Performance.  Except as otherwise provided herein, any and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such party,

Appendix D-22

and the exercise by a party of any one remedy will not preclude the exercise of any other remedy.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.

                    (f)     Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                    (g)     Amendments and Waivers.  The provisions of this Agreement may be amended upon the written agreement of Parent and the Holders holding a majority of the Registrable Securities then outstanding.  Any waiver, permit, consent or approval of any kind or character on the part of any Holders of any provision or condition of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in writing.

                    (h)     Assignment.  Except as set forth in Section 12, no party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

                    (i)     General Rules of Construction; Interpretation.  For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                              (i)     terms include the plural as well as the singular;

                              (ii)     all references in this Agreement to designated "Sections" and other subdivisions are to the designated Sections and other subdivisions of the body of this Agreement;

                              (iii)     the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision;

                              (iv)     "or" is not exclusive; and

                              (v)     "including" and "includes" will be deemed to be followed by "but not limited to" and "but is not limited to," respectively.

                    (j)     Other Rules of Construction; Interpretation.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  The parties hereto have participated jointly in the negotiation and drafting of this Agreement.  In the event any ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all parties hereto, and no

Appendix D-23

presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.

                    (k)     Time of the Essence. Time is of the essence in connection with Parent's performance of its obligations under this Agreement.

                     (l)     Survival.  The respective indemnities, agreements, representations, warranties and other provisions set forth in this Agreement or made pursuant hereto shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Holder, any director, officer or partner of such Holder, any agent or underwriter, any director, officer or partner of such agent or underwriter, or any controlling person of any of the foregoing, and shall survive the transfer and registration of the Registrable Securities of such Holder.

[The remainder of this page has been intentionally left blank]

Appendix D-24

[Signature Page - Registration Rights Agreement]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the day and year first above written.

PARENT

SUN HEALTHCARE GROUP, INC.

By: /s/ Richard K. Matros
Name: Richard K. Matros
Title: Chief Executive Officer

STOCKHOLDERS AGENT

By: /s/ James A. Parsons
Name: James A. Parsons

STOCKHOLDERS:

RFE INVESTMENT PARTNERS V, L.P.

By: RFE Associates V, L.P.,
its General Partner

By: /s/ Michael Foster
Name: Michael Foster
Title: General Partner

RFE VI SBIC, L.P.

By: RFE Associates VI SBIC, L.L.C.,
its General Partner

By: RFE Investment Partners VI, L.P.,
its Sole Member

By: RFE Associates VI, L.L.C.,
its General Partner

By: /s/ Michael Foster
Name: Michael Foster
Title: Managing Member

S-1

[Signature Page - Registration Rights Agreement]

DFW CAPITAL PARTNERS, L.P.

By: Capital Partners-GP, L.P.
its General Partner

By: /s/ Keith W. Pennell
Name: Keith W. Pennell
Title: General Partner

RICHARD A. ROSENTHAL IRA ROLLOVER TRUST

Name of Attorney-in-Fact: Michael J. Foster

Robert D. Kennedy, by his Attorney-in-Fact under Durable Power of Attorney dated October 28, 2002

By: /s/ Michael J. Foster

Name of Attorney-in-Fact: Michael J. Foster

S-2

[Signature Page - Registration Rights Agreement]

CHARLES H. GONZALES REVOCABLE TRUST

By: /s/ Charles H. Gonzales
Name:
Title:

/s/ Ernest A. Schofield
Ernest A. Schofield

/s/ Kenneth L. Morgan
Kenneth L. Morgan

TRADER VIC'S INVESTMENTS, L.P.
An Oklahoma Limited Partnership
RDL INVESTMENTS, L.L.C., general partner

By: /s/ Stephen R. Buford
Name: Stephen R. Buford
Title: Manager

/s/ Larry Cain
Larry Cain

/s/ Gail W. Elliott
Gail W. Elliott, As Trustee of the Neal M. Elliott and Gail W. Elliott Trust

S-3

SCHEDULE A

Schedule of Stockholders

STOCKHOLDER	ADDRESS
Charles H. Gonzales Revocable Trust	5635 Jefferson Blvd., N.E. Albuquerque, NM 87109
Ernest A. Schofield	5635 Jefferson Blvd., N.E. Albuquerque, NM 87109
Kenneth L. Moran	5635 Jefferson Blvd., N.E. Albuquerque, NM 87109
RFE Investment Partners V, L.P.	36 Grove Street New Canaan, CT 06840
RFE VI SBIC, L.P.	36 Grove Street New Canaan, CT 06840
DFW Capital Partners, L.P.	300 Frank W. Burr Blvd. Glenpointe Centre E., 5th Fl. Teaneck, NJ 07666
Trader Vic's Investments, LLC	P.O. Box 3669 Tulsa, OK 74101
Robert D. Kennedy	c/o RFE Investment Partners 36 Grove Street New Canaan, CT 06840
Richard A. Rosenthal IRA Rollover Trust	c/o RFE Investment Partners 36 Grove Street New Canaan, CT 06840
Larry L. Cain	1563 Riverside Drive Tulsa, OK 74119
Gail W. Elliott, as Trustee of the Neal M. Elliott and Gail W. Elliott Trust	4826 105th Ave. Court, N.W. Gig Harbor, WA 98335

Annex A

Plan of Distribution

          The selling stockholders and any of their pledgees, donees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock covered by this prospectus on any stock exchange, market or trading facility on which the shares are traded or in private transactions.   These sales may be at fixed prices, prevailing market prices, prices related to prevailing market prices or negotiated prices.  The selling stockholders may use any one or more of the following methods when selling shares:

●	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
●	crosses or block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
●	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
●	an exchange distribution in accordance with the rules of the applicable exchange;
●	privately negotiated transactions;
●	to cover short sales made after the date that the registration statement of which this prospectus is a part is declared effective by the Securities and Exchange Commission;
●	through the purchase, sale, writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
●	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;
●	a combination of any such methods of sale; and
●	any other method permitted pursuant to applicable law.

          The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

          Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales.  Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated.  The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

Annex A-1

          The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

          In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of our common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

          When we are notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of our common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the shares of our common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction.  In addition, when we are notified in writing by a selling stockholder that a donee or pledge intends to sell more than 500 shares of our common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

          The selling stockholders also may transfer the shares of our common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

          The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be "underwriters" within the meaning of the Securities Act in connection with such sales.  In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.  Discounts, concessions, commissions and similar selling expenses, if any, that can be attributed to the sale of our common stock will be paid by the selling stockholder and/or the purchasers.

Annex A-2

          Each selling stockholder has represented and warranted to us that it does not have any agreement or understanding, directly or indirectly, with any person to distribute our common stock.  We have advised each selling stockholder that it may not use shares registered on this registration statement to cover short sales of our common stock prior to the date on which this registration statement shall have been declared effective by the Securities and Exchange Commission.  If a selling stockholder use this prospectus for any sale of our common stock, it will be subject to the prospectus delivery requirements of the Securities Act.  The selling stockholders will be responsible to comply with the applicable provisions of the Securities Act and Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder promulgated, including without limitation, Regulation M, as applicable to such selling stockholders in connection with resales of their respective shares under this registration statement.

          The selling stockholders may only sell the common stock if such sales are made in satisfaction of the requirements for exemption from registration or qualification under the applicable laws of each applicable state.  The selling stockholders may not offer or sell the common stock in any state where the offer or sale is not permitted.  The selling stockholders will be responsible for compliance with any applicable state laws governing the resale of the common stock.

          We are required to pay all fees and expenses incident to the registration of the shares, but we will not receive any proceeds from the sale of the common stock.  We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Annex A-3

Annex B

Sun Healthcare Group, Inc.

Notice of Registration Statement
and
Selling Securityholder Questionnaire

(Date)

          Reference is hereby made to the Registration Rights Agreement (the "Registration Rights Agreement") between Sun Healthcare Group, Inc. (the "Company") and the stockholders of Peak Medical Corporation named therein (the "Purchasers").  Pursuant to the Registration Rights Agreement, the Company [has filed/intends to file] with the United States Securities and Exchange Commission (the "Commission") a registration statement on Form S-_ (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of shares of the Company's common stock (the "Securities").  A copy of the Registration Rights Agreement is attached hereto.  All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

          Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement.  In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire ("Notice and Questionnaire") must be completed, executed and delivered to the Company's counsel at the address set forth herein for receipt on or before [Insert Deadline for Response].  Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

          Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

ELECTION

          The undersigned holder (the "Selling Securityholder") of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and the Registrable Securities listed below in Item (3).  The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including without limitation Section 10 of the Registration Rights Agreement as if the undersigned Selling Securityholder were an original party thereto.

Annex B-1

          The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

          Certain capitalized terms used in this Questionnaire are defined in Appendix 1 attached hereto.  Capitalized terms used in this Questionnaire but not defined in Appendix 1 have the meanings given to them in the accompanying letter.

(1)        (a) Full legal name of Selling Securityholder:

            ___________________________________________________________

                      (i) Is such Selling Securityholder a:

[ ] Corporation [ ] General Partnership

[ ] Individual [ ] Limited Partnership

[ ] Other (please specify:

                      (ii) In what state is such Selling Securityholder organized or domiciled?

                           _________________________________

          (b) Full legal name of Registered Holder (if not the same as in (a) above) of Registrable Securities listed in Item (4) below:

          _________________________________________________

(2)      Address for Notices to Selling Securityholder:

          ___________________________
          ___________________________
          ___________________________

          Telephone: ________________________
          Fax: _____________________________
          Contact Person: ____________________

(3)      Beneficial Ownership of Securities by Another Entity or Individual:

          (a) Is another entity or individual the Beneficial Owner of any Securities?

[ ] No (skip questions (b)-(e) below)

[ ] Yes (answer questions (b)-(e) below)

Annex B-2

          (b)        What is the full legal name of such Beneficial Owner?

                      _______________________________________________________

          (c)        Is such Beneficial Owner a:

[ ] Corporation [ ] General Partnership

[ ] Individual [ ] Limited Partnership

[ ] Other (please specify: ____________________)

          (d)        In what state is such Beneficial Owner organized or domiciled?

                      ______________________________________________________

          (e) Please provide the name, address and telephone number of a contact person for such Beneficial Owner.

                      _______________________________________________
                      _______________________________________________
                      _______________________________________________
                      _______________________________________________

(4) Beneficial Ownership of Securities:

Except as set forth below in this Item (4), the undersigned is not a Beneficial Owner of any Securities.

________________________________________________________

          (a)        Number of Registrable Securities (as defined in the Registration Rights Agreement) Beneficially Owned:

          ______________________________________________ CUSIP No(s). of such
          Registrable Securities: _______________________________

          (b)        Number of Securities other than Registrable Securities Beneficially Owned:

          ______________________________________________ CUSIP No(s). of such other
          Securities:

          _________________________________________________

          (c)        Number of Registrable Securities that the undersigned wishes to be included in the Shelf Registration Statement:

          ______________________________________________ CUSIP No(s). of such
 Registrable Securities to be included in the Shelf Registration Statement:

Annex B-3

          _______________________________________________

(5)        Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (5), the undersigned Selling Securityholder is not a Beneficial Owner of any shares of Common Stock or any other securities of the Company, other than the Securities listed above in Item (4).

                      State any exceptions here:

(6)        Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its Affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other Material Relationship with the Company (or its predecessors or Affiliates) during the past three years.

                      State any exceptions here:

(7)        Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

(8)        Broker-Dealer Status:

          (a)        Are you a broker-dealer?

                        Yes  No 

          Note:  If yes, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

          (b)        Are you an affiliate of a broker-dealer?

                        Yes  No 

          (c)        If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                        Yes  No 

Annex B-4

          Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in the Registration Statement.

          By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.  The Selling Securityholder also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with the Registration Statement and any amendments or supplements thereto filed with the SEC pursuant to the Securities Act of 1933, as amended.

          In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

          By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (8) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus.  The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

          The Selling Securityholder acknowledges that material misstatements and omissions of material facts in the Registration Statement and any amendments or supplement thereto may give rise to civil and criminal liabilities to the Company and to each officer and director of the Company signing the Registration Statement and to other persons signing such document.  As a result, in accordance with the Selling Securityholder's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect.  All notices hereunder shall be made in accordance with the Registration Rights Agreement as follows:

            (i)         to the Company:

Sun Healthcare Group, Inc.
                                                  18831 Von Karman
                                                  Irvine, CA 92612
                                                  Attention:  General Counsel

            (ii)        with a copy to:

O'Melveny & Myers, LLP

114 Pacifica, Suite 100

Irvine, CA 92618-3318
Attention:

Annex B-5

          I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

          IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: __________________________

________________________________
Selling Securityholder

(Print/type full legal name of beneficial owner of Registrable Securities)

By: _____________________________

        Name:
        Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY'S COUNSEL AT:

                                                  O'Melveny & Myers, LLP
                                                  114 Pacifica, Suite 100
                                                  Irvine, CA 92618-3318
                                                  Attention:

Annex B-6

APPENDIX I

DEFINITIONS

          For the purpose of this Questionnaire, the following definitions apply:

          1.  Affiliate.  As used in Questions 1 - 7, a person is an "Affiliate" of a person if such person controls, is controlled by, or is under common control with, another person.  Please assume that an "Affiliate" of the Company includes without limitation, any 5% stockholder of the Company (including any person who owns, controls, or holds or holds an option to acquire, and has the power to vote, 5% or more of the Company's outstanding voting securities).  "Control" is the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

          As used in Question 8 of this Questionnaire, an "affiliate" of an NASD member has the following meaning:

(1)        a company which controls, is controlled by or is under common control with a member;

(2)        the term affiliate is presumed to include, but is not limited to, the following:

(a)        a company will be presumed to control a member if the company beneficially owns 10% or more of the outstanding voting securities of a member which is a corporation, or beneficially owns a partnership interest in 10% or more of the distributable profits or losses of a member which is a partnership;

(b)        a member will be presumed to control a company if the member and persons associated with the member beneficially own (i) 10% or more of the outstanding subordinated debt of a company, (ii) 10% or more of the outstanding voting securities of a company which is a corporation or (iii) a partnership interest in 10% or more of the distributable profits or losses of a company which is a partnership;

(c)        a company will be presumed to be under common control with a member if:

(i)         the same natural person or company controls both the member and company by beneficially owning 10% or more of the outstanding voting securities of a member or company which is a corporation, or by beneficially owning a partnership interest in 10% or more of the distributable profits or losses of a member or company which is a partnership; or

Annex B-7

(ii)        a person having the power to direct or cause the direction of the management or policies of the member or the company also has the power to direct or cause the direction of the management or policies of the other entity in question.

2.  Beneficial Owner.  A "Beneficial Owner" of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power and/or investment power with respect to such security.  Voting power includes "the power to vote, or to direct the voting, of such security" and investment power includes "the power to dispose, or to direct the disposition, of such security."

A person is also a Beneficial Owner of a security if he has the right to acquire beneficial ownership of such security, at any time within sixty days, including but not limited to, any right to acquire through: (a) the exercise of an option, warrant or right, (b) the conversion of a convertible security, (c) the power to revoke a trust, discretionary account or similar arrangement, or (d) the automatic termination of a trust, discretionary account or similar arrangement; provided, however, that if the acquisition of an option, warrant, right, convertible security or power described in (a), (b) or (c) is for the purpose of maintaining or obtaining control over the issuer of the security, the holder of the option, warrant, right, convertible security or power shall, immediately upon such acquisition and regardless of when it is exercisable, be deemed a beneficial owner of the underlying securities.

The possession of the legal power to vote and/or direct the disposition of securities, absent unusual circumstances, will be sufficient to confer beneficial ownership.  Such power may be held directly, or indirectly, through one or more controlled entities.

3.  Material Relationship.  The term "material relationship" has not been defined by the Securities and Exchange Commission (the "SEC").  The SEC, however, is likely to construe as material any relationship which tends to impact arm's length bargaining in dealings with a company, whether arising from a close business connection, family relationship, a relationship of control or otherwise.  For example, you should conclude that you have such a relationship with any organization of which you own, directly or indirectly, 10% more of the outstanding voting stock, or in which you have some other substantial interest, and with any person or organization with whom you have, or with whom any relative (or any other person or organization as to which you have any of the foregoing other relationships) has, a contractual relationship.

4.  Member.  Rule 0120 of the NASD's Rules of Fair Practice defines the term "member" to mean any individual, partnership, corporation or other legal entity admitted to membership in the NASD, and Article 1 of the NASD's By-Laws defines the term "person associated with a member" to mean every sole proprietor, partner, officer, director, or branch manager of any member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not such person is registered or exempt from registration with the NASD.

Annex B-8

          AMENDMENT NO. 1, dated as of July 7, 2005, to the Registration Rights Agreement (the "Agreement"), dated as of May 16, 2005, by and among Sun Healthcare Group, Inc., a Delaware corporation ("Parent"), the stockholders of Peak Medical Corporation, a Delaware corporation (the "Company"), named on Schedule A thereto (each a "Stockholder" and collectively, the "Stockholders") and James A. Parsons, as Stockholders Agent (for purposes of Section 5 of the Agreement).  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement and Plan of Merger, dated as of May 16, 2005, by and among the parties named therein.

Recitals

          WHEREAS, Parent, Merger Sub, the Company and the Stockholders entered into the Agreement in connection with a business combination transaction;

          WHEREAS, at the time the Agreement was executed, Health Care Properties Investors, Inc. ("HCPI") held a certain number of warrants in the Company and, on or prior to the date hereof, HCPI exercised all of its warrants in the Company in order to become a Stockholder;

          WHEREAS, at the time the Agreement was executed, James Eden ("Mr. Eden") held a certain number of options in the Company and, on or prior to the date hereof, Mr. Eden exercised all of his options in the Company in order to become a Stockholder; and

          WHEREAS, Parent, Merger Sub, the Company and the Stockholders deem it to be in each of their best interests to include HCPI and Mr. Eden as Stockholders, effective as of the date hereof, for all purposes of the Agreement.

          NOW THEREFORE, in consideration of the covenants, promises and representations set forth in the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.          As of the date hereof, HCPI and Mr. Eden are hereby added as signatories to the Agreement and shall be deemed to be Stockholders for all purposes of the Agreement;

          2.          Schedule A of the Agreement is hereby amended to include HCPI and Mr. Eden on the schedule of Stockholders along with each Stockholder's corresponding address, in the following manner:

STOCKHOLDER	ADDRESS
Health Care Properties Investors, Inc.
James Eden

          3.          Except as expressly amended hereby, the terms and conditions of the Agreement shall remain in full force and effect; and

Appendix D-25

          4.          This AMENDMENT NO. 1 may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(signature page follows)

Appendix D-26

[Signature Page - Amendment No. 1 to Registration Rights Agreement]

          IN WITNESS WHEREOF, the parties have caused this AMENDMENT NO. 1 to be duly executed on the day and year first above written.

PARENT

SUN HEALTHCARE GROUP, INC.,
a Delaware Corporation

By: /s/ Richard K. Matros
Name: Richard K. Matros Title: Chief Executive Officer

STOCKHOLDERS AGENT,
for purposes of Section 5

By: /s/ James A. Parsons
Name: James A. Parsons

STOCKHOLDERS:

RFE INVESTMENT PARTNERS V, L.P.

By: RFE Associates V, L.P., its General Partner

By: /s/ Michael Foster
Name: Michael Foster Title: General Partner

RFE VI SBIC, L.P.

By: RFE Associates VI SBIC, L.L.C., its General Partner

By: RFE Investment Partners VI, L.P., its Sole Member

By: RFE Associates VI, L.L.C., its General Partner

By: /s/ Michael Foster
Name: Michael Foster Title: Managing Member

[Signature Page - Amendment No. 1 to Registration Rights Agreement]

DFW CAPITAL PARTNERS, L.P.

By: Capital Partners-GP, L.P. Its General Partner

By: Keith W. Pennell Its General Partner

By: Keith W. Pennell
Name: Keith W. Pennell Title: General Partner

RICHARD A. ROSENTHAL IRA ROLLOVER TRUST

By: /s/ Michael Foster
Name: Michael Foster Title: Attorney-in-Fact

Name of Attorney-in-Fact: Michael J. Foster
/s/ Michael Foster
Robert D. Kennedy, by his Attorney-in-Fact under Durable Power of Attorney dated October 28, 2002

Name of Attorney-in-Fact: Michael J. Foster

[Signature Page - Amendment No. 1 to Registration Rights Agreement]

CHARLES H. GONZALES REVOCABLE TRUST

By: /s/ Charles H. Gonzales
Name: Title:

/s/ Ernest A. Schofield
Ernest A. Schofield

/s/ Kenneth L. Morgan
Kenneth L. Morgan

TRADER VIC'S INVESTMENTS, LLC, an Oklahoma Limited Partnership

RDL INVESTMENTS, L.L.C., General Partner

By: /s/ Stephen H. Buford
Name: Title:

/s/ Larry Cain
Larry Cain

/s/ Gail W. Elliott
Gail W. Elliott, As Trustee of the Neal M. Elliott and Gail W. Elliott Trust

HEALTH CARE PROPERTIES INVESTORS, INC.

By: /s/ Edward J. Henning
Name: Edward J. Henning Title: Senior Vice President

/s/ James Eden
James Eden

SPECIAL MEETING OF STOCKHOLDERS OF

SUN HEALTHCARE GROUP, INC.

Octocber 31, 2005

PROOF # 2

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach and mail in the envelope provided. ↓

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

2. In their discretion, proxies are authorized to transact and vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE TODAY.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

PROOF # 2

SUN HEALTHCARE GROUP, INC.

SPECIAL MEETING OF STOCKHOLDERS

OCTOBER 31, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints RICHARD K. MATROS, Chairman of the Board and Chief Executive Officer, and L. BRYAN SHAUL, Executive Vice President and Chief Financial Officer, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of Common Stock of Sun Healthcare Group, Inc. (the "Company") which the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held at 18831 Von Karman, Suite 400, Irvine, California 92612 at 9:00 a.m., local time, on October 31, 2005, and at any adjournments or postponements thereof, and authorizes and instructs the proxies to vote in the manner directed on the reverse side.

A copy of the Notice of Special Meeting of Stockholders dated September 16, 2005 and the Proxy Statement dated September 16, 2005 has been received by the undersigned.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL SET FORTH HEREIN. IF NO DIRECTION IS MADE BELOW, THIS PROXY WILL BE VOTED FOR THE PROPOSAL ON THE REVERSE SIDE.

(BE SURE TO SIGN AND DATE THE REVERSE SIDE OF THIS FORM)

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